Execution Version

USG NEVADA LLC

$30,737,775 6.75% Senior Secured Notes due December 31, 2037 __________________________
NOTE PURCHASE AGREEMENT __________________________
Dated September 26, 2013

*	Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

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TABLE OF CONTENTS

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

Schedule 4.11(b)	—	Consents to be delivered at Closing

Schedule 4.22(a)	—	Budget

Schedule 4.22	—	Base Case Projections

Schedule 5.5	—	Ownership of the Issuer; Officers

Schedule 5.8	—	Required Approvals

Schedule 5.12	—	Material Project Documents

Schedule 8.1	—	Amortization Schedule

Schedule 9.2	—	Insurance Requirements

Schedule 9.12	—	Required Make-Up Well Reserve Account Balance

Exhibit 1	—	Form of 6.75% Senior Secured Note due December 31, 2037

Exhibit 4.10	—	Form of Funding Instruction Letter

Exhibit 7.1	—	Form of Monthly Operating Report

Security Documents

Exhibit S-1	Form of Depositary Agreement

Exhibit S-2	Form of Collateral Agency Agreement

Exhibit S-3	Form of Deed of Trust

Exhibit S-4	Form of Pledge Agreement

Exhibit S-5	Form of Security Agreement

Exhibit S-6	Form of Recapture Indemnity Agreement

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USG Nevada LLC
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706

6.75% Senior Secured Notes due December 31, 2037

September 26, 2013

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:

Ladies and Gentlemen:

            USG Nevada LLC, a Delaware limited liability company (the “Issuer”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”), as follows (this “Agreement”):

SECTION 1. AUTHORIZATION OF NOTES.

The Issuer will authorize the issue and sale of $30,737,775 aggregate principal amount of its 6.75% Senior Secured Notes due December 31, 2037 (the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13). The Notes shall be substantially in the form set out in Exhibit 1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2. SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to each Purchaser and each Purchaser will purchase from the Issuer, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3. CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY, at 11:00 a.m., New York time, at a closing (the “Closing”) on September 26, 2013 or on such other Business Day thereafter on or prior to September 30, 2013 as may be agreed upon by the Issuer and the Purchasers. At the Closing the Issuer will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $1,000,000 as such Purchaser may request) dated the Closing Date and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuer or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuer: Wells Fargo Bank, N.A., ABA # 121000248, Account # 4945754166, Account Name: Stewart Title Company, Ref: File Number 1050651, Reference Party: USG Nevada LLC. If at the Closing the Issuer shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4. CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to the satisfaction of such Purchaser, prior to or at the Closing, of the following conditions:

                          Section 4.1. Representations and Warranties. The representations and warranties of the Issuer in this Agreement and of the Issuer and each Issuer Party in any other Financing Document to which such Person is a party shall be true and correct when made and at the time of the Closing.

                          Section 4.2. Performance; No Default. The Issuer shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and, after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.15), no Default or Event of Default shall have occurred and be continuing. The Issuer shall not have entered into any transaction since the date of the last financial statements of the Issuer described in Section 4.17 hereof that would have been prohibited by Section 10 had that Section applied since such date.

                          Section 4.3. Compliance Certificate. The Issuer shall have delivered to each of the Secured Parties an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and each of the other conditions precedent to the occurrence of the Closing has been satisfied or waived.

                          Section 4.4. Opinions of Counsel. Each Secured Party shall have received opinions in form and substance satisfactory to such Person, dated the Closing Date, from (a) (i) Hawley Troxell Ennis & Hawley LLP, special counsel for the Issuer, and (ii) Hawley Troxell Ennis & Hawley LLP, special counsel for the Issuer regarding state and local permitting matters and federal energy regulatory matters, and the Issuer hereby instructs its counsel to deliver such opinions to the Secured Parties, (b) Betsy M. Pain, counsel for the EPC Contractor with respect to the EPC Contract and the Consent relating thereto, and (c) Bingham McCutchen, LLP, special counsel for the Purchasers, in each case, covering such matters incident to the transactions contemplated hereby and by the other Transaction Documents as such Secured Party may reasonably request.

                          Section 4.5. Purchase Permitted By Applicable Law, Etc. On the Closing Date, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.

                          Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Issuer shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

                          Section 4.7. Payment of Special Counsel and Other Fees and Expenses. Without limiting the provisions of Section 15.1, the Issuer shall have paid on or before the Closing: (a) the fees, charges and disbursements of the Purchasers’ special counsel, Bingham McCutchen LLP, to the extent reflected in a statement of such counsel rendered to the Issuer at least one Business Day prior to the Closing, (b) the initial Servicing Fee payable to the holders of the Notes in accordance with Section 9.10 hereof in an aggregate amount equal to $50,000, (c) a fee payable to each Purchaser of the Notes in an amount equal to 1.5% of the principal amount of the Notes being purchased by such Purchaser on the Closing Date, and (d) all other fees, out-of-pocket costs and expenses (including legal fees and expenses, consultant fees and expenses (including the fees and expenses of the Independent Engineer, the Geothermal Resource Engineer and the Insurance Consultant), and title insurance premiums) and other compensation contemplated hereby or by the other Financing Documents, or pursuant to separate letter agreements, payable to the Purchasers, the Collateral Agent or the Depositary at Closing.

                          Section 4.8. Private Placement Number. A Private Placement Number issued by S&P’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

                          Section 4.9. Changes in Organizational Structure. The Issuer shall not have changed its jurisdiction of formation, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Section 4.17.

                          Section 4.10. Funding Instructions. At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Issuer confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited, and substantially in the form of Exhibit 4.10 hereto.

                          Section 4.11. Proceedings and Documents. The Secured Parties shall have received the following, each to be, unless otherwise indicated, dated the Closing Date and in form and substance satisfactory to the Collateral Agent and the Purchasers:

            (a)        The Notes to be purchased by the Purchasers;

            (b)        (i) This Agreement and each other Financing Document duly executed, authorized and delivered by each party thereto, and (ii) copies of the Material Project Documents executed prior to the Closing Date, including any amendments or supplements thereto, and including the Consents related thereto, in each case, duly authorized, executed and delivered by each party thereto, and certified by an authorized officer of the Issuer as being true, correct and complete and in full force and effect on the Closing Date, each of which shall be in form and substance satisfactory to the Purchasers;

            (c)        The certificate of formation, articles of incorporation or other similar organizational documents of the Issuer and each Issuer Party, each certified as of a recent date by the Secretary of State of the State of Delaware (with respect to the Issuer, Holdings, the Operator and USG Delaware) or Idaho (with respect to USG Idaho) and by such Person’s secretary or other authorized officer;

            (d)        The limited liability company agreement, by-laws and any other organizational documents of the Issuer and each Issuer Party, certified by such Person’s secretary or other authorized officer;

            (e)        With respect to the Issuer and each Issuer Party, an incumbency certificate signed by the secretary or an assistant secretary and one other officer of such Person, certifying as to the names, titles and true signatures of the officers of such Person authorized to sign this Agreement, the Notes, the other Financing Documents to which such Person is a party and other documents to be delivered hereunder or thereunder;

            (f)        A certificate of the secretary of the Issuer and each Issuer Party attaching resolutions of the governing body of such Person evidencing approval of the transactions contemplated by this Agreement and the other Transaction Documents to which such Person is a party and, with respect to the Issuer, the issuance of the Notes, and in each case, the execution, delivery and performance thereof, and authorizing certain officers to execute and deliver the same, and certifying that such resolutions were duly and validly adopted and have not since been amended, revoked or rescinded;

            (g)        Certificates of existence issued by the Secretary of State of the State of Delaware (with respect to each of the Issuer, Holdings, the Operator and USG Delaware) and the Secretary of the State of Idaho (with respect to USG Idaho) and certificates of qualification to do business in Nevada issued by the Secretary of State of the State of Nevada as to the Issuer and the Operator;

            (h)        Copies of reports listing all effective financing statements which name the Issuer or Holdings as debtor and which are filed in all applicable offices, together with copies of such financing statements;

            (i)        A schedule of all Required Approvals in effect as of the Closing Date, together with copies thereof certified by an officer of the Issuer as being true, correct and complete, in full force and effect and not subject to any appeal or further proceeding; and

            (j)        Such additional documents or certificates with respect to such legal matters or limited liability company, corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by the Purchasers or the Collateral Agent.

                          Section 4.12. Depositary Agreement, Security Agreement, Etc. The Obligations shall be secured by a perfected first priority security interest (subject only to Closing Date Permitted Liens) in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and the Issuer will deliver or caused to be delivered to the Collateral Agent and the Purchasers on the Closing Date, the following, each of which shall be in full force and effect:

            (a)        A Depositary and Security Agreement in the form of Exhibit S-1, duly executed by each of the Issuer, the Collateral Agent and the Depositary (the “Depositary Agreement”);

            (b)        A Collateral Agency Agreement in the form of Exhibit S-2, duly executed by the Issuer, the Collateral Agent, the Depositary and the Purchasers (the “Collateral Agency Agreement”);

            (c)        A Deed of Trust with Assignment of Leases, Contracts and Rents, Security Agreement and Fixture Filing in the form of Exhibit S-3, duly executed by the Issuer in favor of Stewart Title Guaranty Company for the benefit of the Collateral Agent (the “Deed of Trust”);

            (d)        A Pledge and Security Agreement in the form of Exhibit S-4, duly executed by Holdings in favor of the Collateral Agent for the benefit of the Secured Parties (the “Pledge Agreement”) with respect to the pledge of Holdings’ ownership interests in the Issuer, together with the certificates representing such ownership interests and executed, undated transfer powers (in blank) relating thereto;

            (e)        A Security Agreement in the form of Exhibit S-5, duly executed by the Issuer (the “Security Agreement”) in favor of the Collateral Agent for the benefit of the Secured Parties;

            (f)        An Indemnity Agreement, duly executed by the Sponsor, the Issuer and the Collateral Agent, in the form of Exhibit S-6 (the “Recapture Indemnity Agreement”);

            (g)        A Local Bank Control Agreement, duly executed by the Issuer, the Collateral Agent and the depositary bank holding the Local Account, which shall be in form and substance satisfactory to the Collateral Agent and the Purchasers;

            (h)        Such other pay-off letters, releases, documents, instruments and agreements as the Collateral Agent or any of the Purchasers may reasonably request to grant to Collateral Agent first priority perfected Liens on the Collateral (subject only to Closing Date Permitted Liens).

                          Section 4.13. Reserve Accounts. The Issuer shall deposit the Minimum Debt Service Reserve Requirement in the Debt Service Reserve Account and $640,797 in the Maintenance Reserve Account, or, in lieu thereof, provide Acceptable Letters of Credit in accordance with the Depositary Agreement, and the Issuer shall deposit $253,617 in the Upgrade Reserve Account.

                          Section 4.14. Real Estate Documentation.

            (a)        Title Policy. The Secured Parties shall have received a lender’s A.L.T.A. extended coverage policy of title insurance, together with such endorsements as are reasonably required by the Purchasers (such policies and endorsements being hereinafter referred to collectively as the “Title Policy”), in an aggregate amount equal to the principal amount of the Notes, issued by a title insurer satisfactory to the Secured Parties, in form and substance and with such reinsurance as is reasonably satisfactory to the Secured Parties, and insuring the Secured Parties that:

            (i)        the Issuer has valid leasehold, geothermal and easement estates in the Site, free and clear of Liens, encumbrances or other exceptions to title except Permitted Liens;

             (ii)        the Issuer has valid fee ownership of the Water Rights; and

            (iii)        the Deed of Trust on the Site constitutes a valid, first priority Lien on the leasehold, geothermal and easement estates in the Site and the Water Rights, and includes all right, titles and interest of the Issuer in and to the Site and the Water Rights, free and clear of all Liens, encumbrances and exceptions to title whatsoever, other than Permitted Liens.

The Title Policy shall effect full coverage against losses arising out of encroachments on boundary or setback lines, against losses from existing mechanics’ or materialmen’s liens and subsequent mechanics’ and materialmen’s liens which may gain priority over the Deed of Trust and against such other losses and with respect to such other matters as the Secured Parties may reasonably request.

            (b)        Survey. The Secured Parties shall have received a recent A.L.T.A. as-built survey of the real estate parcels with respect to the portions of the Site consisting of the Site Leasehold Estate, the Kosmos Leasehold Estate, the Easement Estates and portions of the BLM Leasehold Estate on which active wells are currently located (as each such term is defined in the Deed of Trust), whether owned, licensed or leased, certified to the Secured Parties by a licensed surveyor, in form reasonably acceptable to the Secured Parties.

            (c)        Site Assessment. The Secured Parties shall have received a copy of an environmental site assessment prepared by Legacy Team Environmental Consultants, dated as of a recent date, in form and substance reasonably satisfactory to the Purchasers, together with a letter addressed to the Secured Parties permitting reliance on such site assessment. The environmental site assessment shall cover the Site Leasehold Estate, the Kosmos Leasehold Estate and the portion of the BLM Leasehold Estate on which the inactive Amor II plant (as each such term is defined in the Deed of Trust) is located, and show that (i) no Person has caused or permitted any material amount of Hazardous Materials to be used or stored on the Site Leasehold Estate or the Kosmos Leasehold Estate, and (ii) no Person has caused or permitted any amount of Hazardous Materials to be used or stored on the portion of the BLM Leasehold Estate on which the inactive Amor II plant is located in a manner contrary to any Environmental Laws.

            (d)        Assignments, Consents and Estoppel Certificates. The Secured Parties shall have received (i) a lessor estoppel certificate and agreement, in form and substance satisfactory to the Purchasers, executed by The Kosmos Company, the Issuer and the Collateral Agent with respect to the Kosmos Lease (the “Kosmos Estoppel”), (ii) a letter in form and substance satisfactory to the Purchasers executed by the United States Bureau of Land Management certifying that no defaults exist with respect to the BLM Leases (the “BLM Letter”), and (iii) executed, undated (in blank) assignments of the BLM Leases and the Well Permits (the “Assignments”), together with such other documents and instruments as reasonably required to grant first-priority Liens (subject only to Closing Date Permitted Liens) in the Issuer’s rights, title and interests thereunder in favor of the Collateral Agent to secure the Obligations.

                          Section 4.15. UCC Searches and Litigation Searches. The Collateral Agent and the Purchasers shall have received UCC and litigation searches of the Issuer and each Issuer Party, dated a date reasonably near to the Closing Date, which searches shall (i) confirm that no Liens other than Liens that will be released on the Closing Date exist on the Collateral and that none of the Issuer or any Issuer Party is subject to any litigation, and (ii) be otherwise in substance satisfactory to the Collateral Agent and the Purchasers.

                          Section 4.16. Insurance. The Issuer shall have delivered to the Secured Parties evidence of insurance in effect that meets the requirements of Section 9.2.

                          Section 4.17. Financial Statements; Pro Forma Balance Sheet. The Secured Parties shall have received: (a) the unaudited financial statements of the Issuer for the fiscal quarters ended March 31, 2013 and June 30, 2013, (b) the unaudited monthly financial statements of the Issuer for the calendar month ended July 31, 2013, (c) the annual audited financial statements for the Issuer for the calendar year 2012, and (d) a pro forma balance sheet of the Issuer as of the date of Closing, giving pro forma effect to the transactions contemplated by this Agreement.

                          Section 4.18. Required Approvals. All Required Approvals then required to have been obtained and to be in effect shall have been obtained and shall be in effect, and all applicable waiting and appeal periods shall have expired without any materially adverse action being taken by any applicable authority.

                          Section 4.19. No Material Adverse Effect. No event, occurrence or condition that has had, or could reasonably be expected to have, a Material Adverse Effect shall have occurred and be continuing. A Responsible Officer of the Issuer shall deliver a certificate to the Purchasers dated as of the Closing Date certifying as to the foregoing.

                            Section 4.20. IE Report. The Purchasers shall have received a report of the Independent Engineer, addressed to the Purchasers and in form and substance satisfactory to the Purchasers.

                            Section 4.21. Geothermal Resource Assessment Report. The Purchasers shall have received a final energy production analysis for the Project prepared by the Geothermal Resource Engineer, addressed to the Purchasers and in form and substance satisfactory to the Purchasers.

                            Section 4.22. Base Case Projections and Budget. The Issuer shall have furnished the Purchasers with the Base Case Projections, showing projections of the operating results of the Issuer through 2037, and the initial Operating Budget, each of which shall be satisfactory to the Purchasers.

                            Section 4.23. Construction Completion. The Purchasers shall have received: (a) a certificate from the Independent Engineer confirming that (i) Final Completion (as defined in the EPC Contract) and Commercial Operation (as defined in the PPA) have occurred, and (ii) based on results of Project testing that the Independent Engineer believes to be appropriate, the Project is capable of operating at full design capacity without excessive vibration of the turbine gearbox; (b) copies of the Certificate of Final Completion (as defined in the EPC Contract) countersigned by the Issuer, the EPC Contractor’s final invoice for settlement of all Punchlist Items (as defined in the EPC Contract) and a final waiver of liens from the EPC Contractor; (c) evidence of payment in full by the EPC Contractor of all Liquidated Damages (as defined in the EPC Contract) due and owing under the EPC Contract; and (d) confirmation in the initial Operating Budget that the Issuer will have cash reserves sufficient to complete any remaining construction costs.

                             Section 4.24. Extension of Ground Lease. The Ground Lease shall have been amended in form and substance satisfactory to the Required Holders, providing for extension of the term to a date not earlier than December 31, 2038, and a memorandum of such amendment shall have been recorded, and the Ground Lease, as so amended, shall be in full force and effect.

                             Section 4.25. Payoff of Existing Indebtedness; Lien Releases. The Secured Parties shall have received a letter agreement providing for the termination and any necessary pay-off of the existing credit facility of the Issuer provided by the EPC Contractor and the release of all Liens granted thereunder, duly executed and delivered by the Issuer and the EPC Contractor, together with such mortgage discharges, termination statements and other releases as may be necessary to terminate and release the mortgages, charges, deeds of trust, security interests, escrow arrangements and other Liens granted by the Issuer in favor of the EPC Contractor (or a collateral agent on its behalf) to secure Indebtedness of the Issuer under such credit facility.

                          Section 4.26. Water Rights. The Sponsor shall have conveyed all of its right, title and interest in and to the Water Rights to the Issuer, and a Report of Conveyance and a Notice of Pledge with respect to the Water Rights in form and substance satisfactory to the Purchasers shall have been filed with the Nevada Division of Water Resources, Office of the State Engineer.

                          Section 4.27. PPA Adjustment. The Issuer shall have notified the Power Purchaser of the increase of the “Annual Supply Amount” by 2.96% in accordance with Section 3.7.1 of the PPA and delivered to the Power Purchaser additional “Operating Security” required in connection therewith.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

The Issuer represents and warrants to the Collateral Agent and the Purchasers as of the Closing Date that:

                          Section 5.1. Organization; Power and Authority. The Issuer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign limited liability company and is in good standing in the State of Nevada and each other jurisdiction in which such qualification is required by law. The Issuer has the limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform the provisions hereof and thereof.

                          Section 5.2. Authorization, Etc. This Agreement and the other Transaction Documents to which the Issuer is a party have been, or prior to their execution will be, duly authorized by all necessary limited liability company action on the part of the Issuer, and this Agreement and each other Transaction Document constitute, and upon execution and delivery thereof each Note will constitute, legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                          Section 5.3. Disclosure. This Agreement, the other Transaction Documents and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Issuer or an Issuer Party in connection with the transactions contemplated hereby (including by posting on an internet or intranet website to which the Purchasers have password-protected access), and the financial statements described in Section 4.17 (this Agreement, the other Transaction Documents and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to the Closing Date being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2012, there has been no change in the financial condition, operations, business, properties or prospects of the Issuer except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Issuer that could be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. The Issuer is not aware of any condition, fact, act or circumstance (or absence of any of the foregoing) that could reasonably be expected to interfere with the operation of the Project as contemplated by the Material Project Documents.

                          Section 5.4. Base Case Projections. The Base Case Projections (a) have been prepared with due care, (b) fairly present the Issuer’s good faith expectations as at the Closing Date as to the matters covered thereby based on the best information available to the Issuer at the time of such Closing, (c) are based on reasonable assumptions as to the factual and legal matters material to the estimates therein and (d) are consistent with the Material Project Documents.

                          Section 5.5. Organization and Ownership of Interests in Issuer; Affiliates; Officers; No Subsidiaries.

            (a)        Schedule 5.5 contains a complete and correct list and description of (i) the Sponsor’s and Holdings’ indirect and direct ownership interests in the Issuer and (ii) the Issuer’s officers.

            (b)        The membership interests in the Issuer are validly issued, are fully paid and nonassessable and are owned by Holdings free and clear of any Lien (except for the Lien created by the Pledge Agreement).

            (c)        Holdings is the only member of the Issuer. (d) The Issuer has no subsidiaries.

                          Section 5.6. Financial Statements; Material Liabilities. The Issuer has delivered to the Purchasers copies of the financial statements of the Issuer described in Section 4.17. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Issuer as of the respective dates thereof and the results of its operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Issuer has no Indebtedness or other material liabilities, except as disclosed on such financial statements.

                          Section 5.7. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Issuer of this Agreement, the Notes and the other Transaction Documents to which it is a party do not and will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Lien created by the Financing Documents) in respect of any property of the Issuer under, any Material Project Document or any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational documents of the Issuer, or any other agreement or instrument to which the Issuer is bound or by which the Issuer or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Issuer, (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Issuer or any Approval, or (iv) require the Approval of any Person, other than Approvals that have been obtained and are in full force and effect and Approvals not required to be obtained until after the Closing Date, and the Issuer is not aware of any facts or circumstances that indicate that any such Approval required to be obtained after the Closing Date will not be obtained on or prior to the required date.

                          Section 5.8. Governmental Authorizations, Etc. All Required Approvals are listed on Schedule 5.8. Each Required Approval listed in in Part I of Schedule 5.8 is validly issued, final and in full force and effect and is not subject to any current legal proceedings, and there are no material unsatisfied conditions to the effectiveness of any such Required Approval and all applicable waiting periods with respect to each such Required Approval have expired without any material adverse action being taken by the applicable authority. Each Required Approval listed in Part II of Schedule 5.8 is not required to be obtained until the date indicated thereon, and the Issuer is not aware of any facts or circumstances that indicate that any such Required Approval will not be obtained on or prior to the required date.

                          Section 5.9. Litigation; Observance of Agreements, Statutes and Orders.

            (a)        There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Issuer after due inquiry, threatened against or affecting the Issuer or any Issuer Party in any court or before any arbitrator of any kind or before or by any Governmental Authority that could reasonably be expected to have a Material Adverse Effect, or that question the validity of any of the Transaction Documents.

            (b)        Neither the Issuer nor any Issuer Party is (i) in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (ii) in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA PATRIOT Act) of any Governmental Authority.

                          Section 5.10. Taxes. The Issuer has filed all tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon the Issuer or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which (A) the Issuer has established adequate reserves in accordance with GAAP, and (B) the nonpayment of all such taxes, assessments, charges, levies and claims during the pendency of such contest could not reasonably be expected to result in a Lien on property or assets of the Issuer other than Permitted Liens. The Issuer knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Issuer in respect of Federal, state or other taxes for all fiscal periods are adequate.

                          Section 5.11. Title to Property; Leases; Real Estate; Insurance. The Issuer has good and sufficient title to, or leasehold interests in, the Project, the Site, the Geothermal Resource, the Water Rights and all of its other properties that individually or in the aggregate are material to the Issuer and the Project, free and clear of Liens (other than Permitted Liens). The Ground Lease, the Geothermal Leases and all other leases, easements and real property interests that individually or in the aggregate are material to the Issuer and the Project are valid and subsisting and are in full force and effect in all respects. The Issuer is not in default under any terms of the Ground Lease or any Geothermal Lease and no event or omission has occurred which with the giving of notice or lapse of time, or both, would constitute a default under the Ground Lease or any Geothermal Lease. The real property interests, leasehold estates, easements and other rights of the Issuer set forth in the Title Policy or encumbered by the Deed of Trust:

            (a)        comprise all of the property interests necessary to secure any right required with respect to the construction, operation or maintenance of the Project in accordance with all requirements of law, including all Required Approvals;

            (b)        are sufficient to enable the Project to be located, operated and routinely maintained on the Site through the Maturity Date; and

            (c)        provide adequate ingress and egress for any reasonable purpose in connection with the operation and routine maintenance of the Project.

None of the parcels comprising the Site needs to be subdivided from larger tracts of land in order to be made subject to the Lien of the Deed of Trust.

                          Section 5.12. Material Project Documents; Commercial Operation Date.

            (a)        The Material Project Documents listed on Schedule 5.12 constitute and include all contracts and agreements that are necessary for the construction, ownership, operation and maintenance of the Project and the generation, transmission and sale of energy generated by the Project. Each Material Project Document is in full force and effect and constitutes the legal, valid and binding obligation of the Issuer as of the date hereof. Neither the Issuer nor, to the Issuer’s knowledge, any other Person party to a Material Project Document or other material agreement with the Issuer is in default under any terms of a Material Project Document or material agreement (including, without limitation, the obligation of the Issuer to provide to the Power Purchaser all of the agreements and certificates required to be delivered to the Power Purchaser pursuant to Section 8.8 of the PPA), nor has an event or omission occurred which with the giving of notice or lapse of time, or both, would constitute a default under any of the Material Project Documents or other material agreements.

            (b)        The Commercial Operation Date (as defined in the PPA) of the Project occurred on May 25, 2012.

            (c)        Exhibit 13 to the PPA (as in effect on the date hereof) sets forth the current Annual Supply Amounts, Monthly Supply Amounts and Supply Amounts (as each such term is defined in the PPA) as of the Closing Date.

            (d)        The Yearly PC Amount (as defined in the PPA) is 91,805,000.

                           Section 5.13. Compliance with ERISA.

            (a)        The Issuer and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Issuer nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Issuer or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or Federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

            (b)        The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

            (c)        The Issuer and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

            (d)        The expected postretirement benefit obligation (determined as of the last day of the Issuer’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Issuer is not Material.

            (e)        The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Issuer to each Purchaser in the first sentence of this Section 5.13(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

                          Section 5.14. Private Offering by the Issuer. Neither the Issuer nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers, each of which has been offered the Notes at a private sale for investment. Neither the Issuer nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

                          Section 5.15. Use of Proceeds; Margin Regulations. The Issuer will apply the proceeds of the sale of the Notes to (a) repay the construction financing of the Project, (b) pay transaction expenses and third party fees related to the development and financing of the Project, (c) fund the Debt Service Reserve Account in the amount of the Minimum Debt Service Reserve Requirement, the Maintenance Reserve Account in the amount of $640,797 and the Upgrade Reserve Account in the amount of $253,617 and (d) fund the Closing Date Distribution. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Issuer in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Issuer does not own or carry any margin stock. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in Regulation U.

                          Section 5.16. Foreign Assets Control Regulations, Etc.

            (a)        Neither the Issuer or any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”). Neither the Issuer nor any Controlled Entity is engaged in any activities that could subject such Person or any Purchaser to sanctions under CISADA or under any applicable state law that imposes sanctions on Persons that do business with Iran or any other country that is subject to an OFAC Sanctions Program.

            (b)        No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly or indirectly, in connection with any investment in, or any transactions or dealings with, any Blocked Person where such investments, transactions or dealings could reasonably be expected to cause the purchase, holding or receipt of any payment or exercise of any rights in respect of any Note by the holder thereof to be in violation of any law or regulation applicable to such holder.

            (c)        To the actual knowledge of the Issuer after making due inquiry, none of the Issuer or any Controlled Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Issuer has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

            (d)        No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any governmental official or employee, political party, official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage. The Issuer has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Issuer and each Controlled Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.

                          Section 5.17. Status under Certain Statutes.

            (a)        None of the Issuer or any Issuer Party is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

            (b)        The Issuer is not subject to or is exempt from regulation under PUHCA in either case as a “public-utility company” or as a “holding company” of a “public-utility company.” (c) The Issuer is entitled to (i) all of the exemptions from the FPA provided for in 18 C.F.R. § 292.601(c) including the exemptions from Sections 205 and 206 of the FPA set forth in § 292.601(c)(1); (ii) the exemption from PUHCA set forth in 18 C.F.R. § 292.602(b); and (iii) the exemption from certain state laws and regulations set forth in § 292.602(c), and Holdings is a “holding company” solely of the Issuer. As of the date hereof, the Issuer has filed with the FERC a notice of self-certification as a QF in FERC Docket No. QF12-163-000 on or about January 13, 2012, which notice complies with all of the applicable requirements of the FERC and which such notice is legally effective and valid.

            (d)        The PPA and Interconnection Agreement have received all Approvals required from all applicable Governmental Authorities. The Interconnection Agreement is sufficient to permit the Issuer to: (i) inject all of the Project’s electric energy, capacity and ancillary services up to the point of interconnection specified therein and (ii) satisfy the Issuer’s electrical delivery obligations under the PPA.

            (e)        The Issuer is in compliance with all and is not in violation of any applicable requirements and rules of the Public Utilities Commission of Nevada and FERC, including but not limited to all requirements applicable to the Issuer under Section 215 of the FPA. The Issuer does not require permission or authorization from, and is not required to deliver any notice to, the FERC or the Public Utilities Commission of Nevada in order to execute and deliver the Transaction Documents to which it is a party or to enter into and perform the transactions contemplated thereby.

            (f)        Solely as a result of the execution and delivery of the Financing Documents and the entering into and performance of the transactions contemplated thereby, neither the Collateral Agent nor any of the Purchasers shall become subject to regulation either by the FERC (under either of the FPA or PUHCA) or by the Public Utilities Commission of Nevada under Nevada law, except by the exercise of the holders of certain remedies allowed under the Financing Documents.

                          Section 5.18. Environmental Matters.

            (a)        The Issuer has no knowledge of any claim nor has it received any notice of any claim, and no proceeding has been instituted raising any claim against the Issuer, the Site or any of the real properties now or formerly owned, leased or operated by the Issuer, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

            (b)        The Issuer has no knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to the Site or other real properties now or formerly owned, leased or operated by the Issuer or to other assets or its use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

            (c)        The Issuer has not stored any Hazardous Materials on the Site or other real properties now or formerly owned, leased or operated by the Issuer and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and (d) All buildings on the Site and all other real properties now owned, leased or operated by the Issuer are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

                          Section 5.19. Collateral. The Collateral, as described in the Security Documents, includes all of the real and personal property of the Issuer and constitutes all assets necessary for the development, construction, operation and maintenance of the Project. The security interests in the Collateral granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Financing Documents: (a) constitute as to personal property included in the Collateral and, with respect to subsequently acquired personal property included in the Collateral, will constitute, a perfected security interest and Lien under each applicable Uniform Commercial Code, and (b) are, and, with respect to such subsequently acquired property, will be, as to Collateral perfected under each applicable Uniform Commercial Code, superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, Lien, security interests, encumbrance, assignment or otherwise, except for Permitted Liens. All action as is necessary has been taken to establish and perfect the Collateral Agent’s rights in and to, and the first lien priority (subject only to Closing Date Permitted Liens) of its Lien on, the Collateral for the benefit of the Secured Parties, including any recording, filing, registration, delivery to the Collateral Agent, giving of notice or other similar action (subject to the timely filing of continuation statements as required under the applicable Uniform Commercial Code). The Security Documents and financing statements relating thereto have been duly filed or recorded in each office and in each jurisdiction where required in order to create and perfect the Lien and security interest described above and the priority thereof.

                          Section 5.20. Labor Relations; Force Majeure Events. No strike, slowdown or stoppage is pending or, to the best of the Issuer’s knowledge, threatened, against the Issuer, its contractors or the Project. Neither the Project nor the Issuer nor (to the knowledge of the Issuer) any other Project Party has suffered any force majeure event that is continuing.

                          Section 5.21. Indebtedness. After giving effect to the Closing, the Issuer does not have any Indebtedness or other material liabilities, other than (a) Indebtedness under the Financing Documents, (b) trade payables incurred in the ordinary course of business, and (c) Indebtedness consisting of obligations permitted by Section 10.6(c) hereof.

                          Section 5.22. Capitalization. The Issuer has sufficient capitalization to perform the Obligations under this Agreement and the other Financing Documents.

                          Section 5.23. Budget. The Issuer and the Operator are in compliance with the initial Operating Budget.

                          Section 5.24. Cash Grant. The factual information and the representations of the Issuer set forth in the Cash Grant Application are true, correct and complete in all material respects. The Issuer received a Cash Grant in the amount of $10,650,000 in November 2012 and an additional Cash Grant in the amount of $1,050,000 in March 2013. A portion of the Cash Grant proceeds was applied to repay in full the Issuer’s Cash Grant bridge loan provided by Ares Capital Corporation. No Federal tax credit under Section 45 or Section 48 of the Code has been claimed with respect to any assets comprising the Project.

SECTION 6. REPRESENTATIONS OF THE PURCHASERS.

                          Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s Note or its property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuer is not required to register the Notes.

                          Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

            (a)        the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

            (b)        the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

            (c)        the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuer in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

            (d)        the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Issuer that would cause the QPAM and the Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuer in writing pursuant to this clause (d); or

            (e)        the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d) of the INHAM Exemption) owns a 10% or more interest in the Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuer in writing pursuant to this clause (e); or

            (f)        the Source is a governmental plan; or

            (g)        the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuer in writing pursuant to this clause (g); or

            (h)        the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7. INFORMATION.

                          Section 7.1. Financial and Business Information. The Issuer shall deliver and cause to be delivered to each of the holders:

             (a)        Quarterly Statements — within 45 days after the end of each quarterly fiscal period in each fiscal year of the Issuer, copies of

             (i)        a balance sheet of the Issuer as at the end of such quarter, and

            (ii)        profit and loss statements and cash flows statements for the Issuer for such quarter and (in the case of each quarter other than the first quarter) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year (except for the balance sheet, which shall set forth in comparative form the figures as of the end of the previous fiscal year), all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, or accompanied by GAAP reconciliations, and certified by a Senior Financial Officer of the Issuer as fairly presenting, in all material respects, the financial position of the Issuer and its results of operations and cash flows, subject to changes resulting from year-end adjustments;

(b) Annual Statements — within 90 days after the end of each fiscal year of the Issuer, copies of

            (i)           a balance sheet of the Issuer as at the end of such year, and

            (ii)           statements of income, profit and loss statements and cash flows statements for the Issuer for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, or accompanied by GAAP reconciliations, and accompanied by an opinion thereon of MartinelliMick PLLC or such other independent public accountants selected by the Issuer and approved by the Required Holders (which consent shall not be unreasonably withheld, conditioned or delayed) (herein, the “Approved Accountant”), which opinion shall (1) state that such financial statements present fairly, in all material respects, the financial position of the Issuer and its results of operations and cash flows and have been prepared in conformity with or accurately reconciled to GAAP, and that the examination of the Approved Accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and (2) not contain any “going concern” or similar qualification or exception nor any qualification or exception as to the scope of the audit on which such opinion is based;

            (c)        Other Reports — promptly upon their becoming available, one copy of each regular or periodic report and filing (without exhibits except as expressly requested by a holder) made by the Issuer to or with any state or federal regulatory body;

            (d)        Notice of Default or Event of Default — promptly, and in any case within five Business Days, after a Responsible Officer has become aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Issuer is taking or proposes to take with respect thereto;

            (e)        Audit Reports — promptly, and in any event within ten Business Days after receipt, the results of any audit reports relating to the Issuer;

            (f)        ERISA Matters — promptly, and in any event within ten days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Issuer or an ERISA Affiliate proposes to take with respect thereto:

            (i)        with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

            (ii)        the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Issuer or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

            (iii)        any event, transaction or condition that could result in the incurrence of any liability by the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Issuer or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

            (g)        Notices from Governmental Authority — promptly, and in any event within 30 days of receipt (or knowledge) thereof copies of any notice to the Issuer from any Federal, state or local Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

            (h)        Other Notices— promptly, and in any event within five Business Days of receipt (or knowledge) thereof:

            (i)        any press releases and other statements made available generally by the Issuer;

            (ii)        notice of the occurrence of any condition or event that could reasonably result in a Material Adverse Effect;

            (iii)        copies of any notice of a violation, breach or event of default under any Material Project Document;

            (iv)        any actual termination or rescission or any written threat of termination or rescission of any Material Project Document, any notice of exercise of a right of termination or suspension of a Material Project Document and any proposed or final amendment of any Material Project Document;

            (v)        any material pending or threatened adversarial or contested proceeding of or before a Governmental Authority relating to the Project;

            (vi)        any termination, suspension, written threat of termination or suspension, or other loss of any Required Approval;

            (vii)        any material litigation or proceeding taken or threatened in writing against the Issuer or any Issuer Party;

            (viii)        any notices or communications delivered to, or received by, the Issuer or any of its Affiliates in connection with any Cash Grant application or relating to any Cash Grant Recapture Liability applicable to the Project;

            (ix)        any claim of force majeure under any Material Project Document; and

            (x)        any notice of default, event of default or force majeure under the Holdings Loan Agreement.

            (i)        Operating Reports -- within 30 days after the end of each month, a monthly operating report substantially in the form attached hereto as Exhibit 7.1 ;

            (j)        Annual Insurance Certificates -- within 30 days of the end of each fiscal year of the Issuer, evidence of insurance in effect that meets the requirements of Section 9.2 ;

            (k)        Information Required by Rule 144A -- upon the request of a holder (and shall deliver to any qualified institutional buyer designated by such holder), such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Issuer is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act (for the purpose of this Section 7.1(k) , the term “qualified institutional buyer” shall have the meaning specified in Rule 144A under the Securities Act);

            (l)        Annual Geothermal Resource Report, Operating Budget and DSCR Notices -- (i) at least 30 days prior to the end of each fiscal year of the Issuer, the Annual Geothermal Resource Report and the proposed annual operating plan and budget for the Project for the following three consecutive calendar years required to be delivered pursuant to Section 9.12, and (ii) not later than five Business Days after each quarterly Payment Date, the DSCR Notice with respect to such Payment Date required to be delivered pursuant to Section 9.13 ;

            (m)        PPA Reports -- on or before January 31st and July 15th of each calendar year, copies of the reports required to be delivered by the Issuer to the Power Purchaser pursuant to Section 11.4.2 of the PPA; and

            (n)        Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Issuer or relating to the ability of the Issuer to perform its obligations hereunder and under the Notes (including financial forecasts or cash flow projections) as from time to time may be reasonably requested by a holder.

                          Section 7.2. Officer’s Certificate. Each set of financial statements delivered to each of the holders pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Issuer from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Issuer to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Issuer shall have taken or proposes to take with respect thereto.

                          Section 7.3. Visitation. The Issuer shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

            (a)        No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Issuer, to visit the principal executive office of the Issuer, to discuss consultant reports and the affairs, finances and accounts of the Issuer with the Issuer’s officers, and (with the consent of the Issuer, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Issuer, which consent will not be unreasonably withheld) to visit the other offices and properties of the Issuer, all at such reasonable times and as often as may be reasonably requested in writing; and

            (b)        Default — if a Default or Event of Default then exists, at the expense of the Issuer to visit and inspect any of the offices or properties of the Issuer, to examine all of its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss consultant reports and its affairs, finances and accounts with the Issuer’s officers and independent public accountants (and by this provision the Issuer authorizes said accountants to discuss the affairs, finances and accounts of the Issuer), all at such times and as often as may be requested.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES.

                          Section 8.1. Amortization; Maturity; Mandatory Prepayments.

            (a)        Amortization. On each Payment Date, the Issuer will prepay the principal amounts set forth in the amortization schedule attached hereto as Schedule 8.1 (the “Amortization Schedule”) (or such lesser principal amount as shall then be outstanding) of the Notes at 100% of the principal amount thereof and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.1(b) or 8.2, the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment. The entire unpaid principal balance of the Notes shall be due and payable on the Maturity Date.

            (b)        Mandatory Prepayments. Except as otherwise provided in Section 8.1(a) and this Section 8.1(b) , the Notes are not subject to mandatory prepayments of principal.

            (i)        Loss. If (A) there occurs a Loss or series of related Losses (other than a Major Loss) and, after the restoration of the Project in accordance with Section 9.2(b) , the remaining Loss Proceeds therefrom exceed $250,000, (B) the conditions set forth in Section 9.2(b)(ii) are not satisfied with respect to a Loss or series of related Losses in which the aggregate Loss Proceeds exceed $250,000, or (C) the Loss Proceeds from any Loss or series of related Losses are not applied in full to the restoration of the affected property to the extent otherwise permitted by Section 9.2(b) within 90 days following receipt of such Loss Proceeds, the Issuer shall promptly, and in any event within three Business Days following (x) the completion of the restoration of the Project (with respect to any prepayment pursuant to clause (A) above), (y) receipt of any Loss Proceeds with respect to such Loss or series of related Losses (with respect to any prepayment pursuant to clause (B) above), or (z) the 90th day following receipt of such Loss Proceeds (with respect to any prepayment pursuant to clause (C) above), apply such Loss Proceeds to the prepayment of the principal amount of the Notes, together with accrued and unpaid interest thereon to the date of such prepayment, but without any Make-Whole Amount; provided that, in the case of clause (z), if the Issuer has adopted an Approved Restoration Plan, but the Restoration Work has not been completed by such 90th day, the Issuer shall have an additional period of 90 days during which it can apply such Loss Proceeds to the completion of the Restoration Work in the manner, and subject to the conditions, provided in the Approved Restoration Plan and any Loss Proceeds remaining at the end of such period shall be applied to the prepayment of the Notes, together with accrued and unpaid interest thereon to the date of such prepayment, but without any Make-Whole Amount.

            (ii)        Major Loss. If a Major Loss occurs, the Issuer shall, within ten Business Days, repay the outstanding principal amount of the Notes (together with accrued and unpaid interest thereon to the date of such prepayment, but without any Make-Whole Amount) and all other outstanding Obligations.

            (iii)        Reduction in Annual Supply Amount. If the Issuer elects to decrease the Annual Supply Amount in accordance with Section 3.7 of the PPA, then on the first Payment Date following such election (and, to the extent necessary, on each Payment Date occurring thereafter until the amount set forth in clause (B) below has been paid in full), the Issuer shall prepay the outstanding amount of the Notes (together with accrued and unpaid interest thereon to the date of such prepayment and the Make-Whole Amount payable in respect thereof) in an amount equal to the lesser of (A) funds then on deposit in the Revenue Account after giving effect to all transfers and distributions to be made from the Revenue Account on such Payment Date in accordance with clauses (a) through (g), inclusive, of Section 4.1 of the Depositary Agreement, or (B) an amount such that, after giving effect to such prepayment of the Notes, the Projected Debt Service Coverage Ratios through the Maturity Date equal or exceed the Debt Service Coverage Ratios shown in the Base Case Projections as of the Closing Date (using an adjusted production forecast taking into account such decreased Annual Supply Amount).

If the Issuer is required to prepay the Notes pursuant to clauses (i), (ii) or (iii) above, the Issuer shall give written notice thereof to each holder. Such notice shall (w) describe the facts and circumstances giving rise to such mandatory prepayment, (x) refer to this Section 8.1(b) , (y) specify the date of repayment, which date shall be on or before the date such prepayment is required to be made as specified in clauses (i), (ii) or (iii) above, as applicable, and (z) identify the pro rata portion of the Notes held by such holder to be prepaid (in the case of a prepayment pursuant to clause (i) or (iii)), which pro rata portion shall be calculated by multiplying the aggregate amount required to be applied to the prepayment of the Notes as provided in clause (i) or (iii) above by a fraction the numerator of which is the aggregate principal amount of the Notes held by such holder and the denominator of which the aggregate principal amount of all outstanding Notes (in each case calculated immediately prior to giving effect to such prepayment). If prepayment is being made as specified in clause (iii), such notice shall be accompanied by a certificate of a Responsible Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Responsible Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. On the date of prepayment, the pro rata portion of the principal amount of the Notes held by each holder of Notes, together with interest accrued thereon to such prepayment date, shall become due and payable on such date.

                          Section 8.2. Optional Prepayments with Make-Whole Amount. The Issuer may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $5,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Issuer will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Issuer shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

                          Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

                          Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Issuer shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Issuer and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

                          Section 8.5. Purchase of Notes. The Issuer will not, and will not permit any Affiliate to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes. The Issuer will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

                          Section 8.6. Make-Whole Amount.

            “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

            “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.1(b)(iii) or Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

            “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

            “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

            If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

            “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

            “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.1(b)(iii) or Section 8.2 or 12.1.

            “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.1(b)(iii) or Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9. AFFIRMATIVE COVENANTS.

The Issuer covenants that so long as any of the Notes are outstanding:

                          Section 9.1. Compliance with Law. Without limiting Section 10.4, the Issuer will comply with all laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, ERISA, the USA PATRIOT Act, Environmental Laws or any laws referenced in Section 5.16. The Issuer will obtain and maintain in effect all licenses, certificates, permits, franchises, Approvals and other governmental authorizations necessary to the ownership of its properties, the financing of the Project or to the conduct of its businesses, and will promptly pay when due all necessary license, franchise and other fees and charges due and payable thereunder.

                          Section 9.2. Insurance.

            (a)        The Issuer will maintain, with financially sound and reputable insurers, insurance meeting the requirements of Schedule 9.2.

            (b)        Upon the occurrence of a Loss, the Issuer shall deposit all Loss Proceeds other than proceeds of business interruption insurance (which shall be deposited in the Revenue Account) in the Proceeds Account. So long as no Default or Event of Default has occurred and is continuing, Loss Proceeds in the Proceeds Account shall be applied in accordance with Section 9.2(b)(i) or (ii), as applicable.

            (i)        If a Loss or series of related Losses in an aggregate amount up to $250,000 occurs, the Issuer shall submit to the holders a report describing the Loss and the Issuer’s plan for effectuating restoration. If no Default or Event of Default has occurred and is continuing or will exist after such transfer, the Issuer may instruct the Depositary to transfer the Loss Proceeds in respect of the Loss, in accordance with the Depositary Agreement, to pay the costs of restoration.

            (ii)        Unless each of the following conditions is satisfied or waived by the Required Holders, all Loss Proceeds with respect to a Loss or a series of related Losses in excess of an aggregate of $250,000 shall be applied to the prepayment of the Notes in accordance with Section 8.1(b)(i) :

            (A)        no Default or Event of Default has occurred and is continuing;

            (B)        the Issuer certifies, with the concurrence of the Independent Engineer, that restoration of the affected property is technically and economically feasible and that sufficient funds are available complete the restoration;

            (C)        the Required Holders determine (after consultation with the Independent Engineer) that, after restoration, the Projected Debt Service Coverage Ratio for each period of four succeeding fiscal quarters ending after such date will equal or exceed 1.20 to 1.00;

            (D)        all Approvals necessary to proceed with the restoration have been obtained or can reasonably be expected to be obtained when required;

            (E)        the holders receive such additional title insurance endorsements, mechanic’s lien waivers, certificates, opinions or other matters as the Required Holders may reasonably request in connection with such repairs or restoration to preserve or protect the interests of the holders under the Financing Documents and in the Collateral; and

            (F)        such Loss Proceeds are (1) applied to the restoration of the affected property within 90 days of receipt thereof, (2) applied to prepay the Notes in accordance with Section 8.1(b)(i)(A) to the extent applicable, or (3) reserved for application to the Restoration of the Project in accordance with an Approved Restoration Plan.

If the conditions set forth above have been satisfied or waived, the Issuer may instruct the Depositary to apply the Loss Proceeds to the restoration of the affected property in accordance with the following procedures:

            (A)        the Issuer shall cause restoration to be commenced and completed promptly and diligently; and

            (B)        Loss Proceeds shall be released from the Proceeds Account from time to time for application toward such restoration upon delivery to the Depositary of a requisition, in accordance with the Depositary Agreement, accompanied by supporting documents, certificates and other information with respect to such application of Loss Proceeds, including a certificate from the Issuer (i) describing in reasonable detail the nature of the restoration to be effected; (ii) stating the cost of such restoration; (iii) stating that the aggregate amount requested by the Issuer in respect of such restoration does not exceed the Issuer’s reasonable estimation of the cost of such restoration and that a sufficient amount of funds is or will be available to the Issuer to complete the restoration; and (iv) stating that no Default or Event of Default has occurred and is continuing.

                          Section 9.3. Title, Water Rights, Etc.

            (a)        The Issuer shall maintain good, valid, marketable and insurable title to, or leasehold interests in, its properties, including the Project, the Site, the Geothermal Resource, the Water Rights and the other Collateral described in the Security Documents, and shall at all times warrant and defend the title to such property and Collateral against all claims that do not constitute Permitted Liens.

            (b)        At least 120 days prior to the expiration of the term of any BLM Lease (other than Lease Numbers NVN-75555 and NVN-75558; these leases, following their expiration, shall cease to be BLM Leases), the Issuer shall have applied for and, prior to expiration, received an extension of the term thereof, as necessary so that each such BLM Lease is periodically extended until a date not earlier than the Maturity Date.

            (c)        On or prior to June 2, 2014, the Issuer shall have applied for and received an extension of time until June 2, 2015 to file a Proof of Application of Water to Beneficial Use with the Nevada Division of Water Resources, Office of the State Engineer with respect to each of water rights permits 66946, 68756, and 69320 listed in the definition of “Water Rights” set forth in Schedule B hereto.

            (d)        On or prior to June 2, 2015, the Issuer will file a Proof of Application of Water to Beneficial Use with respect to each of water rights permits 66946, 68756, and 69320 with the Nevada Division of Water Resources, Office of the State Engineer and will take all such other actions as may be necessary under applicable law to maintain, preserve and protect the Water Rights for the Project.

            (e)        On or prior to June 2, 2016, the Issuer shall have applied for and received an extension of time until June 2, 2017 to file a Proof of Application of Water to Beneficial Use with the Nevada Division of Water Resources, Office of the State Engineer with respect to each of water rights permits 79899 and 79900 listed in the definition of “Water Rights” set forth in Schedule B hereto.

            (f)        On or prior to June 2, 2017, the Issuer will file a Proof of Application of Water to Beneficial Use with respect to each of water rights permits 79899 and 79900 with the Nevada Division of Water Resources, Office of the State Engineer and will take all such other actions as may be necessary under applicable law to maintain, preserve and protect the Water Rights for the Project.

                          Section 9.4. Payment of Taxes and Claims. The Issuer will file all tax returns required to be filed in any jurisdiction and pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent the same have become due and payable, and all claims for which sums have become due and payable; provided that the Issuer need not pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Issuer on a timely basis in good faith and in appropriate proceedings, and the Issuer has established adequate reserves therefor in accordance with GAAP on the books of the Issuer and (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not reasonably be expected to result in a Lien on property or assets of the Issuer.

                          Section 9.5. Existence, Etc. The Issuer will at all times preserve and keep in full force and effect its limited liability company existence and all rights and franchises of the Issuer.

                          Section 9.6. Books and Records. The Issuer will maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Issuer and in a manner consistent with projects similar to the Project.

                          Section 9.7. Collateral; Further Assurances. The Issuer shall obtain all consents (other than any consent required by any Governmental Authority in connection with foreclosure under the Security Documents) and take all actions necessary to insure that the Collateral Agent, on behalf of the Secured Parties, has and continues to have in all relevant jurisdictions duly and validly created, attached, perfected, and enforceable first-priority Liens on the Collateral described in the Security Documents (including after-acquired Collateral), subject to no Liens other than Permitted Liens. The Issuer shall cause the Obligations to constitute direct senior secured obligations of the Issuer and to rank senior in priority of payment, in right of security and in all other respects to all other Indebtedness of the Issuer.

                          Section 9.8. Material Project Documents. The Issuer shall (i) perform and observe all of the terms, covenants, provisions and agreements required to be performed and observed by it under the (A) Material Project Documents and (B) other agreements to which the Issuer is a party except where the failure to perform and observe such other agreements could not individually or in the aggregate have a Material Adverse Effect, (ii) take all actions required to enforce all rights and obligations thereunder, (iii) maintain the Material Project Documents in full force and effect in accordance with the terms thereof and (iv) deliver copies of any proposed or final amendments to the Material Project Documents to the Purchasers.

                          Section 9.9. Pledged Accounts. The Issuer shall establish and maintain the following accounts at the Depositary in accordance with the Depositary Agreement: (i) the Revenue Account, (ii) the Debt Service Reserve Account, (iii) the Make-up Well Reserve Account, (iv) the Maintenance Reserve Account, (v) the Upgrade Reserve Account and (vi) the Proceeds Account. The Issuer shall fund the Pledged Accounts as required under the Depositary Agreement. All amounts held in the Pledged Accounts shall be held in cash or, if permitted under the Depositary Agreement, in Permitted Investments.

                          Section 9.10. Annual Servicing Fee. The Issuer hereby agrees to pay to each holder of Notes, in immediately available funds credited to such holder’s account as specified in the Purchaser Schedule, such holder’s ratable portion of an annual servicing fee in an aggregate amount equal to $50,000 per year (the “Servicing Fee”), which fee will be payable in advance on the Closing Date and annually in advance on each anniversary thereof until all Obligations are repaid in full. The Servicing Fee shall not be refundable under any circumstances. If the Servicing Fee is not paid when due, interest thereon shall be payable from and including the due date until such fee is paid at the Default Rate.

                          Section 9.11. Maintenance and Operation. The Issuer shall operate and maintain the Project, or cause the Project to be operated and maintained, in accordance with Good Utility Practice (as defined in the PPA), all requirements of law, all Required Approvals and all requirements of the Material Project Documents.

                          Section 9.12. Resource Review; Budgets.

            (a)        On each Payment Date, the Issuer shall cause the Depositary to deposit in the Make-Up Well Reserve Account, in accordance with the priorities set forth in Section 4.1 of the Depositary Agreement, and to the extent funds are available in the Revenue Account, funds sufficient to cause the balance in the Make-Up Well Reserve Account to equal the amount set forth opposite such Repayment Date on Schedule 9.12 (as updated from time to time in accordance with Section 9.12(c) below) (the “Required Make-Up Well Reserve Account Balance”).

            (b)        At least 30 days prior to the end of each calendar year, the Issuer shall submit to the holders a report of the Geothermal Resource Engineer, which report shall assess and project (i) the Geothermal Resource (based upon direct, or inferred, reservoir pressure and enthalpy measurements) through the Maturity Date, (ii) requirements for drilling or re-drilling wells through the Maturity Date and (iii) related capital expenditures in each of the following three years (each such report, an "Annual Geothermal Resource Report"). If the Annual Geothermal Resource Report shows a negative deviation from the Geothermal Resource characteristics predicted in the Geothermal Resource Assessment Report at Closing, the Annual Geothermal Resource Report shall also include (A) an estimate of the date when a new geothermal production well will be required to restore the Projected Debt Service Coverage Ratios through the Maturity Date to the Debt Service Coverage Ratios shown in the Base Case Projections as of the Closing Date (the "Make-Up Well Drill Date") and (B) the estimated cost of such new geothermal production well that will restore the Projected Debt Service Coverage Ratios through the Maturity Date to the Debt Service Coverage Ratios shown in the Base Case Projections as of the Closing Date (the "Make-Up Well Cost").

            (c)        At least 15 days prior to the end of each calendar year, the Issuer shall either (i) revise Schedule 9.12 to take into account any update in the Make-Up Well Drill Date and the Make-Up Well Cost as set forth in the most recent Annual Geothermal Resource Report, and submit such revised Schedule 9.12 for the approval of the Required Holders, or (ii) certify to the holders that there is no update necessary to the most recent version of Schedule 9.12 based upon the most recent Annual Geothermal Resource Report.

            (d)        At least 30 days prior to the end of each calendar year, the Issuer shall submit to the holders and the Independent Engineer a proposed annual operating plan and budget for the Project during each of the following three calendar years (prepared on a month-by-month basis). The Required Holders and the Independent Engineer will have the right to request revisions to or approve each proposed operating plan and budget promptly and in any event within 30 days after receipt. After an operating plan and budget has been approved by the Required Holders and the Independent Engineer (as approved, the “Operating Budget”), the Issuer shall follow and comply with the Operating Budget. Notwithstanding the foregoing, the Issuer may incur costs on an annual basis for any line item in the then current Operating Budget in excess ten percent (10%) of the budgeted amount therefor in such Operating Budget without the prior written consent of the Required Holders or the Independent Engineer. Any Operating Budget may be subsequently amended with the consent of the Required Holders. If the Issuer fails to submit a proposed annual operating plan and budget for the Project for any calendar year or if an operating plan and budget has not yet been approved by the Required Holders and Independent Engineer for any calendar year, then the Issuer shall follow and comply with the Operating Budget most recently approved by the Required Holders and the Independent Engineer, plus an increase in expenditures thereunder equal to the CPI Adjustment (or, if any Material Project Document imposes escalation limitations on any O&M Costs, subject to escalation in accordance with such limitations), until such time as a new annual operating plan and budget has been submitted to, and approved by, the Required Holders and the Independent Engineer in accordance with this clause (h); provided that (i) any items of the then-proposed operating plan and budget that have been approved by the Required Holders and the Independent Engineer shall be given effect in substitution of the corresponding items in the Operating Budget most recently in effect, and (ii) with respect to any set amount of expenses which will be incurred under any contract which has previously been entered into in accordance with the provisions hereof, the term of which extends into any period beyond that of the prior Operating Budget, the budgeted amount of expenses under the operating plan and budget for such calendar year will be based on such expenses provided for in such contract.

                          Section 9.13. DSCR Notice on Payment Date. Not later than five Business Days after each quarterly Payment Date, the Issuer shall deliver to the Collateral Agent and the holders the Issuer’s calculation of the Debt Service Coverage Ratio for the 12-month period ending on such Payment Date (or, for any date prior to the first anniversary of the Closing Date, for the period commencing on the Closing Date and ending on such Payment Date) and the Projected Debt Service Coverage Ratio for the 12-month period commencing on such Payment Date (the “DSCR Notice”). The Required Holders shall notify the Issuer in writing of any reasonable corrections, changes or adjustments to be made to such calculations within ten Business Days of receipt of a DSCR Notice.

                          Section 9.14. Turbine Warranty. The Issuer shall comply with the terms and requirements of the Turbine Warranty.

                          Section 9.15. Perfection Opinion. On the second anniversary of this Agreement and every two years thereafter, the Issuer shall provide to the Collateral Agent and the holders an opinion or opinions of counsel addressed to them (a) stating that all action has been taken with respect to the filing, recording, re-filing and re-recording of the Security Documents and/or financing statements and continuation statements with respect thereto as is necessary to protect and preserve the rights and interests of the Collateral Agent in and to the Collateral and the Liens on and in the Collateral created by the Security Documents and reciting the details of such action or referring to prior opinions of counsel in which such details are given and (b) stating what, if any, action of the foregoing nature may reasonably be expected to become necessary during the next 24 months in order to protect and preserve the rights and interests of the Collateral Agent in and to the Collateral and the Liens on and in the Collateral created by the Security Documents.

                          Section 9.16. Payment of Obligations. The Issuer shall pay and discharge as the same shall become due and payable all Obligations incurred under this Agreement and the other Financing Documents.

                          Section 9.17. Use of Proceeds. The Issuer shall use the proceeds of the sale of the Notes only in accordance with the purposes set forth in Section 5.15.

SECTION 10. NEGATIVE COVENANTS.

The Issuer covenants that so long as any of the Notes are outstanding:

                          Section 10.1. Transactions with Affiliates. Except for the Material Project Documents in effect on the date hereof, the Issuer will not enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Issuer’s business and upon fair and reasonable terms no less favorable to the Issuer than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate. The Issuer will not amend or waive any provision of a Material Project Document to which an Affiliate of the Issuer is a party except with the prior written consent of the Required Holders (which consent will not be unreasonably withheld).

                          Section 10.2. Merger, Consolidation. The Issuer will not consolidate or merge with any other Person.

                          Section 10.3. Line of Business. The Issuer will not engage in any business other than the development, financing, construction, ownership, operation and maintenance of the Project.

                          Section 10.4. Terrorism Sanctions Regulations. The Issuer will not and will not permit any Controlled Entity to (a) become a Blocked Person, (b) have any investments in, or engage in any dealings or transactions with, any Blocked Person if such investments, dealings or transactions would cause any holder of a Note to be in violation of any laws or regulations that are applicable to such holder or (c) engage in any activities that could subject such Person or any holder of a Note to sanctions under CISADA or under any applicable law of any state of the United States that imposes sanctions on Persons that do business with Iran or any other country that is subject to an OFAC Sanctions Program.

                          Section 10.5. Liens. The Issuer will not directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on the Collateral other than Permitted Liens.

                          Section 10.6. Indebtedness. The Issuer will not incur or in any manner become or be liable in respect of any Indebtedness, except (a) Indebtedness under the Financing Documents, (b) trade accounts payable (other than for borrowed money) in the ordinary course of the Issuer’s business which are not more than 90 days past due, and (c) Indebtedness (including obligations in respect of Capital Leases) incurred for general working capital purposes or for purposes of acquiring equipment, material or supplies in the ordinary course of business, provided that the principal amount of all such Indebtedness outstanding at any one time and from time to time under this clause (c) shall not exceed $250,000 in the aggregate.

                          Section 10.7. Regulatory Standing. The Issuer will not take or cause to be taken any action which could reasonably be expected to result in either (a) the Project losing its QF status, or the Issuer ceasing to hold any of the exemptions from regulation provided under 18 C.F.R. §§ 292.601(c) including the exception from Sections 205 and 206 of the FPA set forth in §292.601(c)(1), 292.602(b) and 292.602(c), or would cause any disapproval, rejection, suspension, other action adverse to the continued effectiveness of the PPA or the Interconnection Agreement by the FERC or the Public Utilities Commission of Nevada, or (b) any Secured Party or any “affiliate” (as that term is defined in PUHCA) of any Secured Party, solely as a result of the Issuer’s or any of their Affiliates’ actions relating to the ownership, leasing or operation of the Project, the sale of electricity therefrom or the entering into of any Financing Document or any transaction contemplated thereby, becoming subject to, or not exempt from regulation under, PUHCA or the FPA, other than any such regulation that may result from the exercise by any Secured Party of its remedies under the Financing Documents.

                          Section 10.8. Loans, Advances, Investments and Contingent Liabilities. The Issuer will not make or permit to remain outstanding any loan or advance to, or extend credit to any Person, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or commit to do any of the foregoing, except Permitted Investments.

                          Section 10.9. No Subsidiaries. The Issuer shall have no subsidiaries.

                          Section 10.10. Restricted Payments. The Issuer shall not, directly or indirectly, make or declare any Distribution other than the Closing Date Distribution unless the following conditions are met (the “Restricted Payment Conditions”):

            (a)        there does not exist and, after giving effect to the proposed Distribution, there will not exist, a Default or an Event of Default;

            (b)        the Distribution is to be made no sooner than 15 days and no later than 30 days following delivery by the Issuer to the Collateral Agent and the holders of a DSCR Notice;

            (c)        all reserve accounts created under the Depositary Agreement have been fully funded or Acceptable Letters of Credit in the amounts required to be funded in the reserve accounts have been delivered to the Depositary in accordance with the terms of the Depositary Agreement; and

            (d)        the DSCR Requirements are met.

                          Section 10.11. Sale of Assets, Etc. The Issuer will not Transfer, or agree or otherwise commit to Transfer, any of its assets, other than (a) sales of capacity, ancillary services, power or energy pursuant to or in accordance with the PPA, (b) sales of Permitted Investments for cash or other Permitted Investments, and (c) obsolete or worn out equipment that is promptly replaced; provided that, with respect to this clause (c), the Issuer may transfer the Amor II plant with the prior written consent of the Required Holders pursuant to a decommissioning contract in form and substance and on terms and conditions satisfactory to the Required Holders in their sole discretion.

                          Section 10.12. Equity Capital. Except to the extent permitted by Section 10.10, the Issuer will not (either directly, or indirectly by the issuance of rights or options for, or securities convertible into, such interests) purchase, redeem or reduce its equity capital.

                          Section 10.13. Amendments to Constitutive Documents. The Issuer will not amend or waive any provision of its Amended and Restated Limited Liability Company Agreement dated September 26, 2013 or of any other constitutive documents without the prior written consent of the Required Holders, except as may be necessary to reflect any Transfer of any membership interest in the Issuer to the extent such Transfer is permitted under the terms of this Agreement.

                          Section 10.14. No Employees; No ERISA Plans. The Issuer will not (a) hire or become the employer of any employees or (b) maintain or be a participating employer in any Plan, or enter into any indemnity agreement or similar arrangement with, or assume any liability or obligation with respect to, any ERISA Affiliate in connection with any Plan maintained at any time by such ERISA Affiliate or in connection with any Plan to which any ERISA Affiliate may at any time contribute.

                          Section 10.15. No Margin Stock. Anything herein contained to the contrary notwithstanding, the Issuer will not make or authorize any investment in, or otherwise purchase or carry, any margin stock.

                          Section 10.16. Reporting Practices. The Issuer will not make any change in reporting practices, except as may be required or permitted by GAAP.

                          Section 10.17. Material Project Documents. The Issuer will not enter into, amend, modify, supplement, vary, waive, cancel, terminate, agree to terminate or agree or purport to do any of the foregoing in relation to, any Material Project Document, except that the Issuer may enter into additional well drilling contracts with the prior written consent of the Required Holders. Promptly upon its receipt thereof, the Issuer shall deliver to the Collateral Agent and the holders copies of any proposed amendments to Material Project Documents.

                          Section 10.18. Accounts. The Issuer will not maintain, establish or use any deposit or securities accounts, other than (a) the accounts established under the Depositary Agreement and (b) the Local Account, provided that, prior to depositing any funds into such account, the Issuer, the Collateral Agent and the local commercial bank shall have entered into a Local Account Control Agreement.

                          Section 10.19. Lease Obligations. Except for the Ground Lease and the Geothermal Leases, the Issuer will not enter into, create or suffer to exist any obligations for payment under any operating lease or agreement to lease (but excluding any obligations under leases required to be classified as Capital Leases to the extent such obligations would be permitted under Section 10.6(c) hereof).

                          Section 10.20. Material Contracts. The Issuer will not execute, enter into or otherwise be bound by any Material Contract, other than the Material Project Documents in effect on the date hereof.

SECTION 11. EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

            (a)        the Issuer defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

            (b)        the Issuer defaults in the payment of (i) any interest on any Note or (ii) on any fees payable under the Financing Documents, in each case for more than five Business Days after the same becomes due and payable; or

           (c)        the Issuer defaults in the performance of or compliance with any term contained in Section 7.1(d) , Section 9.2, Section 9.3(b), (c), (d), (e) or (f), Section 9.5 or Section 10; or

           (d)        the Issuer defaults in the performance of or compliance with any term contained herein (other than those referred to in another clause of this Section 11) or in any other Financing Document or a Material Project Document (other than the PPA) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining knowledge of such default and (ii) the Issuer receiving written notice of such default from the Collateral Agent or holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)) (or, if earlier, within any applicable cure period provided in a Material Project Document); or

            (e)        the Issuer defaults in the performance of or compliance with any term contained in the PPA and such default is not remedied within any applicable cure period under the PPA; or

            (f)        any representation or warranty made in writing by or on behalf of the Issuer or Holdings or by any officer of the Issuer or Holdings in this Agreement or any other Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

            (g)        Any Financing Document is declared by any Governmental Authority to be null and void or otherwise unenforceable, or the Issuer or an Issuer Party claims that any Financing Document is null, void or unenforceable or otherwise repudiates a Financing Document to which it is a party; or

            (h)        (i) the Issuer is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness that is outstanding in an aggregate amount of at least $250,000 beyond any period of grace provided with respect thereto, or (ii) the Issuer is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $250,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Issuer has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $250,000, or (y) one or more Persons have the right to require the Issuer to purchase or repay such Indebtedness; or

            (i)        the Issuer or Holdings (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes limited liability company action for the purpose of any of the foregoing; or

            (j)        a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Issuer or Holdings, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Issuer or Holdings or any such petition shall be filed against the Issuer or Holdings and such petition shall not be dismissed within 60 days; or

            (k)        (i) the Kosmos Lease or BLM Lease Number NVN-42707 or the Ground Lease is declared by any Governmental Authority to be null and void or otherwise unenforceable, (ii) any other Material Project Document is declared by any Governmental Authority to be null and void or otherwise unenforceable; provided that, with respect to any such Material Project Document other than the PPA, no Event of Default shall be deemed to have occurred under this clause (k)(ii) if, within 60 days following such event, the Issuer enters into a replacement for such Material Project Document that has substantially similar or more favorable terms to the Issuer than such Material Project Document, with an experienced replacement counterparty whose credit rating equals or exceeds the credit rating of the original Project Party as of the Closing Date, or (iii) the Issuer claims that any Material Project Document is null, void or unenforceable or otherwise repudiates any Material Project Document; or

            (l)        any “Event of Default” or similar event occurs under any Material Project Document as a result of (i) in the case of the PPA, a payment default of the Power Purchaser, or (ii) in the case of any Material Project Document, any breach by any Project Party that is a party thereto (other than a breach under the PPA addressed in clause (i) above) which continues for more than 90 consecutive days, unless, within 60 days, the Issuer enters into a replacement for such Material Project Document that has substantially similar or more favorable terms to the Issuer than such Material Project Document, with an experienced replacement counterparty whose credit rating equals or exceeds the credit rating of the original Project Party as of the Closing Date; or

          (m)        the Power Purchaser or other Project Party (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes action for the purpose of any of the foregoing; provided, however, that an Event of Default shall not occur under this clause (m) with respect to any Project Party (other than the Power Purchaser) until after the expiration of a period of 90 consecutive days; and, provided, further, that if, (x) with respect to the Power Purchaser, within 60 days following such event, and (y) with respect to any other Project Party, within 60 days following the expiration of the 90-day period referenced above, the Issuer enters into a replacement agreement (which shall be deemed a Material Project Document thereafter) that has substantially similar terms or terms more favorable to the Issuer than the agreement being replaced, with a counterparty whose credit rating and experience equals or exceeds the credit rating and experience of the original Project Party as of the Closing Date; or

            (n)        final, non-appealable judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Issuer, and (i) enforcement proceedings are commenced with respect to such judgment or judgments, or (ii) within 30 days after entry thereof, such judgment or judgments are not bonded, discharged or stayed pending appeal; or

            (o)        (i) any Plan fails to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan has been or is reasonably expected to be filed with the PBGC or the PBGC has instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC has notified the Issuer or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, exceeds $250,000, (iv) the Issuer or any ERISA Affiliate has incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Issuer or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Issuer establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Issuer thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

            (p)        the Issuer (i) abandons the Project or (ii) suspends operation of the Project, except if such suspension is due to (A) a default by the Operator under the O&M Agreement which is remedied within 90 days, or (B) a Force Majeure (as defined in the PPA) event that continues for less than 90 consecutive days; or

            (q)        any Lien granted to the Collateral Agent pursuant to any of the Financing Documents is invalid, void, unenforceable or unperfected or ceases to have first priority (subject to Permitted Liens) or the Issuer or an Issuer Party commences any proceeding or takes any other action to render any such Lien invalid, or to avoid any such Lien or to render any such Lien unenforceable or unperfected or to challenge the priority of such Lien; or

            (r)        (i) USG Delaware and its Affiliates, collectively, cease to legally and beneficially own and control, indirectly and directly, at least 51% of the outstanding membership or other equity interests of the Issuer (measured by both economic interest and voting power), or (ii) USG Idaho ceases to legally and beneficially own and control, indirectly and directly, 100% of the outstanding membership or other equity interests of Holdings (measured by both economic interest and voting power), or (iii) Holdings ceases to legally and beneficially own and control, indirectly and directly, 100% of the outstanding membership or other equity interests of the Issuer (measured by both economic interest and voting power); or

            (s)        (i) the Project loses its QF status or the Issuer ceases to hold any of the exemptions from regulation provided under 18 C.F.R. §§ 292.601(c) including the exemptions from Sections 205 and 206 set forth in §262.601(c)(1), 292.602(b) and 292.602(c); (ii) the Issuer suffers any regulatory disapproval, rejection, suspension, or other action adverse to the continued effectiveness of the PPA or the Interconnection Agreement or to the ability of the Issuer to (A) inject all of the Project’s electric energy, capacity and ancillary services up to the point of interconnection specified in the Interconnection Agreement or (B) satisfy all of the Issuer’s electrical delivery obligations under the PPA; or (iii) the Collateral Agent or any of the holders or any Affiliates thereof shall become subject to or not exempt from regulation either by the FERC (under either of the FPA or PUHCA) or the Public Utilities Commission of Nevada solely as a result of the execution, delivery or performance of the Financing Documents, other than as a result of the exercise of any remedies provided thereunder; or

            (t)        any of Nevada Department of Conservation and Natural Resources, Division of Water Resources Permit Number 66946, 68756, 69320, 79899 or 79900 or any Well Permit is suspended, revoked or otherwise terminated, or expires, or any other Required Approval is denied, suspended or revoked or expires, is held invalid or limited, and is not replaced within 60 days; or

            (u)        any Cash Grant Recapture Liability has been claimed against the Issuer or any of its Affiliates pursuant to a written notice demanding payment issued by the U.S. Treasury Department or any other applicable Governmental Authority unless (i) such Cash Grant Recapture Liabilities are paid in full on or prior to the deadline for payment set forth in such notice or demand, or (ii) (A) the Issuer or any relevant Affiliate has commenced disputing in good faith the claim within the time periods required for payment in such notice (and is thereafter diligently and in good faith pursuing such dispute), and (B) adequate security, in form and substance satisfactory to the Required Holders, in the full amount of such Cash Grant Recapture Liability (as set forth in the demand notice) has been posted for the benefit of the Secured Parties within the time periods required for payment in such notice; or

            (v)        the Recapture Indemnity Agreement ceases to be in full force and effect, either Sponsor or any Person acting on behalf of either Sponsor shall contest in any manner the validity, binding nature or enforceability of the Recapture Indemnity Agreement, or the obligations of either Sponsor under the Recapture Indemnity Agreement are not or cease to be legal, valid, binding and enforceable in accordance with the terms of the Recapture Indemnity Agreement; or

           (w)        the Kosmos Lease or any of the BLM Leases (other than BLM Lease Numbers NVN-75555 and NVN-75558) or the Ground Lease terminates, expires or is canceled prior to the final Maturity Date of the Notes; or

            (x)        the Project Party that is a party to the Turbine Warranty fails to perform its warranty obligations in accordance with the terms of the Turbine Warranty; or

            (y)        either Sponsor or any of their respective Affiliates (i) develops or drills a production or injection well within one-half mile of the location of any well located on property leased by the Issuer under any Geothermal Lease (measured from the closest point of such well to the downhole location of the proposed well to be developed or drilled) or (ii) constructs a geothermal electric generation facility on or adjacent to the Site, unless the Issuer first demonstrates to the reasonable satisfaction of the Required Holder, in consultation with the Geothermal Resource Engineer, that such well(s) or facility will not interfere with, or impair the operation or production of, the Project.

As used in Section 11(n), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12. REMEDIES ON DEFAULT, ETC.

                          Section 12.1. Acceleration.

            (a)        If an Event of Default with respect to the Issuer described in Section 11(i) or (j) (other than an Event of Default described in clause (i) of Section 11(i) or described in clause (vi) of Section 11(i) by virtue of the fact that such clause encompasses clause (i) of Section 11(i)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

            (b)        If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Issuer, declare all the Notes then outstanding to be immediately due and payable.

            (c)        If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuer, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Issuer acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuer (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuer in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

                          Section 12.2. Other Remedies. Without limiting the rights and remedies provided to the holders under the other Financing Documents, if any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

                          Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuer nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

                          Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Issuer under Section 15, the Issuer will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

                          Section 13.1. Registration of Notes. The Issuer shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The Issuer shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

                          Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Issuer at the address and to the attention of the designated officer (all as specified in Section 18), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuer shall execute and deliver, at the Issuer’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be shall be substantially in the form of Exhibit 1 and shall be payable to any financial institution as such holder may request. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Issuer may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Notwithstanding anything herein to the contrary, if any original Purchaser proposes to transfer a Note to any Person (other than an Affiliate of such original Purchaser) such that after giving effect to such transfer the original Purchasers would own less that 50% of the aggregate principal amount of the Notes then outstanding, then, unless a Default or an Event of Default has occurred and is continuing at such time, such transfer shall require the Issuer's written consent (such consent not to be unreasonably withheld conditioned or delayed).

                          Section 13.3. Replacement of Notes. Upon receipt by the Issuer at the address and to the attention of the designated officer (all as specified in Section 18) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

            (a)        in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

             (b)        in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Issuer at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14. PAYMENTS ON NOTES.

                          Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Issuer may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Issuer in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

                          Section 14.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuer will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuer in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuer made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuer at its principal executive office or at the place of payment most recently designated by the Issuer pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuer in exchange for a new Note or Notes pursuant to Section 13.2. The Issuer will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15. EXPENSES, INDEMNIFICATION, ETC.

                          Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Issuer will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the other Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or any other Financing Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any other Financing Document, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees and other consultant’s fees, incurred in connection with the insolvency or bankruptcy of the Issuer or in connection with any work-out or restructuring of the transactions contemplated hereby and by the other Financing Documents and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,500. In addition, the Issuer will pay the reasonable fees and disbursements of the Independent Engineer, the Insurance Consultant, the Geothermal Resource Engineer and other consultants retained by the holders from time to time in connection with this Agreement and the transactions contemplated hereby. The Issuer will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

                          Section 15.2. Indemnification. The Issuer will pay, and will save each Purchaser and any other holders of the Notes, the Collateral Agent, the Depositary and each of their Affiliates and respective officers, directors, trustees, representatives, employees, advisors and agents (collectively, the “Indemnified Parties”) harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and any judgment, liability, claim, order, decree, cost, fee, expense, loss, action or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Issuer, and any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, claims, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of incurred in respect of the Project, this Agreement, any other Financing Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents, including any Environmental Claims, arising in connection with the Release or presence of any Hazardous Material at the Project or the Site, whether foreseeable or unforeseeable, including all costs of removal and disposal of such Hazardous Material, all costs required by any Governmental Authority or under any applicable law to be incurred in determining whether the Project or the Site is in compliance, and causing the Project or the Site to be in compliance, with all applicable requirements of law, all costs associated with claims for damages to persons or property, and reasonable attorneys’ and consultants’ fees and court costs (collectively, the “Indemnified Losses”); except to the extent that any Indemnified Loss is finally determined by a court of competent jurisdiction to be the direct result from the gross negligence or willful misconduct of the party seeking indemnification.

                          Section 15.3. Survival. The obligations of the Issuer under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Issuer pursuant to this Agreement shall be deemed representations and warranties of the Issuer under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Issuer and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17. AMENDMENT AND WAIVER.

                          Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

                          Section 17.2. Solicitation of Holders of Notes.

            (a)        Solicitation. The Issuer will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any of the other Financing Documents. The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

            (b)        Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of any of the other Financing Documents, unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

                          Section 17.3. Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Issuer and the holder of any Note nor any delay in exercising any rights hereunder or under any other Financing Document shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                          Section 17.4. Notes Held by Issuer, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or any other Financing Document, or have directed the taking of any action provided herein or in any other Financing Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer, any Issuer Party or any of their respective Affiliates shall be deemed not to be outstanding.

SECTION 18. NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

            (A)        if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Issuer in writing,

            (B)         if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuer in writing, and

            (C)         if to the Issuer, to the Issuer at c/o U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, Idaho 83706, Fax No. 208-424-1030, to the attention of Dennis J. Gilles, or at such other address as the Issuer shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19. REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Issuer agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Issuer or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20. CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Issuer in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Issuer, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Issuer or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Issuer (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Issuer in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Issuer embodying the provisions of this Section 20.

In the event that as a condition to receiving access to information relating to the Issuer in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Issuer, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21. SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuer, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Issuer of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22. MISCELLANEOUS.

                          Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

                          Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

                          Section 22.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Issuer to measure any financial liability using fair value (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

                          Section 22.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                          Section 22.5. Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

                          Section 22.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

                          Section 22.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

                          Section 22.8. Jurisdiction and Process; Waiver of Jury Trial.

            (a)        The Issuer irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Issuer irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

            (b)        The Issuer consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Issuer agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

            (c)        In addition to and notwithstanding the provisions of Section 22.8(b) above, the Issuer hereby irrevocably appoints C T Corporation System as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Issuer, in care of the process agent at 111 Eighth Avenue, New York, NY 10011, and the Issuer hereby irrevocably authorizes and directs the process agent to accept such service on its behalf. If for any reason the process agent ceases to be available to act as process agent, the Issuer agrees to immediately appoint a replacement process agent satisfactory to the Required Holders. Each of the parties hereby waives any right to stay or dismiss any action or proceeding under or in connection with any or all of this Agreement or any other Financing Document brought before the foregoing courts on the basis of forum non conveniens.

            (d)        Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Issuer in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

            (e)        The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

                          Section 22.9. Transaction References. The Issuer agrees that Prudential may (i) refer to its role in originating the purchase of the Notes from the Issuer, as well as the identity of the Issuer and the aggregate principal amount and issue date of the Notes, on its internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium and (ii) display the logo of the Issuer or the Sponsor in conjunction with any such reference; provided, in the case of each press release, that the release is subject to reasonable advance written notice and consent of the Issuer, which may be withheld or conditioned in its reasonable discretion. Neither the Issuer nor the Sponsor shall refer to Prudential or the other Purchasers on an internet site or in marketing materials, press releases, published “tombstone” announcements or any other print or electronic medium, except with Prudential’s prior written consent, which may be withheld in its sole discretion.

* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Issuer, whereupon this Agreement shall become a binding agreement between you and the Issuer.

Very truly yours,

USG NEVADA LLC

By: ______________________
Name: Dennis J. Gilles
Title: Manager

[Signature Page to Note Purchase Agreement]

A/75108674

This Agreement is hereby accepted and agreed to as of the date thereof.

PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: ______________________________
Vice President

PRUCO LIFE INSURANCE COMPANY

By: ______________________________
Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By: Prudential Investment Management, Inc., as investment manager

By: ______________________________
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., as investment manager

By: ______________________________
Vice President

[Signature Page to Note Purchase Agreement]

A/75108674

SCHEDULE A

INFORMATION RELATING TO PURCHASERS USG Nevada LLC

6.75% Senior Secured Notes due December 31, 2037

Aggregate
Principal
		Amount of Notes	Note
		to be Purchased	Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$21,897,775.00	$6,528,887.50
$15,368,887.50
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021

Account Name: Prudential Managed Portfolio
Account No.: P86188 (please do not include spaces) (in the case of payments on account of the Note originally issued in the
principal amount of $6,528,887.50)

Account Name: Privest Plus
Account No.: P86288 (please do not include spaces) (in the case of payments on account of the Note originally issued in the
principal amount of $15,368,887.50)

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Secured Notes due December 31,
2037, Security No. INV11681, PPN 90363* AA0" and the due
date and application (as among principal, interest and Make-
Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

Schedule A - 1

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group Telephone: (973) 367-3141 Facsimile: (888) 889-3832

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Jaya McClure Telephone: (214) 720-6207

(6)	Tax Identification No.: 22-1211670

Schedule A - 2

Aggregate
Principal
		Amount of Notes	Note
		to be Purchased	Denomination(s)

	PRUCO LIFE INSURANCE COMPANY	$3,600,000.00	$3,600,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account Name: Pruco Life Private Placement
Account No.: P86192 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Secured Notes due December 31,
2037, Security No. INV11681, PPN 90363* AA0", and the due
date and application (as among principal, interest and Make-
Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Pruco Life Insurance Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

Schedule A - 3

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Jaya McClure Telephone: (214) 720-6207

(6)	Tax Identification No.: 22-1944557

Schedule A - 4

Aggregate
Principal
		Amount of Notes	Note
		to be Purchased	Denomination(s)

	PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY	$3,000,000.00	$3,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account Name: PARCCPLAZTrust1
Account No.: P30794 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Secured Notes due December 31,
2037, Security No. INV11681, PPN 90363* AA0", and the due
date and application (as among principal, interest and Make-
Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Arizona Reinsurance Captive Company
c/o The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

Prudential Arizona Reinsurance Captive Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

(4)	Recipient of telephonic prepayment notices:

Manager, Trade Management Group
Telephone: (973) 367-3141
Facsimile: (888) 889-3832

Schedule A - 5

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Jaya McClure Telephone: (214) 720-6207

(6)	Tax Identification No.: 33-1095301

Schedule A - 6

Aggregate
Principal
		Amount of Notes	Note
		to be Purchased	Denomination(s)

	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$2,240,000.00	$2,240,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JP Morgan Chase Bank
New York, NY
ABA No. 021000021
Account Name: PRIAC - SA - Principal Preservation - Privates
Account No. P86345 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "6.75% Senior Secured Notes due December 31,
2037, Security No. INV11681, PPN 90363* AA0" and the due
date and application (as among principal, interest and Make-
Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102
Telephone: (973) 802-8107
Facsimile: (888) 889-3832

(3)	Address for all other communications and notices:

Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Managing Director, Energy Finance Group - Power

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to:

Prudential Capital Group
2200 Ross Avenue, Suite 4300
Dallas, TX 75201
Attention: Jaya McClure
Telephone: (214) 720-6207

(5)	Tax Identification No.: 06-1050034

Schedule A - 7

SCHEDULE B

DEFINED TERMS

            As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Letter of Credit” is defined in the Depositary Agreement.

            “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Issuer or any Person of which the Issuer beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Issuer.

            “Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

            “Amortization Schedule” is defined in Section 8.1(a) .

            “Annual Geothermal Resource Report” is defined in Section 9.12(b) .

            “Annual Supply Amount” is defined in the PPA.

            “Anti-Money Laundering Laws” is defined in Section 5.16(c) .

            “Approvals” means any and all approvals, permits, permissions, licenses, authorizations, consents, certifications, actions, orders, waivers, exemptions, variances, franchises, filings, declarations, rulings, registrations, applications and notices to, from or issued by any Person.

             “Approved Accountant” is defined in Section 7.1(b) .

            “Approved Restoration Plan” means a plan for Restoration Work that is submitted to and approved by the Independent Engineer, no more than 90 days after the related Loss that provides for the Restoration of the Project and includes a scope of the work to be performed, conditions for the disbursement of any Loss Proceeds and other amounts to be expended in connection with the implementation of such plan, a completion test to be administered or observed by the Independent Engineer upon completion of the Restoration Work and, a date specified for the completion of such Restoration Work (the “Restoration Date Certain”) by which the Independent Engineer shall certify successful completion of such completion test and that is accompanied by (a) a certificate of the Independent Engineer, if any, certifying that in its professional judgment (i) such plan is reasonable and technically feasible and is reasonably expected to restore the Project to (A) at least as good condition or state of repair as it was in prior to such Loss or (B) its original specifications, and (ii) after taking into consideration the Loss Proceeds with respect thereto and any business interruption insurance (together with all other proceeds reasonably expected to be available for the Restoration of the Project) there will be adequate cash flow during the Restoration period to Restore the Project and to pay all ongoing obligations as they become due, and such Restoration will not have a Material Adverse Effect on the Issuer’s ability to perform its obligations under any of the Financing Documents; and (b) a certificate of the Issuer certifying that the Restoration of the Project in accordance with the plan or the operation of the Project following such Restoration will not violate any terms of the Financing Documents, any Required Approval or applicable law.

Schedule B - 1

            “Assignments” is defined in Section 4.14(d) .

            “Base Case Projections” means the Final Base Case Projections attached as Schedule 4.22 to this Agreement.

            “BLM Leases” means each of the following licenses, land leases and leases for geothermal resources and grants of rights-of-way issued by the United States Bureau of Land Management to the Issuer on land located in Washoe County, Nevada: BLM serial numbers NVN-42707, NVN-43284, NVN-47395, NVN-49240, NVN-57441, NVN-57909, NVN-63004, NVN-63006, NVN-63007, NVN-75557, NVN-47169, NVN-75555 and NVN-75558.

            “BLM Letter” is defined in Section 4.14(b) .

            “Blocked Person” is defined in Section 5.16(a) .

            “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

            “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

            “Cash Grant” means the cash grant in lieu of electricity production credits under Section 45 of the Code and energy credits under Section 48 of the Code from the U.S. Department of the Treasury under Section 1603 of the American Recovery and Reinvestment Act of 2009, or any successor or replacement law or regulation, with respect to the Issuer’s investment in the Project.

            “Cash Grant Application” means an "Application for Section 1603: Payments for Specified Renewable Energy Projects in Lieu of Tax Credits" filed by the Issuer, as an applicant for the Cash Grant with respect to the Project.

Schedule B - 2

            “Cash Grant Recapture Liability” means any loss or liability to the Issuer resulting, directly or indirectly, from all or any portion of any Cash Grant being required to be repaid to the U.S. Treasury Department.

            “CISADA” means the United States Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010.

            “Closing” is defined in Section 3.

            “Closing Date” means the date upon which the Closing occurs.

            “Closing Date Distribution” means a distribution in the amount of $2,558,321.15 made to the Sponsor on the Closing Date.

            “Closing Date Permitted Liens” means (a) Permitted Liens in respect of taxes not yet due that by operation of law are prior in right, (b) Liens in respect of Capital Lease obligations that constitute Permitted Liens pursuant to clause (vii) of the definition of “Permitted Liens” and (c) Permitted Liens set forth on Schedule B to the Title Policy delivered at Closing.

            “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

            “Collateral” means all of the Issuer’s right, title and interest in and to its real and personal property, including without limitation, the Project, the Site, the Geothermal Resource, the Geothermal Leases, the Well Permits and the Water Rights, and the limited liability company membership interests and any other equity interests in the Issuer.

            “Collateral Agency Agreement” is defined in Section 4.12(b) .

            “Collateral Agent” means Deutsche Bank Trust Company Americas, a New York banking corporation, acting in its capacity as collateral agent for itself and the other Secured Parties under the Financing Documents, or its successor in such capacity appointed pursuant to the terms of the Collateral Agency Agreement.

            “Confidential Information” is defined in Section 20.

            “Consents” means the consents listed on Schedule 4.11(b) and any additional consent delivered to Collateral Agent.

            “Contractual Obligation” means, with respect to any Person, any provision of any document or undertaking (other than a Financing Document) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

            “Controlled Entity” means any of the subsidiaries of the Issuer and any of their or the Issuer’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Schedule B - 3

            “CPI Adjustment” means, at any time, with respect to the most recent Operating Budget previously approved by the Required Holders and the Independent Engineer, an increase in each applicable line item of such Operating Budget by a percentage of such line item equal to the percentage increase in the Consumer Price Index from the last published Consumer Price Index prior to the approval of such Operating Budget in accordance with Section 9.12(d) hereof to the most recently published Consumer Price Index at such time. For purposes hereof, “Consumer Price Index” shall mean the Consumer Price Index for all Urban Consumers, Northeast Region, as published by the United States Department of Labor, Bureau of Labor Statistics, such successor index as may be published by the United States Government, or such substitute index as may be mutually agreed to by the Issuer and the Required Holders.

            “Debt Service” means, for any period, all payments of principal, interest, fees, expenses or other charges, including Make Whole Amounts, due and payable by the Issuer in respect of all Obligations in such period.

            “Debt Service Coverage Ratio” means, for any applicable period, the ratio of (i) Operating Cash Flow Available for Debt Service for such period to (ii) Debt Service for such period.

            “Debt Service Reserve Account” is defined in the Depositary Agreement.

            “Debt Service Reserve Letter of Credit” is defined in the Depositary Agreement.

            “Deed of Trust” is defined in Section 4.12(c) .

            “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

            “Default Rate” means that rate of interest per annum from time to time equal to the greater of (i) 8.75% per annum, and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York as its “base” or “prime” rate.

            “Depositary” means Deutsche Bank Trust Company Americas, a New York banking corporation, in its capacity as Depositary under the Depositary Agreement, or its successor in such capacity appointed pursuant to the terms of the Depositary Agreement.

            “Depositary Agreement” is defined in Section 4.12(a) .

            “Disclosure Documents” is defined in Section 5.3.

            “Distribution” means a ny (i) distribution of any ornature kind, either directly or indirectly, to a member or other equity holder of the Issuer, including any dividend or distribution in cash or property of any kind; a purchase, redemption, reduction, return or any other payment of capital; or any repayment or reduction of Indebtedness owing to an Issuer Party or any Affiliate of an Issuer Party; (ii) loans or other payments to an Issuer Party or any Affiliate of an Issuer Party; and (iii) payment for or on behalf of an Issuer Party or any Affiliate of an Issuer Party by way of guaranty, indemnity or otherwise including in connection with any Indebtedness; but shall not include any payments made to Operator pursuant to Section 6.1 and 6.2 of the O&M Agreement.

Schedule B - 4

            “DSCR Notice” is defined in Section 9.13.

            “DSCR Requirements” means, as of any Payment Date, (i) the Debt Service Coverage Ratio for the four consecutive quarters ending on such Payment Date and (ii) the Projected Debt Service Coverage Ratio for the four consecutive quarters immediately following such Payment Date, equals or exceeds 1.20:1.00.

            “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, decrees, claims, liens, judgments, warning notices, notices of noncompliance or violation, investigations, proceedings, removal or remedial actions or orders, or damages (foreseeable and unforeseeable, including consequential and punitive damages), penalties, fees, out-of-pocket costs, expenses, disbursements, attorneys’ or consultants’ fees, relating in any way to any Environmental Law or any Required Approval issued under any such Environmental Law (hereafter “Environmental Proceedings”), including (a) any and all Environmental Proceedings by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Environmental Proceedings by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Material or arising from alleged injury or threat of injury to health, safety or the environment.

            “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

            “EPC Contract” means the Engineering, Procurement and Construction Contract, dated August 27, 2010, between the Issuer and the EPC Contractor.

            “EPC Contractor” means SAIC Constructors LLC, as successor to Benham Constructors, LLC, an Oklahoma limited liability company.

            “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Issuer under section 414 of the Code.

            “Event of Default” is defined in Section 11.

            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

Schedule B - 5

            “FERC” means the Federal Energy Regulatory Commission, or any successor agency to its duties and responsibilities.

            “Financing Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Collateral Agency Agreement, and any other documents, agreements or instruments entered into in connection with any of the foregoing.

            “FPA” means the Federal Power Act, 16 U.S.C. §§791 et seq., as amended, and the regulations of the FERC thereunder.

            “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

            “Geothermal Leases” means (a) the Kosmos Lease and (b) the BLM Leases.

            “Geothermal Resource” means the electricity generating capacity of the geothermal reservoirs subject to the Geothermal Leases and available for use by the Project.

            “Geothermal Resource Engineer” means Geothermal Science, Inc., a California corporation.

            “Governmental Authority” means

            (a)        the government of:

            (i)        the United States of America or any State or other political subdivision thereof, or

            (ii)        any other jurisdiction in which the Issuer conducts all or any part of its business, or which asserts jurisdiction over any properties of the Issuer, or

             (b)        any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

            “Ground Lease” means the Office and Land Lease Agreement, dated August 27, 2010, by and between USG Idaho, as lessor, and the Issuer, as lessee, as amended by First Amendment to Office and Land Lease Agreement, dated as of the date hereof.

           “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

             (a)        to purchase such indebtedness or obligation or any property constituting security therefor;

Schedule B - 6

            (b)        to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

            (c)        to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

             (d)        otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

            “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

            “holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Issuer pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

            “Holdings” means Nevada USG Holdings, LLC, a Delaware limited liability company.

            “Holdings Loan Agreement” means the Loan Agreement, dated as of April 30, 2013, between Holdings and SAIC Constructors, LLC, as amended by 1st Amendment to Loan Agreement dated as of September 24, 2013.

            “Indebtedness” with respect to any Person means, at any time, without duplication,

            (a)        its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

            (b)        its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

Schedule B - 7

            (c)        (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

            (d)        all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

            (e)        all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

            (f)        the aggregate Swap Termination Value of all Swap Contracts of such Person; and

             (g)        any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

            “Independent Engineer” means Sigma Energy Solutions Inc., or any successor independent engineering firm appointed by the holders.

            “Indemnified Losses” is defined in Section 15.2.

            “Indemnified Parties” is defined in Section 15.2.

            “INHAM Exemption” is defined in Section 6.2(e) .

            “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

            “Insurance Consultant” means Moore-McNeil, LLC.

            “Insurance Proceeds” means all amounts and proceeds (including instruments) in respect of any Loss payable under any insurance policy maintained by or on behalf of the Issuer.

            “Interconnection Agreement” means the Small Generator Interconnection Agreement, dated as of December 28, 2010, by and between the Issuer and NV Energy, Inc.

            “Issuer” is defined in the introductory paragraph of this Agreement.

Schedule B - 8

            “Issuer Party” means Holdings, the Operator and the Sponsor.

            “Kosmos Estoppel” is defined in Section 4.14(d) .

            “Kosmos Lease” means the Geothermal Lease dated as of October 14, 1987 between The Kosmos Company, as lessor, and Michael B. Stewart, as lessee, recorded October 16, 1987 in Book 2633, Page 282, as Document No. 1200497 of Official Records, as assigned to San Emidio Resources, Inc. by that certain Assignment of Lease dated May 26, 1992 and recorded as Document No. 1583278 of Official Records, as further assigned to Empire Farms, a Nevada Partnership, by that certain Assignment of Lease dated September 18, 1995 and recorded October 13, 1995 as Document No. 1933483 of Official Records, and as further assigned to Empire Energy, LLC, a Nevada limited liability company, by that certain Assignment and Assumption Agreement dated November 24, 1999, as evidenced by that certain Memorandum of Assignment recorded May 11, 2000 as Document No. 2446152 of Official Records, and as further assigned to Empire Geothermal Power, LLC by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated August 31, 2003, and recorded on October 3, 2003 as Document No. 2934363 of Official Records, and as further assigned to Issuer by that certain Assignment and Acceptance of Assignment of Kosmos Geothermal Lease dated April 2008 and recorded on April 30, 2008 as Document No. 3645581 of Official Records, as amended by that certain First Amendment to Geothermal Lease dated March 15, 2008 for reference purposes and that certain Second Amendment to Geothermal Lease dated as of May 5, 2007 for reference purposes.

            “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

            “Local Account” means the operating deposit account of the Issuer maintained at a local commercial bank reasonably acceptable to the Required Holders and which is subject to the Local Bank Control Agreement.

            “Local Bank Control Agreement” means a deposit account control agreement with respect to the Local Account, by and among the Issuer, the Collateral Agent and the financial institution maintaining such Local Account, in form and substance satisfactory to the Collateral Agent.

            “Loss” means any loss, theft, destruction, damage, casualty, title defect or failure, zoning change, taking, condemnation, seizure, confiscation or requisition of or with respect to the Project or any part thereof.

            “Loss Proceeds” means the aggregate amount of all Insurance Proceeds (including, without limitation, title insurance proceeds), other than proceeds received under business interruption insurance, and any other proceeds paid to, or for the benefit of, the Issuer in connection with any Loss.

            “Maintenance Reserve Account” is defined in the Depositary Agreement.

Schedule B - 9

           “Maintenance Reserve Letter of Credit” is defined in the Depositary Agreement.

            “Major Loss” means any actual or constructive total loss of the Project, a condemnation or taking of a material portion of the Project or the Site, or any other Loss that, in the reasonable judgment of the Required Holders and the Independent Engineer, makes restoration or continued operation of the Project uneconomical or unfeasible.

            “Make-Up Well Cost” is defined in Section 9.12(b) .

            “Make-Up Well Drill Date” is defined in Section 9.12(b) .

            “Make-up Well Reserve Account” is defined in the Depositary Agreement.

            “Make-Whole Amount” is defined in Section 8.6.

            “Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Issuer.

            “Material Adverse Effect” means a material adverse effect on (i) the business, assets, liabilities, operations, prospects or condition, financial or otherwise, of the Issuer or the Project, (ii) the Issuer’s ability to perform any of its obligations under the Notes or the other Financing Documents, (iii) the Issuer’s ability to perform its obligations under any Material Project Document, (iv) the rights or remedies of the Collateral Agent or any holder of the Notes under any Financing Document, or (v) the validity or enforceability of the Notes or the other Financing Documents or the validity or priority of the Collateral Agent’s Liens with respect to the Collateral.

            “Material Contract” means (i) any energy purchase or sale agreement entered into after the Closing Date, (ii) any other Contractual Obligation of the Issuer that is material to development, financing, construction, operation or maintenance of the Project or (iii) any Contractual Obligation pursuant to which the aggregate payments to be made by the Issuer or the aggregate liabilities to be incurred by the Issuer thereunder exceed $250,000 in any calendar year or $500,000 during the term thereof.

            “Material Project Document” means the PPA, the Ground Lease, the Geothermal Leases, the Interconnection Agreement, the EPC Contract, the O&M Agreement, the Turbine Warranty, Recapture Indemnity Agreement, any other documents listed on Schedule 5.12, and any agreement that replaces any of the foregoing.

            “Maturity Date” means December 31, 2037.

            “Minimum Debt Service Reserve Requirement” is defined in the Depositary Agreement.

            “Minimum Maintenance Reserve Requirement” is defined in the Depositary Agreement.

            “Moody’s” means Moody’s Investors Service, Inc., or any successor entity.

Schedule B - 10

            “Multiemployer Plan” means any “employee benefit plan” (as defined in section 3(3) of ERISA) to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer or any ERISA Affiliate, or with respect to which the Issuer or any ERISA Affiliate may have any liability and that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

            “NAIC” means the National Association of Insurance Commissioners or any successor thereto.

            “NAIC Annual Statement” is defined in Section 6.2(a) .

            “Notes” is defined in Section 1.

            “O&M Agreement” means the Management Services Agreement, dated September 30, 2010, between the Issuer and the Operator.

            “O&M Costs” means, for any period, actual cash maintenance, administration and operation costs related to the Project (including amounts payable under Section 6.1 and 6.2 of the O&M Agreement and amounts payable pursuant to Section 3.3.2 of the PPA) and for the purchase of goods and services in connection therewith, or required by any requirement of law incurred and paid by the Issuer for the Project in such period, including geothermal royalty and lease payments, property taxes and other state or local taxes, insurance premiums, consumables, legal fees, accounting fees and consulting fees and expenses of the Project, fees and expenses of, and other amounts owing to, the Collateral Agent or the Depositary, expenses of and other amounts owing to the holders and other costs and expenses in connection with the management or operation of the Project, but exclusive in all cases of (a) non-cash charges, including depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other bookkeeping entries of a similar nature, (b) all payments of Debt Service (including any Make Whole Amounts), (c) costs of restoration of the Project paid with Loss Proceeds (other than the proceeds of business interruption insurance), and (d) any capital expenditures, other than as contemplated in the applicable Operating Budget as then in effect.

            “Obligation” means any loan, advance, debt, liability, and obligation of performance, howsoever arising, owed by the Issuer to the Collateral Agent, the Depositary or any holder of any kind or description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to the terms of any Note or any of the other Financing Document, including all principal, interest, Make-Whole Amounts, fees, charges, expenses, attorneys’ fees and accountants fees payable or reimbursable by the Issuer under any of the Financing Documents.

             “OFAC” is defined in Section 5.16(a) .

            “OFAC Listed Person” is defined in Section 5.16(a) .

            “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.ustreas.gov/offices/enforcement/ofac/programs.

Schedule B - 11

            “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Issuer whose responsibilities extend to the subject matter of such certificate.

            “Operating Budget” is defined in Section 9.12(d) .

            “Operating Cash Flow Available for Debt Service” means, for any period, Project Revenues received during such period less O&M Costs paid during such period.

            “Operator” means US Geothermal Services, LLC, a Delaware limited liability company.

            “Payment Date” means the last day of March, June, September and December in each year, commencing with December 31, 2013 through the Maturity Date, and the Maturity Date.

            “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

            “Permitted Investment” means any (a) marketable direct obligation of the United States of America, (b) marketable obligation directly and fully guaranteed as to interest and principal by the United States of America, (c) demand deposit with the Depositary, or time deposit, certificate of deposit and banker’s acceptance issued by any member bank of the Federal Reserve System which is organized under the laws of the United States of America or any state thereof or any United States branch of a foreign bank, in each case whose equity capital is in excess of $500,000,000 and whose long-term debt securities are rated “A” or better by S&P and “A2” or better by Moody’s, (d) commercial paper or tax exempt obligations given the highest rating by Moody’s and S&P, (e) obligation of a commercial bank described in clause (c) above, in respect of the repurchase of obligations of the type as described in clauses (a) and (b) hereof, provided that such repurchase obligation shall be fully secured by obligations of the type described in said clauses (a) and (b) and the possession of such obligation shall be transferred to, and segregated from other obligations owned by, any such bank, (f) money market instrument rated “AAA” by S&P and “Aaa” by Moody’s, (g) Eurodollar certificate of deposit issued by any bank described in clause (c) above, and (h) marketable security rated not less than “A-1” by S&P or not less than “Prime-1” by Moody’s. In no event shall Permitted Investments include any obligation, certificate of deposit, acceptance, commercial paper or instrument which by its terms matures (A) more than 180 days after the date of investment, unless a bank meeting the requirements of clause (c) above shall have agreed to repurchase such obligation, certificate of deposit, acceptance, commercial paper or instrument at its purchase price plus earned interest within no more than 90 days after its purchase thereunder or (B) after the next Payment Date.

            “Permitted Lien” means: (i) Liens created pursuant to any Financing Document; (ii) Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established and which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien; (iii) Liens in respect of property or assets of the Issuer arising by operation of law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business which in each and every such circumstance (x) do not individually or in the aggregate materially detract from the value of the property or assets of the Issuer and do not materially impair the use thereof in the operation of the business of the Issuer or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien and for which adequate reserves have been established; (iv) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, which do not secure Indebtedness and do not materially affect the value of the properties or interfere with the conduct of the business of the Issuer; (v) pledges or deposits to secure obligations under workers’ compensation or unemployment insurance laws or similar legislation (other than ERISA) or to secure public or statutory obligations or good faith deposits in connection with bids, tenders, contracts or leases; (vi) Liens arising out of judgments or awards aggregating less than $250,000, so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves in accordance with GAAP; and (vii) Liens on assets (real or personal) of Issuer or the Project which assets have a fair market value of less than $250,000 in the aggregate at any one time.

Schedule B - 12

            “Person” means an individual, company, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

            “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Issuer or any ERISA Affiliate or with respect to which the Issuer or any ERISA Affiliate may have any liability.

            “Pledge Agreement” is defined in Section 4.12(d) .

            “Pledged Account” means any of (i) the Revenue Account, (ii) the Debt Service Reserve Account, (iii) the Make-up Well Reserve Account, (iv) the Maintenance Reserve Account (v) the Upgrade Reserve Account and (vi) the Proceeds Account.

            “Power Purchaser” means Sierra Pacific Power Company, a Nevada corporation.

            “PPA” means the Amended and Restated Long-Term Portfolio Energy Credit and Renewable Power Purchase Agreement, dated as of May 31, 2011, between the Issuer and the Power Purchaser, as amended by letter dated September 9, 2013 (increasing the Annual Supply Amount from 71,334.1 MWh to 73,444.0 MWh).

            “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

            “Proceeds Account” is defined in the Depositary Agreement.

            “Project” means the approximately 8.6 MW (net) geothermal electric generation facility located on the Site utilizing a water cooled binary generating unit manufactured by TAS Energy Systems, Inc.

Schedule B - 13

            “Project Party” means each Person party to a Material Project Document other than the Issuer.

            “Project Revenues” means all amounts received by the Issuer from any source, including all amounts paid to the Issuer (i) pursuant to the PPA, (ii) as interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to the Depositary Agreement, or (iii) in the form of any other receipts of the Issuer incidental to the ownership or operation of the Project or otherwise, all as determined in conformity with cash accounting principles, including as proceeds of any business interruption insurance, but excluding (x) Loss Proceeds other than proceeds received under business interruption insurance, and (y) Cash Grant proceeds.

            “Projected Debt Service Coverage Ratio” means as of any Payment Date for the four consecutive quarters commencing on such Payment Date, the ratio of (i) projected Operating Cash Flow Available for Debt Service for such period, calculated using the same assumptions used in preparing the Base Case Projections, to (ii) scheduled principal and interest on the Notes and fees for such period, in each case, as calculated by the Issuer and approved by the Required Holders in accordance with this Agreement.

            “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

            “Prudential” means Prudential Investment Management, Inc. “PTE” is defined in Section 6.2(a) .

            “PUHCA” means the Public Utility Holding Company Act of 2005, as amended, and all rules and regulations adopted thereunder.

            “Purchaser” is defined in the introductory paragraph of this Agreement.

            “QF” means a “qualifying small power production facility” (as that term is defined under 16 U.S.C. § 796(17)(C) and the regulations of the FERC at 18 C.F.R. Part 292 thereunder) not exceeding 20MW of total capacity.

            “QPAM Exemption” is defined in Section 6.2(d) .

            “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

            “Recapture Indemnity Agreement” is defined in Section 4.12(f) .

            “Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

            “Reported” is defined in Section 8.6.

Schedule B - 14

            “Required Approval” means all Approvals, including the Water Rights and Well Permits, required in connection with (a) the execution, delivery, performance, admission into evidence or enforcement of the Transaction Documents, (b) the development, construction, ownership or operation and maintenance of the Project, and/or (c) the generation, transmission and sale of energy generated by the Project as contemplated under the Transaction Documents.

            “Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (without limiting Section 8.5, exclusive of Notes then owned by the Issuer or any of its Affiliates).

            “Required Make-Up Well Reserve Account Balance” is defined in Section 9.12(a) .

            “Responsible Officer” means any Senior Financial Officer and any other officer of the Issuer with responsibility for the administration of the relevant portion of this Agreement.

            “Restoration Work” means the design, engineering, construction, testing and other work and any contracts and other arrangements for the performance thereof with respect to the Restoration of the Project.

            “Restore” means, with respect to the Project, to rebuild, repair, restore or replace the Project in accordance with an Approved Restoration Plan. The term “Restoration” has a correlative meaning.

            “Restricted Payment Conditions” is defined in Section 10.10.

            “Revenue Account” is defined in the Depositary Agreement.

            “SEC” shall mean the Securities and Exchange Commission of the United States, or any successor thereto.

            “Secured Parties” means, collectively, the holders from time to time, the Depositary and the Collateral Agent.

            “Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

            “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            “Security Agreement” is defined in Section 4.12(e) .

            “Security Documents” m eans the Security Agreement, the Pledge Agreement, any future security agreements, the Depositary Agreement, the Local Bank Control Agreement, the Deed of Trust, the Recapture Indemnity Agreement, the Consents, the Assignments, the Kosmos Estoppel, the BLM Letter, any Acceptable Letter of Credit delivered to the Depositary pursuant to the Depositary Agreement and any other security documents, financing statements and the like filed or recorded in connection with the foregoing.

Schedule B - 15

            “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Issuer.

            “Servicing Fee” is defined in Section 9.10.

            “Site” means the real property on which the Project or the Geothermal Resource is to be located, the legal description of which is set forth in Exhibit A and Exhibit D to the Deed of Trust and all related easements, rights-of-way and other rights and interests.

            “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor thereto.

            “Sponsor” means, collectively, USG Idaho and USG Delaware.

            “Substantial Completion” is defined in the EPC Contract.

            “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

            “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, but without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement.

            “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

            “Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

            “Tax Grant Consultant” means Deloitte Financial Advisory Services LLP.

            “Title Policy” is defined in Section 4.14(a) .

Schedule B - 16

            “Transaction Documents” means, collectively, the Financing Documents and the Material Project Documents.

            “Transfer” means, with respect to any item, the sale, exchange, conveyance, lease, transfer or other disposition of such item.

            “Turbine Supplier” means Atlas Copco Mafi-Trench Company, LLC, a Delaware limited liability company.

            “Turbine Warranty” means the Extended Warranty and Design Agreement - San Emidio Project, dated as of December 10, 2012, between the Turbine Supplier and Turbine Air Systems, Ltd., as assigned to the Issuer pursuant to the Assignment of Warranty and Consent, dated as of September 16, 2013, among Turbine Air Systems, Ltd., the EPC Contractor and the Issuer and consented to by the Turbine Supplier.

             “Upgrade Reserve Account” is defined in the Depositary Agreement.

            “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            “USG Delaware” means U.S. Geothermal Inc., a Delaware corporation.

            “USG Idaho” means U.S. Geothermal Inc., an Idaho corporation.

            “Water Rights” means all water and water rights (whether permitted, certificated, vested, or decreed, and whether or not appurtenant to the Land), applications to appropriate water filed with Nevada Division of Water Resources, ditch and ditch rights, wells, well permits, and well rights, stock or membership interests in any irrigation, canal, ditch, or water company, and all applications or rights to change the point of diversion, place of use, and manner of use with respect thereto, which are now held or are hereafter acquired by the Issuer, or are otherwise relating to, appurtenant to, or used in connection with, all or any part of the Site or the Project, or the use and enjoyment thereof, including, without limitation, the following water rights permits: Nevada Department of Conservation and Natural Resources, Division of Water Resources Permit Numbers 66946, 68756, 69320, 79899, and 79900.

            “Well Permits” means Nevada Division of Minerals Permit Numbers 107 (for Well 43-21; API 27-031-90063), 136 (for Well 52-21; API 27-031-90074), 161 (for Well 42-21; API 27-031-90085), 163 (for Well 35-21; API 27-031-90087), 164 (for Well 45-21; API 27-031-90088), 173 (for Well 61-21; API 27-031-90090), 187 (for Well 53-21; API 27-031-90098), 280 (for Well 51-16; API 27-031-90133), 312 (for Well 75-16; API 27-031-90152), 360 (for Well 65C-16; API 27-031-90160), 403 (for Well 75B-16; API 27-031-90184), and 418 (for Well 76-16; 27-031-90191), and 816 (for Well 68-9; API 27-031-90260).

Schedule B - 17

RULES OF INTERPRETATION

1.

The singular includes the plural and the plural includes the singular; and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

2.	The word “or” is not exclusive.

3.	A reference to any law includes any amendment or modification to such law, and all regulations, rulings and other law and regulations promulgated under such law.

4.	A reference to a Person includes its successors and permitted assigns.

5.	The words “include,” “includes” and “including” are not limiting.

6.

A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

7.	References to “knowledge” or words of similar import refer to the actual knowledge of the current officers of the relevant Person, without any duty of investigation unless otherwise indicated.

8.

References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

9.	The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

10.	References to “days” shall mean calendar days, unless the term “Banking Days” shall be used. References to a time of day shall mean such time in New York City, unless otherwise specified.

11.

The section and subsection headings in a document are for convenience of reference only and shall neither be deemed to be a part of such document nor modify, define, expand or limit any of the terms or provisions thereof.

Schedule B - 18

Schedule 4.11(b)

Consents

1.	Consent Agreement, dated as of September 26, 2013, by and among the Power Purchaser, the Issuer and the Collateral Agent.

2.	Consent and Agreement, dated as of September 26, 2013, by and among the EPC Contractor, the Issuer and the Collateral Agent.

3.	Consent and Agreement, dated as of September 26, 2013, by and among the Operator, the Issuer and the Collateral Agent.

4.	Consent and Agreement, dated as of September 26, 2013, by and among U.S. Geothermal Inc., a Delaware corporation, U.S. Geothermal Inc., an Idaho corporation, and the Collateral Agent.

5.	Lessor Estoppel Certificate and Agreement, dated as of September 26, 2013 by and among The Kosmos Company, the Issuer and the Collateral Agent.

Schedule 4.11(b) - 1

Schedule 4.22(a) - 1

Schedule 4.22

Base Case Projections

See Attached.

Schedule 4.22

San Emidio Annual Summary - Cash Basis	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024	12/31/2025
ELECTRICITY PRODUCTION													
Net Energy Production MWh	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPERATING REVENUES													
MWh @ Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Escalated PPA Base Energy Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Rate Revenue	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
MWh @ Excess Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Escalated PPA Excess Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
ExcessProduct Rate Revenue	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Energy Shortfall Amount	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Portfolio Energy Credit Shortfall Amount	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Gross Revenues	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Royalties	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contract Energy Revenue, net	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPERATING EXPENSES													
Payroll and Benefit Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fuel Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Electricity Purchases	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Chemicals/Water Treatment Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lubricant Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Tools/Safety	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Vehicle Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Maintenance Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Misc. Plant Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Field Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Corporate Support (Engineering, Drilling, etc.)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Local and Property Taxes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Insurance: Property - SE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
General & Administrative Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Operating Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA before Mgmt Fees	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Management Fee - Operating Fee	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Term Loan - Principal and Interest													
Beginning Balance	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Borrowings	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest Repayment	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Principal Repayment	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ending Balance	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Term Loan - Cash Flow	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Financing Fees													
Annual Administration Fee		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Debt Service Coverage Ratio													
EBITDA less Admin Fees		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contributions to Maintenance Reserve		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contributions to Make-up Well Reserve		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA After Reserve Funding		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest on Term Loan		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Principal Due on Term Loan		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Debt Service and Reserve Funding		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DSCR Ratio		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

San Emidio Annual Summary - Cash Basis	12/31/2026	12/31/2027	12/31/2028	12/31/2029	12/31/2030	12/31/2031	12/31/2032	12/31/2033	12/31/2034	12/31/2035	12/31/2036	12/31/2037
ELECTRICITY PRODUCTION												
Net Energy Production MWh	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPERATING REVENUES												
MWh @ Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Escalated PPA Base Energy Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Rate Revenue	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
MWh @ Excess Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Escalated PPA Excess Product Rate	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
ExcessProduct Rate Revenue	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Energy Shortfall Amount	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Portfolio Energy Credit Shortfall Amount	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Gross Revenues	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Less Royalties	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contract Energy Revenue, net	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
OPERATING EXPENSES												
Payroll and Benefit Expense	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fuel Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Electricity Purchases	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Chemicals/Water Treatment Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Lubricant Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Tools/Safety	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Vehicle Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Maintenance Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Misc. Plant Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Field Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Corporate Support (Engineering, Drilling, etc.)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Local and Property Taxes	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Insurance: Property - SE	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
General & Administrative Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Operating Expenses	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA before Mgmt Fees	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Management Fee - Operating Fee	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Term Loan - Principal and Interest												
Beginning Balance	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Borrowings	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest Repayment	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Principal Repayment	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Ending Balance	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Term Loan - Cash Flow	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Financing Fees												
Annual Administration Fee	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Debt Service Coverage Ratio												
EBITDA less Admin Fees	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contributions to Maintenance Reserve	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Contributions to Make-up Well Reserve	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EBITDA After Reserve Funding	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Interest on Term Loan	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Principal Due on Term Loan	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total Debt Service and Reserve Funding	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
DSCR Ratio	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

Schedule 5.5

Schedule 5.8

Required Approvals

PART I (OBTAINED AS OF CLOSING)

AGENCY/PERMIT	NUMBER
Washoe County – Special Use Permit, AMOR II	SPB4-8-87
Washoe County – Special Use Permit, SE-Unit 1	SW10-002
Truckee Meadows Regional Planning Agency, Regional Planning Governing Board – Utility Corridor Approval	RPA 10-006 Resolution 11-01
Washoe County – Certificate of Occupancy	Certificate of Occupancy for Permit #11-0351 dated 5/9/2012 Certificate of Occupancy for Permit #93-3216 dated 7/6/1994 Certificate of Occupancy for Permit #61334BC dated 7/25/1989[1]
Washoe County – Business License	038041/ B-1204164
Washoe County – Air Quality Permit, Unit 1 Plant	A11-0012
Washoe County – Air Quality Permit, Unit 1 Generator	A12-0040
Washoe County – Air Quality Permit, Conditional Geothermal Well Drilling Permit Approval	A08001
Nevada State Fire Marshall – Hazardous Materials Storage (Amor II)	26177 (replacing permit 21454)

____________________________________________
1 With respect to the Certificates of Occupancy:
--#11-0351 for new power plant
--#93-3216 for dehydration facility/warehouse (no copy available due to age)
--#61334BC for Amor/Amor II power plant (no copy available due to age)

Schedule 5.8 - 1

Nevada State Fire Marshall – Hazardous Materials Storage (Unit 1)	26176 (replacing permit 22085)
Nevada Division of Industrial Relations – Boiler/Pressure Vessel Permits	9814814, 9814815, 9814816, 9814817, 9814818, 9814819, 9814821, 9814882, 9814883
Nevada Division of Minerals – Geothermal Project Area Permit	814 07-07-2008, Letter Approval
Nevada Division of Minerals – Individual Well Permits	Kettleman Numbers: 43-21, 42-21, 53-21, 51-16, 52-21, 35-21, 45-21, 65C-16, 61-21, 75-16, 75B-16, 76- 16, 68-9
Nevada Division of Water Resources – Water Rights	66946 68756 & 69320 79899 & 79900 (Diversion Point - Sweetwater Well)[2]
Nevada Division of Environmental Protection – Surface Discharge Permit	NS 0094003
Nevada Division of Environmental Protection – Underground Injection Permit	UNEV-87041
Bureau of Land Management – National Environmental Policy Act (NEPA) Analysis	DOI-BLM-NVN-W030-2010-0006- EA
Bureau of Land Management – Environmental Analysis (EA) and Finding of No Significant Impact (FONSI)	DOI-BLM-NVN-W030-2010-0006- EA; DOE/EA-1810
Bureau of Land Management – Amor II Plant Site License	NVN-47169
Federal Energy Regulatory Commission (FERC)	Form 556, Self -Certification of Qualifying Facility Status

_______________________________________________________________
2 The Water Rights are subject to Part II hereof.

Schedule 5.8 - 2

PART II (NOT REQUIRED TO BE OBTAINED AS OF CLOSING)

AGENCY/PERMIT	NUMBER
Nevada Division of Water Resources – Water Rights, Extension of time to file Proof of Application of Water to Beneficial Use	Receive extensions by June 2, 2014 for the following water rights permits: 66946 68756 69320 Receive extensions by June 2, 2016 for the following water rights permits: 79899 79900
Nevada Division of Water Resources – Water Rights, Proof of Application of Water to Beneficial Use (“PBU”)	File PBUs by June 2, 2015 for the following water rights permits: 66946 69320 68756 File PBUs by June 2, 2017 for the following water rights permits: 79899 79900

Schedule 5.8 - 3

Schedule 5.12

Material Project Documents

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

            Engineering, Procurement and Construction Contract, dated August 27, 2010, between Issuer and SAIC Constructors, LLC, an Oklahoma limited liability company, formerly known as Benham Constructors, LLC (the “Construction Lender”), and the following related Change Orders: Change Order No. 001 dated November 12, 2010 regarding builders risk insurance premium.

                           Change Order No. 002 dated November 12, 2010 regarding technical assistances and consulting services.

                           Change Order No. 003 dated November 18, 2010 regarding early site mobilization to expedite preliminary site work and installation of new make up water line.

                           Change Order No. 004 dated December 1, 2010 regarding cooling water pumps, condenser tubes, cooling tower motors and related equipment.

                           Change Order No. 005 dated December 29, 2010 regarding NV Energy interconnection.

                           Change Order No. 006 dated January 14, 2011 regarding enhanced machinery condition monitoring, control infrastructure upgrades, production well VFDs and other equipment.

                           Change Order No. 007 dated March 11, 2011 regarding scheduling and guaranteed substantial completion.

                          Change Order No. 008 dated May 23, 2011 regarding additional work and taxes.

                           Change Order No. 009 dated June 2, 2011 regarding changes to equipment and remodel of control room.

                           Change Order No. 010 dated July 11, 2011 regarding equipment purchases and additional labor.

                           Change Order No. 011 dated September 1, 2011 regarding repairs to fire water system, inspections to pipeline and additional work.

                           Change Order No. 012 dated September 16, 2011 regarding additional work to chemical treatment equipment, building permits, and other items.

Schedule 5.12 - 1

                           Change Order No. 013 dated September 23, 2011 regarding spare parts for power plant.

                           Change Order No. 014 dated October 27, 2011 regarding increase to interconnection task and chemicals for startup.

                           Change Order No. 015 dated November 17, 2011 regarding miscellaneous out-of-scope costs.

                           Change Order No. 016 dated January 27, 2012 regarding credit for E-monitor and miscellaneous costs.

                           Change Order No. 017 dated January 27, 2012 regarding increased project management and management agreement costs.

                           Change Order No. 018 dated May 22, 2012 regarding the adoption of final performance test procedures.

                           Change Order No. 019 dated October 16, 2012 regarding installation of operator access and safety equipment.

            Management Services Agreement dated as of September 30, 2010 between the Issuer and the Operator.

            Amended and Restated Long-Term Portfolio Energy Credit and Renewable Power Purchase Agreement between Issuer and Sierra Pacific Power Company, dated May 31, 2011 (subject to approval by the Public Utilities Commission of Nevada; upon approval by PUCN, the 1987 PPA will be terminated).

            Long Term Agreement for Purchase and Sale of Electricity dated December 31, 1986 between Sierra Pacific Power Company and Issuer, as successor in interest to Michael D. Steward, dba Empire Farms, as amended by the Amendment to Long Term Agreement for Purchase and Sale of Electricity executed as of December 28, 1987.

            Small Generator Interconnection Agreement (Service Agreement No. #10-01277), dated as of December 28, 2010 between Sierra Pacific Power Company d/b/a NV Energy and Issuer.

            Office and Land Lease Agreement dated as of August 27, 2010 between USG Idaho, as lessor, and the Issuer, as lessee, as amended in conjunction with the transactions described in the Agreement.

            Extended Warranty and Design Agreement – San Emidio Project dated as of December 10, 2012 between Atlas Copco Mafi-Trench Company LLC, a Delaware limited liability company, and Turbine Air Systems, Ltd., a Texas limited partnership, as subsequently assigned by Turbine Air Systems, Ltd. to the EPC Contractor and by the EPC Contractor to the Issuer pursuant to that certain Assignment of Warranty and Consent dated September 16, 2013.

Schedule 5.12 - 2

            The Recapture Indemnity Agreement dated as of the date of the Agreement among the Sponsor, the Issuer and the Collateral Agent.

            The Geothermal Lease dated as of October 14, 1987 between The Kosmos Company, as lessor, and Michael B. Stewart, as lessee, recorded October 16, 1987 in Book 2633, Page 282, as Document No. 1200497 of Official Records, as assigned to San Emidio Resources, Inc. by that certain Assignment of Lease dated May 26, 1992 and recorded as Document No. 1583278 of Official Records, as further assigned to Empire Farms, a Nevada Partnership, by that certain Assignment of Lease dated September 18, 1995 and recorded October 13, 1995 as Document No. 1933483 of Official Records, and as further assigned to Empire Energy, LLC, a Nevada limited liability company, by that certain Assignment and Assumption Agreement dated November 24, 1999, as evidenced by that certain Memorandum of Assignment recorded May 11, 2000 as Document No. 2446152 of Official Records, and as further assigned to Empire Geothermal Power, LLC by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated August 31, 2003, and recorded on October 3, 2003 as Document No. 2934363 of Official Records, and as further assigned to Issuer by that certain Assignment and Acceptance of Assignment of Kosmos Geothermal Lease dated April 2008 and recorded on April 30, 2008 as Document No. 3645581 of Official Records, as amended by that certain First Amendment to Geothermal Lease dated March 15, 2008 for reference purposes and that certain Second Amendment to Geothermal Lease dated as of May 5, 2007 for reference purposes.

            The leases for geothermal resources issued by the United States Bureau of Land Management on land located in Washoe County, Nevada with serial numbers NVN-42707, NVN-63004, NVN-63006, NVN-63007, NVN-75555, NVN-75557 and NVN-75558.

            The power plant lease and site license issued by the United States Bureau of Land Management on land located in Washoe County, Nevada with serial number NVN-47169.

            The right-of-way grants / temporary use permits granted by the United States Bureau of Land Management with serial numbers NVN-47395, NVN-49240, NVN-57441, NVN-43284 and NVN-57909.

Schedule 5.12 - 3

Schedule 8.1

Amortization Schedule

	PRINCIPAL		PRINCIPAL
DATE	PAYMENT	DATE	PAYMENT
		3/31/2026	$261,757.86
12/31/2013	$232,274.95	6/30/2026	$319,205.48
3/31/2014	$0.00	9/30/2026	$318,141.32
6/30/2014	$6,059.84	12/31/2026	$472,132.84
9/30/2014	$81,598.27	3/31/2027	$240,488.12
12/31/2014	$235,508.55	6/30/2027	$284,947.31
3/31/2015	$0.00	9/30/2027	$285,736.41
6/30/2015	$106,672.16	12/31/2027	$437,796.72
9/30/2015	$128,910.57	3/31/2028	$210,103.40
12/31/2015	$280,792.00	6/30/2028	$182,384.07
3/31/2016	$13,825.56	9/30/2028	$228,367.46
6/30/2016	$135,470.65	12/31/2028	$501,450.39
9/30/2016	$162,880.93	3/31/2029	$272,793.82
12/31/2016	$312,250.89	6/30/2029	$293,801.38
3/31/2017	$2,950.59	9/30/2029	$294,675.56
6/30/2017	$170,936.04	12/31/2029	$455,053.99
9/30/2017	$158,267.75	3/31/2030	$424,888.86
12/31/2017	$306,794.93	6/30/2030	$432,870.25
3/31/2018	$0.00	9/30/2030	$438,326.03
6/30/2018	$98,004.97	12/31/2030	$599,600.17
9/30/2018	$115,501.46	3/31/2031	$420,764.19
12/31/2018	$371,123.16	6/30/2031	$415,278.68
3/31/2019	$170.19	9/30/2031	$422,791.97
6/30/2019	$192,412.73	12/31/2031	$582,201.15
9/30/2019	$168,494.96	3/31/2032	$456,981.05
12/31/2019	$334,877.92	6/30/2032	$375,355.82
3/31/2020	$64,106.77	9/30/2032	$431,870.83
6/30/2020	$178,689.08	12/31/2032	$589,828.68
9/30/2020	$198,455.23	3/31/2033	$370,071.94
12/31/2020	$367,478.61	6/30/2033	$336,850.81
3/31/2021	$143,103.51	9/30/2033	$348,075.81
6/30/2021	$302,495.55	12/31/2033	$502,907.52
9/30/2021	$277,673.93	3/31/2034	$507,094.11
12/31/2021	$448,414.77	6/30/2034	$462,702.30
3/31/2022	$183,919.46	9/30/2034	$478,751.79
6/30/2022	$317,393.93	12/31/2034	$634,043.37
9/30/2022	$296,639.20	3/31/2035	$528,412.37
12/31/2022	$466,554.49	6/30/2035	$470,870.97
3/31/2023	$132,259.18	9/30/2035	$489,869.94

Schedule 8.1 - 1

6/30/2023	$240,149.49	12/31/2035	$643,585.54
9/30/2023	$225,971.17	3/31/2036	$573,408.81
12/31/2023	$388,109.19	6/30/2036	$441,705.54
3/31/2024	$135,181.23	9/30/2036	$508,328.35
6/30/2024	$154,026.06	12/31/2036	$660,589.0S
9/30/2024	$191,947.94	3/31/2037	$579,169.90
12/31/2024	$346,664.40	6/30/2037	$495,391.55
3/31/2025	$208,369.76	9/30/2037	$520,749.88
6/30/2025	$277,957.95	12/31/2037	$671,459.95
9/30/2025	$274,083.53
12/31/2025	$428,718.16

Schedule 8.1 - 2

Schedule 9.2

Insurance Requirements

(a)

Issuer shall (and Issuer shall cause the Project to), without cost to the Secured Parties, maintain or cause to be maintained on its (or the Project’s as applicable) behalf in effect at all times the types of insurance required by the following provisions together with any other types of insurance required hereunder or in any other Material Project Document or Material Contract, with insurance companies rated A-, X or better, by Best’s Insurance Guide and Key Ratings (or an equivalent rating by another nationally recognized insurance rating agency of similar standing if Best’s Insurance Guide and Key Ratings shall no longer be published), or other insurance companies of recognized responsibility satisfactory to the Required Holders. Upon request of the Required Holders, Issuer shall supply copies of all required insurance policies or the agreed upon policy wordings to the extent copies of such policies are not yet available.

(b)

The following insurance coverages shall be in form and substance reasonably satisfactory to the Required Holders and shall be in place as of the Closing Date until all of the Obligations have been paid in full:

(i)

Commercial General Liability insurance for Issuer and the Project on a “per occurrence” policy form that is substantially equivalent to Insurance Services Office’s (“ISO”) commercial general liability form CG 00 01 12 07 or later, or “AEGIS” claims-first made or equivalent claims-made policy form including coverage for premises/operations, products/completed operations and personal injury, with primary coverage limits of no less than $1,000,000 per any one occurrence and $2,000,000 in the aggregate. The Commercial General Liability policy shall also include a severability of interest clause with no exclusions or limitations for cross-liability. Deductibles and/or self-insured retentions in excess of $50,000 per occurrence shall be subject to review and approval by the Required Holders and any high deductible programs shall contain an aggregate cap on the deductible that is satisfactory to the Required Holders. To the extent exposures exist or if required by written contract, endorsement CG 2417 (or its equivalent) amending the definition of an insured contract to remove the exclusion for easement or license agreements in connection with construction or demolition operations on or within 50 feet of a railroad.

(ii)

Automobile Liability insurance for Issuer and the Project, including coverage for owned, non-owned and hired automobiles, as applicable, for both bodily injury and property damage and containing appropriate no- fault insurance provisions or other endorsements in accordance with applicable state legal requirements, with limits of no less than $1,000,000 combined single limit per accident. To the extent exposures exist or if required by written contract, automobile liability insurance shall include coverage for transportation of hazardous materials with a limit of not less than $1,000,000 per accident.

Schedule 9.2 - 1

(iii)

Worker’s Compensation insurance and employer’s liability insurance on a policy form that is substantially equivalent to ISO’s worker’s compensation and employer’s liability form WC 00 00 00 B, to the extent the Borrower has employees or is required by law to provide such insurance. Such insurance, shall include a list of applicable states (according to exposures) for coverage under the Other States section of the policy. Employer’s Liability shall be insured with limits of not less than bodily injury by accident $1,000,000 each accident, bodily injury by disease $1,000,000 policy limit, and bodily injury by disease $1,000,000 each employee. These limits may be satisfied through a combination of primary and excess policies. High deductible programs must contain an aggregate cap on the deductible that is satisfactory to the Required Holders.

(iv)

Umbrella/Excess Liability insurance written on an occurrence basis or AEGIS claims-first-made or equivalent form providing limits in excess of the primary limits applying under policies described in Sections (b)(i), (b)(ii) and (b)(iii) of this Schedule 9.2, with respect to Employer’s Liability. Such insurance coverage shall have a limit of liability of not less than $19,000,000 per occurrence and in the annual aggregate. The Umbrella and/or Excess Liability policies shall not contain endorsements which restrict coverages provided under the underlying policies required in Sections (b)(i), (b)(ii) and (b)(iii) of this Schedule 9.2, with respect to Employer’s Liability. If the policy or policies provided under this Section (b)(iv) contain(s) aggregate limits and such limits are diminished below $9,000,000 by any incident, occurrence, claim, settlement or judgment against such insurance which has caused the carrier to establish a reserve, Issuer shall take immediate steps to restore such aggregate limits or shall provide other equivalent insurance protection to cover such reduced aggregate limits.

(v)

“All-risk” Property insurance covering against physical loss or damage to the Issuer and Project assets (including (i) buried cables of the Project site and (ii) transmission lines the Issuer or Project has ownership of and/or a responsibility to insure, which may be subject to a 1,000 foot limitation or self-insured if the value of such transmission lines is under $500,000), including fire and extended coverage, collapse, flood, earth movement and comprehensive equipment breakdown coverage (including pressurized equipment, electrical malfunction and mechanical breakdown), either as part of the “all risk” property insurance or under a separate policy (if insured separately both the “all-risk” property insurance and equipment breakdown policy shall include a joint loss agreement). Such insurance coverage shall include coverage for resultant damage caused by faulty workmanship, design or materials equivalent to LEG 2/96 design clause, or better. Such insurance coverage shall be written on a replacement cost basis with no coinsurance clauses or penalties (or a waiver thereof) with policy limits equal to the full replacement cost value of the Project or a blanket policy limit (or loss limit) reasonably acceptable to the Required Holders, if accompanied by supporting independent loss studies, and providing:

Schedule 9.2 - 2

A.

Time Element coverage extensions for expediting and extra expense with sublimits of not less than $1,000,000 (unless provided under the business interruption coverage required in paragraph (b)(v)(F) below);

B.	Debris removal with a sublimit of not less than $5,000,000;

C.

Transit coverage, to the extent exposure exists, with limits equivalent to the full replacement value of property at risk. Such coverage shall cover Project property and equipment being shipped on a “warehouse to warehouse” basis, including land, air and ocean transit insuring “all risks” of loss or damage on a replacement cost basis plus freight and insurance from the time the goods are in the process of being loaded for transit until they are finally delivered to the site of the Project, including during shipment deviation, delay, forced discharge, re-shipment and transshipment. Such insurance shall (i) include coverage for war, strikes, theft, pilferage, non-delivery, charges of general average sacrifice or contribution, salvage expenses, temporary storage in route, consolidation, repackaging, refused and returned shipments, (ii) contain a replacement by air extension clause, difference in conditions for C.I.F. shipments, unintentional errors and omissions clause, import duty clause, non-vitiation clause, (iii) contain no exclusion for inadequate packing, (iv) provide coverage on a difference in limits and difference in conditions basis for shipments in which coverage for physical damage is being provided by a third party and (v) provide coverage provided by paragraph (b)(v)(F) below, if not already provided by insurance required to be obtained in paragraph (b)(v)(F) below;

D.

Earth movement and flood coverage may be written with a sublimit of not less than $5,000,000 with respect to earth movement and $10,000,000 with respect to flood but in no event less than 125% of the probable maximum loss (the “PML”) as supported by a qualified PML report specific to the Project and other assets that could reasonably be damaged by the same occurrence. Coverage for terrorism is considered optional, unless required by contract;

E.

the policy limits shall be automatically reinstated following a loss event, with the exception of damage from earth movement, flood and cleanup of hazardous material and pollution, which shall apply on an annual aggregate basis;

Schedule 9.2 - 3

F.

business interruption insurance covering against the same perils as set forth in this Section (b)(v), in an amount not less than twelve (12) months of projected revenues less non continuing expenses with an indemnity period of not less than twelve (12) months. With respect to establishing a combined policy limit (or blanket limit) for physical damage and business interruption losses, the business interruption requirements shall be in addition to the replacement cost requirements for physical damage to the Project as set forth in this Section (b)(v). The Issuer shall also maintain contingent business interruption coverage to the first non-owned substation(s) and transmission facilities or electrical distribution systems on a blanket or specified/named location basis with a limit not less than $2,000,000. Such business interruption and contingent business interruption coverage may be subject to a per occurrence waiting period not to exceed thirty (30) days; and

G.

all such policies shall not have deductibles greater than $100,000 per occurrence for physical damage, except two percent (2%) of the total insured value, subject to a minimum of $250,000 for earthquake and a thirty (30) day waiting period for business interruption coverage, unless otherwise approved by the Required Holders.

(vi)

Issuer shall obtain and maintain such other or additional insurance (as to risks covered, policy amounts, policy provisions or otherwise) as, under prudent industry practices, are from time to time insured against for geothermal facilities similar in type, nature, use and location to the Project, which the Required Holders may reasonably require in consultation with the Insurance Consultant and the Issuer.

(c)

Issuer shall use reasonable efforts to require each contractor to maintain insurance consistent with prudent industry practice. Such insurance, with the exception of Workers Compensation, supplied by each contractor shall:

	(i)	add the Issuer and the Secured Parties as additional insureds;

	(ii)	be primary and non-contributory as respects insurance provided by the Issuer and the Secured Parties;

	(iii)	waive rights of subrogation against the Issuer and the Secured Parties;

	(iv)	provide a separation of interest / cross liability clause;

	(v)	continue in force until all obligations of these parties are fulfilled with respect to the Projects; and

	(vi)	provide that contractors and sub-contractors shall be responsible for tools and equipment brought onto the Site.

Schedule 9.2 - 4

(d)

All policies covering real or personal property or business interruption shall name the Collateral Agent as sole loss payee in accordance with lender’s loss payable endorsement 438 BFU or ISO CP 1218 or such other lender loss payable form acceptable to the Required Holders in consultation with the Insurance Consultant.

(e)	All property and liability policies required herein shall:

(A)	name (or include via blanket endorsement) the Secured Parties as additional insureds (with the exception of workers’ compensation) under the policy;

(B)	waive subrogation (to the extent allowed by law) against any of the Secured Parties, the Project or Issuer; and

(C)

provide that if any premium or installment is not paid when due, or if such insurance is to be cancelled for any reason whatsoever, the insurers (or their representatives) will promptly notify Issuer, Collateral Agent and the holders, and any such cancellation shall not be effective until thirty (30) days (10 days with regard to non-payment) after receipt of such notice to the holders, and that appropriate certification shall be made to Issuer by each insurer with respect thereto. To the extent endorsement of the required policies to provide such written notice of cancellation to the holders is not commercially available, the Issuer shall be obligated to provide written notice of cancellation to the holders. Issuer shall provide prompt notice of material change in policy conditions to the Collateral Agent and the holders. For purposes of this section, material change is considered to be any modification or reduction in coverage that would cause the Issuer’s insurance policies to be out of compliance with this Schedule 9.2.

(f)	All liability policies required herein (except workers compensation and employer’s liability) shall:

(A)	include a severability of interest clause; and

(B)	be primary and non-contributory with insurance carried by or on behalf of additional insureds.

(g)

In the event that Issuer (or the Project) fails to respond in a timely and appropriate manner (as determined by the Required Holders) to take any steps necessary or requested by the Collateral Agent or the Required Holders to collect from any insurers for any loss covered by any insurance required to be maintained by this Schedule 9.2, Collateral Agent (or its designee) shall have the right to make all proofs of loss, adjust all claims with the insurance company or companies and/or receive all or any part of the proceeds of the foregoing insurance policies, either in its own name or the name of Issuer or the Project; provided that Issuer shall (and Issuer shall cause the Project to), upon Collateral Agent’s request (made at the direction of the Required Holders) and at Issuer’s (or the Project’s, as applicable) own cost and expense, make all proofs of loss and take all other steps necessary or requested by Collateral Agent or the Required Holders to collect from insurers for any loss covered by any insurance required to be obtained by this Schedule 9.2. Notwithstanding this Schedule 9.2, Collateral Agent and the holders shall have the right to participate and receive information with respect to all claims and losses.

Schedule 9.2 - 5

(h)

On or before the Closing Date and at each policy renewal (or policy cancellation and replacement) throughout the term of this Agreement, Issuer (or its authorized insurance representative) shall furnish evidence of insurance (in the form of certificates of insurance, binders, cover notes or complete copies of policies) to the Collateral Agent and the holders in accordance with industry standards including a certificate signed by a duly authorized representative of Issuer (or its authorized insurance representative), stating that the insurance then maintained by or on behalf of Issuer and the Project pursuant to this Schedule 9.2 complies in all material aspects with the terms hereof, is in good standing and in full force and effect without default and that all premiums then due have been paid and that no policies are in danger or threat of cancellation for non-payment of premiums or otherwise. Neither the Collateral Agent nor any holder shall have any obligation to verify the insurance pursuant to this Schedule 9.2 or any information or statement contained in the certificates or opinions of Issuer (or its authorized insurance representative), and failure of the Collateral Agent or a holder to verify the insurance pursuant to this Schedule 9.2 does not constitute a waiver of the required insurance or other obligations of this Schedule 9.2. In the event that at any time the insurance required by this Schedule 9.2 shall be reduced or cease to be maintained, then (without limiting the rights of the Secured Parties in respect of the Event of Default which arises as a result of such failure) Collateral Agent may on behalf of the Secured Parties, at its option, maintain the insurance required hereby and, in such event, Issuer shall reimburse Collateral Agent upon demand for the cost thereof together with interest thereon at a rate per annum equal to the late charge rate, but in no event shall the rate of interest exceed the maximum rate permitted by law.

(i)

In the event any insurance (including the limits, deductibles or terms and conditions thereof) hereby required to be obtained and maintained by this Schedule 9.2, other than insurance required by law or a Material Project Document to be obtained and maintained, shall not be commercially available on reasonable terms in the commercial insurance market, the Required Holders in consultation with the Insurance Consultant, shall not unreasonably withhold their agreement to waive such requirement to the extent the maintenance thereof is not so available and/or, to the extent applicable, may allow Issuer (or the Project, as applicable) to obtain the best available insurance comparable to the requirements of this Schedule 9.2 on commercially reasonable terms then available in the commercial insurance market; provided that (i) Issuer shall first request any such waiver in writing, which request shall be accompanied by written reports prepared by Issuer (or its authorized insurance representative) and the Insurance Consultant, satisfactory to the Required Holders, certifying that such insurance is not commercially available on reasonable terms in the commercial insurance market for geothermal facilities similar in size, type and location (and, in any case where the required amount is not so available, certifying as to the maximum amount which is so available) and explaining in detail the basis for such conclusions and the form and substance of such reports to be satisfactory to the Required Holders; (ii) at any time after the granting of any such waiver, Issuer shall furnish to the holders on each anniversary thereof, supplemental reports satisfactory to the Required Holders updating the prior reports and reaffirming such conclusion; and (iii) any such waiver shall be effective only so long as such insurance shall not be commercially available on reasonable terms in the commercial insurance market (as determined by the Required Holders in consultation with the Insurance Consultant), it being understood that the failure of Issuer to timely furnish any such supplemental report shall be conclusive evidence that such waiver is no longer effective because such condition no longer exists.

Schedule 9.2 - 6

(j)

In the event that any policy is written on a “claims-made” or “occurrence reported” basis and such policy is not renewed or the retroactive date of such policy is to be changed, Issuer shall obtain or cause to be obtained for each such policy or policies extended reporting period coverage or “tail” coverage for the longest period reasonably available in the commercial insurance market but in no event not less than a period of three (3) years for each such policy or policies and shall provide the holders with proof that such extended reporting period or “tail” coverage has been obtained and premiums due with respect to such coverage have been paid in full.

Schedule 9.2 - 7

Schedule 9.12

Required Make-Up Well Reserve Account Balance

Schedule 9.12 - 1

Base Case Minimum Required Make-Up Well Reserve Balance
	Minimum Required		Minimum Required
Date	Balance	Date	Balance
9/30/2013	$0.00	12/31/2025	$1,004,850.48
12/31/2013	$72,471.60	3/31/2026	$1,039,500.49
3/31/2014	$144,943.20	6/30/2026	$1,074,150.51
6/30/2014	$217,414.79	9/30/2026	$1,108,800.53
9/30/2014	$289,886.39	12/31/2026	$1,143,450.54
12/31/2014	$362,357.99	3/31/2027	$1,178,100.56
3/31/2015	$434,829.59	6/30/2027	$1,212,750.58
6/30/2015	$507,301.18	9/30/2027	$1,247,400.59
9/30/2015	$579,772.78	12/31/2027	$1,282,050.61
12/31/2015	$652,244.38	3/31/2028	$1,316,700.63
3/31/2016	$724,715.98	6/30/2028	$1,386,000.66
6/30/2016	$797,187.57	9/30/2028	$0.00
9/30/2016	$869,659.17	12/31/2028	$0.00
12/31/2016	$942,130.77	3/31/2029	$0.00
3/31/2017	$1,014,602.37	6/30/2029	$0.00
6/30/2017	$1,087,073.97	9/30/2029	$0.00
9/30/2017	$1,159,545.56	12/31/2029	$0.00
12/31/2017	$1,232,017.16	3/31/2030	$0.00
3/31/2018	$1,304,488.76	6/30/2030	$0.00
6/30/2018	$1,449,431.95	9/30/2030	$0.00
9/30/2018	$0.00	12/31/2030	$0.00
12/31/2018	$34,650.02	3/31/2031	$0.00
3/31/2019	$69,300.03	6/30/2031	$0.00
6/30/2019	$103,950.05	9/30/2031	$0.00
9/30/2019	$138,600.07	12/31/2031	$0.00
12/31/2019	$173,250.08	3/31/2032	$0.00
3/31/2020	$207,900.10	6/30/2032	$0.00
6/30/2020	$242,550.12	9/30/2032	$0.00
9/30/2020	$277,200.13	12/31/2032	$0.00
12/31/2020	$311,850.15	3/31/2033	$0.00
3/31/2021	$346,500.16	6/30/2033	$0.00
6/30/2021	$381,150.18	9/30/2033	$0.00
9/30/2021	$415,800.20	12/31/2033	$0.00
12/31/2021	$450,450.21	3/31/2034	$0.00
3/31/2022	$485,100.23	6/30/2034	$0.00
6/30/2022	$519,750.25	9/30/2034	$0.00
9/30/2022	$554,400.26	12/31/2034	$0.00
12/31/2022	$589,050.28	3/31/2035	$0.00
3/31/2023	$623,700.30	6/30/2035	$0.00
6/30/2023	$658,350.31	9/30/2035	$0.00
9/30/2023	$693,000.33	12/31/2035	$0.00
12/31/2023	$727,650.35	3/31/2036	$0.00
3/31/2024	$762,300.36	6/30/2036	$0.00
6/30/2024	$796,950.38	9/30/2036	$0.00
9/30/2024	$831,600.40	12/31/2036	$0.00
12/31/2024	$866,250.41	3/31/2037	$0.00
3/31/2025	$900,900.43	6/30/2037	$0.00
6/30/2025	$935,550.45	9/30/2037	$0.00
9/30/2025	$970,200.46	12/31/2037	$0.00
Reserves relate to the funding of two scheduled make-up wells, OW-10 and MW-1.
Well OW-10 is projected to cost $1,300,000 and come on-line on 9/30/2018.
The cost of well OW-10 escalated for inflation (2.2% per annum) is projected to be $1,449,432.
Well MW-1 is projected to cost $1,000,000 and come on-line on 9/30/2028.
The cost of well MW-1 escalated for inflation (2.2% per annum) is projected to be $1,386,001.

     EXHIBIT 1

[FORM OF NOTE]

USG NEVADA LLC

6.75% SENIOR SECURED NOTE DUE DECEMBER 31, 2037

No. [_____]	[____ __], 2013
$[_______]	PPN 90363* AA0

            For Value Received, the undersigned, USG Nevada LLC (herein called the “Issuer”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on December 31, 2037 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.75% per annum from the date hereof, payable quarterly, on March 31st, June 30th, September 30th and December 31st in each year, commencing with December 31, 2013, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater (i) 8.75% per annum, and (ii) 2% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York City, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York City, New York or at such other place as the Issuer shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

            This Note is one of a series of Senior Secured Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of September 26, 2013 (as from time to time amended, the “Note Purchase Agreement”), between the Issuer and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

            This Note is secured by the Security Documents.

            This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Issuer may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuer will not be affected by any notice to the contrary.

Exhibit 1 - 1

            The Issuer will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

            If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

            This Note shall be construed and enforced in accordance with, and the rights of the Issuer and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

USG NEVADA LLC

By _____________________________________________________________
Name:
Title:

Exhibit 1 - 2

Exhibit 4.10

Form of Funding Instruction Letter

USG Nevada LLC
[c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706]

Funding Instruction Letter

____________, 20133

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:

Ladies and Gentlemen:

            The undersigned, a Responsible Officer of USG Nevada LLC, a Delaware limited liability company (the “Issuer”), hereby confirms, in accordance with Section 4.10 of the Note Purchase Agreement, dated as of September 26, 2013, among the Issuer and the Purchasers (the “Note Purchase Agreement”), that you are to pay the purchase price for the Issuer’s 6.75% Senior Secured Notes due December 31, 2037 issued pursuant to the Note Purchase Agreement by wire transfer of immediately available funds for the account of the Issuer: [Insert Bank Name and Address], ABA # ___________, Account # [_________], Account Name [___________], FFC: [_________], Ref: [_________].

Very truly yours,

USG NEVADA LLC

By _________________________________________________
Name
Title

___________________________________________
3 To be delivered three Business Days prior to Closing.

Exhibit 4.10 - 1

Exhibit 7.1

Form of Monthly Operating Report

See attached.

Exhibit 7.1 - 1

US Geothermal Services, LLC

USG Nevada LLC office : PO Box 135 Gerlach, NV 89412	Home office: 2960 S 2100 E Malta, ID 83342
Tel: 775-775-2207 Fax : 775-557-2204	Tel: 208.645-2600 Fax: 208.208-645-2341

[Exhibit 7.1 – Form of Monthly Operating Report]

San Emidio – [Insert Month and Year] O&M Monthly Report
[Insert Report Preparation Date]

A.	Executive Summary

B.	Project Summary

C.	Warranty Status

D.	Safety & Regulatory Compliance

E.	Personnel & Staffing

F.	Training

A. Executive Summary

Note: All comparisons to budget refer to the: [Insert Approved Budget Date and Name].

Electrical Generation

	Units	[Current Mo.] (Actual)	[Current Month] (Plan)	20__ YTD (Actual)	20__ YTD (Plan)
Total Net Energy Generated	kWh
SE Unit 1 Available Hours	Hrs.
SE Unit 1 Availability (AF)%
SE Unit 1 Average Gross Gen.	kW
SE Unit 1 Average Net Power	kW

Production Pump Availability

Well #	AVG Flow (gpm)	Service Hours	Cumulative flow month (kgal)	Cumulative flow YTD (kgal)	AVG Flowing Temp (°F)	Service Factor (%)	Service Factor YTD (%)
75-16
75B-16
76-16

Field Data

	[Current Mo.] 20__	YTD 20__
Average Brine Temperature (°F)
Average Operating Flow into SE Unit #1 (GPM)
Average Wet bulb Temperature (°F)
Make-up Water Volume (GPM)
Blow down Water Volume (GPM)

Injection Well Data

Well #	AVG Operating Flow (gpm)	YTD Average GPM	Service Hours	YTD Service Hours	Cumulative flow month	Cumulative flow YTD
43-21
42-21
53-21
52-21

B. Project Summary

Business Overview

[The following financial table format to be consistent with the approved annual Budget]

	Budget		Actuals		Variance
Account Description	[Current Month]	YTD	[Current Month]	YTD	[Current Month]	YTD

Revenues

Royalties Expense
Payroll Expenses
Fuel Costs
Electricity Purchases
Chemicals/Water Treatment
Expenses
Lubricant Expenses
Tools/Safety
Vehicle Expenses
Maintenance Expenses
Misc Plant Expenses
Field Expenses
Insurance
Corporate Support
General & Administrative Expenses
Taxes
Management Fees
Loan Maintenance Fees
Total O&M Expenses

EBITDA

       [Insert verbiage explaining material variances]

Major Equipment Status:

       [Insert verbiage discussing material outages, equipment, instrumentation, refrigerant, or other issues]

  Production and Injection:

       [Insert verbiage regarding current month production activity, flow activity, and temperature activity]

  Zero Demand Diesel:

       [Insert verbiage regarding current month ZDD activities]

C. Warranty Status

       [Insert verbiage regarding current month Warranty activities]

D. Safety & Regulatory Compliance

       [Insert verbiage regarding current month Safety & Regulatory Compliance activities]

E. Personnel & Staffing:

       [Insert verbiage regarding current month Personnel & Staffing activities]

F. Training:

       [Insert verbiage regarding current month Training activities]

Exhibit S-1

Form of Depositary Agreement

Exhibit S-1 - 1

Execution Version

DEPOSITARY AND SECURITY AGREEMENT

            This DEPOSITARY AND SECURITY AGREEMENT (this “Agreement”), dated as of September 26, 2013, is by and among (i) USG NEVADA LLC, a Delaware limited liability company (the “Issuer”), (ii) DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties (as defined in the Note Agreement referred to below), and (iii) DEUTSCHE BANK TRUST COMPANY AMERICAS, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”).

RECITALS:

            A.        The Issuer has entered into a Note Purchase Agreement, dated as of the date hereof (as amended, restated, modified and supplemented from time to time, the “Note Agreement”), with the note purchasers named therein (the “Purchasers”), providing for the issuance and sale by the Issuer to the Purchasers of the Issuer’s senior secured notes thereunder (as amended, restated, modified and supplemented from time to time, collectively, the “Notes”).

            B.        The Purchasers have appointed Deutsche Bank Trust Company Americas to act as Collateral Agent on behalf of the Secured Parties in respect of the transactions contemplated by the Note Agreement and the other Financing Documents, pursuant to the terms of the Collateral Agency Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Collateral Agency Agreement”), by and among the Collateral Agent, the Depositary and the holders of the Notes.

            C.        It is a condition precedent to the obligations of the Purchasers under the Note Agreement that the parties hereto enter into this Agreement.

            The parties therefore agree as follows:

ARTICLE 1

DEFINITIONS

            1.1        General. Capitalized terms not otherwise defined in this Agreement shall have the meanings attributed to them in the Note Agreement, or, if not defined herein or therein, the meanings given to those terms in the Uniform Commercial Code as in effect from time to time in the State of New York. The rules of interpretation set forth in Schedule B of the Note Agreement shall apply to this Agreement.

            1.2        Certain Defined Terms. The following terms shall have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                         “Acceptable Letter of Credit” means an unconditional, irrevocable, direct-pay letter of credit, with such terms as are satisfactory to the Required Holders in their sole discretion, for the account of a Person that is not Holdings or the Issuer, by a commercial bank or trust company organized under the laws of the United States or a political subdivision thereof whose long-term debt is rated at least “A-” by S&P and “A3” by Moody’s, unless such Person is not rated by S&P and Moody’s, in which case it shall be rated not less than “A-” by S&P or “A3” by Moody’s, naming the Depositary, on behalf of the Secured Parties, as the beneficiary. In addition to and without limiting the foregoing, (i) an Acceptable Letter of Credit shall have an initial expiration date at least one year after the date of delivery of the Acceptable Letter of Credit to the Depositary, and shall not be secured by any of the Collateral, (ii) the documents related thereto shall not require any reimbursement by the Issuer of any draw thereunder or payment by the Issuer of any fee or expense related thereto, (iii) an Acceptable Letter of Credit shall entitle the beneficiary to present draws for payment in New York, New York, and (iv) an Acceptable Letter of Credit shall entitle the beneficiary to draw the stated amount thereof (A) upon the occurrence of an Event of Default and (B) within the 30-day period prior to its expiration date.

                          “Account Collateral” is defined in Section 2.2.

                          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

                          “Collateral” is defined in Section 2.2.

                          “Collateral Agency Agreement” is defined in Recital B.

                          “Debt Service” means, for any period, all payments of principal, interest, fees, expenses or other charges, including Make-Whole Amounts, due and payable by the Issuer in respect of all Obligations pursuant to the terms of the Financing Documents in such period.

                          “Debt Service Reserve Account” is defined in Section 2.1(b)(ii) .

                          “Debt Service Reserve Letter of Credit” is defined in Section 3.2(b) .

                          “Disbursement Requisition” means a requisition in the form attached hereto as Exhibit A.

                          “Maintenance Reserve Account” is defined in Section 2.1(b)(iii) .

                          “Maintenance Reserve Letter of Credit” is defined in Section 3.3(b) .

                          “Maintenance Reserve Requisition” means a requisition in the form attached hereto as Exhibit B.

                          “Make-up Well Requisition” means a requisition in the form attached hereto as Exhibit C.

                          “Make-up Well Reserve Account” is defined in Section 2.1(b)(iv) .

                          “Minimum Debt Service Reserve Requirement” means $1,594,437.

                          “Minimum Maintenance Reserve Requirement” means, on any date, an amount equal to the projected capital expenditures for the 36-month period following such date as set forth in the current Operating Budget for such period; provided that at Closing the amount shall equal $640,797.

                          “Monthly Date” means the last Business Day of each month.

                          “Note Agreement” is defined in Recital A.

                          “Notes” is defined in Recital A.

                          “Officer’s Certificate” means a certificate of the chief financial officer, treasurer, chief executive officer or president of the Issuer.

                          “Payment Date” means the last day of March, June, September and December in each year, commencing with December 31, 2013, through the Maturity Date, and the Maturity Date.

                          “Payment Requisitions” means, collectively, the Disbursement Requisitions, Maintenance Reserve Requisitions, the Make-up Well Requisitions, Proceeds Requisitions and Upgrade Reserve Requisitions.

                          “Permitted Investment” means any (a) marketable direct obligation of the United States of America, (b) marketable obligation directly and fully guaranteed as to interest and principal by the United States of America, (c) demand deposit with the Depositary, or time deposit, certificate of deposit and banker's acceptance issued by any member bank of the Federal Reserve System which is organized under the laws of the United States of America or any state thereof or any United States branch of a foreign bank, in each case whose equity capital is in excess of $500,000,000 and whose long-term debt securities are rated “A” or better by S&P and “A2” or better by Moody's, (d) commercial paper or tax exempt obligations given the highest rating by Moody's and S&P, (e) obligations of a commercial bank described in clause (c) above, in respect of the repurchase of obligations of the type as described in clauses (a) and (b) hereof, provided that such repurchase obligation shall be fully secured by obligations of the type described in said clauses (a) and (b) and the possession of such obligation shall be transferred to, and segregated from other obligations owned by, any such bank, (f) money market instruments rated “AAA” by S&P and “Aaa” by Moody's, and (g) marketable security rated not less than “A-1” by S&P or not less than “Prime-1” by Moody's. In no event shall Permitted Investments include any obligation, certificate of deposit, acceptance, commercial paper or instrument which by its terms matures (A) more than 180 days after the date of investment, unless a bank meeting the requirements of clause (c) above shall have agreed to repurchase such obligation, certificate of deposit, acceptance, commercial paper or instrument at its purchase price plus earned interest within no more than 90 days after its purchase thereunder or (B) after the next Payment Date.

                          “Pledged Accounts” is defined in Section 2.2.

                          “Proceeds Account” is defined in Section 2.1(b)(v) .

                           “Proceeds Requisition” means a requisition in the form attached hereto as Exhibit D.

                          “Purchasers” is defined in Recital A.

                          “Revenue Account” is defined in Section 2.1(b)(i) .

                          “Upgrade Reserve Account” is defined in Section 2.1(b)(vi) .

                          “Upgrade Reserve Requisition” means a requisition in the form attached hereto as Exhibit E.

ARTICLE 2

ESTABLISHMENT OF THE ACCOUNTS; GRANT OF SECURITY INTEREST

            2.1        Creation of the Pledged Accounts.

                          (a)        The Issuer hereby appoints Deutsche Bank Trust Company Americas to act as the Depositary under this Agreement. Deutsche Bank Trust Company Americas hereby agrees to act as Depositary under this Agreement on the express terms set forth herein and to receive, accept and hold on deposit all amounts to be delivered to or held by the Depositary pursuant to the express terms of this Agreement, and to deposit promptly all such amounts into the Pledged Accounts specified herein. The Depositary will hold and safeguard the Pledged Accounts during the term of this Agreement in the name of the Issuer, in accordance with the terms of this Agreement.

                          (b)        The Depositary hereby establishes at its office in New York, New York the following non-interest bearing trust accounts which shall be maintained at all times until the termination of this Agreement:

                                        (i)          a special account entitled “USG Nevada Revenue A/C” (the “Revenue Account”);

                                        (ii)         a special account entitled “USG Nevada Debt Service Reserve A/C” (the “Debt Service Reserve Account”);

                                        (iii)        a special account entitled “USG Nevada Maintenance Reserve A/C” (the “Maintenance Reserve Account”);

                                        (iv)        a special account entitled “USG Nevada Make-up Well Reserve A/C” (the “Make-up Well Reserve Account”); and

                                        (v)         a special account entitled “USG Nevada Proceeds A/C” (the “Proceeds Account”); and

                                         (vi)       a special account entitled “USG Nevada Upgrade Reserve A/C” (the “Upgrade Reserve Account”).

                          (c)        The account number for each of the Pledged Accounts and the Depositary’s wiring instructions are set forth on Schedule 1 hereto. No payments will be made out of the Pledged Accounts except for the purposes and on the terms provided in this Agreement.

            2.2        Grant of Security Interest. As security for the prompt and complete payment of the principal of, interest (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and Make-Whole Amount, if any, on the Notes issued and delivered and outstanding under the Note Agreement, the payment of all other sums owing to the Secured Parties under the Note Agreement, the Notes and the other Financing Documents when due (whether at stated maturity, by acceleration, because of mandatory prepayment, or otherwise, and including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), and the performance of the covenants contained in the Note Agreement and the other Financing Documents, the Issuer hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing Lien on and security interest in: (a) the Revenue Account, the Debt Service Reserve Account, the Maintenance Reserve Account, the Make-up Well Reserve Account, the Proceeds Account and the Upgrade Reserve Account (the Revenue Account, the Debt Service Reserve Account, the Maintenance Reserve Account, the Make-up Well Reserve Account, the Proceeds Account and the Upgrade Reserve Account, each, a “Pledged Account” and, collectively, the “Pledged Accounts”), any cash balances, securities and other investment property and other property from time to time credited to any of the Pledged Accounts and any and all proceeds thereof, whether now or hereafter existing or arising (collectively, the “Account Collateral”); and (b) to the extent not already granted pursuant to clause (a) above, (i) all Accounts of the Issuer, including any and all accounts receivable and other Project Revenues, including all amounts received by the Issuer pursuant to the Material Project Documents, and all interest, profits or other income derived from the investment of such amounts; (ii) all money and securities from time to time held by the Collateral Agent or the Depositary under the terms of this Agreement and any and all other real or personal property, whether now or in the future, by delivery or by writing of any kind conveyed, pledged, assigned or transferred to the Collateral Agent or the Depositary, as and for additional security hereunder by Issuer, (iii) all funds and accounts established under this Agreement and the investments thereof, if any, and money, securities and obligations therein (subject to disbursements from any such fund or account upon the conditions set forth in this Agreement), including any investment property, deposit accounts, letter-of-credit rights securing, or commercial tort claims relating to the foregoing; and (iv) to the extent not listed above as original collateral, the proceeds (including, without limitation, insurance proceeds) and products of any or all of the foregoing, and all accessions to, substitutions for or replacements of and rents and profits from any or all of the foregoing and all of the Issuer’s rights, remedies, security, Liens and supporting obligations, in, to and in respect of the foregoing (collectively, those items listed in clauses (a) and (b) above are referred to herein as the “Collateral”).

            2.3        Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral, which will remain in full force and effect until the indefeasible payment in full in cash of the Obligations (excluding contingent obligations and reimbursement obligations that by their terms expressly survive the repayment in full of the Notes and for which no claim has been asserted). If, at any time for any reason (including the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Issuer, any Issuer Party or any other Person or the appointment of any intervenor or conservator of, or agent or similar official for any of the Issuer, any Issuer Party or any other Person or any of their respective properties), any payment received by the Collateral Agent, the Depositary or any holder of a Note in respect of the Obligations is rescinded or must otherwise be restored or returned by such Person, this Agreement will continue to be effective or will be reinstated, if necessary, as if such payment had not been made.

            2.4        Securities Accounts.

                          (a)        The parties agree that each Pledged Account is and will at all times be maintained as a Securities Account.

                          (b)        The Depositary agrees to act as a Securities Intermediary with respect to the Pledged Accounts. The Issuer acknowledges that the Depositary shall act as a Securities Intermediary with respect to the Pledged Accounts.

                          (c)        Upon the delivery or transfer of any cash or other Account Collateral to the Depositary, the Depositary will indicate by book entry that such Account Collateral has been credited to the appropriate Pledged Account or accept such Account Collateral for credit to the appropriate Pledged Account, as applicable. The Depositary agrees that all Account Collateral delivered or transferred to the Depositary pursuant to this Agreement will be promptly credited to the applicable Pledged Account. If the Depositary receives cash or other Account Collateral without directions as to which Pledged Account the Account Collateral is to be credited, the Depositary shall credit such Account Collateral to the Revenue Account and request written directions from the Issuer. Upon receipt of written directions the Depositary shall transfer such Account Collateral and credit it to the appropriate Pledged Account set forth in such directions. All Account Collateral credited to the Pledged Accounts shall be treated as Financial Assets.

                          (d)        The Depositary agrees that all Financial Assets credited to or carried in any Pledged Account will be registered in the name of, payable to or to the order of, or endorsed to, the Depositary, for the benefit of the Collateral Agent, or in blank.

                          (e)        To the extent that any Pledged Account is not considered a Securities Account, such Pledged Account shall be deemed to be a Deposit Account, which the Issuer shall maintain with the Depositary acting not as a Securities Intermediary but as a Bank.

                          (f)        All parties hereto agree that, for purposes of the UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Pledged Accounts, the jurisdiction of the Depositary (in its capacity as the Securities Intermediary or as the Bank) is the State of New York and the laws of the State of New York govern the establishment and operation of the Pledged Accounts.

            2.5        Exclusive Instructions. Notwithstanding any provision of this Agreement, the Collateral Agent (acting at the direction of the Required Holders) shall be entitled at any time to give the Depositary instructions as to the withdrawal or disposition of funds or other Account Collateral from time to time credited to or carried in any Pledged Account, or as to any other matters relating to any Pledged Account or any Account Collateral, without the further consent of the Issuer or any other Person. The Depositary hereby agrees to comply with any such instructions received from the Collateral Agent (acting at the direction of the Required Holders) without any further consent from the Issuer or any other Person and, upon the occurrence and during the continuance of a Default or an Event of Default, shall cease honoring instructions received from the Issuer or any other Person. Such instructions may include the giving of stop payment orders for any payments requested pursuant to a Payment Requisition. The Depositary shall be fully entitled to rely conclusively on such instructions from the Collateral Agent (acting at the direction of the Required Holders), even if the instructions are contrary to any instructions or Payment Requisitions that the Issuer may give.

            2.6        No Other Agreements. The Depositary represents and warrants to the Collateral Agent that the Depositary has not entered, and the Depositary covenants with the Collateral Agent that it will not enter, into any agreement with any other Person by which the Depositary is obligated to comply with instructions from such other Person as to the disposition of funds from any Pledged Account or other dealings with any Account Collateral.

ARTICLE 3

DEPOSITS INTO ACCOUNTS

            3.1        Revenue Account. The Issuer agrees that, and confirms that it has instructed each of the parties to the Material Project Documents that, all payments made to the Issuer under each Material Project Document, including any liquidated damages payments and warranty payments, are to be made directly to the Depositary for deposit into the Revenue Account. The Issuer will instruct each other party to a Material Project Document to which it becomes a party after the date hereof to make all payments directly to the Depositary for deposit into the Revenue Account. In the event that, notwithstanding the foregoing, any amount is remitted directly to the Issuer, the Issuer will promptly deliver such amounts to the Depositary for deposit into the Revenue Account, and, until delivery, the Issuer shall hold such amounts in trust for the Depositary. The Issuer agrees further that all other amounts received by it from any source (other than any Loss Proceeds, which shall be deposited in the Proceeds Account) shall be deposited promptly into the Revenue Account. Until so deposited, the Issuer shall hold such amounts in trust for the Depositary.

            3.2        Debt Service Reserve Account.

                          (a)        On the Closing Date, the Issuer will deposit cash in the amount of the Minimum Debt Service Reserve Requirement into the Debt Service Reserve Account. Thereafter, on each Payment Date, the Depositary will withdraw from the Revenue Account, subject to and in accordance with the priorities set forth in Section 4.1, for deposit into the Debt Service Reserve Account funds necessary to cause the balance in the Debt Service Reserve Account (after accounting for the amount of cash then on deposit in the Debt Service Reserve Account and any amount then available to be paid or drawn under any Debt Service Reserve Letter of Credit) to equal the Minimum Debt Service Reserve Requirement, all as set forth in a Disbursement Requisition.

                          (b)        If no Default or Event of Default has occurred and is continuing, in lieu of depositing cash into (or in replacement of cash theretofore deposited into) the Debt Service Reserve Account (including in lieu of making the deposit of cash described in Section 3.2(a) ), the Issuer may cause to be delivered to the Depositary, and the Depositary shall accept, a single Acceptable Letter of Credit issued in an initial stated amount equal to (x) the Minimum Debt Service Reserve Requirement or (y) such lesser amount such that the aggregate amount of cash then on deposit in the Debt Service Reserve Account (after giving effect to the release of any cash in accordance with the next succeeding sentence), plus any amount then available to be paid or drawn under such Debt Service Reserve Letter of Credit, equals or exceeds the Minimum Debt Service Reserve Requirement (the “Debt Service Reserve Letter of Credit”). On the date the Debt Service Reserve Letter of Credit is delivered to the Depositary in accordance with this Section 3.2(b) , the Depositary shall withdraw cash then on deposit in the Debt Service Reserve Account in an amount equal to the face amount of such Debt Service Reserve Letter of Credit and transfer such cash directly to such account(s) or to such payee(s) as designated by the Issuer in its sole discretion. To the extent at any time thereafter the sum of (i) the amount then available to be drawn under a Debt Service Reserve Letter of Credit plus (ii) cash then on deposit in the Debt Service Reserve Account exceeds the Minimum Debt Service Reserve Requirement, as set forth in an Officer’s Certificate of the Issuer received by the Depositary, and provided that no Default or Event of Default has occurred and is continuing, the Depositary shall promptly transfer cash held in the Debt Service Reserve Account in the amount of such excess to such account(s) or to such payee(s) as specified in such Officer’s Certificate. As a condition to the delivery to the Depositary of the Debt Service Reserve Letter of Credit, the Issuer shall deliver to the Depositary an Officer’s Certificate stating that such letter of credit constitutes an Acceptable Letter of Credit in the amount required hereby, and that all conditions precedent provided for in this Section 3.2(b) to the delivery of such letter of credit have been satisfied. The Depositary shall have no duty whatsoever to confirm whether such letter of credit meets the requirements of an Acceptable Letter of Credit and may conclusively rely on the certification of the Issuer.

            3.3        Maintenance Reserve Account.

                          (a)        On the Closing Date, the Issuer will deposit $640,797 into the Maintenance Reserve Account. Thereafter, on each Payment Date, the Depositary shall withdraw from the Revenue Account, subject to and in accordance with the priorities set forth in Section 4.1, for deposit in the Maintenance Reserve Account, funds necessary to cause the balance in the Maintenance Reserve Account (after accounting for the amount of cash then on deposit in the Maintenance Reserve Account and any amount then available to be paid or drawn under any Maintenance Reserve Letter of Credit) to equal the Minimum Maintenance Reserve Requirement as of such Payment Date, all as set forth in a Disbursement Requisition.

                          (b)        If no Default or Event of Default has occurred and is continuing, in lieu of depositing cash into (or in replacement of cash theretofore deposited into) the Maintenance Reserve Account in accordance with Section 3.3(a) , the Issuer may cause to be delivered to the Depositary, and the Depositary shall accept an Acceptable Letter of Credit in a stated amount equal to (x) the Minimum Maintenance Reserve Requirement on the date of such Acceptable Letter of Credit or (y) such lesser amount such that the aggregate amount of cash then on deposit in the Maintenance Reserve Account (after giving effect to the release of any cash in accordance with the next succeeding sentence), plus any amount then available to be paid or drawn under such Maintenance Reserve Letter of Credit, equals or exceeds the Minimum Maintenance Reserve Requirement (the “Maintenance Reserve Letter of Credit”). On the date the Maintenance Reserve Letter of Credit is delivered to the Depositary in accordance with this Section 3.3(b) , the Depositary shall withdraw cash then on deposit in the Maintenance Reserve Account in an amount equal to the face amount of such Maintenance Reserve Letter of Credit and transfer such cash directly to such account(s) or payee(s) as the Issuer designates, in its sole discretion. To the extent at any time thereafter the sum of (i) the amount then available to be drawn under a Maintenance Reserve Letter of Credit, plus (ii) any cash then on deposit in the Maintenance Reserve Account exceeds the Minimum Maintenance Reserve Requirement, as set forth in an Officer’s Certificate of the Issuer received by the Depositary, and provided that no Default or Event of Default has occurred and is continuing, the Depositary shall promptly transfer cash in the amount of such excess directly to such account(s) or to such payee(s) as are specified in such Officer’s Certificate. As a condition to the delivery to the Depositary of the Maintenance Reserve Letter of Credit, the Issuer shall deliver to the Depositary an Officer’s Certificate stating that such letter of credit constitutes an Acceptable Letter of Credit in the amount required hereby, and that all conditions precedent provided for in this Section 3.3(b) to the delivery of such letter of credit have been satisfied. The Depositary shall have no duty whatsoever to confirm whether such letter of credit meets the requirements of an Acceptable Letter of Credit and may conclusively rely on the certification of the Issuer.

            3.4        Make-up Well Reserve Account.

            On each Payment Date, the Depositary will withdraw from the Revenue Account, in accordance with the priorities set forth in Section 4.1, for deposit in the Make-up Well Reserve Account, the amount equal to the Required Make-up Well Reserve Account Balance minus the then-current balance in the Make-up Well Reserve Account, all as set forth in a Disbursement Requisition.

            3.5        Proceeds Account.

            The Issuer shall deposit, or cause to be deposited, into the Proceeds Account, any Loss Proceeds (which, for the avoidance of doubt, excludes proceeds of business interruption insurance (which shall be deposited into the Revenue Account)) received by the Issuer with respect to a Loss, including a Major Loss.

            3.6        Upgrade Reserve Account.

            On the Closing Date, the Issuer will deposit $253,617.00 into the Upgrade Reserve Account.

ARTICLE 4

WITHDRAWALS FROM ACCOUNTS

            4.1        Withdrawals from the Revenue Account.

                          The Depositary will make withdrawals from the Revenue Account in the following priority in accordance with a Disbursement Requisition of the Issuer if no Default or Event of Default has occurred and is continuing or would exist upon giving effect to the application (which shall be certified by the Issuer in each such Disbursement Requisition), described below:

                          (a)        FIRST: on each Monthly Date, the Depositary will withdraw and transfer to accounts and payees specified in a Disbursement Requisition all fees, expenses and indemnities of the Collateral Agent, the Depositary and the holders of the Notes then due and payable or projected to be payable before the next Monthly Date, as set forth in the Disbursement Requisition;

                          (b)        SECOND: on each Monthly Date, the Depositary shall withdraw and transfer to the account or accounts indicated in the Disbursement Requisition the amounts then payable or projected to be payable before the next Monthly Date for O&M Costs (other than, so long as the Operator is an Affiliate of the Issuer, amounts payable pursuant to Section 6.1 or 6.2 of the O&M Agreement), as set forth in the Disbursement Requisition;

                          (c)        THIRD: on each Payment Date, the Depositary will withdraw and transfer to the holders of the Notes principal, interest, fees and Make-Whole Amounts, if any, then due and payable (other than mandatory prepayments of the Notes pursuant to section 8.1(b)(iii) of the Note Agreement), as set forth in the Disbursement Requisition;

                          (d)        FOURTH: on each Payment Date, the Depositary will withdraw and transfer to the Operator (if not paid pursuant to clause SECOND of this Section 4.1) amounts then due and payable pursuant to Sections 6.1 and 6.2 of the O&M Agreement, as set forth in the Disbursement Requisition;

                          (e)        FIFTH: on each Payment Date, the Depositary will withdraw and transfer to the Debt Service Reserve Account the amount required to be deposited therein in accordance with Section 3.2, as set forth in the Disbursement Requisition;

                          (f)        SIXTH: on each Payment Date, the Depositary will withdraw and transfer to the Maintenance Reserve Account the amount required to be deposited therein in accordance with Section 3.3, as set forth in the Disbursement Requisition;

                          (g)        SEVENTH: on each Payment Date during a Well Reserve Period (First Well) or Well Reserve Period (Subsequent Well), the Depositary will withdraw and transfer to the Make-up Well Reserve Account the amount required to be deposited therein in accordance with Section 3.4, as set forth in the Disbursement Requisition;

                          (h)        EIGHTH: on each Payment Date on which a mandatory prepayment of the Notes is required to be made pursuant to Section 8.1(b)(iii) of the Note Agreement, the Depositary will withdraw and transfer to the holders of the Notes principal, interest and Make-Whole Amount, if any, then due and payable, as set forth in the Disbursement Requisition; and

                          (i)        NINTH: on a date specified in a Disbursement Requisition that is at least 15 days but no more than 30 days following delivery of the DSCR Notice relating to the most recent Payment Date, unless the Depositary has been notified that any Restricted Payment Condition has not been met on such date, the Depositary shall withdraw any remaining funds in the Revenue Account and transfer such funds directly to the account(s) or payee(s) designated by the Issuer in its sole discretion, as set forth in the Disbursement Requisition.

            4.2        Withdrawals from the Debt Service Reserve Account. On each Payment Date and on each other date on which Debt Service is due and owing on the Notes, the Depositary will, after application to the payment of Debt Service of all funds available therefor in the Revenue Account, at the written request of the Collateral Agent (in accordance with the directions of the Required Holders), withdraw from the Debt Service Reserve Account and/or draw on the Debt Service Reserve Letter of Credit and/or withdraw from the Proceeds Account and transfer to the holders of the Notes amounts necessary to pay Debt Service then due and owing to such holders (as set forth in such written request). If no Event of Default exists, any draw on the Debt Service Reserve Letter of Credit shall be made only to the extent the amount of any cash then available in the Debt Service Reserve Account is insufficient to satisfy the amount of Debt Service then due and owing on the Notes (after application of all funds available therefor in the Revenue Account).

            4.3        Withdrawals from the Maintenance Reserve Account.

                          (a)        The Issuer is authorized to submit Maintenance Reserve Requisitions to request transfers of funds to pay costs of repair and replacement of major items of equipment for the Project. Within three Business Days after the Depositary receives a Maintenance Reserve Requisition, the Depositary will withdraw from the Maintenance Reserve Account and/or draw on the Maintenance Reserve Letter of Credit and transfer to the accounts or payees specified in the Maintenance Reserve Requisition the amounts specified therein, provided no such transfer shall be made if the Depositary has received written notice that a Default or Event of Default has occurred and is continuing.

                          (b)        Withdrawals from the Maintenance Reserve Account, other than those made in accordance with Sections 4.3(a), shall be made by the Depositary only in accordance with the written directions of the Collateral Agent (given at the direction of the Required Holders).

            4.4        Withdrawals from Make-up Well Reserve Account.

                          (a)        The Issuer is authorized to submit Make-up Well Requisitions to request transfers of funds to pay costs of drilling geothermal wells on the Site. Within three Business Days after the Depositary receives a Make-up Well Requisition, the Depositary will withdraw from the Make-up Well Reserve Account and transfer to the accounts or payees specified in the Make-up Well Requisition the amounts specified therein, provided no transfer shall be made if the Depositary has received written notice that a Default or Event of Default has occurred and is continuing.

                          (b)        Withdrawals from the Make-up Well Reserve Account, other than those made in accordance with Section 4.4(a) , shall be made by the Depositary only in accordance with the written directions of the Collateral Agent (given at the direction of the Required Holders).

            4.5        Withdrawals from the Proceeds Account.

                          (a)        If the Depositary receives written notice from the Issuer or the Collateral Agent (given at the direction of the Required Holders) that a Major Loss has occurred, all Insurance Proceeds deposited in the Proceeds Account shall be withdrawn by the Depositary and transferred to the holders of the Notes to pay the Obligations in accordance with Section 8.1(b)(ii) of the Note Agreement in accordance with written instructions delivered by the Collateral Agent (acting at the direction of the Required Holders).

                          (b)        The Issuer is authorized to submit Proceeds Requisitions to request transfers of Loss Proceeds from the Proceeds Account to restore or repair the Project for the related Loss or series of Losses to which such Loss Proceeds relate, as specified in each Proceeds Requisition; provided that the Issuer shall not be authorized to submit any Proceeds Requisitions with respect to (i) Loss Proceeds received in connection with a Loss or series of related Losses in an aggregate amount exceeding $250,000, unless the Issuer has satisfied each of the requirements set forth in Section 9.2(b)(ii) of the Note Agreement, or (ii) any Major Loss. Within three Business Days after the Depositary receives a Proceeds Requisition, the Depositary will withdraw from the Proceeds Account and transfer to the accounts or payees specified in the Proceeds Requisition the amounts specified therein, provided that no such transfer shall be made if the Depositary has received written notice that a Default or Event of Default has occurred and is continuing.

                          (c)        After receipt of a notice and instruction from the Issuer or the Collateral Agent (given at the direction of the Required Holders) that the Issuer has completed restoring or repairing the Project resulting from a Loss or series of related Losses and has paid all amounts owing in respect thereof to third parties, the Depositary shall withdraw from the Proceeds Account and transfer to the Revenue Account a sum equal to all funds remaining on deposit in the Proceeds Account relating to such Loss or series of related Losses.

                          (d)        Withdrawals from the Proceeds Account, other than those made in accordance with Section 4.5(a), 4.5(b) or 4.5(c) , shall be made by the Depositary only in accordance with the written directions of the Collateral Agent (given at the direction of the Required Holders).

            4.6        Withdrawals from the Upgrade Reserve Account.

                          (a)        The Issuer is authorized to submit Upgrade Reserve Requisitions to request transfers of funds to pay costs of installation of a shunt reactor in the Project’s transmission line. Within three Business Days after the Depositary receives a Upgrade Reserve Requisition, the Depositary will withdraw from the Upgrade Reserve Account and transfer to the accounts or payees specified in the Upgrade Reserve Requisition the amounts specified therein, provided no such transfer shall be made if the Depositary has received written notice that a Default or Event of Default has occurred and is continuing.

                          (b)        The Issuer shall send written notice to the Depositary when installation of the shunt reactor has been completed and all costs relating thereto have been paid. Within three Business Days after the Depositary receives such notice, the Depositary will withdraw from the Upgrade Reserve Account all funds remaining therein (if any), transfer such funds to the Revenue Account and close the Upgrade Reserve Account.

                          (c)        Withdrawals from the Upgrade Reserve Account, other than those made in accordance with Sections 4.6(a) or (b), shall be made by the Depositary only in accordance with the written directions of the Collateral Agent (given at the direction of the Required Holders).

            4.7        No Other Withdrawals. Except as specifically set forth in this Article 4, no withdrawals or transfers in respect of any of the Pledged Accounts shall be made, except upon the written direction of the Collateral Agent (given at the direction of the Required Holders).

            4.8        Review of Supporting Documents and Certifications. The Depositary shall not be required to review or confirm any documents, invoices, certifications or calculations accompanying or contained in any Payment Requisition or other withdrawal request other than the schedules provided for in this Agreement, the Depositary’s sole responsibilities with respect to such documents, invoices or certifications being to ascertain that any document, invoice, certification or calculation referenced in a Payment Requisition or a schedule thereto or such other withdrawal request that has been provided with the Payment Requisition or such other withdrawal request and to deliver copies thereof to the holders upon receipt.

            4.9        Reliance on Payment Requisitions. The Depositary may conclusively rely on the accuracy of the information in each Payment Requisition delivered by the Issuer hereunder and will act in accordance therewith, unless prior to the date funds are withdrawn from any Pledged Account the Collateral Agent or any holder delivers a written notice to the Depositary (with a copy to the Issuer) that the amount requested to be withdrawn from any Pledged Account is incorrect or that the Issuer has failed to include any amount required to be withdrawn. The Depositary will conclusively rely on, and act in accordance with, any such notice by the Collateral Agent or any holder. If the Issuer fails to timely deliver any required Payment Requisition, the Collateral Agent (at the direction of the Required Holders) may direct the Depositary, in writing, to make withdrawals or apply funds in the manner contemplated by this Article 4.

            4.10      Delivery of Payment Requisitions. Any Payment Requisition, direction or notice and related certificate given by the Issuer to the Depositary under this Agreement must (i) be delivered to the Depositary and the Collateral Agent (with a copy to the holders of the Notes) at least three Business Days prior to the first date specified therein for a withdrawal and transfer of funds and (ii) be in writing and state with specificity the dollar amount, source and disposition of funds (including wire transfer instructions) requested to be withdrawn from any Pledged Account. Payment Requisitions shall be delivered to the Depositary in accordance with the notice provisions in Section 8.10(a) .

            4.11      Pro Rata Application. If funds remaining in the Revenue Account at any level in Section 4.1 are insufficient to pay all amounts set forth in a Disbursement Requisition at such level, funds shall be applied on a pro rata basis among payees and accounts specified in a Disbursement Requisition at such level or, solely with respect to clauses SECOND, FOURTH and NINTH of Section 4.1 and so long as there is no Default or Event of Default, as otherwise directed by the Issuer in writing.

ARTICLE 5

PERMITTED INVESTMENTS; NOTICES OF DEFAULT; ETC.

            5.1        Permitted Investments.

                          (a)        The Depositary will invest cash held in the Pledged Accounts in Permitted Investments upon receipt of the notices specified in this Section 5.1 at the written direction of the Issuer. The Issuer shall notify the Depositary in writing from time to time of the specific Permitted Investments in which it desires cash in the Pledged Accounts to be invested. Any such notice shall certify that the requested investment constitutes a Permitted Investment. The Collateral Agent authorizes the Issuer to submit such notices (which may be standing instructions of the Issuer) and directs the Depositary to invest cash in the Pledged Accounts in accordance with such notices.

                          (b)        The Depositary is authorized and directed to sell or liquidate all or any of the Permitted Investments when the proceeds thereof are required for transfer of funds pursuant to the terms of this Agreement. All earnings and losses on any investments shall be credited or debited, as applicable, to the Pledged Account from which such investment was made. Any income tax payable on account of income or gain on Permitted Investments will be for the account of the Issuer.

                          (c)        The Depositary shall have no obligation to invest or reinvest the funds if deposited with the Depositary after 11:00 a.m. (New York City time) on such day of deposit. The Depositary shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the funds. If a selection is not made and a written direction not given to the Depositary, the funds shall be invested in the JPMorgan Prime Money Market Fund - Institutional Share Class, Fund #829. It is agreed and understood that the entity serving as Depositary or its Affiliates may earn fees associated with the investments outlined above in accordance with the terms of such investments. In no event shall the Depositary be deemed an investment manager or adviser in respect of any selection of investments hereunder. It is understood and agreed that the Depositary or its affiliates are permitted to receive additional compensation that could be deemed to be in the Depositary’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (ii) using affiliates to effect transactions in certain investments and (iii) effecting transactions in investments.

            5.2        Notice of Default. The Depositary shall rely conclusively on any written notice it receives from the Collateral Agent, the Issuer or any holder of a Note stating that a Default or an Event of Default exists. The Depositary will not be deemed to have notice or knowledge of a Default or an Event of Default unless and until it receives written notice from the Collateral Agent, the Issuer, or a holder of a Note. If the Depositary has received written notice that a Default or Event of Default exists, the Depositary shall be deemed to have received written notice from the Collateral Agent (given at the direction of the Required Holders) that the Restricted Payment Conditions are not met. The Depositary will conclusively rely on a notice from the Collateral Agent or a holder of a Note, notwithstanding any notice, direction, Payment Requisition or certificate to the contrary received from the Issuer.

            5.3        Event of Default. Notwithstanding anything in this Agreement to the contrary, if the Depositary has received notice from the Issuer, the Collateral Agent or any holder of a Note that a Default or Event of Default exists and until the Depositary receives notice from (x) with respect to a Default or Event of Default with respect to any payments owed to a holder, such holder, or (y) with respect to any other Default or Event of Default, the Collateral Agent (acting at the direction of the Required Holders), that such Default or Event of Default has ceased to exist, (a) the Depositary will hold and apply the balances in the Pledged Accounts in the manner directed by the Collateral Agent (in accordance with directions of the Required Holders), and (b) except as provided in clause (a), the Required Holders (acting through the Collateral Agent in accordance with the Collateral Agency Agreement) will be entitled to give instructions as to the disposition or investment of the Pledged Accounts and the other Account Collateral, without the consent of the Issuer or any other Person.

            5.4        Account Balance Statements. The Depositary will, on a monthly basis and at such other times as the Issuer or the Collateral Agent may request, provide to the Issuer, the Collateral Agent and the holders of the Notes upon request account balance statements in respect of the Pledged Accounts. The requirements of this Section 5.4 shall be performed by the Depositary by granting the Issuer, the Collateral Agent and the holders on-line read only access to the Pledged Accounts.

ARTICLE 6

EXPENSES; INDEMNIFICATION; FEES

            6.1        Indemnification. The Issuer agrees to indemnify and hold harmless the Depositary, its officers, employees, agents and their respective Affiliates from and against any and all claims, liabilities, obligations, losses, damages, penalties, judgments, costs, expenses and disbursements of any kind or nature whatsoever (including documented costs and expenses of its counsel) that may be imposed on, incurred by, or asserted against the Depositary, its Affiliates, employees, agents or their respective Affiliates by any Person in any way relating to or arising out of (a) this Agreement and the transactions hereunder (including, without limitation, enforcement of this Agreement) or (b) any action taken or omitted by the Depositary in connection with this Agreement; provided, however, that the Issuer will not be liable to the Depositary, its Affiliates, employees, agents or their respective Affiliates for any portion of such claims, liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements resulting from the Depositary’s, its Affiliates’, employees’, agents’ or their respective Affiliates’ gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Notwithstanding anything contained to the contrary herein, under no circumstances shall the Depositary be liable for special, indirect, consequential or punitive damages hereunder. In addition, the indemnities from the Issuer set forth in Section 15.2 of the Note Agreement and the exceptions to the requirement of the Issuer to indemnify the parties as set forth therein shall cover the administration of this Agreement by the Depositary as if they were fully set forth herein.

            6.2        Fees. The Issuer agrees to pay to the Depositary its expenses (including reasonable counsel fees and expenses) and the fees separately agreed to by the Issuer and the Depositary.

            6.3        Survival. The obligations of the Issuer to the Depositary under this Article 6, Section 7.2, Section 8.12 or contained in any separate agreement referred to in this Article 6 shall survive the termination of this Agreement and the resignation or removal of the Depositary.

ARTICLE 7

NO SET-OFF; SUCCESSOR DEPOSITARY

            7.1        Waiver. The Depositary agrees not to exercise any right of recoupment or set-off or to assert any security interest or other Lien that the Depositary may have against or in any of the Pledged Accounts on account of any credit extended by the Depositary to the Issuer or any other obligation owed to the Depositary by the Issuer or any other Person, except a security interest or other Lien granted to the Depositary under the Financing Documents in respect of amounts owing to the Depositary thereunder.

           7.2        Successor Depositary. Subject to the appointment and acceptance of a successor Depositary as provided below, the Depositary may resign at any time by giving at least 30 days’ prior written notice to the Issuer, the Collateral Agent and the holders of the Notes, or may be removed at any time upon 30 days’ prior written notice by the Required Holders. Upon any resignation or removal, the Required Holders will have the right to appoint a successor Depositary. If no successor Depositary has been appointed and has accepted its appointment within 30 days after notice of the resignation or removal of the Depositary, the Depositary may at the expense of the Issuer petition a court of competent jurisdiction for the appointment of a successor Depositary, which will be a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Depositary, the successor Depositary will succeed to and be vested with all the rights, powers, privileges and duties of the Depositary, and the Depositary will be discharged from its duties and obligations under this Agreement. After a Depositary’s resignation or removal, the provisions of Article 6 will inure to its benefit as to any actions taken or omitted to be taken by it while it was the Depositary. Any corporation into which the Depositary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Depositary shall be a party, or any corporation succeeding to all or substantially all the corporate trust or agency business of the Depositary, shall be the successor of the Depositary hereunder; provided that such corporation shall be otherwise eligible under this Article 7 to act as a successor Depositary, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

ARTICLE 8

MISCELLANEOUS

            8.1        Further Assurances. At any time as necessary and from time to time upon the written request of the Depositary, the Collateral Agent or a holder, the Issuer will execute and deliver such further documents and instruments and do such other acts as necessary or as the Depositary, the Collateral Agent or a holder may reasonably request in order to create, perfect, maintain and preserve first-priority Liens on the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and otherwise to carry out the purposes of this Agreement. The Issuer authorizes the Collateral Agent, in its own name, at any time and from time to time, to give notice to any Person of the assignment of the Collateral to the Collateral Agent, for the benefit of the Secured Parties, and of the Collateral Agent’s Lien and security interest in the Collateral. The Issuer further authorizes the Collateral Agent, at any time and from time to time as necessary, to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that describe the Collateral and contain other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment. The Issuer agrees to furnish any such information to the Collateral Agent upon request. Nothing herein shall require the Depositary or the Collateral Agent to file any financing statement, continuation statement or amendment thereto in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of the Lien on the Collateral in favor of the Collateral Agent except as expressly provided herein, or to give notice of any such Lien to any third party, all such responsibilities being responsibilities of the Issuer. Neither the Depositary nor the Collateral Agent, nor any of their respective officers, directors, employees, attorneys or agents, shall be responsible for the existence, genuineness or value of any collateral, for the legality, enforceability, effectiveness or sufficiency of the any security arrangements with respect thereto, for the creation, perfection, priority, sufficiency or protection of any lien.

            8.2        Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Issuer may not assign or otherwise transfer any of its rights under this Agreement. Any holder of Notes will have the right to transfer, assign, pledge and grant participations in their rights and interests under this Agreement in accordance with the terms of the Note Agreement. The Depositary may only assign or otherwise transfer its rights and obligations hereunder to a successor in accordance with Section 7.2. The Collateral Agent may only assign or otherwise transfer its rights and obligation hereunder to a successor in accordance with Section 2.7 of the Collateral Agency Agreement.

            8.3        Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

            8.4        Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.

            8.5        Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. A facsimile or electronic transmission of the signature page to this Agreement by any party hereto shall be effective as the signature page of such party and shall be deemed to constitute an original signature of such party to this Agreement and shall be admissible into evidence for all purposes.

            8.6        Governing Law. THIS AGREEMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            8.7        Consent to Jurisdiction. The parties agree that any legal action or proceeding by or against the Issuer or with respect to or arising out of this Agreement or any other Financing Document may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each party accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address for notices as specified herein. Each of the parties agrees that such service upon receipt (a) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (b) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

            8.8        Appointment of Process Agent. In addition to and notwithstanding the provisions of Section 8.7 above, the Issuer hereby irrevocably appoints C T Corporation System as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Issuer, in care of the process agent at 111 Eighth Avenue, New York, NY 10011, and the Issuer hereby irrevocably authorizes and directs the process agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding in the courts of any other jurisdiction. If for any reason the process agent ceases to be available to act as process agent, the Issuer agrees to immediately appoint a replacement process agent satisfactory to the Collateral Agent (acting at the direction of the Required Holders). Each of the parties waives any right to stay or dismiss any action or proceeding under or in connection with any or all of this Agreement or any other Financing Document brought before the foregoing courts on the basis of forum non conveniens.

            8.9        Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            8.10      Notices. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile transmission or electronic mail with a portable document format (pdf) attached, in each case with confirmation of receipt, or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid); provided that Payment Requisitions shall be delivered to the Depositary by the means set forth in clause (a) above. Any such notice must be sent to the address set forth under the intended recipient’s name set forth on the signature pages hereto or at such other address as such Person shall have specified to the other parties in writing. Notices will be deemed given only when received. Notwithstanding the foregoing, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, or return e-mail or other written acknowledgement from such recipient confirming receipt), and (y) communications or notices transmitted by facsimile or e-mail shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., New York City time, and if transmitted after that time, on the next following Business Day.

            8.11      Transfer Call-Backs. In the event funds transfer instructions are given (other than in writing at the time of the execution of this Agreement), whether in writing, by facsimile transmission or otherwise, the Depositary may seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Depositary may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Depositary. The parties to this Agreement acknowledge that such security procedure is commercially reasonable. It is understood that the Depositary and a recipient’s bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided in writing by the Person authorized by this Agreement to direct or request the transfer to identify (i) the recipient, (ii) the recipient’s bank, and (iii) an intermediary bank. The Depositary may apply any of the funds in a Pledged Account for any payment order it executes using any such identifying number, even where its use may result in a Person other than the intended recipient being paid, or the transfer of funds to a bank other than the recipient’s bank, or an intermediary bank, designated.

            8.12      Rights of the Depositary. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Depositary shall not have any duties or responsibilities except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Depositary. The Depositary shall be entitled to rely conclusively upon and to act and refrain from acting in reliance upon any Payment Requisition, other written requisition, notice, request, consent, certificate, order, affidavit, letter, facsimile or other document furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or sent by the purported proper party; and the Depositary shall not be liable for anything it may do or refrain from doing in connection with its duties or obligations hereunder except as a result of its own gross negligence or willful misconduct. The Depositary shall not be under any duty to give the funds deposited with it hereunder any greater degree of care than it gives the property of its other customers and shall not be required to invest any funds held hereunder except as directed in accordance with this Agreement. The Depositary may consult with counsel selected by it with reasonable care and shall not be liable for anything it may do or refrain from doing in good faith in accordance with the written advice of such counsel. The Depositary’s duties under this Agreement are ministerial in nature. Except as provided herein, the Depositary shall not incur any liability for (i) any act or failure to act made or omitted in good faith, or (ii) any action taken or omitted in reliance upon any Payment Requisition, instrument, order, request, direction or instruction that the Depositary shall in good faith believe to be genuine. The Depositary shall not be responsible for determining and verifying the authority of any person acting or purporting to act on behalf of any party to this Agreement. The Depositary shall have no duty to risk or advance its own funds in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. All requests, directions, certificates and notices to be furnished to the Depositary hereunder shall be in writing (which may be in the form of electronic mail, to the extent permitted under Section 8.10). The Depositary shall not be required to ascertain or inquire as to the performance by the Issuer or any other Party under any Project Document or Financing Document. The Depositary shall not be responsible for the provisions or requirements of the Note Agreement or any other document to which the Depositary is not a party in its capacity as such. The Depositary may execute any of the agencies or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Depositary shall not be responsible for any negligence or misconduct on the part of any agent or attorney appointed by it with due care hereunder. In no event shall the Depositary be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Depositary has been advised of the likelihood of such loss or damage and regardless of the form of action. The Depositary shall be entitled to rely on a notice from a person or persons stating that such person is a holder or that such persons constitute the Required Holders as conclusive evidence that such person or persons are in fact a holder or the Required Holders. Notwithstanding anything to the contrary contained herein, the Depositary shall not be responsible for the calculation of any amounts hereunder and shall be entitled to conclusively rely on the accuracy of any and all amounts stated in each Disbursement Requisition delivered hereunder. Notwithstanding the foregoing, the Depositary shall not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or from its own willful misconduct.

            8.13      Termination. Subject to the Articles and Sections of this Agreement which expressly survive, this Agreement shall terminate on the date on which all amounts owing to the holders and the other Secured Parties under the Financing Documents have been indefeasibly paid in full in cash (excluding contingent obligations and reimbursement obligations that by their terms expressly survive the repayment in full of the Notes and for which no claim has been asserted). In connection therewith, the Depositary shall be entitled to conclusively rely, and without any requirement to make any independent investigation, on a certificate of the Required Holders certifying that the Obligations under the Financing Documents have been paid in full in cash (other than contingent indemnification and reimbursement obligations that by their terms expressly survive the repayment in full of the Notes). Upon termination of this Agreement, the Depositary shall transfer remaining amounts, if any, together with any earnings thereon, on deposit in the Pledged Accounts to the party or parties specified in a certificate of an officer of the Issuer. The Collateral Agent, the Depositary and each other Secured Party shall execute and deliver to the Issuer, at the Issuer’s expense, upon such termination such Uniform Commercial Code termination statements and other documentation as shall be reasonably requested by the Issuer to effect the termination and release of the Liens created under this Agreement.

            8.14      Incumbency Certificates. The Issuer agrees to deliver to the Depositary concurrently with the execution and delivery of this Agreement certificates as to the incumbency and specimen signatures of its officers authorized to take actions in connection with this Agreement. Promptly after any change in the officers authorized to take actions in connection with this Agreement, the Issuer will deliver to the Depositary an updated incumbency certificate containing specimen signatures. The Depositary shall be entitled to conclusively rely on any such incumbency certificate until receipt of a superseding incumbency certificate. In the absence of an initial or updated incumbency certificate, the Depositary shall be entitled to rely on any communication from the Issuer to be purported signed by any officer thereof.

            8.15      Amendments. This Agreement may be amended, modified or waived only by a writing signed by all of the parties.

            8.16      Force Majeure. In no event shall the Depositary or the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Depositary and the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

            8.17      Collateral Agent Provisions. The Collateral Agent shall act hereunder only in accordance with the written directions of the Required Holders in accordance with the terms and conditions of the Collateral Agency Agreement. Any and all actions the Collateral Agent takes or omits to take hereunder shall be covered by the indemnity provisions of the Collateral Agency Agreement except as a result of the gross negligence or willful misconduct of the Collateral Agent. In the case of a conflict between this Agreement and the Collateral Agency Agreement, the Collateral Agency Agreement shall govern the rights and obligations of the Collateral Agent.

            8.18      USA PATRIOT Act. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties hereto agree that they will provide to the Depositary and the Collateral Agent such information as it may request, from time to time, in order for the Depositary and the Collateral Agent to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

            8.19      Written Instructions. Notwithstanding anything else to the contrary herein, whenever reference is made in this Agreement to any discretionary action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Depositary or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Depositary, it is understood that in all cases the Depositary shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received written instructions in accordance with this Agreement. This provision is intended solely for the benefit of the Depositary and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

[Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.

USG NEVADA LLC

By: ______________________________________
Name: Dennis J. Gilles
Title: Manager

Address for notices:
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Attention: Dennis J. Gilles
Phone: 208-424-1027
Fax: 208-424-1030
E-mail: dgilles@usgeothermal.com

[Signature Page to Depositary and Security Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, solely in its capacity as Collateral
Agent and not individually
By: Deutsche Bank National Trust Company

By__________________________________
Name:
Title:

By__________________________________
Name:
Title:

Address for notices:

Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attn: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

DEUTSCHE BANK TRUST COMPANY
AMERICAS, solely in its capacity as Depositary
and not individually
By: Deutsche Bank National Trust Company

By__________________________________
Name:
Title:

By__________________________________
Name:
Title:

Address for notices:

Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attn: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

[Signature Page to Depositary and Security Agreement]

SCHEDULE 1
PLEDGED ACCOUNTS

Pledged Account	Pledged Account Number
USG Nevada Revenue A/C	Account No. S79352.1
USG Nevada Debt Service Reserve A/C	Account No. S79352.2
USG Nevada Maintenance Reserve A/C	Account No. S79352.3
USG Nevada Make-up Well Reserve A/C	Account No. S79352.4
USG Nevada Proceeds A/C	Account No. S79352.5
USG Nevada Upgrade Reserve Account	Account No. S79352.6

Wiring Instructions for Depositary:

Deutsche Bank Trust Company Americas
New York, New York 10005
Swift: BKTRUS33
ABA: 021001033
Account #: 01419647
For the Account of: NYLTD Funds Control New York
Reference: [Insert Relevant Pledged Account Name], Attn: N. Luke/L. Jiang
FFC: PORT [Insert Relevant Pledged Account Number]

S-1

SCHEDULE 2

Telephone Number(s) for Call-Backs and Person(s) Designated to Confirm Payment Instructions The Depositary may confirm payment instructions issued by the Issuer with any person purporting to be a person designated below, whether or not that person is the person who has issued the payment instructions to the Depositary.

Name	Telephone Number

1. Kerry Hawkley	(208) 424-1027 Office
(208) 870-9477 Cell Phone

2. Jonathan Zurkoff	(208) 424-1027 Office
(208) 343-8052 Cell Phone

3. Edwin Eijckelhof	(208) 424-1027 Office
(208) 385-9535 Cell Phone

S-2

EXHIBIT A TO
DEPOSITARY AND SECURITY AGREEMENT

FORM OF DISBURSEMENT REQUISITION

Depositary	[Date]
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Collateral Agent
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

            Re:        Disbursement Requisition - USG Nevada LLC Ladies and Gentlemen:

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them the Depositary and Security Agreement, dated as of September 26, 2013 (as amended, restated or otherwise modified from time to time, the “Depositary Agreement”), by and among (i) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (ii) Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties, and (iii) Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”).

            The Issuer hereby requests that the transfers from the Revenue Account described on Schedule I attached hereto, in the order set forth on Schedule I, be made by the Depositary on ___________, 20__.

            The undersigned hereby certifies that immediately before and after giving effect to the payments requested hereby, no Default or Event of Default (as defined in the Note Agreement) has occurred and is continuing or will result therefrom.

            The date of the requested transfer [ ] is [ ] is not in a Well Reserve Period (First Well) and [ ] is [ ] is not in a Well Reserve Period (Subsequent Well).

            On the date of the requested transfer a prepayment of the Notes is [ ] is not [ ] required pursuant to Section 8.1(b)(iii) of the Note Agreement.

            If transfer is requested pursuant to Section 4.1(h) of the Depositary Agreement, the undersigned hereby certifies that (i) the date of the transfers requested hereby is at least 15 days but no more than 30 days following delivery of the DSCR Notice relating to the most recent Payment Date, and (ii) the Restricted Payment Conditions (as defined in the Note Agreement) are and will be met on the date of the transfers requested hereby.

            The Issuer has caused this Disbursement Requisition to be executed and delivered on behalf of the Issuer by its duly authorized signatory this ______day of ____________, 20__.

USG NEVADA LLC

By: ____________________________________________________
Name:
Title:

cc:        Holders of the Notes

SCHEDULE I TO DISBURSEMENT REQUISITION
Section references are to the applicable section in the Depositary and Security Agreement

Monthly Date: _________________

Payment Date: _________________

	Transfer Amount	Transfer to	Wire Instructions / Address

(1) FIRST – Section
4.1(a)

Transfers from Revenue
Account on Monthly
Dates:

Fees, expenses,
indemnities, etc. of
Collateral Agent,
Depositary, other		(may include Local Account)
Secured Parties

(2) SECOND – Section
4.1(b)

Transfers from Revenue
Account on Monthly
Dates:

O&M Costs (other
than amounts payable
pursuant to Section 6.1
or 6.2 of the O&M		(may include Local Account)
Agreement)

(3) THIRD – Section 4.1(c)

Transfers from Revenue
Account on Payment
Dates:

Payment of principal,
interest, fees and
Make-Whole Amounts
then due and payable
(other than amounts
specified at level
EIGHTH)

(4) FOURTH – Section
4.1(d)

Transfers from Revenue
Account on Payment
Dates:

If not paid pursuant to		[Operator]
clause SECOND,
payment of amounts
payable pursuant to
Section [6.1 or 6.2 of
the O&M Agreement

	Transfer	Transfer to	Wire Instructions / Address
Amount

(5) FIFTH – Section
4.1(e)

Transfers from Revenue
Account on Payment
Dates:

Current balance in	--
Debt Service Reserve
Account:$__________

Available undrawn	--
amount of Debt
Service Reserve Letter
of Credit: $_________

Total available:	--
$_____________

Minimum Debt	--
Service Reserve
Requirement:
$___________

Amount to be		Debt Service Reserve Account
transferred to Debt
Service Reserve
Account

(6) SIXTH – Section 4.1(f)

Transfers from Revenue
Account on Payment
Dates:

Current balance in	--
Maintenance Reserve
Account: $_________

Available undrawn	--
amount of
Maintenance Reserve
Letter of Credit:
$____________

Total available:	--
$____________

Minimum	--
Maintenance Reserve
Requirement:
$____________

Amount to be		Maintenance Reserve Account
transferred to
Maintenance Reserve
Account

	Transfer	Transfer to	Wire Instructions / Address
Amount

(7) SEVENTH - Section
4.1(g)

Transfers from Revenue
Account on Payment
Dates:

Current balance in	--
Make-up Well Reserve
Account:
$_____________

Required Make-up	--
Well Reserve Account
Balance:
$____________

Amount to be		Make-up Well Reserve
Transferred to Make-		Account
up Well Reserve
Account

(8) EIGHTH- Section
4.1(h)

Distributions from
Revenue Account on
Payment Dates when
prepayment of Notes is
required pursuant to
Section 8.1(b)(iii) of the
Note Agreement:

Payment of principal,
interest and Make-Whole
Amount

(9) NINTH - Section 4.1(i)

Distributions from
Revenue Account at least
15 but not more than 30
days after delivery of
DSCR Notice:

Remaining funds

Total transfers

EXHIBIT B TO
DEPOSITARY AND SECURITY AGREEMENT

FORM OF MAINTENANCE RESERVE REQUISITION

Depositary	[Date]
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Collateral Agent
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

            Re:        Maintenance Reserve Requisition - USG Nevada LLC Ladies and Gentlemen:

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Depositary and Security Agreement, dated as of September 26, 2013, by and among (i) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (ii) Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties, and (iii) Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”).

            The Issuer hereby requests that the transfers from the Maintenance Reserve Account described on Schedule I attached hereto be made by the Depositary on ___________, 20__.

            The undersigned hereby certifies that immediately before and after giving effect to the payments requested hereby, no Default or Event of Default (as defined in the Note Agreement) has occurred and is continuing or will result therefrom. The Issuer further certifies that amounts requested to be transferred will be applied to pay costs of major maintenance of the Project, as indicated in Schedule I.

            The Issuer has caused this Maintenance Reserve Requisition to be executed and delivered by its duly authorized signatory this ______day of ____________, 20__.

USG NEVADA LLC

By: __________________________________________________
Name:
Title:

cc:        Holders of Notes

SCHEDULE I
MAINTENANCE RESERVE REQUISITION

Amount	Transferee Information	Purpose
(including wire instructions)

EXHIBIT C TO
DEPOSITARY AND SECURITY AGREEMENT

FORM OF MAKE-UP WELL REQUISITION

Depositary	[Date]
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Collateral Agent
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

            Re:        Make-up Well Requisition - USG Nevada LLC Ladies and Gentlemen:

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Depositary and Security Agreement, dated as of September 26, 2013, by and among (i) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (ii) Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties, and (iii) Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”).

            The Issuer hereby requests that the transfers from the Make-up Well Reserve Account described on Schedule I attached hereto be made by the Depositary on ___________, 20__.

            The undersigned hereby certifies that immediately before and after giving effect to the payments requested hereby, no Default or Event of Default (as defined in the Note Agreement) has occurred and is continuing or will result therefrom. The Issuer further certifies that amounts requested to be transferred will be applied to pay or reimburse costs of drilling geothermal wells on the Site, as indicated in Schedule I.

C-1

            The Issuer has caused this Make-up Well Requisition to be executed and delivered by its duly authorized signatory this ______day of ____________, 20__.

USG NEVADA LLC

By: _________________________________________________
Name:
Title:

cc:        Holders of Notes

C-2

SCHEDULE I
MAKE-UP WELL REQUISITION

Amount	Transferee Information	Purpose
(including wire instructions)

C-1

EXHIBIT D TO
DEPOSITARY AND SECURITY AGREEMENT

FORM OF PROCEEDS REQUISITION

Depositary	[Date]
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Collateral Agent
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

            Re:        Proceeds Requisition - USG Nevada LLC Ladies and Gentlemen:

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Depositary and Security Agreement dated as of September 26, 2013 among (i) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (ii) Deutsche Bank Trust Company Americas, in its capacity as the Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”), for the benefit of certain secured parties, and (iii) Deutsche Bank Trust Company Americas, in its capacity as depositary bank (together with its successors and assigns in such capacity, the “Depositary”).

            The Issuer hereby requests that the transfers from the Proceeds Account described on Schedule I attached hereto be made by the Depositary on ___________, 20__.

            The undersigned hereby certifies that immediately before and after giving effect to the payments requested hereby, no Default or Event of Default (as defined in the Note Agreement) has occurred and is continuing or will result therefrom. The Issuer further certifies that all amounts requested to be transferred will be applied to restoration of the Project, as indicated in Schedule I.

            The Issuer has caused this Proceeds Requisition to be executed and delivered by its duly authorized signatory this ______day of ____________, 20__.

USG NEVADA LLC

By: _________________________________________________
Name:
Title:

cc:        Holders of Notes

SCHEDULE I
PROCEEDS REQUISITION

Amount	Transferee Information	Purpose
(including wire instructions)

EXHIBIT E TO
DEPOSITARY AND SECURITY AGREEMENT

FORM OF UPGRADE RESERVE REQUISITION

Depositary	[Date]
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Collateral Agent
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attention: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

            Re:        Upgrade Reserve Requisition - USG Nevada LLC

Ladies and Gentlemen:

            Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Depositary and Security Agreement, dated as of September 26, 2013, by and among (i) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (ii) Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of the Secured Parties, and (iii) Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”).

           The Issuer hereby requests that the transfers from the Upgrade Reserve Account described on Schedule I attached hereto be made by the Depositary on ___________, 20__.

            The undersigned hereby certifies that immediately before and after giving effect to the payments requested hereby, no Default or Event of Default (as defined in the Note Agreement) has occurred and is continuing or will result therefrom. The Issuer further certifies that amounts requested to be transferred will be applied to pay costs installing a shunt reactor at the Project’s transmission line, as indicated in Schedule I.

            The Issuer has caused this Upgrade Reserve Requisition to be executed and delivered by its duly authorized signatory this ______day of ____________, 20__.

USG NEVADA LLC

By: _______________________________________________
Name:
Title:

cc:        Holders of Notes

SCHEDULE I
UPGRADE RESERVE REQUISITION

Amount	Transferee Information	Purpose
(including wire instructions)

Exhibit S-2

Form of Collateral Agency Agreement

Exhibit S-2 - 1

Execution Version

COLLATERAL AGENCY AGREEMENT

            This COLLATERAL AGENCY AGREEMENT (this “Agreement”), dated as of September 26, 2013, is by and among (a) Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”), (b) USG Nevada LLC, a Delaware limited liability company (the “Issuer”), (c) the holders of the Notes (as defined below) issued from time to time pursuant to the Note Agreement (as defined below), and (d) Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”) under the Depositary and Security Agreement, dated as of the date hereof, by and among the Issuer, the Collateral Agent and the Depositary (as amended, modified or supplemented from time to time, the “Depositary Agreement”).

RECITALS:

            A.        The Issuer has duly authorized the issue and sale of its 6.75% Senior Secured Notes due December 31, 2037 (as amended, modified or supplemented from time to time, the “Notes”), subject to and in accordance with the Note Purchase Agreement, dated as of the date hereof, among the Issuer and the holders of Notes party thereto from time to time (as amended, modified or supplemented from time to time, the “Note Agreement”).

            B.        In connection therewith, the Issuer and Nevada USG Holdings LLC, a Delaware limited liability company, have agreed to grant to the Collateral Agent liens upon and security interests in the Collateral (as defined in the Note Agreement) to secure all of the obligations of the Issuer under the Note Agreement, the Notes and the other Financing Documents (as defined in the Note Agreement).

            C.        The Depositary and the holders of the Notes desire to appoint the Collateral Agent as their agent with respect to the Collateral and for all other purposes specifically provided for herein.

            D.        The Depositary, the holders of the Notes and the Collateral Agent desire to set forth the priorities for the application of any proceeds of the Collateral and various other matters with respect to their rights in the Collateral and otherwise.

            The parties therefore agree as follows:

ARTICLE I

DEFINITIONS

            1.1.        General. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them in the Note Agreement.

            1.2.        Certain Defined Terms. The following terms shall have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

            “Enforcement” means (a) a holder makes demand for payment of or accelerates the time for payment prior to the scheduled payment date of its Note in accordance with Section 12.1(c) of the Note Agreement, (b) subject to Section 2.1 hereof, the Collateral Agent commences the enforcement of any rights or remedies under any Security Document (other than an action solely for the purpose of establishing or defending the Lien or security interest intended to be created by any Security Document upon or in any Collateral as against or from claims of third parties on or in the Collateral), to (i) setoff, freeze or otherwise appropriate any balances held by it for the account of the Issuer, or any other property at any time held by it for the credit or for the account of the Issuer, or (ii) otherwise take any action to realize upon the Collateral, or (c) the commencement by, against or with respect to the Issuer of any Insolvency Proceeding.

            “holders” means the “holders” from time to time under the Note Agreement.

            “Insolvency Proceeding” means, with respect to any Person, a general assignment by such Person for the benefit of its creditors or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking an appointment of a receiver, trustee, custodian or any similar official for such Person or for any substantial part of its property.

            “Losses” has the meaning given in Section 2.6.

            “Responsible Officer” when used with respect to the Collateral Agent, means any officer of the Collateral Agent with direct responsibility for the administration of this Agreement.

ARTICLE II

APPOINTMENT OF COLLATERAL AGENT FOR THE HOLDERS AND THE DEPOSITARY

            2.1.        Authorization and Action. Each of the holders and the Depositary hereby appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Financing Documents as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; provided, however, that the Collateral Agent shall not take any action described in clause (b) of the definition of “Enforcement” except at the written direction of the Required Holders. The Collateral Agent is hereby authorized and directed to execute and deliver all Financing Documents dated as of the date hereof to which the Collateral Agent is a party. The Collateral Agent will have no duties, responsibilities, obligations or liabilities other than those expressly set forth in this Agreement and the Security Documents, and no additional duties, responsibilities, obligations or liabilities will be inferred from the provisions of this Agreement or the Security Documents or imposed on the Collateral Agent. As to matters requiring the exercise of discretion or of a right, including the right to give any consent or make any demand under any Security Document or to determine under any Security Document whether any matter is acceptable or satisfactory to it, or as to matters not expressly provided for by this Agreement or the other Security Documents, the Collateral Agent will not be required to exercise any discretion or right or take any action, but will be required to act or to refrain from acting (and will be fully protected in so acting or refraining from acting) and will only be required to act upon the written instructions of the Required Holders, and such instructions will be binding upon all of the Secured Parties, provided that the Collateral Agent will in no event be required to take any action which exposes the Collateral Agent to personal liability, which is contrary to this Agreement, the Security Documents or law or with respect to which the Collateral Agent does not receive adequate instructions or full indemnification (subject to the provisions of Section 2.9). In determining whether the requisite holders have directed any action or granted an approval requiring the direction or consent of the Required Holders, the Collateral Agent may request and rely on written statements from each of the holders of the outstanding principal amount of its Notes. The Collateral Agent shall not be required to take any such action or give any such approval prior to receiving such written statements. In any event, upon payment in full in cash of any Note, the holder thereof shall deliver written notice to the Collateral Agent that such Note has been paid in full in cash, and the Collateral Agent may rely thereon.

            2.2.        Delegation of Duties. The Collateral Agent may delegate any of its responsibilities or duties under the Security Documents to one or more agents and will not be liable for the negligence or misconduct of any agent selected by it with reasonable care.

            2.3.        Collateral Agent’s Reliance. None of the Collateral Agent, its agents or any of their respective Affiliates will be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the Security Documents, except that each will be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Collateral Agent: (a) may treat the Person in whose name any Note was issued as the owner and holder of such Note until the Collateral Agent receives written notice of the assignment or transfer of such Note signed by such Person and in form satisfactory to the Collateral Agent; (b) may at the expense of the Issuer consult with legal counsel, independent public accountants and other experts selected by it and will not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) will incur no liability under or in respect of this Agreement or any Security Document or otherwise by acting upon any notice, consent, waiver, certificate or other writing or instrument (including facsimiles and electronic transmissions) given in accordance with this Agreement or any Security Document and believed by it, in good faith, to be genuine and signed or sent by the proper person or persons; (d) will not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral; (e) will not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any of the Security Documents, or in the exercise of any of its rights or powers hereunder or thereunder; and (f) except to the extent directed by the Required Holders, shall have no responsibility to file any financing statement, continuation statement or amendment thereto in any public office at any time or times or to otherwise take any action to perfect or maintain the perfection of the Lien on the Collateral in favor of the Collateral Agent or to give notice of any such Lien to any third party, all such responsibilities being responsibilities of the Issuer.

            2.4.        Notices; Defaults. The Collateral Agent shall rely on any written notice it receives from the Issuer or a holder stating that a Default or an Event of Default exists, and on any written notice it receives from a holder stating that a notice of a Default or Event of Default is terminated. The Collateral Agent shall not be deemed to have knowledge of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof.

            2.5.        Credit Decisions. Each holder and the Depositary acknowledges for the benefit of the Collateral Agent that none of the Collateral Agent nor any of its Affiliates has made any representations or warranties with respect to the Issuer or any other matter, and agrees that no review or other action by the Collateral Agent or any of its Affiliates will be deemed to constitute any such representation or warranty. Each holder acknowledges, for the benefit of the Collateral Agent and the other holders, that it has, independently and without reliance upon the Collateral Agent or any other holder, and based on the financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis with respect to the Issuer.

            2.6.        Indemnification. The Issuer agrees to indemnify and hold harmless the Collateral Agent, the Depositary, their respective directors, officers, employees, agents and their respective Affiliates from and against any and all claims, liabilities (including environmental liabilities), obligations, losses, damages, penalties, judgments, costs, expenses (including the reasonable fees and expenses of its agents and counsel) and disbursements of any kind or nature whatsoever (“Losses”) that may be imposed on, incurred by, or asserted against the Collateral Agent, the Depositary or their respective directors, officers, employees, agents or Affiliates by any Person (including any holder) in any way relating to or arising out of (a) this Agreement or the Security Documents and the transactions contemplated hereby and thereby (including, without limitation, any amendments, waivers or releases, and any enforcement of this Agreement or any Security Document) or (b) any action taken or omitted by the Collateral Agent or the Depositary under this Agreement or the other Transaction Documents while it was Collateral Agent or Depositary; provided that the Issuer will not be liable to the Collateral Agent, the Depositary or their respective officers, directors, employees, agents or their respective Affiliates for any portion of such Losses resulting from such Person’s gross negligence or willful misconduct.

            2.7.        Resignation and Removal; Successor Agent. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by giving at least 30 days’ prior written notice to the holders and the Issuer, or shall resign at any time at the request of the Required Holders upon 30 days’ prior written notice from the Required Holders, provided that (i) such resignation will not be effective until a successor Collateral Agent has been appointed and (ii) the Issuer shall pay all fees and expenses then due and owing to the resigning Collateral Agent prior to the effectiveness of its resignation. Upon any resignation, the Required Holders will have the right to appoint a successor Collateral Agent. If no successor Collateral Agent has been appointed and has accepted its appointment within 30 days after notice of the resignation of the resigning Collateral Agent, the resigning Collateral Agent may at the expense of the Issuer petition a court of competent jurisdiction for the appointment of a successor Collateral Agent, which will be a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of its appointment as Collateral Agent, the successor Collateral Agent will succeed to and be vested with all the rights, powers, privileges and duties of the resigning Collateral Agent, and the resigning Collateral Agent will be discharged from its duties and obligations under this Agreement. After any resigning Collateral Agent’s resignation, the provisions of this Article II will (x) inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent and (y) survive with respect to any indemnification claim it may have relating to this Agreement. Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust or agency business of the Collateral Agent, shall be the successor of the Collateral Agent hereunder; provided that such corporation shall be otherwise eligible under this Article II to act as a successor Collateral Agent, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In the event that the Collateral Agent is required to acquire title to an asset, or take any managerial action of any kind in regard thereto, in order to perform any obligation under any Financing Document, which in the Collateral Agent’s sole determination may cause the Collateral Agent to incur potential liability under any environmental law, the Collateral Agent reserves the right, instead of taking such action, to resign as the Collateral Agent in accordance with this Section 2.7.

            2.8.        Collateral Agent Expenses. The Issuer agrees to reimburse, upon demand by the Collateral Agent (and, in any event, within 10 days following receipt of an invoice), all out-of-pocket costs and expenses (including counsel fees and expenses) incurred by the Collateral Agent in connection with the performance of its duties under this Agreement or the Security Documents, any amendments, waivers or releases, realization upon or protection of the Collateral or enforcement or defense of any Lien on the Collateral.

            2.9.        Indemnification by the Holders. If the Issuer defaults in its obligations under Section 2.6, the holders agree to indemnify the Collateral Agent, the Depositary and their respective directors, officers, employees, agents and Affiliates (solely to the extent not reimbursed by the Issuer), ratably according to their percentages of the sum of the principal amount of all Notes issued and outstanding from time to time, from and against any and all Losses which may be imposed on, incurred by or asserted against the Collateral Agent, the Depositary or their respective directors, officers, employees, agents or Affiliates by any Person (including any holder) in any way relating to or arising out of this Agreement, any Security Document, the transactions contemplated thereunder, or any action taken or omitted by the Collateral Agent; provided that no holder will be liable to any Person for any portion of such Losses resulting solely from such Person’s gross negligence or willful misconduct.

            2.10.      Collateral Agent Fees. The Issuer agrees to pay to the Collateral Agent its fees separately agreed to in writing (which may be amended from time to time by the Issuer and the Collateral Agent) by the Issuer by the date specified in such writing or, if not specified in such writing, on demand (and, in any event, within 10 days) upon presentation of an invoice (including upon execution of this Agreement, and the execution of any amendment, waiver or release by the Collateral Agent).

            2.11.      Force Majeure. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

            2.12.      Survival. The obligations of the Issuer and the holders under this Article II shall survive the termination of this Agreement (including without limitation, any termination under any bankruptcy law) and the resignation or removal of the Collateral Agent or the Depositary.

            2.13.      USA PATRIOT Act. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Collateral Agent and the Depositary such information as it may request, from time to time, in order for the Collateral Agent and the Depositary to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

            2.14.      Special, Consequential and Indirect Damages. In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether such Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

ARTICLE III

CERTAIN NOTICES

            3.1.        Notice of Default or Enforcement. Each holder agrees to use its reasonable efforts to give to the others and the Collateral Agent, substantially concurrently with the sending of such notice to the Issuer, (a) copies of any notice of the occurrence or existence of a Default or Event of Default sent to the Issuer, simultaneously with the sending of such notice to the Issuer, and (b) any notice that a Default or Event of Default has been terminated, cured or waived. The Collateral Agent and each holder agrees to use its reasonable efforts to give to the others notice of an Enforcement by such party, prior to commencing such Enforcement. The failure to give any of the foregoing notices shall not affect the validity of such notice of a Default or Event of Default given to the Issuer, notice of the termination, cure or waiver of any Default or Event of Default or notice of an Enforcement or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party. Following receipt of any notice that an Event of Default has occurred, the Collateral Agent, subject to Section 2.1, shall await direction from the Required Holders and will act, or decline to act, as directed by the Required Holders, in the exercise and enforcement of the Collateral Agent’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Agent, subject to Section 2.1, will act, or decline to act, with respect to the manner of such exercise of remedies as directed by the Required Holders.

ARTICLE IV

PROCEEDS OF COLLATERAL

            4.1.        Proceeds. Upon receipt by the Collateral Agent of written notice of the occurrence of an Event of Default and the direction of the Required Holders to pay and distribute funds as set forth in this Section 4.1, all proceeds of the Collateral held or received by the Collateral Agent, the Depositary or any of the holders and, except as provided in Section 4.2, any other payments received, directly or indirectly, by the Collateral Agent, the Depositary or any of the holders on or with respect to any Obligations (including, without limitation, any payment in an Insolvency Proceeding and the proceeds from any sale of any Obligations, or any interest therein to the Issuer or any Affiliate of the Issuer) shall be delivered to the Collateral Agent and distributed as follows:

                          (a)        first: to the (i) Collateral Agent in the amount of any sums owed to it under or pursuant to the Financing Documents, and (ii) Depositary in the amount of any sums owed to it under the Depositary Agreement, ratably in accordance with the respective amounts thereof; and

                          (b)        second: to pay any fees, costs, charges, expenses and any other amounts, and all principal, interest or Make-Whole Amount in respect of the Notes due and payable to the holders of the Notes, ratably in accordance with the amounts owing to each holder in respect of the Notes held by such holder as a percentage of the total amounts owing to all holders in respect of all Notes.

            Unless otherwise notified in writing by a holder of Notes (as applicable), payments to such holder shall be paid in accordance with the payment instructions set forth on Schedule A to the Note Agreement.

           4.2.        Remaining Proceeds. After the Obligations have been paid in full in cash (the payment in full in cash of such Obligations, to the extent relating to amounts due to the holders, to be evidenced to the Collateral Agent by written certification from the holders), the balance of the proceeds of the Collateral, if any, shall be paid to the Issuer or as otherwise required by law.

ARTICLE V

ACTIONS RELATED TO COLLATERAL

            5.1.        Recourse of Holders; Other Collateral. Each of the holders acknowledges and agrees that (a) it shall only have recourse to the Collateral through the Collateral Agent and that it shall have no independent recourse to the Collateral, and (b) the Collateral Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions given in accordance with this Agreement. Nothing contained herein shall restrict a holder’s rights to pursue remedies, by proceedings in law and equity, to enforce the performance of and provisions of the Financing Documents in accordance with the terms thereof to the extent that such remedies do not relate to the Collateral or interfere with the Collateral Agent’s right to take action hereunder or under the Security Documents.

ARTICLE VI

DUTIES OF COLLATERAL AGENT

            6.1.        Actions Under the Security Documents.

                          (a)        The Collateral Agent shall not amend or waive any provisions of any Security Document or release any Lien or any pledgor or guarantor, except in each case at the written direction of the Required Holders pursuant to such consents as may have been required under Section 17.1 of the Note Agreement or as otherwise expressly provided in the Security Documents.

                          (b)        At any time when a notice of an Event of Default has been delivered to the Collateral Agent by a holder or the Issuer, the Collateral Agent shall exercise or refrain from exercising all rights, powers and remedies as shall be available to it under the Security Documents in accordance with any written instructions received from the Required Holders, subject to Section 2.1. Absent such written instructions (a) at a time when a notice of an Event of Default has been delivered to the Collateral Agent and has not been terminated by a written notice delivered to the Collateral Agent by the Required Holders or a holder, or (b) in the case of an emergency in order to protect any of the Collateral, the Collateral Agent may take, but shall have no obligation to take, any and all actions under the Security Documents or otherwise (other than Enforcement actions) as it shall deem to be in the best interests of the Depositary and the holders.

            6.2.        No Impairment. Nothing contained in this Agreement shall (a) prevent any holder from imposing a default rate of interest in accordance with its Note or any other Financing Document or prevent a holder from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Security Documents in accordance with Section 6.1, or (b) affect or impair the right any holder may have under the Financing Documents to accelerate the Obligations.

ARTICLE VII

ACCOUNTING

            The Collateral Agent, the Depositary and each of the holders agrees to render a written accounting to the others of the amounts of its outstanding Obligations, receipts of payments from the Issuer or from the Collateral Agent and other items relevant to the provisions of this Agreement upon the reasonable request from one of the others, as soon as reasonably practicable after such request.

ARTICLE VIII

NOTICES

            All notices and communications provided for hereunder shall be in writing and sent (i) by facsimile transmission if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (ii) by registered or certified mail with return receipt requested (postage prepaid), (iii) by a recognized overnight delivery service (with charges prepaid) or (iv) by electronic mail with a portable document format (pdf) attachment, with confirmation of receipt and (a) if to a holder, addressed to it at the address specified for such communications in Section 18 of the Note Agreement, or at such other address as a holder shall have specified to the Collateral Agent, in writing, (b) if to the Collateral Agent or the Depositary addressed to it in such capacity at Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, MS: NYC 60-2710, New York, NY 10005, Attention: Project Finance Team Manager/USG Nevada, Facsimile: (732) 578-4636 or at such other address as the Collateral Agent or the Depositary shall have specified to each holder and the Issuer, and (c) if to the Issuer, addressed to it at c/o U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, Idaho 83706, Attention: Dennis J. Gilles. Facsimile: (760)-348-2315, E-mail: dgilles@usgeothermal.com, or at such other address as the Issuer shall have specified to each holder, the Depositary and the Collateral Agent in writing. Notwithstanding the foregoing, (x) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, or return e-mail or other written acknowledgement from such recipient confirming receipt), and (y) communications or notices transmitted by facsimile or e-mail shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., New York City time, and if transmitted after that time, on the next following Business Day.

ARTICLE IX

CONTESTING LIENS OR SECURITY INTERESTS; NO PARTITIONING OR MARSHALLING OF COLLATERAL; CONTESTING OBLIGATIONS

            9.1.        No Contest of Liens. None of the Collateral Agent, the Depositary nor any holder shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Collateral Agent pursuant to this Agreement, the Note Agreement or any other Financing Document, and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.

            9.2.        No Partition. Notwithstanding anything to the contrary in this Agreement or in any Security Document, no holder or the Depositary shall have the right to have any of the Collateral, or any security interest or other property being held as security for all or any part of the Obligations by the Collateral Agent, partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned, and each holder and the Depositary hereby waives any such right.

            9.3.        No Contest of Obligations. None of the Collateral Agent, the Depositary nor any holder shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Obligations. Subject to Section 2.1, in the event any of the Obligations is invalidated, avoided, declared fraudulent or set aside for the benefit of the Issuer, the Collateral Agent, the Depositary and the holders agree that such Obligations shall nevertheless be considered to be outstanding for all purposes of this Agreement.

ARTICLE X

NO ADDITIONAL RIGHTS FOR THE ISSUER HEREUNDER

            The Issuer acknowledges and agrees that it shall have no rights to enforce this Agreement except to the extent arising out of any breach of any obligation owed by the Collateral Agent to the Issuer hereunder or with respect to any Losses of the Issuer arising out of the gross negligence or willful misconduct of the Collateral Agent. The Issuer agrees that if the Collateral Agent, the Depositary or any holder violates the terms of this Agreement, it shall not use such violation as a defense to any enforcement by any such party nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party.

ARTICLE XI

INSOLVENCY PROCEEDINGS

            This Agreement shall survive the commencement of any Insolvency Proceeding. In the event of any Insolvency Proceeding relative to the Issuer or any other Issuer Party, the Collateral Agent shall be entitled and empowered in any such Insolvency Proceeding, at the request of the Required Holders, to (a) file and prove a claim for the whole amount of the principal, interest, fees and Make-Whole Amounts owing and unpaid in respect of the Notes and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel) allowed in such Insolvency Proceeding, in each case to the extent that any such Secured Party fails to do so prior to 10 Business Days’ before the expiration of the time to file any such proof of claim or other documents, and (b) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same in accordance with this Agreement.

            Nothing contained herein shall limit or restrict the independent right of any holder of the Notes to initiate any Insolvency Proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such Insolvency Proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Holders. Nothing contained herein shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Secured Party or to authorize the Collateral Agent to vote in respect of the claim of any Secured Party in any such proceeding.

ARTICLE XII

TURNOVER OF COLLATERAL

            If any holder or the Depositary acquires custody, control or possession of any Collateral (except pursuant to the Depositary Agreement) or any proceeds thereof by set-off or any other means other than pursuant to the terms of this Agreement, such holder and/or the Depositary, as applicable, shall promptly cause such Collateral or the proceeds thereof to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition and distribution in accordance with the provisions of this Agreement. Until such time as any such holder and/or the Depositary, as applicable, shall have complied with the provisions of the immediately preceding sentence of this Article XII, such holder and/or the Depositary, as applicable, shall be deemed to hold such Collateral and the proceeds thereof in trust for the Collateral Agent.

ARTICLE XIII

AMENDMENT

            This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by all of the parties hereto.

ARTICLE XIV

SUCCESSORS AND ASSIGNS

            The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns who execute and deliver a Joinder Agreement in substantially the form attached as Exhibit A hereto. The Issuer may not assign or otherwise transfer any of its rights under this Agreement. Any holder of Notes will have the right to transfer, assign, pledge and grant participations in its rights and interests under this Agreement in accordance with the terms of the Note Agreement. The Collateral Agent may only assign or otherwise transfer and assign its rights and interests under this Agreement to a successor in accordance with Section 2.7 hereof. The Depositary may only assign or otherwise transfer and assign its rights and interests under this Agreement to a successor in accordance with Section 7.2 of the Depositary Agreement.

ARTICLE XV

SEVERABILITY

            In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

ARTICLE XVI

CONSTRUCTION, ETC.

            Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. The rules of interpretation set forth in Schedule B of the Note Agreement shall apply to this Agreement.

ARTICLE XVII

COUNTERPARTS; ELECTRONIC SIGNATURES

            This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. A facsimile or electronic transmission of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart and shall be deemed to constitute an original signature of such party to this Agreement and shall be admissible into evidence for all purposes.

ARTICLE XVIII

GOVERNING LAW

            THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OF REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

ARTICLE XIX

CONSENT TO JURISDICTION; PROCESS AGENT; WAIVER OF JURY TRIAL

            19.1.      Consent to Jurisdiction. The parties agree that any legal action or proceeding arising out of this Agreement or any other Financing Document may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, in each case, in the Borough of Manhattan. By execution and delivery of this Agreement, each party accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested to such party at its address for notices as specified herein. Each of the parties agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 19.1 shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

            19.2.      Appointment of Process Agent. In addition to and notwithstanding the provisions of Section 19.1 above, the Issuer hereby irrevocably appoints C T Corporation System as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Issuer, in care of the process agent at 111 Eighth Avenue, New York, NY 10011 and the Issuer hereby irrevocably authorizes and directs the process agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding in the courts of any other jurisdiction. If for any reason the process agent ceases to be available to act as process agent, the Issuer agrees to immediately appoint a replacement process agent satisfactory to the Collateral Agent. Each of the parties waives any right to stay or dismiss any action or proceeding under or in connection with any or all of this Agreement or any other Financing Document brought before the foregoing courts on the basis of forum non conveniens.

            19.3.      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

ARTICLE XX

TERMINATION

            The provisions of this Agreement and the Security Documents shall terminate on the date on which all of the Obligations owing to the holders under the Notes and the other Secured Parties under the Financing Documents have been paid in full in cash (excluding contingent obligations and reimbursement obligations that by their terms expressly survive the repayment in full of the Notes and for which no claim has been asserted). Upon receipt of written notice from each of the holders that the Obligations under the Financing Documents have been paid in full in cash (excluding contingent obligations and reimbursement obligations that by their terms expressly survive the repayment in full of the Notes), the Collateral Agent is hereby directed to execute the documents provided to it by the Issuer to release the Collateral. Any liability or obligation hereunder arising prior to the termination of this Agreement shall survive such termination (including without limitation, any termination under any bankruptcy law). Any indemnity of any Person relating to events occurring prior to the termination of such documents shall survive termination of this Agreement.

ARTICLE XXI

LIMITATION RELATIVE TO OTHER AGREEMENTS

            Nothing contained in this Agreement is intended to impair as between the holders, on the one hand, and the Issuer, on the other hand, the rights of the holders and the obligations of the Issuer under the Note Agreement and the other Financing Documents. To the extent there is any discrepancy between provisions of this Agreement and any other Financing Document to which the Collateral Agent is a party, the terms of this Agreement shall govern.

[Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.

Issuer:

USG NEVADA LLC

By: _________________________________________________
Name: Dennis J. Gilles
Title: Manager

Purchasers:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: ______________________________
Vice President

PRUCO LIFE INSURANCE COMPANY

By: ______________________________
Assistant Vice President

PRUDENTIAL ARIZONA REINSURANCE
CAPTIVE COMPANY

By: Prudential Investment Management, Inc.,
as investment manager

By:______________________________
Vice President

PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY

By: Prudential Investment Management, Inc.,
as investment manager

By:______________________________
Vice President

Collateral Agent:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely in its capacity as the Collateral Agent

By: Deutsche Bank National Trust Company

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

Depositary:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely in its capacity as the Depositary

By: Deutsche Bank National Trust Company

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

EXHIBIT A

FORM OF JOINDER AGREEMENT

            Reference is made to the Collateral Agency Agreement (the “Collateral Agency Agreement”), dated as of September 26, 2013, by and among Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Secured Parties and as depositary, USG Nevada LLC, a Delaware limited liability company, and the holders of the Notes signatory thereto from time to time. All capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Collateral Agency Agreement. This agreement is a Joinder Agreement referred to in Article XIV of the Collateral Agency Agreement.

            The undersigned hereby agrees that it is a party to the Collateral Agency Agreement and is therefore bound by, and subject to, the terms of the Collateral Agency Agreement, and that it is a “holder” under, and as defined, therein.

            The undersigned certifies that on or about the date hereof it is the holder of the following Notes:

[describe Notes]

            The address for notices and wiring instructions for all payments to the undersigned pursuant to the Collateral Agency Agreement and all other Security Documents is as follows:

[Address and wiring instructions]

Very truly yours,

[NAME OF HOLDER OF NOTES]

By __________________________________________________
Name:
Title:

Exhibit S-3

Form of Deed of Trust

Exhibit S-3 - 1

APN: __________________________________________________

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Bingham McCutchen LLP
One Federal Street
Boston, MA 02110
Attention: Nancy M. Persechino

The undersigned hereby affirms that this document, including any exhibits, submitted for recording does not contain the social security number of any person or persons. (Per NRS 239B.030)

DEED OF TRUST
WITH ASSIGNMENT OF LEASES, CONTRACTS AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

from

USG NEVADA LLC
a Delaware limited liability company
(Trustor)

to

STEWART TITLE GUARANTY COMPANY
(Trustee)

for the benefit of

DEUTSCHE BANK TRUST COMPANY AMERICAS
in its capacity as Collateral Agent
(Beneficiary)

DEED OF TRUST
WITH ASSIGNMENT OF LEASES, CONTRACTS AND RENTS
SECURITY AGREEMENT AND FIXTURE FILING

                          This Deed of Trust with Assignment of Leases, Contracts and Rents, Security Agreement, and Fixture Filing (this "Deed of Trust"), dated as of September ___, 2013 is by USG Nevada LLC, a Delaware limited liability company, as trustor, ("Trustor"), in favor of Stewart Title Guaranty Title Company, as trustee, ("Trustee") for the benefit of Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the "Collateral Agent") , for itself and for the benefit of the holders from time to time of the Notes (as defined below), and Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the "Depositary") under the Depositary and Security Agreement, dated as of the date hereof, among Trustor, the Collateral Agent and the Depositary (as may be amended, modified or supplemented from time to time, the "Depositary Agreement"), as beneficiary, ("Beneficiary") (the Holders, the Depositary and the Collateral Agent are referred to herein collectively as the "Secured Parties").

RECITALS

                          A.        Trustor is the record owner of certain interests in real property located in the County of Washoe, State of Nevada, described on Exhibit A attached hereto (collectively, the "Land"), consisting of the following:

                                        (i) a leasehold estate (the "Site Leasehold Estate") in certain real property in the County of Washoe, State of Nevada, described as Parcel 25 on Exhibit A, created by that certain Office and Land Lease Agreement between U.S. Geothermal, Inc., a Delaware corporation, as Landlord, and Trustor, as Tenant, dated as of August 27, 2010, a memorandum of which was recorded on September 2, 2010 in the Official Records of the office of the County Recorder of Washoe County, Nevada ("Official Records") as Document No. 3918518, as amended by the First Amendment to Office and Land Lease Agreement dated concurrently herewith (as may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the "Site Lease");

                                        (ii) a geothermal leasehold estate (the "Kosmos Leasehold Estate") in that certain property described as Parcel 1 on Exhibit A, created by that certain Geothermal Lease dated as of October 14, 1987 between The Kosmos Company, as lessor, and Michael B. Stewart, as lessee, recorded October 16, 1987 in Book 2633, Page 282, as Document No. 1200497 of Official Records, as assigned to Empire Farms, a Nevada Partnership, by that certain Assignment of Lease dated September 18, 1995 and recorded October 13, 1995 as Document No. 1933483 of Official Records, and as further assigned to Empire Energy, LLC, a Nevada limited liability company, by that certain Assignment and Assumption Agreement dated November 24, 1999, as evidenced by that certain Memorandum of Assignment recorded May 11, 2000 as Document No. 2446152 of Official Records, and as further assigned to Empire Geothermal Power, LLC by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated August 31, 2003, and recorded on October 3, 2003 as Document No. 2934363 of Official Records, and as further assigned to Trustor by that certain Assignment and Acceptance of Assignment of Kosmos Geothermal Lease dated April 2008 and recorded on April 30, 2008 as Document No. 3645581 of Official Records, as amended by that certain First Amendment to Geothermal Lease dated March 15, 2008 for reference purposes and that certain Second Amendment to Geothermal Lease dated as of May 5, 2007 for reference purposes (as so assigned and amended, and as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Kosmos Lease");

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                                        (iii)     the geothermal leasehold estates (collectively, the "BLM Leasehold Estates") described as Parcels 2, 3, 7, 15, 17, 18 and 27 of Exhibit A, created by those certain Leases for Geothermal Resource executed by United States Department of the Interior Bureau of Land Management ("BLM") as Lessor, described on Exhibit B (collectively, the "BLM Leases," and, together with the Kosmos Lease, collectively, the "Geothermal Leases"; the Kosmos Leasehold Estate and the BLM Leasehold Estates are sometimes collectively called the "Geothermal Leasehold Estates"); and

                                        (iv)      the licenses, rights-of-way and easements (collectively, the “Easement Estates”) described as Parcels 5, 6, 19, 20, 24, and 26 of Exhibit A, created by those certain Right-of-Way Grant/Temporary Use Permit executed by BLM, described on Exhibit C (collectively, the "BLM ROWs").

                          B.        Trustor is the owner of the Water Rights (defined below).

                          C.        Trustor has constructed and plans to operate and maintain an approximately 8.6 MW (net) geothermal electric generation facility (the "Project") on the Land, as further described in the Note Agreement (as defined below).

                          D.        Trustor has duly authorized the execution and delivery of a Note Purchase Agreement, dated as of the date hereof (as may be amended, modified or supplemented from time to time, the "Note Agreement"), by and between Trustor, and the purchasers of the notes named therein, providing for the issue of Trustor's senior secured notes thereunder (the "Notes").

                          E.        Certain capitalized terms used in this Deed of Trust are defined in Article 7 hereof. Terms not otherwise defined in this Deed of Trust shall have the meanings given them in the Note Agreement.

                          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Trustor agrees as follows for the benefit of Trustee and Beneficiary:

ARTICLE 1. GRANT IN TRUST

                          Trustor hereby irrevocably and unconditionally grants, bargains, sells, transfers, conveys, sets over and assigns to Trustee, in trust, for the benefit of Beneficiary, with power of sale and right of entry and possession, all of Trustor's right, title and interest, whether now owned or hereafter acquired, in or to the property and rights listed in paragraphs (a) through (t) below (hereinafter collectively referred to as the "Property"):

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                          (a)        The Site Leasehold Estate;

                          (b)        The Geothermal Leasehold Estates;

                          (c)        The Easement Estates;

                          (d)        All Improvements constructed, installed or placed, and to be constructed, installed or placed by or for Trustor in, on or under the Land, including any alterations or replacements;

                           (e)        All Water Rights, including, for purposes of clarity, the Water Rights described on Exhibit D;

                          (f)        All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, utility rights, sewer rights, air rights and development rights, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Site Leasehold Estate, the Geothermal Leasehold Estates, the Easement Estates or Improvements and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of Trustor of, in and to the Land and the Improvements, with the appurtenances thereto whether now owned or hereafter acquired by Trustor;

                          (g)        All Fixtures and accessions thereof and renewals, replacements thereof and substitutions therefor, now or hereafter located upon the Land or the Improvements, or appurtenances thereto;

                          (h)        All awards of payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property to the extent actually received by Trustor, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer or part thereof made in lieu of or in anticipation of the exercise of said right), or for any other injury to or decrease in the value of the Property;

                          (i)        All appurtenances in respect of or otherwise relating to the Site Lease, the Geothermal Leases or the documents or instruments creating the Easement Estates (collectively, the "Easement Agreements"), including, without limitation, renewal option and expansion rights, and all estate and rights of Trustor of, in and to (i) all modifications, extensions and renewals of the Site Lease, the Geothermal Leases or the Easement Agreements and all rights to renew or extend the term thereof, (ii) all credits to and deposits of Trustor under the Site Lease, the Geothermal Leases or the Easement Agreements, (iii) all other options and privileges granted, assigned and demised to Trustor under the Site Lease, the Geothermal Leases or the Easement Agreements, (iv) all of the right and privilege of Trustor to terminate, cancel, abridge, surrender, merge, modify or amend the Site Lease, the Geothermal Leases or the Easement Agreements, and (v) any and all possessory rights of Trustor and other rights or privileges of possession, including, without limitation, Trustor's right to elect to remain in possession of the Land or Site Leasehold Estate or the Geothermal Leasehold Estates pursuant to Section 365(h)(1) of the United States Bankruptcy Code (11 U.S.C. §101 et seq.) (the "Bankruptcy Code");

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                          (j)        All of Trustor's claims and rights to damages and any other remedies in connection with or arising from the rejection of the Site Lease, any of the Geothermal Leases by the lessor under the Site Lease or any of the Geothermal Leases by the lessor thereunder or of any Easement Agreement by the grantor under any Easement Agreement (including any successors and assigns of such lessors and grantors, "Fee Owner") or any trustee, custodian or receiver appointed pursuant to the Bankruptcy Code in the event that there shall be filed by or against any Fee Owner any petition, action or proceeding under the Bankruptcy Code or under any other similar federal or state law now or hereafter in effect (collectively, "Fee Owner's Bankruptcy");

                          (k)        All proceeds of and any unearned premiums on any property insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments (including with respect to a casualty thereto or condemnation thereof), or settlements made in lieu thereof, for damage to the Property;

                          (l)        The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property, subject to the terms of the Financing Documents;

                          (m)        All real estate, possessory interest and personal property tax refunds or rebates or charges in lieu of taxes now or hereafter assessed or levied against the Property, including interest thereon, and the right to receive the same, whether such refunds or rebates relate to fiscal periods before or during the term of this Deed of Trust, payable to Trustor with respect to the Property, and refunds, credits or reimbursements payable with respect to bonds, escrow accounts or other sums payable in connection with the use, occupation, enjoyment, development, operation or ownership of the Property;

                          (n)        To the extent assignable, all of Trustor's right, title and interest in and to all abstracts of title, plans, specifications, operating manuals, computer programs, computer data, maps, surveys, studies, reports, permits and licenses, governmental approvals, appraisals, architectural, engineering and construction contracts, books of account, insurance policies and other documents, of whatever kind or character, relating to the Project;

                          (o)        All right, title and interest of every nature of Trustor in all receivables and other accounts of Trustor (x) arising out of any sale, lease or other transfer of any interest in all or any portion of the Property, (y) in connection with any insurance policies covering all or any portion of the Property, and (z) any and all moneys deposited by Trustor or deposited on behalf of Trustor with any city, county, public body or agency, irrigation, sewer, or water district or company, gas or electric company, telephone company, and any other body or agency, for the installation, or to secure the installation of, any utility pertaining to the Property;

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                          (p)        All rights, titles, interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Land or in and to any greater estate in the Land or in and to any greater estate in the Property;

                          (q)        All of Trustor's right, title and interest in and to all property hereafter acquired or constructed by Trustor located at or used in connection with the Land which shall forthwith, upon acquisition or construction thereof by Trustor and without any act or deed by Trustor or Beneficiary, become subject to the lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and were specifically conveyed or encumbered hereby, including, without limitation the Personal Property;

                          (r)        Any liens and security interests in favor of Trustor securing payment of proceeds from the sale of energy (including station use credits), ancillary services or environmental credits (including portfolio energy credits) from the Project including, but not limited to, those liens and security interests provided for under the Nevada Uniform Commercial Code;

                          (s)        All Required Approvals; and

                          (t)        All products and Proceeds of the foregoing.

The Property shall not include the Excluded Assets.

ARTICLE 2. OBLIGATIONS SECURED

                          Trustor makes the foregoing grants under Article 1 hereof for the purpose of securing the following obligations, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all amendments, revisions or renewals thereof (collectively, the "Secured Obligations"):

                          2.1        Indebtedness. The prompt and complete payment and performance when due of the principal, interest (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Make-Whole Amount, and premium, if any, on all of the Notes issued and delivered and outstanding under the Note Agreement, the payment of all other sums owing under the Note Agreement and each other Financing Document (whether at stated maturity, by acceleration, because of mandatory prepayment, or otherwise, and including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), from time to time outstanding, and of all other amounts payable under the Financing Documents, and any modifications, extensions or renewals thereof (including, without limitation, (i) modifications of the required principal, interest and/or payment dates, deferring or accelerating said payment dates in whole or in part, and/or (ii) modifications, extensions or renewals at a different rate of interest, whether or not any such modification, extension or renewal is evidenced by a new or additional promissory note or notes); \

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                          2.2        Financing Documents. The payment, satisfaction, observance and performance of all other debts, liabilities, obligations, covenants, agreements, and duties of Trustor to Trustee and/or Beneficiary arising out of, connected with, or related to the Financing Documents and the transactions contemplated thereby (including, without limitation, all interest, fees, charges, expenses, attorneys' fees and consultants' fees); and

                          2.3        Further Secured Obligations. Payment of such further sums and/or performance of such further obligations as Trustor or a successor owner of the Property may undertake to pay and/or perform for the benefit of the Secured Parties, their successors or assigns, when said borrowing and/or obligation is evidenced by a writing or writings reciting that it or they are so secured by this Deed of Trust.

ARTICLE 3. ASSIGNMENT OF LEASES, CONTRACTS AND RENTS

                          3.1        Assignment of Leases, Contracts and Rents. Trustor hereby presently, absolutely, unconditionally and irrevocably assigns, warrants, transfers, conveys and sets over unto Beneficiary all right, title and interest of Trustor in and to (a) all present and future leases of the Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Property, and the geothermal resources, brine, minerals, heat, steam or other resources in, on or under the Property, or any portion of the foregoing ("Leases"); (b) all present and future licenses, contracts or other agreements relating to the production, sale, transmission or distribution of energy, heat, steam, brine, or other resources, ancillary services and environmental credits, energy credits or environmental attributes generated by the Project ("Contracts"); and (c) all the income, revenues, rents, royalties, issues, profits and proceeds of the Property, including without limitation all amounts payable and rights and benefits to Trustor under the Leases and Contracts (collectively, the "Rents"). The assignment of Leases, Contracts and Rents constitutes a present and continuing assignment and not merely the passing of a security interest, and Beneficiary's right to the Leases, Contracts and Rents is not contingent upon, and may be exercised without, possession of the Property. To the extent any provision of Article 3 hereof is inconsistent with the provisions of Chapter 107A of the Nevada Revised Statutes ("NRS"), the provisions of NRS Chapter 107A shall control.

                          3.2        Grant of License. All Rents from the Property are to be collected and deposited in accordance with the provisions of the Depositary Agreement and the other Financing Documents. Subject to the foregoing, and so long as no Event of Default shall have occurred and be continuing, Trustor shall have, as a revocable license from Beneficiary, the right to use the Rents in accordance with the Depositary Agreement and the other Financing Documents. Upon the occurrence and during the continuation of an Event of Default, the license may be revoked by Beneficiary and, in such event, Beneficiary may collect and apply the Rents to the Secured Obligations without notice and without taking possession of the Property. Trustor hereby appoints Beneficiary as its attorney-in-fact, which power of attorney is coupled with an interest and irrevocable, to sign the name of Trustor and to bind Trustor on all papers and documents relating to the operation, leasing and maintenance of the Property. Trustor shall do nothing to impair Beneficiary's ability to collect and retain the Rents herein assigned. All Rents collected by Trustor after revocation of Trustor's license shall be held by Trustor as trustee in a constructive trust for the benefit of Beneficiary only.

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                          3.3        Authorization and Direction to Third Parties. Trustor hereby irrevocably authorizes and directs the lessees under the Leases and the other parties to the Contracts to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases or Contracts, or for the performance of any of the lessees' undertakings under the Leases or contracting parties' undertakings under the Contracts, and the lessees and contracting parties shall have no right or duty to inquire as to whether any Event of Default has actually occurred or is then existing hereunder. Trustor hereby relieves the lessees and contracting parties from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

                          3.4        Effect of Assignment. The foregoing irrevocable assignment shall not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases or Contracts, or (c) responsible or liable for any dangerous or defective condition of the Property; or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other Person (except to the extent any of the foregoing are the result of the gross negligence or willful misconduct of Beneficiary). Beneficiary and Trustee shall not directly or indirectly be liable to Trustor or any other Person as a consequence of: (i) the exercise or failure to exercise by Beneficiary or Trustee, or any of their respective employees, agents, contractors or subcontractors, any of the rights, remedies or powers granted to Beneficiary or Trustee hereunder, or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Leases or Contracts.

                          3.5        Limitation on Liability; Indemnity. Beneficiary shall not be obligated to perform or discharge any obligation, duty or liability of Trustor under any of the Leases or Contracts by reason of this Article 3, and Trustor shall, and hereby agrees to indemnify Beneficiary and its officers, directors, employees, agents and affiliates for, and to hold such indemnified persons harmless from and against, any and all claims, liability (including Environmental Costs), expenses, losses or damages which may or might be asserted against or incurred by such indemnified persons solely by reason of Beneficiary's status as an assignee pursuant to the assignment of Leases, Contracts and Rents contained herein or in the Financing Documents. Should Beneficiary incur any such liability (other than solely as a result of its own gross negligence or willful misconduct), the amount thereof, including costs, expenses and attorneys' fees, shall constitute Secured Obligations and Trustor shall reimburse such indemnified person therefor promptly upon demand, as and to the extent set forth in the Financing Documents. This Section 3.5 shall survive the termination of this Deed of Trust and the removal or resignation of the Beneficiary.

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                          3.6        No Waiver. The exercise by Beneficiary of the option granted it in this Article 3 and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any Event of Default by Trustor under this Deed of Trust or any other Financing Document.

ARTICLE 4. RIGHTS AND DUTIES OF THE PARTIES

                          To protect the security of this Deed of Trust, Trustor hereby covenants and agrees as follows:

                          4.1        Title. Trustor warrants that it lawfully holds and possesses the Property free and clear of all liens other than Permitted Liens, and without limitation on the right to encumber except as set forth in the Financing Documents.

                          4.2        Taxes and Assessments. Trustor shall pay or cause to be paid, prior to delinquency all taxes, assessments and charges of any kind ("Taxes") imposed by any Governmental Authority or utility company which are or may become a lien upon the Property, any part thereof or interest therein; provided that Trustor shall have the right to contest the validity or amount of such Taxes as and to the extent permitted under the Note Agreement. Trustor shall also pay or cause to be paid, prior to delinquency, Taxes imposed by any Governmental Authority upon the Secured Parties and/or Beneficiary by reason of the interest in the Property created hereby or by reason of any payment, or portion thereof, made to the Secured Parties and/or Beneficiary hereunder or pursuant to any Secured Obligation hereby secured; provided, however, that, except as otherwise provided under the Note Agreement, Trustor shall have no obligation to pay or discharge any Secured Party's or Beneficiary's business or franchise taxes, federal or state income taxes or other taxes which are measured by and imposed upon the Secured Parties' or Beneficiary's net or gross income or receipts, and provided further that Trustor shall have the right to contest the validity or amount of such Taxes as and to the extent permitted under the Note Agreement.

                          4.3        Insurance. Trustor shall provide, maintain and deliver to the Secured Parties such insurance as may be required by the terms of the Financing Documents and Applicable Law from time to time, covering the Property.

                          4.4        Liens and Encumbrances. Trustor shall pay or cause to be paid, when due, all obligations secured by or reducible to liens other than Permitted Liens which shall now or hereafter encumber the Property or any part thereof or interest therein, whether senior or subordinate hereto, including without limitation all claims for work or labor performed, or materials or supplies furnished, in connection with any work of demolition, alteration, improvement of or construction upon the Property; provided, however, Trustor shall have the right to contest the validity or amount of such liens as and to the extent permitted under the Note Agreement.

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                          4.5        Disposition of Insurance and Condemnation Proceeds. Trustor assigns to Beneficiary (i) all awards for damages suffered or compensation paid by reason of a taking for public use of, or an action in eminent domain affecting all or any part of, the Property or any interest therein, and (ii) all proceeds of any insurance policies paid by reason of loss sustained to the Property or any part thereof. Beneficiary may apply any such sum to any Secured Obligation secured hereby and in such order as Beneficiary may in its sole option determine, subject to the provisions of the Financing Documents. Beneficiary shall be entitled to settle and adjust all claims under insurance policies provided hereunder; provided, however, that Beneficiary may, in the absolute discretion of Beneficiary and regardless of any impairment of security or lack of impairment of security, release to Trustor all or any part of the entire amount so collected upon any conditions Beneficiary chooses. Application of all or any portion of said funds, or the release thereof, shall not cure or waive any default or notice of default hereunder or invalidate any acts done pursuant to such notice.

                          4.6        Maintenance and Preservation of the Property.

                                        (a)        Subject to and in accordance with the provisions of the Financing Documents, Trustor shall: (i) keep the Property in good working order and condition, ordinary wear and tear excepted; (ii) maintain and preserve the Project and make all repairs, alterations, additions and replacements which are necessary for the Project to operate safely and to meet all requirements of Applicable Law, including all Required Approvals, all requirements of the Material Project Documents, all warranties and prudent industry practices; (ii) promptly inform Beneficiary and the Secured Parties of all demolition on or of the Property; (iii) complete or restore promptly and in good and workmanlike manner the Property or any part thereof which may be damaged or destroyed (provided, that, in the case of an insured loss, any insurance proceeds are made available by Beneficiary in accordance with the terms and conditions set forth in Section 4.5); (iv) comply with and not suffer any violations of (A) Applicable Law, (B) all covenants, conditions, restrictions and equitable servitudes, whether public or private, of every kind and character, and (C) all requirements of insurance companies and any bureau or agency which establishes standards of insurability, which Applicable Law, covenants or requirements affect the Property and pertain to acts committed or conditions existing thereon; (v) not commit or permit waste of the Property or any part thereof; (vi) perform the obligations required to be performed by Trustor in the Site Lease, the Geothermal Leases and the Easement Agreements; (vii) make no further assignment of rents of the Property; (viii) not create or consent to any deed of trust, mortgage or other encumbrance upon the Property other than the Permitted Liens; and (ix) execute and, where appropriate, acknowledge and deliver such further instruments as Beneficiary or Trustee deems necessary or appropriate to preserve, continue, perfect and enjoy the security provided for herein.

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                                        (b)        Trustor shall not seek, make, or consent to any agreements or restrictions, or any change in the zoning or conditions of use of the Property, that would be binding on Trustor's successors or assigns or that would affect the ability of Trustor to continue to use the Property for the purposes of owning and operating power generating and related facilities, without the prior written consent of Beneficiary. Trustor shall comply with and make all payments required under the provisions of any covenants, conditions, or restrictions affecting the Property. Trustor shall comply with all existing and future requirements Governmental Authorities having jurisdiction over the Property.

                          4.7        Defense and Notice of Actions. Trustor shall, without liability, cost or expense to the Secured Parties, Beneficiary or Trustee, protect, preserve and defend (by counsel reasonably satisfactory to Beneficiary) title to the Property, the security hereof and the rights or powers of Beneficiary or Trustee hereunder. Said protection, preservation and defense shall include, without limitation, protection, preservation and defense against any termination, forfeiture, or other cancellation of any rights constituting the Property and all adverse claimants to title or any possessory or non-possessory interest therein, whether or not such claimants or encumbrances assert title paramount to that of Trustor or claim their interest on the basis of events or conditions arising subsequent to the date hereof, except for the Permitted Liens. Trustor shall give the Secured Parties and Beneficiary prompt notice in writing of the filing of any such action or proceeding, and Beneficiary shall have the right to intervene and participate in such proceeding.

                          4.8        Site Lease, Geothermal Leases and Easement Agreements.

                                      (a)        Trustor shall promptly and fully keep, observe and perform, or cause to be kept, observed and performed, all of the terms, covenants, provisions and agreements imposed upon or assumed by Trustor under the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases and the Contracts, and Trustor shall not do or fail to do, or permit or fail to permit to be done, any act or thing, the doing or omission of which will give any other party under the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases or the Contracts a right to terminate or to abate any material payment due thereunder. Trustor shall not under any circumstances modify, amend, cancel, or terminate any of the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases or the Contracts without Beneficiary's prior written consent, and any attempted modification, cancellation, amendment or termination of any of the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases or Contracts without such consent shall be void and of no force or effect whatsoever.

                                      (b)        If Trustor shall, in any manner, fail to comply with subsection (a) above, Trustor covenants and agrees that Beneficiary may (but shall not be obligated to) take, upon five (5) business days' written notice to Trustor (or upon lesser notice, or without notice, if Beneficiary reasonably deems that the same is required to protect its interest in the Property), any action that Beneficiary shall reasonably deem necessary or desirable to keep, observe and perform or cause to be kept, observed or performed any such terms, covenants, provisions or agreements and to enter upon the Property and take all action thereon as may be necessary to prevent or cure any default by Trustor in the performance of or compliance with any of Trustor's covenants or obligations under the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases or the Contracts. Beneficiary may rely on any notice of default received from any lessor, lessee or other contracting party. Trustor shall promptly deliver to the Secured Parties and Beneficiary a copy of any notice relating to the Site Lease, the Geothermal Leases, the Easement Agreements, the Leases or the Contracts, including without limitation, defaults received from a lessor, lessee or other contracting party or the trustee, receiver or successor for or to a lessor, lessee or other contracting party. The Secured Parties and Beneficiary may expend such sums of money as are reasonable and necessary for any such purposes, and Trustor hereby covenants and agrees to pay to Secured Parties and Beneficiary, immediately upon demand, all sums so reasonably expended by the Secured Parties or Beneficiary, together with interest thereon from the date of such payment at the Default Rate, and until so paid by Trustor, all sums so reasonably expended by the Secured Parties or Beneficiary and the interest thereon shall be added to the Secured Obligations secured by the lien and legal operation and effect of this Deed of Trust.

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                          4.9        Consents. Trustor shall obtain and maintain the consent or approval to the lien of this Deed of Trust from any Person whose consent or approval is required to the granting of a lien on any interest in the Property.

                          4.10      Right of Inspection. Beneficiary and its agents, contractors and employees, may enter the Property upon reasonable prior notice during normal business hours for the purpose of inspecting the Property and ascertaining Trustor's compliance with the terms hereof.

                          4.11      Acceptance of Trust, Notice of Indemnification. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by Applicable Law. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing by Beneficiary.

                          4.12      No Merger. If both the respective Fee Owner's and Trustor's estates under any Site Lease, Geothermal Lease or Easement Agreements shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and in such event, Beneficiary shall continue to have and enjoy all of the rights, title, interest and privileges of Beneficiary as to the separate estates. In addition, foreclosure of such property shall not destroy or terminate the Site Lease, Geothermal Leases or Easement Agreements by application of the doctrine of merger or as a matter of law or as the result of foreclosure unless Beneficiary or any purchaser at a foreclosure sale may so elect. In the event Trustor shall at any time prior to the release of this Deed of Trust, acquire fee simple title to the Site Leasehold Estate, any Geothermal Leasehold Estate or any Easement Estate, such fee simple title shall not merge with the Site Leasehold Estate, such Geothermal Leasehold Estate or such Easement Estate encumbered by this Deed of Trust, but such fee simple title shall immediately, without further action on the part of Beneficiary, become subject to the lien hereof. In the event of such acquisition by Trustor, Trustor agrees to execute and deliver to Beneficiary such further instruments, conveyances and assurances as Beneficiary may reasonably require in order to further confirm and assure that the fee simple title so acquired by Trustor is subject to the terms, provisions and lien of this Deed of Trust. Without limiting the foregoing sentence, Trustor hereby irrevocably appoints Beneficiary its true and lawful attorney-in-fact (which appointment shall be deemed to be an agency coupled with an interest), with full power of substitution, to prepare, execute, deliver, file and record all such instruments and documents in the name and behalf of Trustor.

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                          4.13      Preservation of Permits and Compliance with Laws. Trustor will take or cause to be taken all such action as may from time to time be necessary to obtain, preserve, maintain and renew all governmental approvals, including, without limitation, all Required Approvals, authorizations, waivers (including approved requests for determination), certificates, and permits now or hereafter granted or upon it conferred that are reasonably necessary or beneficial to the construction, ownership, operation, and maintenance of the Project, in accordance with the Financing Documents. Trustor will comply with, and will cause all Persons acting under or through Trustor to comply with all governmental approvals, including, but not limited to, all Required Approvals, authorizations, waivers (including approved requests for determination), certificates, and permits, and laws, rules, and regulations applicable to Trustor, the Project, the Site Leasehold Estate, the Geothermal Leasehold Estates or the Easement Estates.

                          4.14      Powers of Trustee. From time to time, upon written request of Beneficiary, upon presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any Person for payment or performance of any of the Secured Obligations secured hereby, Trustee may, without liability therefor and without notice, (i) reconvey all or any part of the Property, (ii) consent to the making of any map or plat thereof, (iii) join in granting any easement thereon, (iv) join in any declaration of covenants and restrictions, or (v) join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Trustor shall pay to Trustee compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including attorneys' fees. Trustor indemnifies Trustee, Beneficiary and the Secured Parties and their respective directors, officers, employees, agents and Affiliates against all losses, claims, demands and liabilities (including Environmental Costs) (except losses, claims, demands or liabilities arising solely from the gross negligence or willful misconduct of the indemnified party as finally determined by a court of competent jurisdiction) that Trustee, Beneficiary or the Secured Parties may incur, suffer, or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by Applicable Law. The foregoing indemnity provision shall survive the termination of this Deed of Trust and the removal or resignation of the Trustee or Beneficiary.

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                          4.15      Substitution of Trustee. From time to time, by a writing prepared in accordance with Applicable Law and signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such instrument of substitution shall discharge Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named Trustee herein. A writing recorded pursuant to the provisions of this Section 4.15 shall be conclusive proof of the proper substitution of such new trustee.

                          4.16      Acceleration Upon Sale or Encumbrance. Upon a Transfer, whether voluntary, involuntary or by operation of law, of all or any part of the Property without the prior written consent of Beneficiary that is not a permitted Transfer under the Financing Documents, Beneficiary may, at its sole option, accelerate and declare the Secured Obligations immediately due and payable. Furthermore, the amalgamation, merger or consolidation of Trustor with or into any other Person or the issuance, sale, or, other disposition by Trustor of any shares of its capital stock or any other interest in Trustor, that is not permitted under the Financing Documents, shall be deemed a Transfer of the Property for purposes of this Section 4.16

                          4.17      Reconveyance. Trustee shall reconvey, without warranty, the Property or that portion thereof then held hereunder upon Beneficiary's written request, and upon payment in full of the Secured Obligations and surrender to Trustee for cancellation of this Deed of Trust. The recitals of any matters or facts in any reconveyance executed hereunder shall be conclusive proof of the truthfulness thereof. To the extent permitted by Applicable Law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of Persons claiming to be rightful grantees of any reconveyance. When the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Property to the Person or Persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

                          4.18      Certain Taxes. In the event of the passage, after the date of this Deed of Trust, of any Applicable Law deducting from the value of the Property the amount of any lien thereon for the purpose of taxation, or changing in any way Applicable Law now in force for the taxation of deeds of trust or debts secured by deeds of trust or similar instruments, or the manner of the collection of any such taxes, so as to affect this Deed of Trust, or imposing payment of the whole or any portion of any Taxes against the Property, Trustor shall pay or cause to be paid such Tax or increased portion and shall agree with Beneficiary and the Secured Parties in writing to pay, or reimburse Beneficiary and the Secured Parties for the payment of, any such Tax or increased portion thereof when thereafter levied or assessed against the Property or any portion thereof. Such obligations of Trustor whether or not evidenced under an agreement shall be secured by this Deed of Trust.

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                          4.19      Water Rights. The Water Rights are, and will be for the duration of this Deed of Trust, in good standing with the Nevada Division of Water Resources ("NDWR"), and Trustor has paid and shall pay all fees required to maintain the Water Rights in good standing, has complied and shall comply with all deadlines (or obtained all necessary extensions), and performed and shall perform all other work or other obligations required or necessary to maintain the availability, validity, and good standing of the Water Rights. Without limiting the foregoing, Trustor covenants with Beneficiary as follows:

                                        (a)        Trustor shall comply with all filing deadlines, pay all fees, file for such extensions, and perform such work or other obligations (including such work necessary to obtain approval of proofs of completion and proofs of beneficial use) which are required in connection with the Water Rights or which are necessary to maintain the availability, validity, and good standing of the Water Rights;

                                        (b)        Beneficiary shall have the right, but not the obligation, to complete and make all filings, pay all fees, file such extensions, and perform such work or other obligations which are required in connection with the Water Rights or which are necessary to maintain the availability, validity, and good standing of the Water Rights if Trustor fails to take such actions. Trustor shall be responsible for any and all associated fees and costs;

                                        (c)        Trustor shall provide a copy of all correspondence related to the Water Rights (excluding general notices not specifically applicable to the Water Rights), including, without limitation, any filings received from, or sent to, NDWR, to Beneficiary within three (3) business days following receipt or transmittal by Trustor;

                                        (d)        If Trustor fails to put the full quantity of water authorized for use with respect to any NDWR permit comprising a portion of the Water Rights to beneficial use by NDWR’s deadline for filing a proof of beneficial use for such permit (as the same may be actually and validly extended), or for two (2) consecutive years after the filing a proof of beneficial use with respect to such permit, Beneficiary shall have the right, but not the obligation, to take all necessary actions to put such water to beneficial use, including, without limitation, filing applications to change the point of diversion, manner of use, and/or place of use for such Water Rights, and allowing such water rights to be used by third parties, including Beneficiary, in order to ensure that the full quantity of water authorized for use under such permit is placed to beneficial use and is not subject to forfeiture or abandonment. Trustor shall be responsible for any and all associated fees and costs in the above-referenced process;

                                        (e)        Trustor shall obtain the written consent of Beneficiary prior to filing an application to change the point of diversion, manner of use and/or place of use of any of the Water Rights. Further, Trustor shall obtain the written consent of Beneficiary prior to filing any other document that changes, or proposes to change, in any way the point of diversion, place of use or manner of use of the Water Rights;

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                                        (f)        Trustor shall not take any action consistent with abandoning or forfeiting the Water Rights;

                                        (g)        Trustor shall file a Proof of Completion and a Proof of Beneficial Use with NDWR for each uncertificated Water Right in accordance with the provisions of the Note Agreement;

                                        (h)        If Trustor fails to make any filing, fails to put the full quantity of Water Rights to beneficial use, or otherwise takes or fails to take any action with respect to the Water Rights resulting in a forfeiture or cancellation action by the NDWR, Beneficiary shall have the right to appear in such action and, if necessary, prosecute an appeal of the decision on behalf of Trustor, and Beneficiary is hereby appointed as the Trustor's attorney-in-fact to prosecute such appeal and execute any documents, including administrative appeals and court filings, in connection therewith on behalf of Trustor. This appointment is coupled with an interest and may not be revoked. Trustor shall be responsible for any and all associated fees and costs of such actions; and

                                        (i)        Trustor shall not transfer or further encumber the Water Rights (including by lease), or any portion thereof, or put the Water Rights to any use other than for the benefit of the Project.

ARTICLE 5. DEFAULT PROVISIONS

                          5.1        Rights and Remedies. At any time after the occurrence and during the continuance of an Event of Default, the Secured Parties, Beneficiary and Trustee, to the fullest extent permitted by Applicable Law and Governmental Authority, shall have the following rights and remedies:

                                        (a)        To declare all Secured Obligations immediately due and payable;

                                        (b)        With or without notice, and without releasing Trustor from any obligation hereunder, to cure any default of Trustor and, in connection therewith, to enter upon the Property and to perform such acts and things as Beneficiary or Trustee deem necessary or desirable to inspect, investigate, assess and protect the security hereof, including without limitation of any other rights: to obtain a court order to enforce Beneficiary's right to enter and inspect the Property; to have a receiver appointed; to enforce Beneficiary's right to enter and inspect the Property for Hazardous Materials pursuant to NRS 40.507; to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder; to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the reasonable judgment of either Beneficiary or Trustee, is prior or superior hereto, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; to pay any premiums or charges with respect to insurance required to be carried hereunder; and to employ counsel, accountants, contractors and other appropriate persons to assist them;

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                          (c)        To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a deed of trust or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor covenants and agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subsection (c), Trustor waives the defense of laches and any applicable statute of limitations;

                          (d)        Beneficiary or its employees, acting by themselves or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of and contract to dispose of the Property or any part thereof; negotiate with Governmental Authorities with respect to the Property's environmental compliance and remedial measures; make, terminate, enforce or modify Leases upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees and counsel, make repairs, alterations and improvements to the Property necessary, in Trustee's or Beneficiary's judgment, to protect and preserve the security thereof; to incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or to take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under the Financing Documents. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorneys' fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under this subparagraph, shall be applied to the Secured Obligations in accordance with the Financing Documents. Except as required by Applicable Law, neither application of said sums to said indebtedness nor any other action taken by Beneficiary under this subparagraph shall cure or waive any Event of Default or notice of default hereunder or nullify the effect of any such notice of default. Beneficiary or Trustee, or any employee or agent of Beneficiary or Trustee, or a receiver appointed by a court, may take any action or proceeding hereunder without regard to (i) the adequacy of the security for the Secured Obligations secured hereunder, (ii) the existence of a declaration that the Notes have been declared immediately due and payable, or (iii) the filing of a notice of default, except as required by Applicable Law;

                          (e)        To exercise the power of sale granted to Trustee hereunder, and in connection therewith, to execute a written notice of such Event of Default and of its election to cause the Property, or so much thereof as is real property, to be sold; Trustee shall give and record such notice as Applicable Law requires as a condition precedent to a Trustee's sale. When the minimum period of time required by Applicable Law after such notice has elapsed, Trustee, without notice to or demand upon Trustor except as otherwise required by Applicable Law, shall sell the Property at the time and place of sale fixed by it in the notice of sale and in such order as it or Beneficiary may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale (the obligations hereby secured being the equivalent of cash for purposes of said sale). If the Property consists of several lots, parcels, or items of property, Beneficiary may: (i) designate the order in which such lots, parcels, or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, through two or more successive sales, or in any other manner Beneficiary deems in its best interest. Trustor shall have no right to direct the order in which the Property is sold. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at such time fixed by the preceding postponement. Trustee shall deliver to the purchaser at such sale a deed conveying the Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Trustee, Trustor, Beneficiary or the Secured Parties, may purchase at such sale.

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                          Trustor hereby agrees to the assignment of the BLM Leases and all the BLM ROWs, following any foreclosure sale or conveyance by deed in lieu of foreclosure, to the transferee entitled to such Property at such foreclosure sale or through such deed in lieu of foreclosure. To the extent that the BLM or any other agency requires the assignor of the BLM Leases or a BLM ROW to execute any assignment, assignment application, or other document or instrument with respect to such assignment, Trustor agrees to execute such assignment following such foreclosure or deed in lieu of foreclosure. In addition to, and not in lieu of, Trustor’s agreement to execute any necessary assignments and transfer forms following a foreclosure sale or after a deed in lieu of foreclosure, Trustor agrees to execute, at any time during the term of this Deed of Trust, any such assignments and forms that Beneficiary may reasonably request for Beneficiary’s delivery to the BLM following a foreclosure or deed in lieu of foreclosure with respect to a BLM Lease or a BLM ROW. Additionally, Trustor hereby appoints Beneficiary as Trustor’s attorney-in-fact to execute any such assignments, assignment applications, forms and any other documents or instruments required to effectuate such assignments on behalf of Grantor; this appointment is coupled with an interest and cannot be revoked.

                          In connection with any sale or sales hereunder, Beneficiary may elect to treat any of the Property which consists of a right in action or which is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property or a Fixture, as the case may be, and dispose of the same in accordance with Applicable Law separate and apart from the sale of real property. Any sale of any personal property or Fixtures hereunder shall be conducted in any manner permitted by the UCC.

                          After deducting all costs, fees and expenses of Trustee and of this trust, including all costs of evidence of title and reasonable attorneys' fees in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums so expended under the terms hereof not then repaid, the payment of the Secured Obligations in accordance with the Financing Documents; and the remainder, if any, to the person or persons legally entitled thereto; and

                          (f)        To resort to and realize upon the security hereunder and any other security now or hereafter held by Beneficiary in such order and manner as Trustee and Beneficiary or either of them may, in their sole discretion, determine; and resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non judicial proceedings, or both.

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                          5.2        Payment of Costs, Expenses and Attorneys' Fees. All costs and expenses incurred by Beneficiary pursuant to Section 5.1 (including without limitation court costs, consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate, from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Property held pursuant to subsections 5.1(c) or 5.1(e) above, the amount of said costs, expenses and interest in addition to the amount of the other Secured Obligations hereby secured as a credit bid, which shall be deemed the equivalent of cash.

                          5.3        Remedies Cumulative. All rights and remedies of Beneficiary and Trustee hereunder are cumulative and in addition to all rights and remedies provided in the other Financing Documents, at law and in equity.

                          5.4        Releases, Extensions, Modifications and Additional Security. Without affecting the liability of any Person for payment of any Secured Obligation secured hereby, or the lien or priority of this Deed of Trust upon the Property, Beneficiary may, from time to time, with or without notice, do one or more of the following: release any Person's liability for the payment or satisfaction of any Secured Obligation secured hereby, make any agreement or take any action extending the maturity or otherwise altering the terms or increasing the amount of any Secured Obligation secured hereby, and accept additional security or release all or a portion of the Property and/or other security held to secure the Secured Obligations secured hereby.

                          5.5        Marshaling. Trustor hereby waives any right to require that any security given hereunder or under any other agreement securing the Secured Obligations be marshaled and further waives any right otherwise available in respect to marshaling of assets which secure any Secured Obligation or to require Beneficiary to pursue its remedies against any such assets.

                          5.6        Secured Parties' Right to Advance Funds. Any reference in this Deed of Trust to amounts advanced by or owed to Beneficiary shall be deemed to refer equally to amounts advanced by or owed to any of the Secured Parties under the Financing Documents, or which Trustor is otherwise liable for, and wherever Beneficiary is required or permitted to advance funds, such funds may be advanced by any of the Secured Parties with the same effect as if advanced by Beneficiary.

ARTICLE 6. SECURITY AGREEMENT AND FIXTURE FILING

                          6.1        Security Agreement; Fixture Filing. Trustor hereby grants, assigns and transfers to Beneficiary a first priority security interest in and to the personal property encumbered hereby, including, without limitation, the collateral described in Exhibit E ("Personal Property"); and this Deed of Trust shall constitute a security agreement pursuant to the UCC with respect to Personal Property located in Nevada. For purposes of treating this Deed of Trust as a security agreement, Trustor shall be deemed to be the "Debtor" and Beneficiary the "Secured Party". As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a financing statement filed as a fixture filing under NRS 104.9502(3), as amended or recodified from time to time.

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                                               6.1.1        Trustor is a limited liability company, duly organized under the laws of the State of Delaware. Trustor maintains a place of business in the State of Idaho at the address set forth in Section 8.11 of this Deed of Trust, such address is Trustor's mailing address; and Trustor will immediately notify Beneficiary in writing of any change in its place of business and/or mailing address. The organizational identification number for Trustor is 4514579.

                                        (a)        The Trustor irrevocably authorizes the Trustee and the Beneficiary, at any time and from time to time, to file, at the expense of the Trustor, in any UCC jurisdiction any financing statements and amendments thereto that contain information required by the UCC for the sufficiency of any financing statement or amendment. The Trustor agrees to promptly furnish any information necessary to prepare such financing statements and amendments upon prior written request. Notwithstanding the foregoing, nothing herein shall require the Trustee or the Beneficiary to file financing statements or continuation statements or be responsible for maintaining the security interest purported to be created as described herein, and such responsibility shall be solely the responsibility of the Trustor.

                                               6.1.3        In addition to Beneficiary's rights under the UCC, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Trustor, (i) give notice to any Person of Beneficiary's rights hereunder and enforce such rights; (ii) insure, protect, defend and preserve the Personal Property and any rights or interest of Beneficiary therein; (iii) inspect the Personal Property; and (iv) endorse, collect and receive any right to payment of money owing to Trustor under or from the Personal Property. Beneficiary shall have no duty or obligation to make or give any presentments, demand for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Personal Property.

                                               6.1.4        Upon the occurrence of a Default, Beneficiary shall have with respect to the Personal Property, in addition to all of its rights and remedies as stated in this Deed of Trust, all rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity.

                                               6.1.5        PARTS OF THE PERSONAL PROPERTY ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY.

                                               6.1.6        Beneficiary has no responsibility for and does not assume any of, Trustor's obligations or duties under any agreement or obligation which is part of the Personal Property or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Property.

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                                               6.1.7        Trustor and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating or impairing this Deed of Trust and the intention of the parties that everything used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Deed of Trust is and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the Property or (B) any award in eminent domain proceedings for taking or for loss of value or for any cause of action or proceeds thereof in connection with any damage or injury to the Property or any part thereof shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Beneficiary in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government, must be filed in the personal property records or other commercial code records.

                                               6.1.8        Except as otherwise authorized by the Financing Documents, Trustor shall not permit any of the Personal Property to be removed from the Improvements or the Land, as the case may be, without the prior written consent of Beneficiary unless Trustor is replacing obsolete or worn-out equipment with the items of Personal Property that are of equivalent or superior value and quality and Trustor has good and clear title to such replacements free and clear of any and all liens, encumbrances, security interests, ownership interests, claims of title (contingent or otherwise).

                                               6.1.9        Trustor hereby acknowledges that the sale of the Personal Property by Trustee after default of Trustor pursuant to the provisions of this Agreement and Chapter 107 of the Nevada Revised Statutes (as the same may be amended from time to time) or pursuant to a court order rendered in a judicial foreclosure proceeding, shall be deemed to constitute a "commercially reasonable" sale within the meaning of Article 9 of Chapter 104 of the Nevada Revised Statutes, as to the Personal Property collateral.

            Notwithstanding any provision to the contrary set forth herein, Beneficiary, may, at its sole discretion, choose such other means for sale of the Personal Property collateral or a portion or portions thereof, which Beneficiary deems to be reasonable, so long as such sale complies with the provisions of Article 9 of Chapter 104 of the Nevada Revised Statutes. In such event Beneficiary shall, in its sole discretion, determine which of the Property is personal property and therefore subject to the provisions of such Article 9.

                          6.2        Limitations. Except for Permitted Liens, Beneficiary has not consented to any other security interest of any other Person in the Personal Property and has not disclaimed any interest in the Personal Property. Beneficiary has not agreed or consented to the removal of the Personal Property from the Property, and any such consent by Trustor shall not be binding on Beneficiary.

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                          6.3        Removal. Trustor shall not, without the prior written consent of Beneficiary, remove or permit the removal of any Fixtures from the Property, except for Fixtures removed and replaced as permitted by the Financing Documents. Beneficiary further reserves the right to prohibit the removal of any Fixtures by any Person with the legal right to remove any such Fixtures from the Property unless and until such Person makes arrangements with (and satisfactory to) Beneficiary for the payment to Beneficiary of all costs of repairing any physical injury to the Property which may be caused by the removal of those Fixtures. Beneficiary shall have the right to require that any such payment shall be made directly to Beneficiary. If no Event of Default shall be continuing, Beneficiary shall make any such payments made directly to Beneficiary available to Trustor to pay the costs of repairing any physical injury caused by the removal of such Fixtures, subject to such requirements and conditions as Beneficiary may reasonably impose. If an Event of Default shall be continuing, Beneficiary may hold such payment as additional Collateral under this Deed of Trust or may apply such payment to any indebtedness secured by the Financing Documents pursuant to NRS 104.9608 (as applicable) or otherwise. Failure by Trustor to cause the delivery to Beneficiary of any such payment shall constitute both (a) waste under (and a breach of) this Deed of Trust; and (b) conversion of the Collateral under (and a breach of) the Financing Documents.

ARTICLE 7. DEFINITIONS

                          7.1        Defined Terms. The following terms shall have the meanings defined below for all purposes of this Deed of Trust, and the definitions shall be applicable to both the singular and the plural form of the term defined, where either of such form is used herein.

                          Affiliate: As defined in the Note Agreement.

                          Applicable Law: All controlling applicable federal, state and local statutes, regulations, ordinances and administrative rules and orders (that have the effect of law) as well as all applicable final, non-appealable judicial opinions.

                          Bankruptcy Code: As defined in Article 1.

                          Beneficiary: As defined in the first paragraph on page 1 hereof, but including any and all successor collateral agents for the Secured Parties or other successor beneficiaries.

                          BLM Leases: As defined in Recital A.

                          BLM ROWs: As defined in Recital A.

                          Collateral: As defined in Section 6.2.

                          Collateral Agency Agreement: As defined in the Note Agreement.

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                          Contracts: As defined in Section 3.1.

                          Deed of Trust: This Deed of Trust with Assignment of Leases, Contracts and Rents, Security Agreement and Fixture Filing, as amended and modified from time to time.

                          Default Rate: As defined in the Note Agreement.

                          Depositary: As defined in the first paragraph on page 1 hereof, but including any and all successor depositaries under the Depositary Agreement.

                          Depositary Agreement: As defined in the first paragraph on page 1.

                          Easement Estates: As defined in Recital A.

                          Environmental Costs: As defined in Section 8.16.

                          Environmental Laws: As defined in the Note Agreement.

                          Environmental Provisions: As defined in Section 8.16.

                          Excluded Assets: (a) Any property to the extent that a grant of a security interest in such property is prohibited by any Applicable Law, requires a consent not obtained of any Governmental Authority pursuant to such Applicable Law or is prohibited by, or constitutes a breach or default under or results in the termination of, or grants any Person (other than the Trustor) the right to terminate its obligations thereunder, or constitutes or results in the abandonment, invalidation or unenforceability of any right, title or interest of the Trustor therein, or requires any consent not obtained under, any lease, contract, authorization, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such Applicable Law or the term in such lease, contract, authorization, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including, without limitation, Sections 104.9406, 104.9407, 104.9408, or 104.9409 of the Nevada Revised Statutes); provided, that, any such property shall constitute an Excluded Asset only to the extent and for so long as the consequences specified above shall exist and shall cease to be an Excluded Asset and shall become subject to the lien of this Deed of Trust immediately and automatically, at such time as such consequence shall no longer exist; (b) any equipment (as such term is defined in the UCC) owned by the Trustor that is subject to a purchase money lien or a capital lease in each case constituting indebtedness permitted by the Note Agreement, if the contract or other agreement in which said lien is granted (or in the documentation providing for such capital lease) prohibits or requires the consent of any Person other than the Trustor as a condition to the creation of any other lien on such equipment, but only, in each case, to the extent, and for so long as, the indebtedness secured by the applicable lien or the capital lease has not been repaid in full or the applicable prohibition (or consent requirement) has not otherwise been removed or terminated; and (c) any cash or other property distributed or paid by the Trustor to any Person following a distribution or payment expressly permitted by the Note Agreement.

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                          Event of Default: As defined in the Note Agreement.

                          Fee Owner: As defined in Article 1.

                          Fee Owner's Bankruptcy: As defined in Article 1.

                          Financing Documents: As defined in the Note Agreement.

                          Fixtures: Personal property now owned or the ownership of which is hereafter acquired by Trustor which is so related to the Property that it is deemed a fixture or real property under Applicable Law, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, generators, fittings, apparatus and other items now owned or the ownership of which is hereafter acquired by Trustor and now or hereafter attached to, installed on or in, or used in connection with (temporary or permanently), any of the Land or Improvements, or which in some fashion are deemed to be fixtures to the Land or Improvements under the Applicable Law, including, but not limited to, equipment, engines, devices for the operation of electrical generators, transmission or distribution systems, pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Trustor's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof.

                          Governmental Authority: As defined in the Note Agreement.

                          Geothermal Lease: As defined in Recital A.

                          Hazardous Materials: As defined in the Note Agreement and as further defined in Section 8.15(a) .

                          Improvements: Any and all buildings, structures, Fixtures, facilities, utility sheds, workrooms, transmission towers, open parking areas, and all other structures and improvements of every kind whatsoever owned or installed by or for Trustor on the Land, and any and all additions, alterations, betterments or appurtenances thereto, and all renewals, substitutions or replacements now or at any time owned, or hereafter acquired by Trustor and situated, placed or constructed on, over or under the Land or any part thereof.

                          Kosmos Lease: As defined in Recital A.

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                          Kosmos Leasehold Estate: As defined in Recital A.

                          Land: As defined in Recital A.

                          Leases: As defined in Section 3.1.

                          Make-Whole Amount: As defined in the Note Agreement.

                          Material Adverse Effect: As defined in the Note Agreement.

                          Material Project Documents: As defined in the Note Agreement.

                          Note Agreement: As defined in Recital C.

                          Notes: As defined in Recital C.

                          Official Records: As defined in Recital A.

                          Permitted Liens: As defined in the Note Agreement.

                          Person: As defined in the Note Agreement.

                          Personal Property: As defined in Section 6.1 hereof.

                          Proceeds: All of Trustor's right, title and interest now held or hereafter acquired, to all proceeds (including claims or demands thereto) from the conversion, voluntary or involuntary, of any of the Property into cash or liquidated claims, including, without limitation, proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments in lieu thereof made by any public body or decree by any court of competent jurisdiction for taking or for degradation of the value in any condemnation or eminent domain proceeding and all causes of action and the proceeds thereof of all types for any damage or injury to the Land, Improvements, Easement Estates, Fixtures or personal property which is a portion of the Collateral or any part thereof, including, without limitation, causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact and all proceeds from the sale thereof.

                          Project: As defined in Recital A.

                          Property: As defined in Article 1.

                          Rents: As defined in Section 3.1.

                          Required Approval: As defined in the Note Agreement.

                          Secured Obligations: As defined in Article 2.

                          Site Lease: As defined in Recital A.

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                          Site Leasehold Estate: As defined in Recital A. Taxes: As defined in Section 4.2.

                          Transfer: As defined in the Note Agreement.

                          Trustee: As defined in the first paragraph on page 1 hereof but also including any successor trustee.

                          Trustor: As defined in the first paragraph on page 1 hereof, but also including any subsequent owner or owners of the Property.

                          UCC: The Uniform Commercial Code as in effect in the State of Nevada, as amended and recodified from time to time.

                          Water Rights: As defined in Exhibit D.

ARTICLE 8. MISCELLANEOUS PROVISIONS

                          8.1        Non-Waiver. By accepting payment of any sum secured hereby after its due date or late performance of any Secured Obligation, Beneficiary shall not waive its right against any Person obligated directly or indirectly hereunder or on any Secured Obligation, either to require prompt payment or performance when due of all other sums and Secured Obligations or to declare default for failure to make such prompt payment or performance. No exercise of any right or remedy by Beneficiary or Trustee hereunder shall constitute a waiver of any other right or remedy herein contained or provided by Applicable Law.

                          8.2        Further Assurances. Trustor shall, upon demand by Beneficiary or Trustee, execute, acknowledge (if appropriate) and deliver any and all documents and instruments and do or cause to be done all further acts reasonably necessary or appropriate to effectuate the provisions hereof.

                          8.3        Usury Savings Clause. Nothing contained herein or in the Financing Documents shall be deemed to require the payment of interest or other charges by Trustor in excess of the amount the Secured Parties may lawfully charge. In the event Beneficiary or the Secured Parties shall collect monies which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged lawfully, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Secured Parties, be returned to Trustor or credited against the principal balance of any Secured Obligation then outstanding.

                          8.4        [Intentionally omitted.]

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                          8.5        No Joint Venture. Beneficiary and the Secured Parties neither undertake nor assume any responsibility or duty to Trustor or to any third party with respect to the Property. Notwithstanding any other provisions of this Deed of Trust and the Financing Documents: (a) Beneficiary and the Secured Parties are not, and shall not be construed as, a partner, joint venturer, alter-ego, manager, controlling person or other business associate or participant of any kind of Trustor and Beneficiary and the Secured Parties do not intend to ever assume such status; (b) Beneficiary and the Secured Parties do not intend to ever assume any responsibility to any Person for the quality, suitability, safety or condition of the Property; and (c) Beneficiary and the Secured Parties shall not be deemed responsible for or a participant in any acts, omissions or decisions of Trustor. Except to the extent caused by their own gross negligence or willful misconduct, Beneficiary and the Secured Parties shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any Person or property arising from any construction on, or occupancy or use of, any of the Property, whether caused by or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Trustor or any of Trustor's agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on any of the Property or any fire, flood or other casualty or hazard thereon; (iv) the failure of Trustor, any of Trustor's licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property in a safe condition; and (v) any nuisance made or suffered on any part of the Property.

                          8.6        Beneficiary's Duties; Reliance by Beneficiary.

                                        (a)        The powers conferred on the Beneficiary hereunder are solely to protect its interest in the Property and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Property in its possession and the accounting for monies actually received by it hereunder, the Beneficiary shall have no duty as to any Property or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Property. The Beneficiary shall be deemed to have exercised reasonable care in the custody and preservation of any Property in its possession if such Property is accorded treatment substantially equal to that which the Beneficiary accords its own property, it being understood that the Beneficiary shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Property.

                                        (b)        Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Beneficiary or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Beneficiary, it is understood that in all cases the Beneficiary shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such advice or concurrence of the other Secured Parties, as it deems appropriate. This provision is intended solely for the benefit of the Beneficiary and its successors and permitted assigns and is not intended to and will not entitle Trustor to any defense, claim or counterclaim, or confer any rights or benefits on Trustor.

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The Beneficiary shall act hereunder only in accordance with the terms and conditions of the Collateral Agency Agreement. Any and all actions the Beneficiary takes or omits to take hereunder shall be covered by the indemnity provisions of the Collateral Agency Agreement which shall be deemed to be incorporated by reference herein. In the case of a conflict between this Deed of Trust and the Collateral Agency Agreement, the Collateral Agency Agreement shall govern the rights and obligations of the Beneficiary.

                                        (c)        The Beneficiary's performance under this Agreement shall be subject to, and the Beneficiary shall be entitled to, all protections, indemnities and rights provided in the Collateral Agency Agreement.

                          8.7        Rules of Construction. When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts which they may do and acts Trustor must or must not do shall not exclude or limit the general. The headings of the paragraphs are for information and convenience and do not limit or construe the contents of any provision hereof.

                          8.8        Severability. If any term of this Deed of Trust, or the application thereof to any Person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Deed of Trust, or the application of such term to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Deed of Trust shall be valid and enforceable to the fullest extent permitted by Applicable Law.

                          8.9        Successors in Interest. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.

                          8.10      Request for Notice. To the extent provided by Applicable Law, Trustor hereby requests that a copy of any notice of default and/or notice of sale filed pursuant hereto be mailed to Trustor at the address set forth in Section 8.11 below.

                          8.11      Notices. All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and delivered, mailed or sent by hand delivery, recognized overnight courier, or registered or certified mail addressed as follows:

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To TRUSTOR at:	USG Nevada, LLC
c/o U.S. Geothermal Inc.
1505 Tyell Lane
Boise, Idaho 83706
Attn: Dennis Gilles
Fax: 208-424-1030
dgilles@usgeothermal.com

To BENEFICIARY at:	Deutsche Bank Trust Company Americas
Trust and Agency Services
60 Wall Street, 27th Floor
Mail Stop: NYC60 - 2710
New York, New York 10005
Attn: Project Finance, USG Nevada
Fax: 732-578-4636

Any such notice or demand shall be deemed given three (3) days following the date of mailing, if sent by certified mail, return receipt requested, or on the date of actual receipt if delivered or sent by any other method (including facsimile and "pdf" attachment to an e-mail). The above addresses may be changed from time to time by either party by giving notice as heretofore provided.

                          8.12      No Oral Modification. This Deed of Trust may not be changed or terminated orally. This Deed of Trust may be modified or terminated only by a written instrument or instruments executed by Trustor and Beneficiary. Any alleged modification or termination that is not so documented shall not be effective as to any party. Any agreement made by Trustor and Beneficiary after the date of this Deed of Trust relating to this Deed of Trust shall be superior to the rights of the holder of any intervening or subordinate deed of trust, lien or encumbrance.

                          8.13      Recording of Deed of Trust. Trustor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements, continuation statements, and, with respect to the Water Rights, NDWR Notices of Pledge relating hereto to be recorded, filed, re-recorded and refilled in such manner and in such places as are necessary to perfect the Beneficiary's lien therein or as Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refilling taxes, fees and other charges relating thereto and Trustor hereby authorizes Beneficiary to take all such action without further authorization or signature of Trustor to the extent allowed by law, at Trustor's cost and expense.

                          8.14      Law Applicable To Deed of Trust. This Deed of Trust shall be construed under and interpreted in accordance with the laws of the state in which the Property is located.

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                          8.15     Hazardous Materials.

                                        (a)        Trustor represents and warrants that no Hazardous Materials exist on, under or about the Property or, to the best of Trustor's knowledge after diligent inquiry, have been transported to or from the Property or used, generated, manufactured, stored or disposed of on, under or about the Property and the Property is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or the environmental conditions on, under or about the Property, including, without limitation, soil and groundwater conditions. "Hazardous Materials" shall include: (i) oil, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials or pollutants which pose a hazard to the Property or to persons on or about the Property, cause the Property to be in violation of any local, state or federal law or regulation or are defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, but not limited to: (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. §9601, et seq.; (B) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. §1801, et seq.; (C) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. §6901, et seq.; (D) the applicable provisions of NRS Chapters 444, 445A, 445B, 445C, 459, 590 and 618; and the Uniform Fire Code (1988 Edition), each as hereafter amended from time to time and the present and future rules, regulations and guidance documents promulgated under any of the foregoing; and (E) regulations adopted and publications promulgated pursuant to the aforesaid laws; (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; and (iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of property adjacent to or surrounding the Property.

                                        (b)        Trustor shall, at its sole cost and expense, prevent the imposition of any lien against the Property for the cleanup of any Hazardous Materials and shall comply and cause (i) all tenants under any lease or occupancy agreement affecting any portion of the Property and (ii) any other person or entity on or occupying the Property, to comply with all federal, state and local laws, regulations, rules, ordinances and policies concerning the environment, health and safety and relating to the use, handling, production, disposal, discharge and storage of Hazardous Materials in, on or about the Property. Without limiting the generality of the foregoing, Trustor represents, covenants and agrees that the Property does not and will not contain any Hazardous Materials. Trustor hereby grants to Beneficiary, its agents, employees, consultants and contractors an irrevocable license to enter upon the Property and to perform such tests on the Property as are reasonably necessary to conduct an investigation and/or review.

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                                        (c)        Trustor shall promptly take any and all necessary remedial action in response to the presence, storage, use, disposal, transportation or discharge of any Hazardous Materials on, under or about the Property; provided, however that Trustor shall not, without Beneficiary's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under or about the Property, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims, proceedings, lawsuits or actions, completed or threatened pursuant to any Environmental Laws or in connection with any third party, if such remedial action, settlement, consent or compromise might, in Beneficiary's sole determination, impair the value of Beneficiary's security hereunder; Beneficiary's prior consent shall not, however, be necessary in the event that the presence of Hazardous Materials on, under or about the Property either (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Beneficiary's consent prior to undertaking such action. In the event Trustor undertakes any remedial action with respect to any Hazardous Materials on, under or about the Property, Trustor shall immediately notify Beneficiary of any such remedial action and shall conduct and complete such remedial action (A) in compliance with all applicable federal, state and local laws, regulations, rules, ordinances and policies, (B) to the satisfaction of Beneficiary and (C) in accordance with the orders and directives of all federal, state and local governmental authorities.

                                        (d)        Trustor shall protect, defend, indemnify and hold Beneficiary and Secured Parties, their respective directors, officers, employees and agents and any successors to Beneficiary's interest in the Property and any other person or entity who acquires any portion of the Property at a foreclosure sale, by the receipt of a deed in lieu of foreclosure or otherwise through the exercise of Beneficiary's rights and remedies under the Financing Documents and any successors to any such other person or entity and all directors, officers, employees and agents of all of the aforementioned indemnified parties, harmless from and against any and all claims, proceedings, lawsuits, liabilities, damages, losses, fines, penalties, judgments, awards, costs and expenses (including, without limitation, attorneys fees and costs and expenses of investigation) which arise out of or relate in any way to any use, handling, production, transportation, disposal or storage of any Hazardous Materials in, on or about the Property whether by Trustor or any tenant or other person occupying the Property or any other person or entity, including, without limitation: (i) all foreseeable and all unforeseeable consequential damages directly or indirectly arising out of (A) the use, generation, storage, discharge or disposal of Hazardous Materials by Trustor, any prior owner or operator of the Property or any person or entity on or about the Property or (B) any residual contamination affecting any natural resource or the environment, (ii) the costs of any required or necessary repair, cleanup or detoxification of the Property and the preparation of any closure or other required plans and (iii) all of the foregoing, whether or not related to the sole negligence or contributory negligence of Beneficiary (all such costs, damages and expenses referred to in this subsection 8.15(d) hereafter referred to as "Expenses"). In addition, Trustor agrees that in the event any Hazardous Materials are caused to be removed from the Property by Trustor, Beneficiary or any other person or entity, the number assigned by the Environmental Protection Agency to such Hazardous Materials shall be solely in the name of

30

Trustor and Trustor shall assume any and all liability for such removed Hazardous Materials. In the event Beneficiary or any of the Secured Parties pays any Expenses, such Expenses shall be additional Secured Obligations and shall become immediately due and payable without notice and with interest thereon at the Default Rate.

                                        (e)        In the event that Trustor shall fail to timely comply with the provisions of this Section 8.15, Beneficiary may either (i) declare that an event of default shall have occurred, and/or (ii) in addition to any rights granted to Beneficiary hereunder, do or cause to be done whatever is necessary to cause the Property to comply with the applicable law, rule, regulation or order and the cost thereof shall be additional Secured Obligations and shall become immediately due and payable without notice and with interest thereon at the Default Rate. Trustor shall give Beneficiary and its agents and employees access to the Property for the purpose of effecting such compliance and hereby specifically grants to Beneficiary an irrevocable license, effective (x) immediately if, in the opinion of Beneficiary, irreparable harm to the environment, the Property or persons or material amounts of property is imminent or (y) otherwise, upon expiration of the applicable cure period, to do whatever necessary to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Hazardous Materials. Trustor shall pay or reimburse Beneficiary for any and all loss, cost, damage and expense (including, without limitation, attorneys fees and costs incurred in the investigation, defense and settlement of claims) that Beneficiary may incur as a result of or in connection with the assertion against Beneficiary of any claims relating to the presence or removal of any Hazardous Materials or compliance with any federal, state or local laws, rules, regulations or order relating thereto and the amount(s) thereof shall be additional Secured Obligations and shall become immediately due and payable without notice and with interest thereon at the Default Rate.

                                        (f)        The covenants and obligations of Trustor in this Section 8.15 shall inure to the benefit of and may be enforced by Beneficiary or any subsequent holders of the Secured Obligations. Such covenants and obligations shall survive the termination of this Deed of Trust whether by a foreclosure sale (either judicial or non-judicial) held hereunder or by a conveyance in lieu of foreclosure in the event Beneficiary or other holder of the Secured Obligations acquires title to the Property by such foreclosure sale or conveyance in lieu of foreclosure; provided, however, that the obligations of Trustor set forth herein shall not apply to Hazardous Materials which are initially placed on, in or under all or any portion of the Property after the date Beneficiary or other holder of the Secured Obligations so takes title to the Property.

                          8.16    Environmental Provisions. In accordance with NRS 40.512, Beneficiary may waive its lien against the Property or any portion thereof, together with fixtures or personal property thereon, to the extent such property is found to be environmentally impaired, and may exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of deficiency, including, without limitation, seeking an attachment order under NRS Chapter 31. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Trustor. As between Beneficiary and Trustor, Trustor shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or wilfully permitted or acquiesced to by Trustor or any related party (or any affiliate or agent of Trustor or any related party) and that Trustor made written disclosure of the release to Beneficiary or that Beneficiary otherwise obtained actual knowledge thereof. The Secured Obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this Section 8.16, Trustor hereby waives the defense of laches and any applicable statute of limitations.

31

            In accordance with NRS 40.508, Beneficiary may seek a judgment that Trustor has breached its covenants, representations and/or warranties with respect to the environmental matters contained in Section 8.15(a) through (e) of this Deed of Trust (the "Environmental Provisions"), and may commence and maintain an action or actions in any court of competent jurisdiction for enforcement of the Environmental Provisions and/or recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out of pocket costs or expenses (including, without limitation, court costs, reasonable consultants' fees and reasonable attorney's fees whether incurred in litigation or not and whether before or after judgment), incurred or advanced by Beneficiary pursuant to the Environmental Provisions (collectively, the "Environmental Costs"). All Environmental Costs incurred by Beneficiary shall bear interest at the Default Rate. All Environmental Costs together with interest thereon shall be secured by this Deed of Trust and shall enjoy the same priority as the other obligations secured hereby. Trustor acknowledges and agrees that notwithstanding any term or provision contained in this Deed of Trust or in the other Financing Documents, Environmental Costs shall be exceptions to any nonrecourse or exculpatory provisions, if any, and Trustor shall be fully and personally liable for Environmental Costs. Such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. The Secured Obligations hereunder shall survive foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust.

                          8.17        Nevada Covenants. Where not inconsistent with the other terms of this Deed of Trust or the other Financing Documents, which shall govern and prevail in the event of any conflict, Covenants Nos. 1 through No. 9, inclusive, as set forth in NRS 107.030 are hereby adopted and made a part of this Deed of Trust with the following modifications: Covenant No. 2 – insurance as required by the Financing Documents; Covenant No. 4 – the maximum interest rate set forth in the Financing Documents following an Event of Default; Covenant No. 7 – reasonable fees; Covenant No. 9 – deleting the requirement of a corporate resolution.

                          IN WITNESS WHEREOF, Trustor has executed this Deed of Trust on the day and year first set forth above.

                          TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, NEVADA LAW AND PROCEDURE PERMITS THE TRUSTEE TO SELL THE PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. SEE SUBSECTION 5.1(e) ABOVE FOR A DESCRIPTION OF THIS PROCEDURE. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY URGES YOU TO GIVE IT PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.

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TRUSTOR:	USG NEVADA, LLC,
a Delaware limited liability company

By: ___________________________________________________

Its: ___________________________________________________

STATE OF	)
)
County of	)

            This instrument was acknowledged before me on _________________, 2013, by _______________________as ____________________of USG Nevada, LLC, a Delaware limited liability company.

_________________________________
(Signature of Notarial Officer)

33

EXHIBIT A
TO DEED OF TRUST

DESCRIPTION OF LAND

PARCEL 1:

All that certain property situate in the County of Washoe, State of Nevada, being all that portion of Township 29 North and Township 30 North, Range 23 East, M.D.B.&M., being contained in United States Patent No. 356675, U.S. Survey No. 4036 and Patent No. 809407, U.S. Survey No. 4323, described as follows:

Fanny Placer Survey No. 4323
Black Sulphur Placer Survey No. 4036
Cy Edwards Placer Survey No. 4323
Brimstone Placer Survey No. 4036, also known as Parcels 1 and 2 of a Map of Division into large Parcels for the Kosmos Company, a portion of Mineral Survey 4036 Brimstone Placer, a portion of Section 16, Township 29 North, Range 23 East, Mount Diablo Meridian, recorded on August 10, 1994, as File No. 1823117, Washoe County, Records.
Washoe Placer Survey No. 4323
San Emidio Placer Survey No. 4323
South 460 feet of Higgins Placer Survey No. 4323
South 460 feet of Azufre Placer Survey No. 4036

PARCEL 2: N-63006

All of Sections 32, 33 and 34 in Township 29 North, Range 23 East, M.D.B.&M.

PARCEL 3: N-63007

All of Sections 27, 28 and 29 in Township 29 North, Range 23 East, M.D.B.&M.

PARCEL 5: N-47395

Right of Way for transmission line over and across Mount Diablo Meridian, Nevada,

T.29 N., R.23 E.,
Sec. 21, S ½ NE 1/4, SE ¼ NW ¼,
Sec. 22, SW ¼ NE ¼, S ½ NW ¼, N ½ SE ¼
Sec. 23, N ½ SW 1/4, SE ¼ SW ¼, S ½ SE ¼
Sec. 25, Lots 3 and 4, - W ½ NW ¼, SE ¼ NW ¼, NE ¼ SW ¼, NW ¼ SE ¼
Sec. 26, NE ¼ NE ¼

PARCEL 6: N-47169

A parcel of land situate in the Southeast one-quarter (1/4) of the Northwest one-quarter (1/4) of Section 21, T. 29 N., R. 23 E., MDM, Washoe County, Nevada, containing 2.709 acres of land more or less and being more particularly described as follows:

Commencing at the North one-quarter (1/4) of said Section 21 and proceeding, thence S. 5°13’58” W., 1,829.50 feet to the TRUE POINT OF BEGINNING, being the Northeasterly corner of said parcel.

Thence, around said parcel, the following 14 courses and distances:

South 168.00 feet, East 58.00 feet, South 50.00 feet, West 50.00 feet, South 118.00 feet, West 212.00 feet, North 174.00 feet, West 143.00 feet, North 162.00 feet, East 25.00 feet, North 150.00 feet, East 150.00 feet, South 150.00 feet, East 172.00 feet to the TRUE POINT OF BEGINNING.

PARCEL 7: N-42707

T. 29 N., R 23 E., Mount Diablo Meridian, State of Nevada, County of Washoe

Sec. 16: Lots 1,2,3,4;
Sec. 17: Lots 1,2,3,4, SW ¼ NE ¼, W ½, W ½ SE ¼;
Sec. 20: Lot 1, NW ¼ NE ¼, S ½ NE ¼, W ½, SE ¼;
Sec. 21: Lots 1,2,3,4, S ½ N ½, S ½

PARCEL 15: NVN-075555

The East ½, and the East ½ of the West ½ of Section 24, Township 29 North, Range 22 East, M.D.B&M.

The East ½, and the East ½ of the West ½ of Section 25, Township 29 North, Range 22 east, M.D.B.&M.

PARCEL 17: NVN-075557

All of Section 30 and 31 in Township 29 North, Range 23 East, M.D.B.&M.

PARCEL 18: NVN-075558

The Southeast ¼ of the Southeast ¼ of Section 35, Township 29 North, Range 22 East, M.D.B.&M.

All of Section 36, Township 29 North, Range 22 East, M.D.B.&M.

PARCEL 19: N-49240

Right of Way for roads, pipelines, buried cable and wells on public lands (or Federal land for MLA Rights of Way) described as follows:

2

Mount Diablo Meridian, Nevada

T. 30 N., R. 22 E., Sec 36, NE ¼
T. 29 N., R. 23E., Sec. 6, Lots 2 and 3, SW ¼ NE ¼, N ½ SE ¼, SE ¼ SE ¼,
                              Sec. 7, E ½ NE ¼,
                              Sec. 8, SW ¼ NW ¼, W ½ SW ¼, SE ¼ SW ¼,
                              Sec. 17, SW ¼ NE ¼, E ½ NW ¼, NE ¼ SW ¼, W ½ SE ¼,
                              Sec. 20, Lot 1, NW ¼ NE ¼,
                              Sec. 21, Lot 4, S1/2 NW ¼,
T. 30 N., R 23 E., Sec 31, Lots 1, 2, 3, SE ¼ NW ¼, E ½ SW ¼.

PARCEL 20: N-57441

T. 29 N., R. 23 E., Sec. 21: Lots 2 and 3, SE ¼ NW ¼ Mount Diablo Meridian, Nevada.

PARCEL 24: N-43284

Right-of-Way

T. 30., R. 22 E., Sec. 36: NE1/4 NE1/4
T. 29., R. 23 E.,  Sec. 6: Lots 2 and 3, SW1/4 NE1/4, N1/2 SE1/4, SE1/4 SE1/4
                            Sec. 7: E1/2 NE1/4.
                            Sec. 8: Lot 4, SW1/4 NW1/4, W1/2 SW1/4, SE1/4 SW1/4
                            Sec. 17: SW1/4 NE1/4, E1/2 NW1/4, NE1/4 SW1/4, W1/2 SE1/4
                            Sec. 20: Lot 1, NW1/4 NE1/4
                            Sec. 21: Lot 4, S1/2 NW1/4
T. 30., R. 23 E., Sec. 31: Lots 1, 2 and 3, SE1/4 NW1/4, E1/2 SW1/4

PARCEL 25:

PARCEL A:

Parcel 2 of a Map of Division into Large Parcels for the Kosmos Company, a portion of Mineral Survey 4036 Brimstone Placer, a portion of Section 16, Township 29 North, Range 23 East, Mount Diablo Meridian, recorded on August 10, 1994 as File No. 1823117, Division Map No. 148, Washoe County Records.

PARCEL B:

An easement over a 50 foot roadway over Parcel 1 of said Map of Division into Large Parcels as shown on said map.

EXCEPTING THEREFROM all oil. gas hydrocarbons, water, geothermal resources and minerals of whatsoever nature found under said land, together with the right of ingress and egress to conduct surveys for the substances and the right to remove any of the substances found below the surface of the property and to maintain any operations on the property for those purposes contemplated in that Geothermal Resource Supply Agreement dated June 18, 1993 between vestee and Empire Farms, a Nevada general partnership, provided that such removal or operations shall in no way interfere with the surface of the property.

3

APN: 071-070-19

PARCEL 26: N-57909:

Right of way for road

T.29 N., R. 23 E., Section 4: Lot 3,
T.30 N., R. 23 E., Section 28: S1/2NW1/4, E1/2SW1/4, SW1/4SE1/4;
                              Section 33: W1/2NE1/4, SE1/4NW1/4, E1/2SW1/4.

PARCEL 27 N-63004

All of Sections 15 and 22 in Township 29 North, Range 23 East, M.D.B.& M.

4

EXHIBIT B
TO DEED OF TRUST

BLM LEASES

PARCEL 2: N-63006

A leasehold estate as created by that certain Lease for Geothermal Resource dated December 23, 1998, executed by United States Department Of The Interior Bureau Of Land Management, as Lessor, and Empire Energy/Amor Ii, as Lessee, recorded September 8, 1999 as Document No. 2378314, Official Records of Washoe County, Nevada.

As modified by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 3: N-63007

A Leasehold Estate as created by that certain Lease for Geothermal Resource dated December 28, 1998, executed by United State Department of the Interior Bureau of Land Management, as Lessor, and Empire Energy/Amor II, as Lessee, recorded September 8, 1999 as Document No. 2378315, Official Records of Washoe County, Nevada.

As modified by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 7: N-42707

A leasehold estate as created by that certain Lease for Geothermal Resource dated December 20, 1985, executed by United States Department of the Interior Bureau of Land Management, as Lessor, and Michael B. Stewart, as Lessee, recorded July 7, 1997 in Book 4918, Page 605 as Document No. 2114992 in Official Records of Washoe County, Nevada.

As modified by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 15: N-75555

A leasehold interest as created by that certain unrecorded Lease for Geothermal Resources dated October 22, 2002, executed by United States Department of the Interior Bureau of Land Management, as Lessor, and Empire Energy, LLC, as Lessee.

As modified by that certain Assignment of Geothermal Project Leasehold Estates dated March 31, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 9, 2008 as Document No. 3638236, Official Records of Washoe County, Nevada.

PARCEL 17: N-75557

A leasehold interest as created by that certain unrecorded Lease for Geothermal Resource dated November 1, 2002, executed by United States Department of the Interior Bureau of Land Management, as Lessor, and Empire Energy, LLC, as Lessee.

As modified by that certain Assignment of Geothermal Leasehold Estates dated March 31, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 9, 2008 as Document No. 3638236, Official Records of Washoe County, Nevada.

PARCEL 18: N-75558

A leasehold interest as created by that certain unrecorded Lease for Geothermal Resource dated October 22, 2002, executed by United States Department of the Interior Bureau of Land Management, as Lessor, and Empire Energy, LLC, as Lessee.

As modified by that certain Assignment of Geothermal Leasehold Estates dated March 31, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 9, 2008 as Document No. 3638236, Official Records of Washoe County, Nevada.

PARCEL 27: N-63004

A Leasehold Estate as created by that certain Lease for Geothermal Resource dated January 1, 1999, executed by United States Department of the Interior Bureau of Land Management, as Lessor, and Empire Energy/Amor II, as Lessee, recorded September 8, 1999 as Document No. 2378313, Official Records of Washoe County, Nevada.

As modified by that Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Lessor in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

EXHIBIT C
TO DEED OF TRUST

EASEMENT ESTATES

PARCEL 5: N-47395

A Right-of-Way as created by that certain Right of Way Grant No. N-47395, for road, pipelines, buried cable, wells and 60 KV transmission line dated November 4, 1987, executed by United States Department of the Interior Bureau of Land Management, as Grantor, and Amor Ii Corp./Ormat Inc., as Grantee, and recorded August 30, 1999 as Document No. 2375739, Official Records of Washoe County, Nevada.

As modified by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Grantee in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 6: N-47169

A parcel of land situate in the Southeast one-quarter (1/4) of the Northwest one-quarter (1/4) of Section 21, T. 29 N., R. 23 E., MDM, Washoe County, Nevada, containing 2.709 acres of land more or less and being more particularly described as follows:

Commencing at the North one-quarter (1/4) of said Section 21 and proceeding, thence S. 5°13’58” W., 1,829.50 feet to the TRUE POINT OF BEGINNING, being the Northeasterly corner of said parcel.

Thence, around said parcel, the following 14 courses and distances:

South 168.00 feet, East 58.00 feet, South 50.00 feet, West 50.00 feet, South 118.00 feet, West 212.00 feet, North 174.00 feet, West 143.00 feet, North 162.00 feet, East 25.00 feet, North 150.00 feet, East 150.00 feet, South 150.00 feet, East 172.00 feet to the TRUE POINT OF BEGINNING.

PARCEL 19: N-49240

A right-of-way created by that certain Right of Way Grant No. N-49240, for road, pipelines, buried cable, wells and 60 KV transmission line dated October 17, 1988, executed by United States Department of the Interior Bureau of Land Management, as Grantor and Amor Ii Corporation, as Grantee, recorded August 30, 1999 as Document No. 2375739, Official Records of Washoe County, Nevada.

As modified bythat certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Grantee in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 20: N-57441

A right-of-way created by that certain unrecorded Right of Way Grant No. N-57441 for buried telephone cable and water pipeline dated July 28, 1993, executed by the United States Department of the Interior Bureau of Land Management, as Grantor, and Armor II Corporation, as Grantee, recorded May 16, 2000 as Document No. 2447465, Official Records of Washoe County, Nevada.

As modified bythat certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Grantee in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 24: N-43284

A right-of-way created by that certain unrecorded Right-of-Way Grant for an access road dated December 1, 1988, executed by the United States Department of the Interior Bureau of Land Management, as Grantor, and Michael B. Stewart, as Grantee.

As modified bythat certain Assignment of Geothermal Project Rights and Leasehold Estates dated April 28, 2008, executed by Empire Geothermal Power, LLC, a Nevada limited liability company, as Assignor, the interest of Grantee in and to the above leasehold estate was assigned to USG Nevada LLC, a Nevada limited liability company, as Assignee, and recorded April 30, 2008 as Document No. 3645585, Official Records of Washoe County, Nevada.

PARCEL 26: N-57909

A right-of-way as created by that certain unrecorded Right-of-Way Grant for a road dated June 9, 1995, executed by the United States Department of the Interior Bureau of Land Management, as Grantor, and Integrated Ingredients, as Grantee.

As modified bythat certain unrecorded Application for Transportation and Utility Systems and Facilities on Federal Lands (Assignment) dated November 12, 2008, executed by Empire Foods, LLC, as assignor, the interest of Grantee in and to the above right-of-way was assigned to USG Nevada, LLC, as assignee.

EXHIBIT D
TO DEED OF TRUST

WATER RIGHTS

All water and water rights (whether permitted, certificated, vested, or decreed, and whether or not appurtenant to the Land), applications to appropriate water filed with the Nevada Division of Water Resources, ditch and ditch rights, wells, well permits, and well rights, stock or membership interests in any irrigation, canal, ditch, or water company, and all applications or rights to change the point of diversion, place of use, and manner of use with respect thereto, which are now held or are hereafter acquired by Trustor, or are otherwise relating to, appurtenant to, or used in connection with, all or any part of the Land or the Project, or the use and enjoyment thereof, including, without limitation, State of Nevada Department of Conservation and Natural Resources, Division of Water Resources, Office of the State Engineer Water Rights Permits 66946, 68756, 69320, 79899, and 79900.

EXHIBIT E
TO DEED OF TRUST

COLLATERAL DESCRIPTION

Trustor's interests in all of its properties, assets and rights, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (collectively, the "Collateral"), including: all personal and fixture property of every kind and nature, including all goods (including inventory, equipment and accessions thereto), instruments (including promissory notes), timber to be cut, documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims and all general intangibles (including payment intangibles), and including each of the Material Project Documents, and any other Material Project Documents entered into from time to time in accordance with the Note Agreement (including any guaranty or liquidated damages payments thereunder) and each of the Required Approvals obtained by Trustor from time to time. Notwithstanding anything herein to the contrary, the term "Collateral" shall not include, and the lien and security interest granted under the Financing Documents or this Deed of Trust shall not attach to (a) any Required Approval which by its terms or by operation of law would become void, voidable, terminable or revocable or would constitute a breach or default thereunder if a security interest therein was granted hereunder (such Required Approval being expressly excepted and excluded from the lien and terms of this Agreement solely to the extent necessary so as to avoid such voidness, avoidability, terminability, revocability, breach or default) or (b) any lease, license, contract, property rights or agreement to which Trustor is a party or any of its rights or interests thereunder if and for so long as the grant of such lien or security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Trustor therein or (ii) a breach of termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to NRS Sections 104.9406, 104.9407, 104.9408 or 104.9409 (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that such lien and security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clauses (i) or (ii) above, including, without limitation, any proceeds of such lease, license, contract, property rights or agreement.

Exhibit S-4

Form of Pledge Agreement

Exhibit S-4 - 1

Execution Version

PLEDGE AND SECURITY AGREEMENT

            This PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of September 26, 2013, is by and among Nevada USG Holdings, LLC, a Delaware limited liability company (the “Pledgor”), and Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of itself, the holders from time to time of the Notes (as defined below) and Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”) under the Depositary and Security Agreement, dated as of the date hereof, among the Issuer (as defined below), the Collateral Agent and the Depositary (as amended, modified or supplemented from time to time, the “Depositary Agreement”) (the holders of the Notes from time to time, the Depositary and the Collateral Agent are referred to herein collectively as the “Secured Parties”), and acknowledged and consented to by USG Nevada LLC, a Delaware limited liability company (the “Issuer”).

RECITALS:

            The Issuer has authorized the issue and sale of its 6.75% Senior Secured Notes due December 31, 2037 (as amended, modified or supplemented from time to time, the “Notes”), subject to and in accordance with the Note Purchase Agreement, dated as of the date hereof, among the Issuer and the holders of Notes party thereto from time to time (as amended, modified or supplemented from time to time, the “Note Agreement”).

            The Pledgor owns 100% of the outstanding limited liability company interests of the Issuer. The Pledgor will benefit from the issuance of the Notes. It is a condition precedent to the purchase of the Notes pursuant to the Note Agreement that the Pledgor pledge and grant the security interests described in this Agreement, and the Pledgor wishes to pledge and grant a security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, as herein provided.

            Capitalized terms used but not defined in this Agreement have the meanings assigned to them in the Note Agreement.

             The Pledgor and the Collateral Agent therefore agree as follows:

ARTICLE I.

ASSIGNMENT AND PLEDGE

            1.1.        Grant. As collateral security for the prompt and complete payment when due of the principal, interest (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Make-Whole Amount, if any, and premium, if any, on all of the Notes issued and delivered and outstanding under the Note Agreement, the payment of all other sums owing under the Note Agreement and each other Financing Document, when due (whether at stated maturity, by acceleration, because of mandatory prepayment, or otherwise) and the performance of the covenants contained in the Note Agreement and each of the other Financing Documents (in each case, including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and of all obligations of the Pledgor under this Agreement (collectively, the “Secured Obligations”), and to induce the Purchasers to purchase the Notes, the Pledgor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent a continuing first priority Lien on and security interest in the following (collectively, the “Pledged Collateral”):

                          (a)        the Pledgor’s right, title and interest in and to all of the limited liability company interests and all other ownership or equity interests of every class which the Pledgor holds in the Issuer, as more fully described on Annex A hereto (collectively, the “Securities”);

                          (b)        all of the Pledgor’s present and future rights, authority, status and powers as a member of the Issuer, whether arising under the Governing Documents (as defined below) of the Issuer, at law or otherwise, including all of the Pledgor’s rights to vote and otherwise control or participate in the management of the business and affairs of the Issuer;

                          (c)        all additional limited liability company interests or other ownership or equity interests in the Issuer, all warrants, rights and options to acquire or subscribe for any such interests, and all securities and instruments convertible into or exchangeable for any such interests, in which the Pledgor at any time has or obtains any right, title, or interest; and

                          (d)        all distributions, profit allocations, interest, revenues, income and proceeds of any kind, whether cash, instruments, securities or other property, received by or distributable to the Pledgor in respect of, or in exchange for, its Securities or any other Pledged Collateral and all of the Pledgor’s rights to receive the foregoing; Notwithstanding the foregoing, the Pledged Collateral shall not include any Distributions to the Pledgor made in compliance with Section 10.10 of the Note Agreement.

            1.2.        Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Collateral and will remain in full force and effect until the indefeasible payment in full in cash and performance of all Secured Obligations. If, at any time for any reason (including the occurrence of a Bankruptcy Event (as defined in Section 2.3(c) ) with respect to the Issuer or the Pledgor), any payment received by the Collateral Agent or any holder of a Note in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by such Person, this Agreement will continue to be effective or will be reinstated, if necessary, as if such payment had not been made.

            1.3.        Delivery of Certificates and Instruments. The Pledgor shall deliver at Closing, and thereafter agrees to deliver to the Collateral Agent, immediately upon receipt thereof, all certificates and instruments evidencing or representing any of the Pledged Collateral, in each case properly endorsed in blank and in suitable form for transfer by delivery and accompanied by instruments of transfer endorsed in blank, in form and substance satisfactory to the Collateral Agent. The Collateral Agent will hold such certificates and instruments until the Secured Obligations have been paid and satisfied in full in cash. The Pledgor will not cause or permit any of the Securities to be or become uncertificated or to constitute a security not governed by Article 8 of the Uniform Commercial Code of the State of Delaware.

            1.4.        Waiver of Certain Operating Agreement Provisions. The Pledgor irrevocably waives any and all provisions of its articles of organization, limited liability company operating agreement and other constitutive documents (any such documents with respect to any Person, collectively, its “Governing Documents”) or the Governing Documents of the Issuer, as applicable, that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such Lien or the transfer of the Pledged Collateral by the Collateral Agent or any of its designees or transferees, (b) would operate to limit or restrict the ability of the Collateral Agent or any of its designees or transferees from becoming a full voting member of the Issuer following an Event of Default, or (c) otherwise conflict with the terms of this Agreement. The Issuer agrees that it shall not (and the Pledgor agrees that it shall not cause or permit the Issuer to) issue any equity interests to any Person other than the holders of its equity interests on the date hereof unless such issuance is permitted under the Note Agreement and such Person shall have agreed to be bound by the provisions of this Section 1.4 pursuant to documentation in form and substance reasonably satisfactory to the Required Holders and the Collateral Agent.

            1.5.        Authorization to File Statements. The Pledgor authorizes the Collateral Agent to file in any Uniform Commercial Code filing office financing statements naming the Collateral Agent as the secured party and indicating the Pledged Collateral as the collateral. The financing statements may indicate some or all of the Pledged Collateral on the financing statement, whether specifically or generally. Notwithstanding the foregoing, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein and such responsibility shall be solely that of the Pledgor.

ARTICLE II.

REPRESENTATIONS, WARRANTIES AND COVENANTS; WAIVERS AND AUTHORIZATIONS, ETC.

            2.1.        Representations and Warranties. As of the date of this Agreement, the Pledgor represents and warrants to the Collateral Agent as follows:

                          (a)        Existence and Authority. It is a limited liability company duly organized, validly existing, and in good standing under the laws of the State Delaware, is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which it is required by law to be qualified. It has all necessary rights, franchises and privileges and full limited liability company power and authority to execute, deliver and perform this Agreement and to act as a member of the Issuer. It has taken all necessary limited liability company action to execute, deliver and perform this Agreement, and this Agreement has been duly executed and delivered by it and constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity;

                          (b)        No Violations or Defaults. The execution, delivery and performance of this Agreement by it do not and will not (i) violate any applicable law, (ii) violate, or result in a default under its or the Issuer’s Governing Documents, (iii) violate, or result in a default under, any contractual obligation to which it or the Issuer is a party, or (iv) require an Approval or any consent from any Person that has not been obtained;

                          (c)        Membership Interests. All of the Securities have been duly and validly issued and are fully paid and non-assessable, are certificated and constitute securities governed by Article 8 of the Uniform Commercial Code of the State of Delaware; the certificate representing the Securities has been delivered, together with transfer powers in substantially the form of Annex B, endorsed in blank, to the Collateral Agent; and the Securities identified on Annex A hereto constitute all of the outstanding limited liability company interests and other ownership interests of the Issuer;

                          (d)        No Liens. (i) It is the sole, direct, legal and beneficial owner of, and has good and valid title to, the Pledged Collateral; none of the Pledged Collateral is subject to any Lien (except the Lien of this Agreement); and (ii) no effective security agreement (other than this Agreement), financing statement (except for financing statements in favor of the Collateral Agent) or other instrument similar in effect is on file or of record in the office of any Governmental Authority with respect to any of the Pledged Collateral;

                          (e)        Name and Address. Its name set forth in the first paragraph of this Agreement is its true, correct and complete name; its legal address and the address of its principal place of business and chief executive office, its organizational number and its EIN are all are set forth below its name on Annex C hereto; its type of organization is a limited liability company, its jurisdiction of formation is Delaware;

                          (f)        Perfection and Priority of Liens. The pledge and grant of a security interest in, and delivery of the Pledged Collateral pursuant to this Agreement, will create a valid and perfected Lien on and in the Pledged Collateral, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no prior Lien, assuming continued possession of the original certificates evidencing the Securities constituting Pledged Collateral by the Collateral Agent.

                          (g)        No Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Pledgor, threatened against or affecting the Pledgor in any court or before any arbitrator or before or by any Governmental Authority;

                          (h)        Blocked Person. It is not (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (ii), a “Blocked Person”). It is not engaged in any activities that could subject it or any holder to sanctions under CISADA or under any applicable law of any state of the United States that imposes sanctions on Persons that do business with Iran or any other country that is subject to an OFAC Sanctions Program;

                          (i)        Anti-Money Laundering Laws. It (i) is not under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has not been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has not had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. It has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that it is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.

            2.2.        Affirmative Covenants. The Pledgor covenants and agrees that it will perform and observe each of the following covenants:

                          (a)        Existence. It will preserve and maintain its existence, rights, franchises and privileges and remain in good standing in the jurisdiction of its formation, and qualify and remain qualified as a foreign company in good standing in each jurisdiction in which such qualification is necessary in view of its current or proposed business and operations or the ownership of its properties;

                          (b)        Compliance with Laws, Approvals, and Obligations. It will comply with all laws and Approvals to which it or its property is subject and with its Governing Documents and all material contractual obligations to which it is a party. It will obtain and maintain in full force and effect all Approvals necessary (i) for its current and proposed business and operations and the ownership of its properties and (ii) for the execution, delivery, performance and enforcement of this Agreement; and

                          (c)        Defend Title. (i) It will defend the rights of the Collateral Agent and security interest of the Collateral Agent in the Pledged Collateral against the claims and demands of all other persons whomsoever; and (ii) it will have like title to and the right to pledge and grant a security interest in the Pledged Collateral hereafter pledged or in which a security interest is granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Collateral Agent.

            2.3.        Negative Covenants. The Pledgor covenants and agrees that it will perform and observe each of the following covenants:

                          (a)        Business, Name and Address. It will not change its name, the address of its principal place of business or chief executive office, its type of organization, its jurisdiction of formation or its organizational identification number without giving the Collateral Agent and the holders of the Notes 30 days’ prior notice of such change; and the Pledgor will not engage in any business other than owning the Pledged Collateral;

                          (b)        Governing Documents. It will not permit or agree to any amendment of its Governing Documents or the Governing Documents of the Issuer, except in connection with the admission of a new member or substitution of an existing member of the Issuer in compliance with Section 2.3(d) . It will not sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions), any or all of its rights, title or interest in the Pledged Collateral, except as provided in Section 2.3(d) ;

                          (c)        Bankruptcy. It will not take or authorize any other Person to take any action that might result in the occurrence of a Bankruptcy Event (as defined below) with respect to it or the Issuer. In addition, it will not solicit, consent to or join in any such action, nor will it consent to the appointment of a custodian, receiver, trustee or other official, or to any other relief, for itself or for the Issuer or any of its or the Issuer’s property. “Bankruptcy Event” means, with respect to any Person, (i) such Person’s insolvency, inability to pay its debts as they become due, or admission in writing of its inability to pay its debts as they become due; (ii) a general assignment by such Person for the benefit of its creditors; (iii) any action taken or initiated by it for its winding-up, dissolution or liquidation or for the appointment of a receiver, trustee, custodian or similar officer for it or for any of its assets or revenues; (iv) the commencement by such Person of any bankruptcy, insolvency, moratorium, reorganization or liquidation case, action or proceeding or any other proceeding for relief under any bankruptcy law or any other law for the relief of debtors or affecting the rights of creditors generally; (v) the commencement against such Person by any other Person of a case, action or proceeding described in clause (iii) or (iv) or similar in effect, which action or proceeding, for purposes of the first sentence of this Section 2.3(c) , shall not be dismissed or vacated within 60 days thereof; (vi) any action by which a court takes jurisdiction of its assets or revenues; or (vii) any corporate, partnership, member, management or other action taken or initiated by such Person authorizing, approving, consenting to or indicating acquiescence in any case, action or proceeding described in clause (ii), (iii), (iv), (v), or (vi);

                          (d)        New Members. Except as set forth in this Section 2.3(d) , the Pledgor will not permit or consent to the admission of any new or substitute members in the Issuer, except, following an Event of Default and the exercise by the Collateral Agent or its designee of remedies under the Financing Documents, a new or substitute member that is the Collateral Agent or a designee of the Collateral Agent; the Pledgor will not effect or permit any sale, transfer or encumbrance of the Pledged Collateral, except, following an Event of Default, in connection with an exercise of remedies by the Secured Parties. Notwithstanding the foregoing, the Pledgor may transfer its Securities in the Issuer to a new or substitute member so long as, in each case, after giving effect to such transaction (x) an Event of Default under the Note Agreement does not occur, (y) the Lien created by this Agreement continues to be a first-priority perfected Lien in all of the Pledged Collateral (to the extent this Agreement continues after such transfer and is not replaced by a new pledge and security agreement in accordance with clause (z) hereof), and (z) the new or substitute member (including any transferee of the Pledgor’s limited liability company interests in the Issuer) executes and delivers a pledge and security agreement on substantially the same terms and conditions as this Agreement and causes to be delivered an opinion of counsel with respect to the matters set forth in clause (y) above and the enforceability of the pledge and security agreement against such new member, which opinion shall otherwise be in form and substance reasonably satisfactory to the Required Holders.

            2.4.        Protection of Secured Parties. The Pledgor agrees that:

                          (a)        its liabilities and obligations under its or the Issuer’s Governing Documents will not be affected by this Agreement or the Lien on the Pledged Collateral created in favor of the Collateral Agent pursuant to this Agreement, or the exercise by the Collateral Agent of any of its rights under this Agreement;

                          (b)        no Secured Party, unless it expressly agrees in writing, will have any liabilities or obligations under the Issuer’s Governing Documents as a result of this Agreement or the exercise by the Collateral Agent of its rights under this Agreement; and

                          (c)        no Secured Party has any obligation to enforce any contractual obligation or claim with respect to the Pledged Collateral, or to take any other action with respect to the Pledged Collateral except as expressly set forth in this Agreement and the other Financing Documents.

            2.5.        Waiver of Subrogation. Notwithstanding any payment made by the Pledgor under this Agreement or any set-off or application by any Secured Party of any funds of the Pledgor, until all of the Secured Obligations have been indefeasibly paid in full in cash, the Pledgor will not (a) be entitled to be subrogated to any of the rights of any Secured Party against the Issuer or any guarantor or in any collateral security or guaranty or right of offset held by the Collateral Agent for the payment of any Secured Obligations; or (b) seek any reimbursement or contribution from the Issuer or any guarantor in respect of any payment made by it under this Agreement or any set-off or application of any of its funds.

            2.6.        Additional Waivers. The Pledgor waives diligence, presentment, demand of any kind, protests of any kind and notices of any kind, all set-offs and all counterclaims, to the extent permitted by applicable law, and all suretyship defenses to the extent otherwise applicable.

ARTICLE III.

RIGHTS AND REMEDIES

            3.1.        Distributions and Voting Rights.

                          (a)        So long as no Event of Default has occurred and is continuing, the Pledgor will be entitled to exercise any and all management, voting, consent and other rights with respect to the Pledged Collateral for any purpose not inconsistent with the terms of the Note Agreement or any of the Financing Documents and to receive and retain any and all cash distributions and other payments in respect of the Pledged Collateral made in accordance with the Note Agreement and the other Financing Documents.

                          (b)        Upon the occurrence and during the continuation of an Event of Default, all rights of the Pledgor to exercise management, voting, consent and other rights with respect to the Pledged Collateral and to receive distributions and other payments in respect of the Pledged Collateral will cease, and all such rights will immediately become vested solely in the Collateral Agent or its nominee. After the occurrence and during the continuation of an Event of Default, any distributions and other payments in respect of the Pledged Collateral received by the Pledgor will be held in trust for the Collateral Agent, and the Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Collateral Agent and the Pledgor will deliver such amounts promptly to the Collateral Agent or its designee in the identical form received, properly endorsed or assigned when required to enable the Collateral Agent or its designee to complete collection thereof.

            3.2.        Collateral Agent’s Rights Upon Default. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, but shall not be obligated to, in its sole discretion, take any or all of the following actions, in each case at the Pledgor’s expense and without prior notice to the Pledgor except as required below or under applicable law:

                          (a)        give notice of the Event of Default to any Person, collect distributions and other amounts constituting or payable in respect of the Pledged Collateral, and enforce all rights of the Pledgor in the Pledged Collateral;

                          (b)        take possession of any or all of the Pledged Collateral, including through agents, wherever it may be found, and hold and manage the same;

                          (c)        foreclose its Lien upon any or all of the Pledged Collateral;

                          (d)        become, or cause its nominee or a transferee to become, a substitute or successor member of the Issuer;

                          (e)        sell, lease, assign and deliver or otherwise dispose of any or all of the Pledged Collateral at public or private sale, with or without having any or all of the Pledged Collateral at the place of sale, upon terms, in such manner, at such time or times, and at such place or places as the Collateral Agent may determine; and

                          (f)        exercise any or all other rights or remedies available to the Collateral Agent under applicable law, the Note Agreement and the other Financing Documents, or any other agreement between the parties.

The Collateral Agent may, to the fullest extent permitted by law, exercise the foregoing rights and remedies in such order, at such times and in such manner as the Collateral Agent may, in its sole and exclusive judgment, determine from time to time.

            3.3.        Power of Attorney. The Pledgor irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with each full power of substitution, as the Pledgor’s true and lawful attorney-in-fact and proxy, in the Pledgor’s name or in such Collateral Agent’s name or otherwise, and at the Pledgor’s expense, to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default, without notice to or the consent of the Pledgor:

                          (a)        take any or all of the actions described in Section 3.2 and exercise any other right or power granted to the Collateral Agent and any holder of a Note under this Agreement or any other Financing Document or by law;

                          (b)        transfer to, or register in the name of, the Collateral Agent or its nominee any or all of the Pledged Collateral;

                          (c)        exercise all voting, consent, management and other rights relating to any Pledged Collateral; and

                          (d)        do any and all things necessary and proper to carry out the purposes of this Agreement.

The Pledgor recognizes and agrees that the power of attorney granted pursuant to this Section 3.3 is coupled with an interest and is not revocable until the termination of this Agreement in accordance with its terms. The Pledgor ratifies and confirms all actions taken by the Collateral Agent or its agents pursuant to this power of attorney in accordance herewith.

            3.4.        Other Rights of the Collateral Agent.

                          (a)        The Collateral Agent will have, with respect to the Pledged Collateral, in addition to the rights and remedies set forth in this Agreement: (i) all of the rights and remedies available to a secured party under applicable law, as if such rights and remedies were fully set forth in this Agreement, and (ii) all of the rights, protections and indemnities set forth in the Collateral Agency Agreement, which provisions are incorporated by reference and made a part of this Agreement.

                          (b)        The Collateral Agent may at any time and from time to time release or relinquish any right, remedy or Lien it has with respect to a particular item of Pledged Collateral without thereby releasing, relinquishing or in any way affecting its rights, remedies or Lien with respect to any other item of Pledged Collateral.

            3.5.        Disposition of Collateral.

                          (a)        Upon the written request by the Collateral Agent (acting at the direction of the Required Holders) or the Required Holders after the occurrence and during the continuation of an Event of Default, the Pledgor agrees, promptly and at its own expense, to assemble any or all of the Pledged Collateral and make it available to the Collateral Agent.

                          (b)        The Collateral Agent will be entitled to sell the Pledged Collateral on any commercially reasonable terms, and the Pledgor agrees that a private sale or a sale on extended payment terms, or in exchange for property, stock or other consideration will not in and of itself be deemed to be commercially unreasonable. The Pledged Collateral may be sold in one lot as an entirety or in separate parcels. Any Secured Party may purchase any or all of the Pledged Collateral sold at any public sale and, to the extent permitted by applicable law, may purchase any or all of the Pledged Collateral sold at any private sale, including by a credit bid.

                          (c)        The Collateral Agent may, at the direction of the Required Holders, restrict the prospective bidders or purchasers at any sale as to their number, nature of business, financial or business expertise, net worth or financial resources and investment intention or on the basis of any other factors that are commercially reasonable. Any sale of Pledged Collateral may be subject to the requirement that any purchase of all or any part of the Pledged Collateral constituting a security for purposes of the Securities Act or the Exchange Act must be for the purpose of investment and without any intention to make a distribution thereof.

                          (d)        The Pledgor expressly agrees that the Collateral Agent need not give more than 10 days’ prior written notice to it of the time and place of any public sale of Pledged Collateral or of the time after which a private sale of the Pledged Collateral may take place, and that such notice will constitute reasonable notice under all circumstances. The Collateral Agent will not be obligated to hold any sale pursuant to any such notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for such sale, and a subsequent sale may be held at the time and place designated in such announcement without further notice or publication. To the extent permitted by applicable law, the Pledgor irrevocably waives any right it may have to demand performance or other demand, advertisement, judicial hearing or notice to it or any other Person in connection with the collection, sale or other disposition of, or realization upon, any or all of the Pledged Collateral.

                          (e)        The Collateral Agent may settle, pay or discharge any or all taxes, Liens, claims and other charges with respect to Pledged Collateral. All sums expended by the Collateral Agent pursuant to this Section 3.5(e) will constitute Secured Obligations secured by the Liens created by the Financing Documents. Neither the Collateral Agent, nor any other Secured Party will have any duty to take any action authorized by this Section 3.5(e) , and no sale of Pledged Collateral will be deemed to have been commercially unreasonable by reason of the decision not to take any such action.

            3.6.        No Marshaling or Right of Redemption.

                          (a)        Except to the extent required by applicable law, neither the Collateral Agent nor any other Secured Party will be required to marshal any Pledged Collateral or any guaranties of the Secured Obligations, or to resort to any item of Pledged Collateral or any guaranty in any particular order, and the Collateral Agent’s rights with respect to the Pledged Collateral and any guaranties will be cumulative and in addition to all other rights, however existing or arising. To the extent permitted by applicable law, the Pledgor irrevocably waives, and agrees that it will not invoke or assert, any law requiring or relating to the marshaling of collateral or any other law which might cause a delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or any other Financing Document.

                          (b)        To the extent permitted by applicable law, the Pledgor irrevocably waives, and agrees that it will not invoke or assert, any rights to equity of redemption or other rights of redemption, appraisement, valuation, stay, extension or moratorium that it may have in equity, at law, or otherwise with respect to any Pledged Collateral. The sale or other transfer pursuant to this Agreement of any right, title or interest of the Pledgor in any item of Pledged Collateral will operate to permanently divest the Pledgor and all Persons claiming under or through the Pledgor of such right, title or interest, and will be a perpetual bar, both at law and in equity, to any and all claims by the Pledgor or any such Person with respect to such item of Pledged Collateral.

            3.7.        Application of Proceeds. After the occurrence and during the continuation of an Event of Default, or after the exercise of remedies by the Collateral Agent, any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent from any realization upon Pledged Collateral may, at the direction of the Required Holders, be held by the Collateral Agent as collateral security for the payment of the Secured Obligations or applied by the Collateral Agent in accordance with the Collateral Agency Agreement.

            3.8.        Collateral Agent’s Duties.

                          (a)        The grant to the Collateral Agent under this Agreement of any right or power does not impose upon the Collateral Agent any duty to exercise such right or power. The Collateral Agent will have no obligation to take any steps to preserve any claim or other right against any Person or with respect to any Pledged Collateral.

                          (b)        To the extent permitted by applicable law, the Pledgor waives all claims against the Collateral Agent or its agents arising out of the repossession, taking, retention, storage, operation or sale of the Pledged Collateral except to the extent such actions constitute gross negligence or willful misconduct of such Person. To the extent permitted by applicable law, the Pledgor waives any claim it may have based on the allegation or fact that the price obtained for Pledged Collateral sold at a private sale was less than could have been obtained for the same Pledged Collateral at a public sale. Subject to the following sentence, all risk of loss, damage, diminution in value, or destruction of the Pledged Collateral will be borne by the Pledgor. The Collateral Agent will have no responsibility to the Pledgor for any act or omission of the Collateral Agent, except to the extent such act or failure to act constitutes gross negligence or willful misconduct by the Collateral Agent. Notwithstanding anything herein to the contrary, in no event shall the Collateral Agent be liable for special, punitive indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                          (c)        The Collateral Agent does not and will not make any express or implied representations or warranties with respect to any Pledged Collateral or other property released to the Pledgor or its successors and assigns.

                          (d)        The Collateral Agent will be accountable only for such proceeds as the Collateral Agent actually receives as a result of the exercise of its rights under this Agreement, and delivery or other accounting of such proceeds or the Pledged Collateral by the Collateral Agent to the Pledgor or the assignee of the Secured Obligations will discharge the Collateral Agent of all liability therefor.

                          (e)        Except as expressly set forth herein or as required under applicable law, the Collateral Agent will have no other duties or obligations with respect to the Pledged Collateral.

            3.9.        Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Collateral Agent, each Secured Party, and each of their respective officers, directors, employees, agents and Affiliates (collectively, the “Indemnified Persons”) from and against any and all claims (including environmental claims), losses, and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses, or liabilities resulting from the gross negligence or willful misconduct of any Indemnified Person. Within ten (10) days after receipt of an invoice, the Pledgor shall pay to the Collateral Agent or such Secured Party the amount of any and all documented expenses, including fees and disbursements of its counsel and of any experts and agents (including attorneys’ fees and costs) which the Collateral Agent or such Secured Party may incur in connection with (a) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Collateral Agent or the Secured Parties hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof. This Section 3.9 shall survive the termination of this Agreement and the earlier resignation or removal of the Collateral Agent.

ARTICLE IV.

GENERAL PROVISIONS

            4.1.        Further Assurances.

                          (a)        At any time and from time to time, including upon the request of the Collateral Agent (acting at the direction of the Required Holders) or the Required Holders, the Pledgor will, at the Pledgor’s expense, execute and deliver and/or file such further documents, financing statements, continuation statements, amendments and instruments and do such other acts as are, in each case, necessary or required by applicable law in order to create, perfect, maintain and preserve first-priority Liens on the Pledged Collateral in favor of the Collateral Agent for the benefit of the Secured Parties and to facilitate any sale of or other realization upon Pledged Collateral, to make any sale of or other realization upon Pledged Collateral valid, binding and in compliance with applicable law, and to provide for the payment of the Secured Obligations in accordance with the terms of the Financing Documents and this Agreement.

                          (b)        The Pledgor shall pay all filing, registration and recording fees or re-filing, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

                          (c)        The Collateral Agent shall (at the direction of the Required Holders) execute and deliver all such proxies, powers of attorney, distribution and other orders and instruments as the Pledgor may reasonably require for the purpose of enabling the Pledgor to exercise the voting rights to which it is entitled and to receive the distributions to which it is entitled to receive prior to the occurrence of an Event of Default.

            4.2.        Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Pledgor may not assign or otherwise transfer any of its rights under this Agreement. The Collateral Agent may only assign or otherwise transfer and assign its rights and interests under this Agreement to a successor in accordance with Section 2.7 of the Collateral Agency Agreement. The holders of the Notes will have the right to transfer, assign, pledge and grant participations in their rights and interests under this Agreement in accordance with the terms of the Note Agreement.

            4.3.        Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

            4.4.        Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. The rules of interpretation set forth in Schedule B of the Note Agreement shall apply to this Agreement.

            4.5.        Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. A facsimile or electronic transmission of the signature page to this Agreement by any party hereto shall be effective as the signature page of such party and shall be deemed to constitute an original signature of such party to this Agreement and shall be admissible into evidence for all purposes.

            4.6.        Governing Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            4.7.        Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            4.8.        Consent to Jurisdiction.

                          (a)        The parties agree that any legal action or proceeding by or against the Pledgor or with respect to or arising out of this Agreement or any other Financing Document may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, in each case, in the Borough of Manhattan. By execution and delivery of this Agreement, each party accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested to such party at its address for notices as specified herein. Each of the parties agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 4.8(a) shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

                          (b)        In addition to and notwithstanding the provisions of Section 4.8(a) above, the Pledgor hereby irrevocably appoints C T Corporation System as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Pledgor, in care of the process agent at 111 Eighth Avenue, New York, NY 10011, and the Pledgor hereby irrevocably authorizes and directs the process agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding in the courts of any other jurisdiction. If for any reason the process agent ceases to be available to act as process agent, the Pledgor agrees to immediately appoint a replacement process agent satisfactory to the Collateral Agent. Each of the parties hereby waives any right to stay or dismiss any action or proceeding under or in connection with any or all of this Agreement or any other Financing Document brought before the foregoing courts on the basis of forum non conveniens.

            4.9.        Release of Liens. Upon the payment in cash and satisfaction in full of all Secured Obligations, the Collateral Agent will, upon the written request of the Pledgor and at the Pledgor’s expense, execute documents necessary to effect or evidence the release of the Pledged Collateral from the Lien of this Agreement and return to the Pledgor all certificates evidencing the Pledged Collateral and any transfer powers with respect to such certificates.

            4.10.      No Waiver by the Collateral Agent, Amendments.

                          (a)        Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the parties hereto, with the consent of the Required Holders, and then any such waiver, amendment or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or modification shall release all or substantially all of the Pledged Collateral in any transaction or series of related transactions, without the written consent of each holder.

                          (b)        The Collateral Agent shall not be deemed to have waived any of its rights and remedies in respect of the Secured Obligations or the Pledged Collateral unless such waiver shall be in accordance with paragraph (a) above. No delay or omission on the part of the Collateral Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Collateral Agent with respect to the Secured Obligations or the Pledged Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

            4.11.      Overdue Amounts. Until paid, all amounts due and payable by the Pledgor under this Agreement shall be a debt secured by the Pledged Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

            4.12.      Notice, etc. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile with confirmation of receipt, (b) by registered or certified mail with return receipt requested (postage prepaid), (c) by a recognized overnight delivery service (with charges prepaid) or (d) as a .pdf attachment to an email. Any such notice must be sent to the address set forth under the intended recipient’s name set forth on the signature pages hereto or at such other address as such Person shall have specified to the other party hereto in writing. Notices will be deemed given only when received.

            4.13.      Collateral Agency Agreement. The Collateral Agent shall act hereunder only in accordance with the terms and conditions of this Agreement and the Collateral Agency Agreement. Any and all actions the Collateral Agent takes or omits to take hereunder shall be covered by the indemnity provisions of the Collateral Agency Agreement which shall be deemed to be incorporated by reference herein. In the case of a conflict between this Agreement (including Section 3.8), and the Collateral Agency Agreement, the Collateral Agency Agreement shall govern the rights and obligations of the Collateral Agent.

            4.14.      Waiver of Suretyship Defenses. The obligations of the Pledgor shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Pledgor may have against the Issuer or any holder or otherwise, and shall remain in full force and effect without regard to, and (except by indefeasible payment in full in cash of all of the Secured Obligations) shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Pledgor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Notes, the Note Agreement or any other Financing Document or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Secured Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or in respect of the Note Agreement or any other Financing Document; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Issuer or its property; (d) any merger, amalgamation or consolidation of the Pledgor or of the Issuer into or with any other Person or any sale, lease or transfer of any or all of the assets of the Issuer to any Person; (e) any failure on the part of the Issuer for any reason to comply with or perform any of the terms of any other agreement with the Pledgor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge, suretyship defense or other defense of a guarantor (whether or not similar to the foregoing). To the extent permitted by law, the Pledgor irrevocably and unconditionally waives any defense it might have to its performance hereunder, based on any of the foregoing.

            4.15.      USA PATRIOT Act. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Collateral Agent such information as it may request, from time to time, in order for the Collateral Agent to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

            4.16.      Force Majeure. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or Governmental Authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility); it being understood that the Collateral Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

[Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.

NEVADA USG HOLDINGS, LLC

By:_____________________________________
Name: Dennis J. Gilles
Title: Manager

Address:
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Attention: Dennis J. Gilles
Fax: 208-424-1030

[Signature Page to Pledge Agreement]

(STATE OF	)
ss.
(COUNTY OF	)

            On this ______day of ____________, 2013, before me, the undersigned notary public, personally appeared ____________________________, as ___________________of Nevada USG Holdings, LLC, proved to me through satisfactory evidence of identification, which was ______________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as ____________________of Nevada USG Holdings, LLC.

__________________________________
Official signature and seal of notary

My commission expires:

[Notary Page to Pledge Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely in its capacity as the Collateral Agent

By: Deutsche Bank National Trust Company

By:______________________________
Name:
Title:

By:______________________________
Name:
Title:

Address:
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Fax: 732-578-4636
Attention: Project Finance Team Manager/USG
Nevada

[Signature Page to Pledge Agreement]

ACKNOWLEDGEMENT AND CONSENT

            The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement (the “Agreement”) and agrees to be bound thereby and to comply with the terms thereof, any provisions of its Governing Documents (as that term is defined in the Agreement) to the contrary notwithstanding. The undersigned further agrees that the Collateral Agent (as that term is defined in the Agreement) referred to therein will not have any of the obligations of a member of the Issuer unless the Collateral Agent affirmatively elects to undertake such obligations in accordance with the terms of the Agreement.

Dated as of _____________, 2013	USG NEVADA LLC

By:_____________________________________
Name: Dennis J. Gilles
Title: Manager

Address:
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Attention: Dennis J. Gilles
Fax: 208-424-1030

[Acknowledgement Page to Pledge Agreement]

ANNEX A TO PLEDGE AND SECURITY AGREEMENT

            The Issuer has no authorized, issued or outstanding shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class or any commitments to issue any shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class, except as otherwise stated in this Annex A.

Issuer	Pledgor	Class of Interest	Certificate No.	% Interest Held
USG Nevada LLC	Nevada USG Holdings, LLC	Units	No. 001	100%

ANNEX B TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRANSFER POWER
(TO BE SIGNED IN BLANK)

            FOR VALUE RECEIVED, __________________, a _______________(“Assignor”), hereby sells, assigns and transfers unto _______________________, all of its ownership interest(s) in USG Nevada LLC, a Delaware limited liability company (the “Issuer”), standing in its name on the books of the Issuer and represented by Certificate No. [__] and does hereby irrevocably constitute and appoint __________________, its attorney to transfer said ownership interests on the books of the Issuer with full power of substitution in the premises.

Dated: ____________ ____, 20___

[NAME]

By:_________________________________
Name:
Title:

In the presence of:

_____________________________________
Name:

ANNEX C TO PLEDGE AND SECURITY AGREEMENT

Nevada USG Holdings, LLC
Legal address/address of principal place
of business and chief executive office:

Nevada USG Holdings, LLC
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706

Organizational number: 5034809

EIN: 45-3741061

Exhibit S-5

Form of Security Agreement

Exhibit S-5 - 1

Execution Version

SECURITY AGREEMENT

            This SECURITY AGREEMENT (this “Agreement”), dated as of September 26, 2013, is by and between USG Nevada LLC, a Delaware limited liability company (the “Issuer”), on the one hand, and Deutsche Bank Trust Company Americas, in its capacity as collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”), for the benefit of itself, the holders from time to time of the Notes (as defined below) and Deutsche Bank Trust Company Americas, in its capacity as depositary (together with its successors and assigns in such capacity, the “Depositary”) under the Depositary and Security Agreement, dated as of the date hereof, among the Issuer, the Collateral Agent and the Depositary (as amended, modified or supplemented from time to time, the “Depositary Agreement”) (the holders, the Depositary and the Collateral Agent are referred to herein collectively as the “Secured Parties”).

RECITALS:

            The Issuer has authorized the issue and sale of its 6.75% Senior Secured Notes due December 31, 2037 (as amended, modified or supplemented from time to time, the “Notes”), subject to and in accordance with the Note Purchase Agreement, dated as of the date hereof, among the Issuer and the holders of Notes party thereto from time to time (as amended, modified or supplemented from time to time, the “Note Agreement”).

            It is a condition precedent to the purchase of the Notes pursuant to the Note Agreement that the Issuer grant the security interests described in this Agreement, and Issuer wishes to grant security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, as herein provided.

          The Issuer and the Collateral Agent therefore agree as follows:

ARTICLE I

DEFINITIONS

            Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings given to those terms in the Note Agreement, or if not defined in the Note Agreement, in the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction (the “UCC”). However, if a term is defined in Article 9 of the UCC differently from another Article of the UCC, the term has the meaning specified in Article 9.

ARTICLE II

ASSIGNMENT AND GRANT OF SECURITY INTEREST

            2.1.        Grant. (a) As collateral security for the prompt and complete payment when due of the principal, interest (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Make-Whole Amount, if any, and premium, if any, on all of the Notes issued and delivered and outstanding under the Note Agreement, and of all other sums owing under the Note Agreement and each other Financing Document (whether at stated maturity, by acceleration, because of mandatory prepayment, or otherwise, and including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), and the performance of the covenants contained in the Note Agreement and each of the other Financing Documents (collectively, the “Secured Obligations”) and to induce the Purchasers to purchase the Notes, the Issuer hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Secured Parties, and grants to the Collateral Agent a continuing first priority Lien on and security interest in, its interests in all of its properties, assets and rights, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (collectively, the “Collateral”), including: all personal and fixture property of every kind and nature, including all goods (including inventory, equipment and accessions thereto), instruments (including promissory notes), timber to be cut, extracted geothermal fluid and other geothermal substances, including all minerals, gases, salts, chemical, by-products and other substances in solution in geothermal fluid or otherwise produced by or from geothermal wells, the waste heat from geothermal fluid, documents (including, if applicable, electronic documents), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims and all general intangibles (including payment intangibles), and including each of the Material Project Documents listed on Schedule 1 hereto and any other contractual obligations entered into from time to time, and each of the Required Approvals obtained by the Issuer from time to time. Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and the Lien and security interest granted under this Section 2.1 shall not attach to any Required Approval which by its terms or by operation of law would become void, voidable, terminable or revocable or would constitute a breach or default thereunder if a security interest therein was granted hereunder (such Required Approval being expressly excepted and excluded from the Lien and terms of this Agreement solely to the extent necessary so as to avoid such voidness, avoidability, terminability, revocability, breach or default) or any lease, license, contract, property rights or agreement to which the Issuer is a party or any of its rights or interests thereunder if and for so long as the grant of such Lien or security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Issuer therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity), provided, however, that such Lien and security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in clauses (i) or (ii) above, including, without limitation, any proceeds of such lease, license, contract, property rights or agreement.

                          (b)        Notwithstanding anything to the contrary contained herein, the Issuer shall remain liable under each of the Material Project Documents and other contractual obligations and the Required Approvals to which it is a party or by which it is bound, all in accordance with and pursuant to the terms and provisions thereof, and the Collateral Agent shall have no obligation or liability under any Material Project Document, other contractual obligation or Required Approval by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any obligations of the Issuer thereunder or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                          (c)        If any default by the Issuer under any of the Material Project Documents, other contractual obligations or Required Approvals shall occur, the Collateral Agent shall, at the direction of the Required Holders, be permitted (but shall not be obligated) to the fullest extent permitted by such Material Project Document, other contractual obligation or Required Approval or by any applicable Consent, as the case may be, to remedy or cause its designee(s) to remedy any such default by giving written notice of such intent to the Issuer and to the parties to the Material Project Document(s) or other contractual obligations or the issuer of the Required Approval for which the Collateral Agent intends to remedy the default. Any cure by the Collateral Agent or its designee(s) of the Issuer’s default under any of the Material Project Documents, other contractual obligations or Required Approvals shall not be construed as an assumption by the Collateral Agent or any of the Secured Parties or any of their respective designee(s) of any obligations, covenants or agreements of the Issuer under such Material Project Document, other contractual obligation or Required Approval, and none of the Collateral Agent, any of the Secured Parties or any of their respective designee(s) shall be liable to the Issuer or any other Person as a result of any actions undertaken by the Collateral Agent or its designee(s) in curing or attempting to cure any such default, except to the extent arising out of such Person’s gross negligence or willful misconduct. This Agreement shall not be deemed to release or to affect in any way the obligations of the Issuer under the Material Project Documents, its other contractual obligations or the Required Approvals.

            2.2.        Continuing Security Interest. This Agreement creates a continuing security interest in the Collateral and will remain in full force and effect until the indefeasible payment in full in cash and performance of all Secured Obligations. If, at any time for any reason (including the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Issuer, any guarantor, or any other Person or the appointment of any intervenor or conservator of, or agent or similar official for the Issuer, any guarantor or any other Person or any of their respective properties), any payment received by the Collateral Agent or any holder of a Note in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by such Person, this Agreement will continue to be effective or will be reinstated, if necessary, as if such payment had not been made.

            2.3.        Instruments. Notwithstanding any provision herein to the contrary, so long as no Event of Default has occurred and is continuing, the Issuer may retain for collection in the ordinary course of business any Instruments (as defined in Article 9 of the UCC) obtained by it in the ordinary course of business, and the Collateral Agent will, promptly upon the request of the Required Holders, and at the expense of the Issuer, make appropriate arrangements for making any Instruments pledged by the Issuer available to the Issuer for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Collateral Agent, against a trust receipt or like document.

            2.4.        Use of Collateral. So long as no Event of Default has occurred and is continuing, the Issuer shall be entitled to use and possess the Collateral, subject to the rights, remedies, powers and privileges of the Collateral Agent hereunder and the terms of the Financing Documents.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS

            3.1.        Perfection Certificates. The Issuer has delivered to the Collateral Agent and each Purchaser a Perfection Certificate in the form of the certificate attached as Exhibit A to this Agreement. The Issuer represents and warrants to the Collateral Agent and each holder of a Note as of the date of this Agreement, that:

                          (a)        the Issuer’s exact legal name is stated in its Perfection Certificate and on the signature page hereof;

                          (b)        the Issuer is an organization of the type, and is organized in the jurisdiction, set forth in its Perfection Certificate;

                          (c)        the Perfection Certificate accurately sets forth the Issuer’s organizational identification number or accurately states that the Issuer has none;

                          (d)        the Perfection Certificate accurately sets forth as of the date hereof the Issuer’s place of business or, if more than one, its chief executive office, and, if different, its mailing address; and

                          (e)        all other information set forth in the Perfection Certificate is accurate and complete as of the date hereof.

            3.2.        Contractual Obligations; Authorization to File UCC Statements.

                          (a)        The Issuer agrees that:

                                        (i)        it shall maintain the Liens created by this Agreement as first-priority Liens and, at the sole cost and expense of the Issuer, (i) give, execute, deliver, file and/or record any financing statement (x) to create, preserve, perfect or validate and maintain the Liens granted pursuant hereto or (y) to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such Liens; and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, take any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the applicable UCC) with respect thereto;

                                        (ii)        its liabilities and obligations under the Material Project Documents to which it is a party that constitute part of the Collateral will not be released or terminated by this Agreement or the exercise by the Collateral Agent of its rights under this Agreement;

                                        (iii)        unless it expressly agrees in writing, neither the Collateral Agent nor any holder of a Note will have any liabilities or obligations under any contractual obligation of the Issuer as a result of this Agreement, the exercise by the Collateral Agent of rights under this Agreement or otherwise, except to the extent arising out of such Person’s gross negligence or willful misconduct; and

                                       (iv)        neither the Collateral Agent nor any holder of a Note has any obligation to collect or enforce any contractual obligation or claim which constitutes part of the Collateral, or to take any other action with respect to the Collateral except as expressly set forth in this Agreement and the other applicable Financing Documents.

                          (b)        Subject to Section 6.1 hereof, the Issuer authorizes the Collateral Agent and each holder of a Note, in its own name, at any time and from time to time, to give notice to any Person of this Agreement and of the assignment of the Collateral to the Collateral Agent, for the benefit of the Secured Parties, and of the Collateral Agent’s Lien on and security interest in the Collateral. The Issuer further irrevocably authorizes the Collateral Agent, at any time and from time to time, to file, at the expense of the Issuer, in any UCC jurisdiction any financing statements and amendments thereto that describe the Collateral as all assets of the Issuer or words of similar effect, or with greater detail, and contain other information required by the UCC for the sufficiency of any financing statement or amendment. The Issuer agrees to promptly furnish any information necessary to prepare such financing statements and amendments to the Collateral Agent and each holder of a Note upon prior written request. The Issuer also ratifies its authorization for the Collateral Agent to have filed in any UCC jurisdiction any like financing statements or amendments thereto as set forth in this Section 3.2(b) if filed prior to the date hereof. Notwithstanding the foregoing, nothing herein shall require the Collateral Agent to file financing statements or continuation statements or be responsible for maintaining the security interest purported to be created as described herein, and such responsibility shall be solely the responsibility of the Issuer.

            3.3.        Negative Covenants. The Issuer covenants and agrees that it will perform and observe each of the following covenants:

                          (a)        Business, Name and Address. It will not change its name, the address of its principal place of business or chief executive office, its type of organization, its jurisdiction of formation or its organizational identification number without giving the Collateral Agent and the holders of the Notes 30 days’ prior written notice of such change; and

                          (b)        Amendment of Operating Agreement; Transfer of Collateral. It will not permit or agree to any amendment of its limited liability company operating agreement, except in connection with the admission of a new member or substitution of an existing member as permitted under the Note Agreement and the other Financing Documents. It will not sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions), any or all of its rights, title or interest in the Collateral, except as permitted under the Note Agreement and the other Financing Documents.

ARTICLE IV

RIGHTS AND REMEDIES

            4.1.        Collections Prior to Default. Until the Collateral Agent exercises its right after the occurrence and during the continuation of an Event of Default to collect proceeds and amounts in respect of the Collateral, the Issuer will collect with diligence, and at the Issuer’s own expense, any and all such proceeds and amounts in the ordinary course. Upon the occurrence and during the continuation of an Event of Default, or after an exercise of remedies by the Collateral Agent, any such collections made by the Issuer will be held in trust for the Collateral Agent for the benefit of the Secured Parties, and the Issuer will keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of the Collateral Agent and will deliver such collections at such time as the Collateral Agent may request to the Collateral Agent in the identical form received, properly endorsed or assigned when required to enable the Collateral Agent to complete collection thereof.

            4.2.        Collateral Agent’s Rights Upon Default. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent may, but shall not be obligated to, in its sole discretion, take any or all of the following actions, in each case at the Issuer’s expense and without prior notice to the Issuer except as specifically set forth below and except as required under applicable law:

                          (a)        give notice of the Event of Default to any Person, collect proceeds and amounts in respect of the Collateral, and enforce all rights of the Issuer in the Collateral;

                          (b)        take possession of any or all of the Collateral, wherever it may be found, using reasonable force to the extent permitted under applicable law, to do so, and hold, store, repair, improve, operate and manage the same;

                          (c)        foreclose its Lien upon any or all of the Collateral;

                          (d)        sell, lease, assign, deliver or otherwise dispose of any or all of the Collateral at public or private sale, with or without having any or all of the Collateral at the place of sale, upon terms, in such manner, at such time or times, and at such place or places as the Collateral Agent may reasonably determine and as required by law; and

                          (e)        exercise any or all other rights or remedies available to the Collateral Agent under applicable law, the Financing Documents or any other agreement between the parties.

The Collateral Agent may, to the fullest extent permitted by law, exercise the foregoing rights and remedies in such order, at such times and in such manner as the Collateral Agent may, in its sole and exclusive judgment, determine from time to time.

            4.3.        Power of Attorney. The Issuer irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, each with full power of substitution, as the Issuer’s true and lawful attorney-in-fact, in the Issuer’s name or in such Person’s name or otherwise, and at the Issuer’s expense, to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default, without notice to or the consent of the Issuer:

                          (a)        take any or all of the actions described in Section 4.2 of this Agreement, and exercise any other right or power granted to the Collateral Agent and any holder of a Note under this Agreement or any other Financing Document or by law;

                          (b)        endorse or execute and deliver any check, draft, note, acceptance, or instrument, document, contract, agreement, receipt, release, bill of lading, invoice, endorsement, assignment, bill of sale, deed or instrument of conveyance or transfer constituting or relating to any Collateral;

                          (c)        assert, institute, file, defend, settle, compromise or adjust any claim constituting or relating to any Collateral;

                          (d)        perform or comply with any contractual obligation that constitutes part of the Collateral; and

                          (e)        do any and all things necessary and proper to carry out the purposes of this Agreement.

The Issuer recognizes and agrees that the power of attorney granted pursuant to this Section 4.3 is coupled with an interest and is not revocable until the termination of this Agreement in accordance with its terms, at which time the power of attorney shall automatically terminate. The Issuer ratifies and confirms all actions taken by the Collateral Agent or its agents pursuant to this power of attorney in accordance herewith.

            4.4.        Other Rights of Collateral Agent.

                          (a)        The Collateral Agent will have, with respect to the Collateral, in addition to the rights and remedies set forth in this Agreement: (i) all of the rights and remedies available to a secured party under applicable law, as if such rights and remedies were fully set forth in this Agreement, and (ii) all of the rights, protections and indemnities set forth in the Collateral Agency Agreement, which provisions are incorporated by reference and made a part of this Agreement.

                          (b)        The Collateral Agent may at any time and from time to time release or relinquish any right, remedy or Lien it has with respect to a particular item of Collateral without thereby releasing, relinquishing or in any way affecting its rights, remedies or Lien with respect to any other item of Collateral.

            4.5.        Disposition of Collateral.

                          (a)        Upon the written request by the Collateral Agent (acting at the direction of the Required Holders) or the Required Holders after the occurrence and during the continuation of an Event of Default, the Issuer agrees, promptly and at its own expense, to assemble any or all of the Collateral and make it available to the Collateral Agent.

                          (b)        The Collateral Agent will be entitled to sell the Collateral on any commercially reasonable terms, and the Issuer agrees that a private sale or a sale on extended payment terms, or in exchange for property, stock or other consideration will not in and of itself be deemed to be commercially unreasonable. The Collateral may be sold in one lot as an entirety or in separate parcels. Any Secured Party may purchase any or all of the Collateral sold at any public sale and, to the extent permitted by applicable law, may purchase any or all of the Collateral sold at any private sale, including by a credit bid.

                          (c)        The Collateral Agent may, at the direction of the Required Holders, restrict the prospective bidders or purchasers at any sale as to their number, nature of business, financial or business expertise, net worth or financial resources and investment intention or on the basis of any other factors that are commercially reasonable. Any sale of Collateral may be subject to the requirement that any purchase of all or any part of the Collateral constituting a security for purposes of the Securities Act or the Exchange Act must be for the purpose of investment and without any intention to make a distribution thereof.

                          (d)        The Issuer expressly agrees that the Collateral Agent need not give more than 10 days’ notice to the Issuer of the time and place of any public sale of Collateral or of the time after which a private sale of Collateral may take place, and that such notice will constitute reasonable notice under all circumstances. The Collateral Agent will not be obligated to hold any sale pursuant to any such notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for such sale, and a subsequent sale may be held at the time and place designated in such announcement without further notice or publication. To the extent permitted by applicable law, the Issuer irrevocably waives any right it may have to make a demand of performance or other demand, advertisement, judicial hearing or notice to it or any other Person in connection with the collection, sale or other disposition of, or realization upon, any or all of the Collateral.

                          (e)        Upon the occurrence and during the continuation of an Event of Default, before any sale or disposition of Collateral, the Collateral Agent at the direction of the Required Holders may cause any or all of such Collateral to be improved, repaired or reconditioned. The Collateral Agent (on behalf of the Secured Parties) may also settle, pay or discharge any or all taxes, Liens, claims and other charges with respect to Collateral, and may procure or continue insurance with respect to Collateral (it being understood that nothing contained herein shall be construed as requiring the Collateral Agent to expend its own funds or otherwise incur any financial liability in connection with the performance of any of its duties hereunder). All sums expended by the Secured Parties pursuant to this Section 4.5(e) will constitute Secured Obligations secured by the Liens created by the Financing Documents. Neither the Collateral Agent, nor any other Secured Party will have any duty to take any action authorized by this Section 4.5(e) , and no sale of Collateral will be deemed to have been commercially unreasonable by reason of the decision not to take any such action.

            4.6.        No Marshaling or Right of Redemption.

                          (a)        Except to the extent required by applicable law, neither the Collateral Agent nor any other Secured Party will be required to marshal any Collateral or any guaranties of the Secured Obligations, or to resort to any item of Collateral or any guaranty in any particular order, and the Collateral Agent’s rights with respect to the Collateral and any guaranties will be cumulative and in addition to all other rights, however existing or arising. To the extent permitted by applicable law, the Issuer irrevocably waives, and agrees that it will not invoke or assert, any law requiring or relating to the marshaling of collateral or any other law which might cause a delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or any other Financing Document.

                          (b)        To the extent permitted by applicable law, the Issuer irrevocably waives, and agrees that it will not invoke or assert, any rights to equity of redemption or other rights of redemption, appraisement, valuation, stay, extension or moratorium that it may have in equity, at law, or otherwise with respect to any Collateral. The sale or other transfer pursuant to this Agreement of any right, title or interest of the Issuer in any item of Collateral will operate to permanently divest the Issuer and all Persons claiming under or through the Issuer of such right, title or interest, and will be a perpetual bar, both at law and in equity, to any and all claims by the Issuer or any such Person with respect to such item of Collateral.

            4.7.        Application of Proceeds. After the occurrence and during the continuation of an Event of Default or after an exercise of remedies by the Collateral Agent, any cash held by the Collateral Agent and all cash proceeds received by the Collateral Agent from any realization upon the Collateral may, at the direction of the Required Holders, be held by the Collateral Agent as collateral security for the payment of the Secured Obligations or applied by the Collateral Agent in accordance with the Collateral Agency Agreement.

            4.8.        Collateral Agent’s Duties.

                          (a)        The grant to the Collateral Agent under this Agreement of any right or power does not impose upon the Collateral Agent any duty to exercise such right or power. The Collateral Agent will have no obligation to take any steps to preserve any claim or other right against any Person or with respect to any Collateral.

                          (b)        To the extent permitted by applicable law, the Issuer waives all claims against the Collateral Agent or its agents arising out of the repossession, taking, retention, storage, operation or sale of the Collateral except to the extent such actions constitute gross negligence or willful misconduct of such Person. To the extent permitted by applicable law, the Issuer waives any claim it may have based on the allegation or fact that the price obtained for Collateral sold at a private sale made in accordance with this Agreement was less than could have been obtained for the same Collateral at a public sale. Subject to the penultimate sentence hereof, all risk of loss, damage, diminution in value or destruction of the Collateral will be borne by the Issuer. The Collateral Agent will have no responsibility for any act or omission of any carrier, warehouseman, bailee, forwarding agency, broker, operator or any other Person. The Collateral Agent will have no responsibility to the Issuer for any act or omission of the Collateral Agent, except to the extent such act or failure to act constitutes gross negligence or willful misconduct by the Collateral Agent. Notwithstanding anything herein to the contrary, in no event shall the Collateral Agent be liable for special, punitive indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                          (c)        The Collateral Agent will be accountable only for such proceeds as the Collateral Agent actually receives as a result of the exercise of its rights under this Agreement and the other Financing Documents, and delivery or other accounting of such proceeds or the Collateral by the Collateral Agent to the Issuer or the assignee of the Secured Obligations will discharge the Collateral Agent of all liability therefor.

                          (d)        The Collateral Agent does not and will not make any express or implied representations or warranties with respect to any Collateral or other property released to the Issuer.

                          (e)        Except as set forth in this Agreement or as required under applicable law, the Collateral Agent will have no duties or obligations with respect to the Collateral.

ARTICLE V

OTHER SECURITY DOCUMENTS

            5.1.        Relation to Other Security Documents. The provisions of this Agreement supplement the provisions of any real estate fee or leasehold mortgage granted by the Issuer, any pledge granted by the holders of the equity interests of the Issuer under the Pledge Agreement and any other Security Document, in each case to the Collateral Agent, for the benefit of the Secured Parties, which secure the payment or performance of any of the Secured Obligations. Nothing contained in any such real estate fee or leasehold mortgage, Pledge Agreement or other Security Document shall derogate from any of the rights or remedies of the Collateral Agent hereunder.

ARTICLE VI

GENERAL PROVISIONS

            6.1.        Further Assurances.

                          (a)        At any time and from time to time, including upon the request of the Collateral Agent (acting at the direction of the Required Holders) or the Required Holders, the Issuer will, at the Issuer’s expense, execute and deliver and/or file such further documents, financing statements, continuation statements, amendments and instruments and do such other acts as are in each case necessary or required by applicable law in order to create, perfect, maintain and preserve first-priority Liens on the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and to facilitate any sale of or other realization upon Collateral, to make any sale of or other realization upon Collateral valid, binding and in compliance with applicable law, and to provide for the payment of the Secured Obligations in accordance with the terms of the Financing Documents and this Agreement.

                          (b)        The Issuer shall pay all filing, registration and recording fees or re-filing, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

            6.2.        Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Issuer may not assign or otherwise transfer any of its rights under this Agreement. Any holder of a Note will have the right to transfer, assign, pledge and grant participations in its rights and interests under this Agreement in accordance with the terms of its Financing Documents. The Collateral Agent will have the right to transfer and assign its rights and interests under this Agreement in accordance with the terms of the Collateral Agency Agreement.

            6.3.        Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

            6.4.        Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. The rules of interpretation set forth in Schedule B of the Note Agreement shall apply to this Agreement.

            6.5.        Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. A facsimile or electronic transmission of the signature page to this Agreement by any party hereto shall be effective as the signature page of such party and shall be deemed to constitute an original signature of such party to this Agreement and shall be admissible into evidence for all purposes.

            6.6.        Governing Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

            6.7.        Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

            6.8.        Consent to Jurisdiction.

                          (a)        The parties agree that any legal action or proceeding by or against the Issuer or with respect to or arising out of this Agreement or any other Financing Document may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, in each case, in the Borough of Manhattan. By execution and delivery of this Agreement, each party accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Issuer agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, (or any substantially similar form of mail) postage prepaid, return receipt requested to such party at its address for notices as specified herein. Each of the parties agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 6.8(a) shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

                          (b)        In addition to and notwithstanding the provisions of Section 6.8(a) above, the Issuer hereby irrevocably appoints C T Corporation System as its agent to receive on its behalf and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Issuer, in care of the process agent at 111 Eighth Avenue, New York, NY 10011, and the Issuer hereby irrevocably authorizes and directs the process agent to accept such service on its behalf. Nothing in this Agreement will affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding in the courts of any other jurisdiction. If for any reason the process agent ceases to be available to act as process agent, the Issuer agrees to immediately appoint a replacement process agent satisfactory to the Collateral Agent. Each of the parties hereby waives any right to stay or dismiss any action or proceeding under or in connection with any or all of this Agreement or any other Financing Document brought before the foregoing courts on the basis of forum non conveniens.

            6.9.        Release of Liens. Upon the payment in cash of all Secured Obligations, the Collateral Agent will, upon the written request of the Issuer and at the Issuer’s expense, execute documentation necessary to effect or evidence the release of the Collateral from the Lien of this Agreement. The Lien of this Agreement shall also be automatically released with respect to any portion of the Collateral that is sold, transferred or otherwise disposed of in compliance with the terms and conditions of the Financing Documents. Without limiting the foregoing, the Issuer and the Collateral Agent hereby acknowledge and agree that the Liens granted hereunder on cash which is distributed by the Issuer to any Person in accordance with the terms of Section 4.1(i) of the Depositary Agreement shall be automatically released at the time and the amount of such distribution.

            6.10.      No Waiver by Collateral Agent, Amendments.

                          (a)        Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the parties hereto, with the consent of the Required Holders, and then any such waiver, amendment or modification shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or modification shall release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each holder of Notes.

                          (b)        The Collateral Agent shall not be deemed to have waived any of its rights and remedies in respect of the Secured Obligations or the Collateral unless such waiver shall be in accordance with paragraph (a) above. No delay or omission on the part of the Collateral Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Collateral Agent with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

            6.11.      Overdue Amounts. Until paid, all amounts due and payable by the Issuer under this Agreement shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the Default Rate.

            6.12.      Notice, etc. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile or as a .pdf attachment to an email with confirmation of receipt, (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent to the address set forth under the intended recipient’s name set forth on the signature pages hereto or at such other address as such Person shall have specified to the other party hereto in writing. Notices will be deemed given only when actually received.

            6.13.      Collateral Agency Agreement. The Collateral Agent shall act hereunder only in accordance with the terms and conditions of this Agreement and the Collateral Agency Agreement. Any and all actions the Collateral Agent takes or omits to take hereunder shall be covered by the indemnity provisions of the Collateral Agency Agreement which shall be deemed to be incorporated by reference herein. In the case of a conflict between this Agreement (including Section 4.8), and the Collateral Agency Agreement, the Collateral Agency Agreement shall govern the rights and obligations of the Collateral Agent.

            6.14.      USA PATRIOT Act. The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Agreement agree that they will provide to the Collateral Agent such information as it may request, from time to time, in order for the Collateral Agent to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

            6.15.      Force Majeure. The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or Governmental Authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility); it being understood that the Collateral Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

[Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.

USG NEVADA LLC

By:_____________________________________
Name: Dennis J. Gilles
Title: Manager

Address:
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Attention: Dennis J. Gilles
Fax: 208-424-1030

(STATE OF	)
ss.
(COUNTY OF	)

            On this ______day of ____________, 2013, before me, the undersigned notary public, personally appeared ____________________________, as ___________________of USG Nevada LLC, proved to me through satisfactory evidence of identification, which was ______________________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as ____________________of USG Nevada LLC.

__________________________________
Official signature and seal of notary

My commission expires:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but
solely in its capacity as the Collateral Agent

By: Deutsche Bank National Trust Company

By:______________________________

Name:
Title:

By:______________________________
Name:
Title:

Address:
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Fax: 732-593-4636
Attention: Project Finance Team Manager/USG
Nevada

Exhibit A

PERFECTION CERTIFICATE

Dated as of [________], 2013

            The undersigned, the [__________] of USG Nevada LLC, a Delaware limited liability company (the “Issuer”), hereby certifies as follows:

            1. Name. The exact legal name of the Issuer is ___________________________.

            2. Other Identifying Factors.

                   (a)        The mailing address of the Issuer is ____________________________.

                   (b)        If different from its mailing address, the Issuer’s place of business or, if more than one, its chief executive office is located at:

Address	County	State

                   (c)        The type of organization of the Issuer is a limited liability company. (d) The jurisdiction of the Issuer’s organization is _____________.

                   (e)        The Issuer’s state issued organizational identification number [state “None” if the state does not issue such a number] is ________________.

                   (f)        The Issuer’s EIN is _________________.

            3.        Other Names.

                   (a)        The following is a list of all other names (including trade names or similar appellations) used by the Issuer, or any other business or organization to which the Issuer became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

            4.        Other Current Locations.

                   (a)        The following are all other locations in which the Issuer maintains any books or records relating to its accounts, instruments, chattel paper, general intangibles or mobile goods:

Address	County	State

                  (b)        The following are all other places of business of the Issuer:

Address	County	State

                   (c)        The following are all other locations where any of the Issuer’s inventory or equipment is located:

Address	County	State

                   (d)        The following are the names and addresses of all persons or entities other than the Issuer, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Issuer’s instruments, chattel paper, inventory or equipment:

Name	Mailing Address	County	State

            5.        Prior Locations.

                   (a)        Set forth below is each location or place of business maintained by the Issuer during the past five years:

Address	County	State

                   (b)        Set forth below is each other location at which, or other person or entity with which, any of the Issuer’s inventory or equipment has been held during the past twelve months:

Name	Address	County	State

            6.        Fixtures. Set forth below is a description of the real property on which any of the Collateral consisting of fixtures are or are to be located (including reference to a book and page number in the applicable recording office and the name of the record owner of the real property) and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

            7.        Intellectual Property. Set forth below is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Issuer:

            8.        Securities; Instruments. Set forth below is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Issuer (provide name of Issuer, a description of security and value):

            9.        Bank Accounts. Set forth below is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Issuer:

Depositary Bank	Bank Address	Type of Account	Account No.

            10.      Commercial Tort Claims. Set forth below is a brief written description of each commercial tort claim which the Issuer holds:

[Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF, the undersigned has signed this Certificate as of the date first set forth above.

Name:
Title:

Schedule 1

MATERIAL PROJECT DOCUMENTS

            Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

            Engineering, Procurement and Construction Contract, dated August 27, 2010, between Issuer and SAIC Constructors, LLC, an Oklahoma limited liability company, formerly known as Benham Constructors, LLC (the “Construction Lender”), and the following related Change Orders: Change Order No. 001 dated November 12, 2010 regarding builders risk insurance premium.

                           Change Order No. 002 dated November 12, 2010 regarding technical assistances and consulting services.

                           Change Order No. 003 dated November 18, 2010 regarding early site mobilization to expedite preliminary site work and installation of new make up water line.

                           Change Order No. 004 dated December 1, 2010 regarding cooling water pumps, condenser tubes, cooling tower motors and related equipment.

                           Change Order No. 005 dated December 29, 2010 regarding NV Energy interconnection.

                           Change Order No. 006 dated January 14, 2011 regarding enhanced machinery condition monitoring, control infrastructure upgrades, production well VFDs and other equipment.

                           Change Order No. 007 dated March 11, 2011 regarding scheduling and guaranteed substantial completion.

                          Change Order No. 008 dated May 23, 2011 regarding additional work and taxes.

                           Change Order No. 009 dated June 2, 2011 regarding changes to equipment and remodel of control room.

                           Change Order No. 010 dated July 11, 2011 regarding equipment purchases and additional labor.

                           Change Order No. 011 dated September 1, 2011 regarding repairs to fire water system, inspections to pipeline and additional work.

                           Change Order No. 012 dated September 16, 2011 regarding additional work to chemical treatment equipment, building permits, and other items.

                           Change Order No. 013 dated September 23, 2011 regarding spare parts for power plant.

                           Change Order No. 014 dated October 27, 2011 regarding increase to interconnection task and chemicals for startup.

                           Change Order No. 015 dated November 17, 2011 regarding miscellaneous out-of-scope costs.

                           Change Order No. 016 dated January 27, 2012 regarding credit for E-monitor and miscellaneous costs.

                           Change Order No. 017 dated January 27, 2012 regarding increased project management and management agreement costs.

                           Change Order No. 018 dated May 22, 2012 regarding the adoption of final performance test procedures.

                           Change Order No. 019 dated October 16, 2012 regarding installation of operator access and safety equipment.

            Management Services Agreement dated as of September 30, 2010 between the Issuer and the Operator.

            Amended and Restated Long-Term Portfolio Energy Credit and Renewable Power Purchase Agreement between Issuer and Sierra Pacific Power Company, dated May 31, 2011 (subject to approval by the Public Utilities Commission of Nevada; upon approval by PUCN, the 1987 PPA will be terminated).

            Long Term Agreement for Purchase and Sale of Electricity dated December 31, 1986 between Sierra Pacific Power Company and Issuer, as successor in interest to Michael D. Steward, dba Empire Farms, as amended by the Amendment to Long Term Agreement for Purchase and Sale of Electricity executed as of December 28, 1987.

            Small Generator Interconnection Agreement (Service Agreement No. #10-01277), dated as of December 28, 2010 between Sierra Pacific Power Company d/b/a NV Energy and Issuer.

            Office and Land Lease Agreement dated as of August 27, 2010 between USG Idaho, as lessor, and the Issuer, as lessee, as amended in conjunction with the transactions described in the Agreement.

            Extended Warranty and Design Agreement – San Emidio Project dated as of December 10, 2012 between Atlas Copco Mafi-Trench Company LLC, a Delaware limited liability company, and Turbine Air Systems, Ltd., a Texas limited partnership, as subsequently assigned by Turbine Air Systems, Ltd. to the EPC Contractor and by the EPC Contractor to the Issuer pursuant to that certain Assignment of Warranty and Consent dated September 16, 2013.

            The Recapture Indemnity Agreement dated as of the date of the Agreement among the Sponsor, the Issuer and the Collateral Agent.

            The Geothermal Lease dated as of October 14, 1987 between The Kosmos Company, as lessor, and Michael B. Stewart, as lessee, recorded October 16, 1987 in Book 2633, Page 282, as Document No. 1200497 of Official Records, as assigned to Empire Farms, a Nevada Partnership, by that certain Assignment of Lease dated September 18, 1995 and recorded October 13, 1995 as Document No. 1933483 of Official Records, and as further assigned to Empire Energy, LLC, a Nevada limited liability company, by that certain Assignment and Assumption Agreement dated November 24, 1999, as evidenced by that certain Memorandum of Assignment recorded May 11, 2000 as Document No. 2446152 of Official Records, and as further assigned to Empire Geothermal Power, LLC by that certain Assignment of Geothermal Project Rights and Leasehold Estates dated August 31, 2003, and recorded on October 3, 2003 as Document No. 2934363 of Official Records, and as further assigned to Issuer by that certain Assignment and Acceptance of Assignment of Kosmos Geothermal Lease dated April 2008 and recorded on April 30, 2008 as Document No. 3645581 of Official Records, as amended by that certain First Amendment to Geothermal Lease dated March 15, 2008 for reference purposes and that certain Second Amendment to Geothermal Lease dated as of May 5, 2007 for reference purposes.

            The leases for geothermal resources issued by the United States Bureau of Land Management on land located in Washoe County, Nevada with serial numbers NVN-42707, NVN-63004, NVN-63006, NVN-63007, NVN-75555, NVN-75557 and NVN-75558.

            The power plant lease and site license issued by the United States Bureau of Land Management on land located in Washoe County, Nevada with serial number NVN-47169.

            The right-of-way grants / temporary use permits granted by the United States Bureau of Land Management with serial numbers NVN-47395, NVN-49240, NVN-57441, NVN-43284 and NVN-57909.

Exhibit S-6

Form of Recapture Indemnity Agreement

Exhibit S-6 - 1

Execution Version

INDEMNITY AGREEMENT

            This INDEMNITY AGREEMENT, dated as of September 26, 2013 (this “Agreement”), is made and entered into by U.S. GEOTHERMAL INC., a Delaware corporation (“USG Delaware”), and U.S. GEOTHERMAL INC., an Idaho corporation (“USG Idaho” and, together with USG Delaware, each a “Sponsor” and collectively, the “Sponsors”), in favor of USG NEVADA LLC, a Delaware limited liability company (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent for the Secured Parties (as defined in the Note Agreement referred to below) (together with its successors and permitted assigns in such capacity, the “Collateral Agent”, and together with the Issuer and the Secured Parties, the “Beneficiaries”).

PRELIMINARY STATEMENTS

            The Issuer has authorized the issue and sale of its 6.75% Senior Secured Notes due December 31, 2037 (the “Notes”), subject to and in accordance with the Note Purchase Agreement, dated as of the date hereof, among the Issuer and the holders of the Notes party thereto from time to time (as amended, modified or supplemented from time to time, the “Note Agreement”).

            It is a condition precedent to the obligations of the holders under the Note Agreement that the parties enter into this Agreement.

            In consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Sponsor hereby agrees with the Beneficiaries, as follows:

AGREEMENT

            SECTION 1. Definitions. Capitalized terms not otherwise defined in this Agreement have the meanings given to them in the Note Agreement. As used in this Agreement, the following terms shall have the following meanings:

            “Indemnified Person” has the meaning given in Section 2 hereof.

            “Losses” has the meaning given in Section 2 hereof.

            “Recapture Liability” means any loss or liability of the Issuer resulting, directly or indirectly, from all or any portion of the Cash Grant being required to be repaid to the U.S. Treasury Department or any other Governmental Authority, including any interest and penalties related thereto. The term “Recapture Liabilities” has a correlative meaning.

            SECTION 2. Recapture Indemnity. (a) Each Sponsor absolutely, irrevocably and unconditionally agrees to jointly and severally indemnify and hold harmless the Beneficiaries, their Affiliates and their officers, directors, employees, agents and controlling persons (each, an “Indemnified Person”) from and against any and all (i) Recapture Liabilities and (ii) demands, claims, suits, actions, causes of action, judgments, fines, penalties, assessments, taxes, out of pocket losses, damages, liabilities, settlement amounts, out of pocket costs and expenses, including without limitation attorneys’ fees and expenses incurred by any Beneficiary in the enforcement and/or preservation of any rights under this Agreement (collectively, “Losses”).

                   (b) Promptly after receipt by any Indemnified Person of notice of any claim, liability or the commencement of any action in respect of Losses under this Section 2, such Indemnified Person shall notify Sponsors in writing of the claim, liability or the commencement of such action; provided, however, that the failure by the Indemnified Person to so notify Sponsors shall not relieve either Sponsor from any liability which it may have under this Section 2. Sponsors shall reimburse each Indemnified Person for any and all Losses promptly and in any event no later than ten (10) Business Days after receiving demand therefor. Each Indemnified Party shall be entitled to make demand upon Sponsors at any time upon the incurrence of any Loss. The Issuer hereby directs Sponsors to make all payments to be made by Sponsors under this Agreement to the Issuer directly to the account specified in Exhibit A attached hereto or as otherwise directed by the Collateral Agent.

                   (c) The obligations of each Sponsor under this Section 2 are absolute and unconditional, irrespective of the value, genuineness, validity or enforceability of any Financing Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of, or security for, any of the Obligations, and, to the fullest extent permitted by law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of their undertakings hereunder, it being the intent of this Section 2 that the obligations of each Sponsor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of one or more of the following shall not alter or impair the liability of either Sponsor hereunder which shall remain absolute and unconditional as described above:

            (i)        at any time or from time to time, without notice to either Sponsor, the time for any performance of, or compliance with, any of the Obligations or any of the obligations of any Issuer Party under any Financing Document shall be extended, or such performance or compliance shall be waived;

            (ii)        any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Financing Documents, at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations;

            (iii)        any of the acts mentioned in any of the provisions of any Financing Document or any other agreement or instrument referred to herein or therein shall be done or omitted;

            (iv)        any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Financing Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Obligations, in each case whether or not in accordance with the terms hereof or such Financing Document or any agreement relating to such other guaranty or security;

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            (v)        the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, waived, supplemented or amended in any respect, or shall at any time be found to be illegal, invalid or unenforceable in any respect, or any right under any Financing Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

            (vi)        any lien or security interest granted to, or in favor of, the Collateral Agent or any other Secured Party or any party to a Financing Document as security for any of the Obligations (including without limitation Liens intended to be created by the Security Documents) shall fail to be perfected or shall be released;

            (vii)        the performance or failure to perform by either Sponsor of its obligations hereunder or by the Issuer of its obligations under any other agreement, or by the condition (financial, legal or otherwise), affairs, status, nature or actions of the Issuer;

            (viii)        any change in ownership of the Issuer;

            (ix)     the voluntary or involuntary liquidation, dissolution, sale of assets, marshaling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, readjustment or similar proceeding affecting any Person;

            (x)       any defenses, set offs or counterclaims which either Sponsor or the Issuer may allege or assert against any Beneficiary in respect of the Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; or

            (xi)      any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of either Sponsor as an obligor under this Agreement.

                   (d) Each Sponsor hereby expressly waives, for the benefit of the Beneficiaries, diligence, presentment, demand of payment, protest and all notices whatsoever (other than any notices required under this Agreement, but subject to the provisions hereof) and any requirement that the Collateral Agent or any other Secured Party or any party to a Financing Document exhaust any right, power or remedy or proceed against the Issuer under any Financing Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Obligations, or pursue any other remedy in the power of the Collateral Agent or such other Secured Party whatsoever. Each Sponsor hereby further expressly waives, for the benefit of the Beneficiaries, (i) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Issuer including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Issuer from any cause other than payment in full of the Obligations, (ii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (iii) any defense based upon any Beneficiary's errors or omissions in the administration of the Obligations, except behavior which amounts to gross negligence or willful misconduct (iv) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of either Sponsor's obligations hereunder, (B) any rights to set offs, recoupments and counterclaims, and (C) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto, (v) notices, demands, presentments protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, under the other Financing Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Issuer and any right to consent to any thereof, and (vi) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

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                   (e) The obligations of each Sponsor under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of either Sponsor under this Agreement is rescinded or must be otherwise restored by any Beneficiary to such Sponsor as a result of any proceedings in bankruptcy, and each Sponsor agrees that it will indemnify each Beneficiary on demand for all reasonable costs and expenses (including reasonable and documented fees and expenses of counsel) incurred by such Beneficiary in connection with such rescission or restoration. This Section 2(e) shall survive the termination of this Agreement.

                   (f) This Agreement is a primary obligation of each Sponsor and not merely a contract for surety.

            SECTION 3. Representations and Warranties. Each Sponsor represents and warrants to the Beneficiaries that, as of the date of this Agreement:

                   (a) Such Sponsor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Such Sponsor is not subject to any current orders for winding up, or appointment of a receiver or liquidator or to any notice of any proposed deregistration.

                   (b) The execution, delivery and performance by such Sponsor of this Agreement are within such Sponsor’s corporate powers, have been duly authorized by all necessary corporate action and do not conflict with or result in a breach of its organizational documents, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which such Sponsor is a party or by which such Sponsor is bound or to which such Sponsor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any of such Sponsor’s revenues or assets pursuant to the terms of any such agreement or instrument.

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                   (c) No consent, action of authorization or approval or registration, declaration or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by such Sponsor of this Agreement.

                   (d) This Agreement has been duly executed and delivered by such Sponsor. This Agreement is a legal, valid and binding obligation of such Sponsor, enforceable against such Sponsor in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights generally.

                   (e) There is no action, suit or proceeding now pending before any court, administrative body or arbitral tribunal, or, to the best of such Sponsor’s knowledge, threatened against such Sponsor, which could reasonably be expected to have an adverse effect on such Sponsor’s ability to perform its obligations under this Agreement.

                   (f) The obligations of such Sponsor under this Agreement rank pari passu with all other unsecured unsubordinated indebtedness of such Sponsor.

            SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

            SECTION 5. Refunds. If either Sponsor pays any Losses hereunder and the U.S. Treasury Department refunds all or a portion of the Losses, the amount refunded shall be paid to such Sponsor together with any interest thereon paid by the U.S. Treasury Department.

            SECTION 6. Consent to Jurisdiction; Waiver of Immunity; Joinder.

                   (a) Each party hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein shall affect the right of a party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any action or proceeding arising out of this Agreement in any New York State or federal court sitting in the Borough of Manhattan, The City of New York, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

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                   (b) To the extent that a party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

            SECTION 7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER, OR IN RESPECT OF THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE BENEFICIARIES OR EITHER SPONSOR.

            SECTION 8. Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each party hereto. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 9. Addresses for Notices. All notices, requests and other communications provided for hereunder shall be in writing (including facsimile) and will be deemed to have been duly given if delivered personally, by facsimile transmission or as a .pdf attachment to an email with confirmation of receipt, by overnight courier service or by certified mail (postage prepaid) to each of the parties at the “Address for Notices” specified below each party’s name on the signature pages hereof.

            SECTION 10. No Waiver; Remedies. No failure on the part of a party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by a party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 11. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 12. Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

            SECTION 13. Entire Agreement. This Agreement and any agreement, document or instrument referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof.

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            SECTION 14. Benefit; Successors and Permitted Assigns.

                   (a) This Agreement is intended solely for the benefit of and is enforceable by the Beneficiaries and their respective successors or permitted assigns and is not for the benefit of or enforceable by any other Person. This Agreement shall be binding upon each Sponsor and its successors and permitted assigns and shall inure to the benefit of the successors and permitted assigns of the Beneficiaries.

                   (b) This Agreement and all obligations of each Sponsor hereunder to the Beneficiaries shall be assignable by such Sponsor only with the prior written consent of each Beneficiary.

[Signature pages follow]

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            IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.

U.S. GEOTHERMAL INC.,
a Delaware corporation

By: __________________________________
Name:
Title:

Address for Notices:
U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Telephone: 208-424-1027
Facsimile: 208-424-1030
Attention: Dennis J. Gilles

U.S. GEOTHERMAL INC.,
an Idaho corporation

By: __________________________________
Name:
Title:

Address for Notices:
U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Telephone: 208-424-1027
Facsimile: 208-424-1030
Attention: Douglas J. Glaspey

USG NEVADA LLC

By: __________________________________
Name:
Title:

Address for notices:
c/o U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, Idaho 83706
Telephone: 208-424-1027
Facsimile: 208-424-1030
Attention: Dennis J. Gilles

DEUTSCHE BANK TRUST COMPANY
AMERICAS, solely in its capacity as Collateral
Agent and not individually

By: Deutsche Bank National Trust Company

By__________________________________
Name:
Title:

By__________________________________
Name:
Title:

Address for notices:
Deutsche Bank Trust Company Americas
60 Wall Street, 27th Floor
MS: NYC 60-2710
New York, New York 10005
Attn: Project Finance Team Manager/USG Nevada
Fax: (732) 578-4636

Exhibit A

Account Information

Deutsche Bank Trust Company Americas
New York, New York 10005
Swift: BKTRUS33
ABA: 021001033
Account #: 01419647
For the Account of: NYLTD Funds Control New York
Reference: USG Nevada Revenue A/C, Attn: N. Luke/L. Jiang
FFC. PORT: Account No. S79352.1